UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-05188

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
(Exact name of registrant as specified in charter)

4500 MAIN STREET, KANSAS CITY, MISSOURI	64111
(Address of principal executive offices)	(Zip Code)

CHARLES A. ETHERINGTON 4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
(Name and address of agent for service)

Registrant’s telephone number, including area code:	816-531-5575

Date of fiscal year end:	12-31

Date of reporting period:	06-30-2009

ITEM 1.  REPORTS TO STOCKHOLDERS.

Semiannual Report
June 30, 2009

American Century Variable Portfolios

VP Balanced Fund

Market Perspective	2
U.S. Market Returns	2

VP Balanced

Performance	3
Portfolio Commentary	5
Top Ten Stock Holdings	7
Top Five Stock Industries	7
Key Fixed-Income Portfolio Statistics	7
Types of Investments in Portfolio	7

Shareholder Fee Example	8

Financial Statements

Schedule of Investments	9
Statement of Assets and Liabilities	20
Statement of Operations	21
Statement of Changes in Net Assets	22
Notes to Financial Statements	23
Financial Highlights	29

Other Information

Approval of Management Agreement	30
Additional Information	35
Index Definitions	36

The opinions expressed in the Market Perspective and the Portfolio Commentary reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century Investments or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Market Perspective

By Enrique Chang, Chief Investment Officer, American Century Investments

Stocks Bounced Back from Rough 2008

The U.S. stock market endured significant volatility during the first half of 2009, but finished the period with positive returns (see the table below). The market’s advance was driven by a dramatic shift in market sentiment as extreme pessimism regarding the economy and financial sector gave way to renewed optimism.

Stocks began the year on a downward trajectory as economic conditions continued to deteriorate. The U.S. economy shed 3.4 million jobs during the six-month period, boosting the unemployment rate to a 26-year high of 9.5%. Retail sales fell as consumers moved to reduce debt and increase savings, while the housing market remained weak as rising foreclosures weighed on home prices. In addition, the financial sector faced growing losses and distressed balance sheets amid a lack of liquidity in the credit markets.

The stock market hit a multi-year low on March 9 and then staged a powerful rally that lasted through the end of the period. Signs of economic stabilization generated optimism about a possible recovery, and investors also grew more confident about the federal government’s actions to stimulate economic activity and restore liquidity in the credit markets. From March 9 to June 30, the broad equity indices surged by more than 35%.

Bonds Also Advanced

The U.S. bond market advanced steadily for the six-month period, although market leadership changed abruptly. The deepening economic downturn, financial sector turmoil, and slumping stock market in early 2009 led investors to seek out the safety of high-quality bonds, boosting Treasury securities at the expense of corporate bonds. However, as early signs of stabilization in the economy emerged, corporate securities led the bond market higher, while Treasury bonds lagged.

Overall, corporate bonds produced the best returns for the six-month period. Mortgage-backed securities also gained ground thanks to the Federal Reserve’s purchases of mortgage-backed bonds to support the housing market. In contrast, Treasury securities declined as the government increased issuance to finance its fiscal stimulus efforts.

U.S. Market Returns
For the six months ended June 30, 2009*
Stock Indices		Citigroup U.S. Bond Market Indices
Russell 1000 Index (large-cap)	4.32%	Broad Investment-Grade (multi-sector)	1.44%
Russell Midcap Index	9.96%	Credit (investment-grade corporate)	7.08%
Russell 2000 Index (small-cap)	2.64%	Mortgage (mortgage-backed)	2.70%
		Agency	–0.84%
		Treasury	–4.42%
		*Total returns for periods less than one year are not annualized.

2

Performance

VP Balanced

Total Returns as of June 30, 2009
			Average Annual Returns
					Since	Inception
	6 months(1)	1 year	5 years	10 years	Inception	Date
Class I	1.46%	-14.96%	0.82%	1.39%	5.80%	5/1/91
Blended index(2)	2.89%	-13.53%	1.05%	1.40%	7.39%(3)	—
S&P 500 Index(4)	3.16%	-26.21%	-2.24%	-2.22%	7.23%(3)	—
Citigroup US Broad
Investment-Grade Bond Index	1.44%	7.05%	5.37%	6.16%	6.91%(3)	—

(1)	Total returns for periods less than one year are not annualized.
(2)	See Index Definitions page.
(3)	Since 4/30/91, the date nearest Class I’s inception for which data are available.
(4)	Data provided by Lipper Inc. – A Reuters Company. © 2009 Reuters. All rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.
The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable. Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.
The performance information presented does not include charges and deductions imposed by the insurance company separate account under the variable annuity or variable life insurance contracts. The inclusion of such charges could significantly lower performance. Please refer to the insurance company separate account prospectus for a discussion of the charges related to insurance contracts.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-6488. As interest rates rise, bond values will decline.

Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

3

One-Year Returns Over 10 Years
Periods ended June 30
	2000	2001	2002	2003	2004	2005	2006	2007	2008	2009
Class I	7.00%	-5.41%	-7.95%	5.71%	11.98%	8.43%	4.67%	12.75%	-4.29%	-14.96%
Blended index	6.41%	-4.77%	-7.81%	4.89%	11.38%	6.70%	4.83%	14.65%	-5.01%	-13.53%
S&P 500 Index	7.25%	-14.83%	-17.99%	0.25%	19.11%	6.32%	8.63%	20.59%	-13.12%	-26.21%
Citigroup US Broad
Investment-Grade
Bond Index	4.51%	11.26%	8.49%	10.53%	0.37%	7.00%	-0.81%	6.08%	7.77%	7.05%

Total Annual Fund Operating Expenses
Class I	0.91%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-6488. As interest rates rise, bond values will decline.

Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

4

Portfolio Commentary

VP Balanced

Equity Portfolio Managers: Bill Martin and Tom Vaiana

Fixed-Income Portfolio Managers: Dave MacEwen, Bob Gahagan, and Brian Howell

Performance Summary

Balanced returned 1.46%* in the first half of 2009, compared with the 2.89% return of its benchmark (a blended index consisting of 60% S&P 500 Index and 40% Citigroup US Broad Investment-Grade [BIG] Bond Index).

The modest advance for the benchmark reflected gains for both stocks and bonds during the six-month period. The broad stock indices recovered from a rough start to the year, gaining about 4% overall for the period, while the bond market advanced by about 2%.

The fund also posted a positive return but trailed its benchmark for the period. All of the underperformance resulted from the equity side of the portfolio, which lagged the S&P 500 Index, while the fixed-income portion of the portfolio outperformed the Citigroup BIG Index. (It’s worth noting that the fund’s results reflected operating expenses, while the benchmark’s return did not.)

Stock Portion Underperformed

The stock component of the VP Balanced fund trailed the S&P 500 for the six-month period as stock selection detracted from results in seven of ten market sectors. The portfolio’s energy holdings had the biggest negative impact on performance versus the index, with security selection among oil and gas producers contributing the bulk of the underperformance. Oil refiners struggled as the combination of higher oil prices (the price of oil increased by 56% for the six months) and declining demand for gasoline squeezed oil refining profit margins. Large energy producers Exxon Mobil and ConocoPhillips, both of which have sizable refining operations, and oil refiner Sunoco were among the weakest contributors.

The portfolio’s health care and consumer staples stocks also lagged during the period. In the health care sector, stock choices among pharmaceutical firms and an underweight position in health care equipment makers detracted the most. The most notable detractor was King Pharmaceuticals, which declined as the company lost a legal challenge to the patent on its best-selling medication. Among consumer staples stocks, security selection in food retailing and an overweight position in food products makers hurt relative results. Supermarket chain Safeway and food products company General Mills were the most significant detractors.

On the positive side, the industrials and materials sectors of the portfolio contributed favorably to relative results. Stock selection among machinery manufacturers and an underweight in industrial conglomerates contributed the most to outperformance in the industrials sector. The top contributors included aerospace components supplier Goodrich, which maintained earnings growth through increased productivity and cost cutting, and

*Total returns for periods less than one year are not annualized.

5

VP Balanced

engineering firm Shaw Group, which benefited from nuclear power projects in China. The portfolio’s two best contributors came from the materials sector—fertilizer producers Terra Industries and CF Industries Holdings. CF rallied after a larger rival launched a takeover bid for the company while it was pursuing its own acquisition of Terra, which also rose on the takeover news.

The portfolio’s financials stocks also added value, with commercial banks delivering the best results. Top contributors included Canadian banks Toronto-Dominion Bank and Bank of Montreal—two of several foreign equity holdings that contributed meaningfully to absolute performance during the six-month period.

Fixed-Income Component Outpaced the Broad Bond Market

The bond portion of the portfolio posted a positive return for the six-month period and surpassed the performance of the Citigroup BIG Index. The key behind the fixed-income component’s outperformance was sector allocation, especially an underweight position in Treasury bonds and overweight positions in municipal bonds and Treasury inflation-protected securities (TIPS).

Municipal securities and TIPS had underperformed significantly in late 2008, and we took advantage of the decline to add to our positions. This strategy paid off as these segments of the bond market outperformed in the first half of 2009. More recently, we cut back on our overweights in municipal bonds and TIPS, taking profits after their recent strong performance.

We increased our holdings of corporate bonds, moving from an underweight position to an overweight position by the end of the period. Individual security selection among corporate bonds has become increasingly important given the economic uncertainty, so we have been increasing our holdings on a selective, case-by-case basis. We were initially focused on defensive sectors such as health care and consumer staples, but later in the period, we began to look at some of the more beaten-down segments of the corporate market, seeking to take advantage of bargains among the downtrodden.

The fixed-income component remained neutral with regard to interest rate sensitivity and the yield curve, reflecting the conflicting forces—economic weakness and a massive amount of fiscal stimulus—that are clouding the interest rate outlook.

Outlook

Despite early signs of economic stabilization, we are still a long way from a full financial and economic recovery. While the rate of decline in many segments of the economy—such as employment and housing—has been slowing, they are still declining. Furthermore, the savings rate in the U.S. recently hit a 15-year high at a time when the economy needs a shot in the arm from increased consumer spending. We continue to believe that the path to economic recovery will be slow and gradual, driven primarily by housing price stability, improved availability of consumer credit, and a sustained rebound in consumer demand.

6

VP Balanced

VP Balanced’s Top Ten Stock Holdings as of June 30, 2009
	% of	% of
	equity portfolio	S&P 500 Index
Exxon Mobil Corp.	4.3%	4.2%
Johnson & Johnson	2.6%	1.9%
International Business Machines Corp.	2.3%	1.7%
Microsoft Corp.	2.2%	2.3%
AT&T, Inc.	1.9%	1.8%
JPMorgan Chase & Co.	1.9%	1.7%
Procter & Gamble Co. (The)	1.8%	1.9%
Apple, Inc.	1.7%	1.6%
Cisco Systems, Inc.	1.5%	1.3%
Wal-Mart Stores, Inc.	1.5%	1.3%

VP Balanced’s Top Five Stock Industries as of June 30, 2009
	% of	% of
	equity portfolio	S&P 500 Index
Oil, Gas & Consumable Fuels	9.6%	10.7%
Pharmaceuticals	7.4%	7.4%
Software	4.6%	4.3%
Computers & Peripherals	4.0%	3.6%
Insurance	3.5%	2.4%

Key Fixed-Income Portfolio Statistics
	As of 6/30/09	As of 12/31/08
Weighted Average Life	6.3 years	5.6 years
Average Duration (effective)	4.0 years	4.0 years

Types of Investments in Portfolio
	% of net assets	% of net assets
	as of 6/30/09	as of 12/31/08
Common Stocks	61.0%	61.4%
Mortgage- & Asset-Backed Securities	15.5%	20.4%
Corporate Bonds	8.7%	10.7%
U.S. Treasury Securities	6.7%	1.6%
Municipal Securities	1.2%	2.7%
Other Securities	0.8%	0.7%
Temporary Cash Investments	5.5%	2.4%
Other Assets and Liabilities	0.6%	0.1%

7

Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/ exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2009 to June 30, 2009.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*	Annualized
	1/1/09	6/30/09	1/1/09 – 6/30/09	Expense Ratio*
Actual	$1,000	$1,014.60	$4.50	0.90%
Hypothetical	$1,000	$1,020.33	$4.51	0.90%

*Expenses are equal to the fund’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

8

Schedule of Investments
VP Balanced

JUNE 30, 2009 (UNAUDITED)

	Shares/			Shares/
	Principal			Principal
	Amount	Value		Amount	Value
Common Stocks — 61.0%			BlackRock, Inc.	1,257	$ 220,503
AEROSPACE & DEFENSE — 2.1%			Blackstone Group LP (The)	16,829	177,378
Alliant Techsystems, Inc.(1)	2,988	$ 246,092	Federated Investors, Inc.,
			Class B	6,157	148,322
General Dynamics Corp.	10,394	575,723	Goldman Sachs
Goodrich Corp.	9,571	478,263	Group, Inc. (The)	4,881	719,655
L-3 Communications			Knight Capital Group, Inc.,
Holdings, Inc.	1,219	84,574	Class A(1)	21	358
Northrop Grumman Corp.	9,419	430,260	Morgan Stanley	12,076	344,287
Raytheon Co.	11,860	526,940			2,027,408
		2,341,852	CHEMICALS — 0.5%
AIR FREIGHT & LOGISTICS — 0.6%			CF Industries Holdings, Inc.	3,384	250,890
C.H. Robinson			Monsanto Co.	553	41,110
Worldwide, Inc.	1,577	82,241	OM Group, Inc.(1)	2,617	75,945
FedEx Corp.	2,539	141,219	Terra Industries, Inc.	8,183	198,192
United Parcel Service, Inc.,					566,137
Class B	8,423	421,066
		644,526	COMMERCIAL BANKS — 1.5%
AIRLINES — 0.1%			Bank of Montreal	2,753	116,039
			Canadian Imperial
Copa Holdings SA, Class A	468	19,104	Bank of Commerce	1,654	82,816
Southwest Airlines Co.	7,085	47,682	PNC Financial Services
		66,786	Group, Inc.	2,120	82,277
AUTO COMPONENTS — 0.7%			Royal Bank of Canada	524	21,405
Autoliv, Inc.	1,334	38,379	Toronto-Dominion
Gentex Corp.	13,505	156,658	Bank (The)	8,036	415,542
Magna International, Inc.,			U.S. Bancorp.	4,398	78,812
Class A	3,784	159,836	Valley National Bancorp.	1,433	16,766
TRW Automotive			Wells Fargo & Co.	35,264	855,505
Holdings Corp.(1)	16,481	186,235
					1,669,162
WABCO Holdings, Inc.	11,104	196,541	COMMERCIAL SERVICES & SUPPLIES — 0.1%
		737,649	Waste Management, Inc.	2,333	65,697
BEVERAGES — 1.2%			COMMUNICATIONS EQUIPMENT — 2.1%
Coca-Cola Co. (The)	16,146	774,846	Arris Group, Inc.(1)	2,071	25,184
Coca-Cola Enterprises, Inc.	20,065	334,082	Cisco Systems, Inc.(1)	54,466	1,015,246
PepsiCo, Inc.	4,659	256,059
			Plantronics, Inc.	3,222	60,928
		1,364,987
			Polycom, Inc.(1)	4,190	84,931
BIOTECHNOLOGY — 1.3%
			QUALCOMM, Inc.	18,606	840,991
Amgen, Inc.(1)	18,614	985,425
			Research In Motion Ltd.(1)	2,681	190,485
Biogen Idec, Inc.(1)	157	7,089
			Tellabs, Inc.(1)	18,056	103,461
Gilead Sciences, Inc.(1)	9,756	456,971
					2,321,226
Isis Pharmaceuticals, Inc.(1)	3,170	52,305
			COMPUTERS & PERIPHERALS — 2.4%
		1,501,790	Apple, Inc.(1)	8,129	1,157,813
CAPITAL MARKETS — 1.8%
			EMC Corp.(1)	31,429	411,720
Bank of New York Mellon
Corp. (The)	14,224	416,905	Hewlett-Packard Co.	16,581	640,856

9

VP Balanced

	Shares/			Shares/
	Principal			Principal
	Amount	Value		Amount	Value
NCR Corp.(1)	9,825	$ 116,230	Celestica, Inc.(1)	53,032	$ 361,678
Seagate Technology	20,699	216,512	Molex, Inc.	4,315	67,098
Western Digital Corp.(1)	7,171	190,031	Tech Data Corp.(1)	431	14,098
		2,733,162			588,368
CONSTRUCTION & ENGINEERING — 0.7%			ENERGY EQUIPMENT & SERVICES — 2.0%
EMCOR Group, Inc.(1)	12,587	253,250	Baker Hughes, Inc.	3,648	132,933
Fluor Corp.	6,418	329,179	BJ Services Co.	13,756	187,494
Foster Wheeler AG(1)	4,124	97,945	Diamond Offshore
URS Corp.(1)	1,163	57,592	Drilling, Inc.	2,861	237,606
		737,966	ENSCO International, Inc.	6,243	217,694
CONSUMER FINANCE(2)			Halliburton Co.	14,151	292,926
			National Oilwell Varco, Inc.(1)	9,653	315,267
Discover Financial Services	2,061	21,166
CONTAINERS & PACKAGING — 0.4%			Noble Corp.	479	14,490
Pactiv Corp.(1)	14,323	310,809	Oil States
			International, Inc.(1)	4,129	99,963
Rock-Tenn Co., Class A	3,653	139,398	Schlumberger Ltd.	10,117	547,431
Sonoco Products Co.	1,227	29,387	Transocean Ltd.(1)	2,839	210,909
		479,594			2,256,713
DIVERSIFIED CONSUMER SERVICES — 0.3%			FOOD & STAPLES RETAILING — 1.4%
H&R Block, Inc.	20,023	344,996	Kroger Co. (The)	3,082	67,958
DIVERSIFIED FINANCIAL SERVICES — 1.8%			SUPERVALU, INC.	7,370	95,441
Bank of America Corp.	47,656	629,059	SYSCO Corp.	18,931	425,569
Citigroup, Inc.	36,079	107,155	Wal-Mart Stores, Inc.	20,813	1,008,182
JPMorgan Chase & Co.	37,966	1,295,020			1,597,150
		2,031,234	FOOD PRODUCTS — 1.3%
DIVERSIFIED TELECOMMUNICATION
SERVICES — 1.8%			Archer-Daniels-Midland Co.	21,604	578,339
AT&T, Inc.	53,123	1,319,575	ConAgra Foods, Inc.	17,975	342,603
			Dean Foods Co.(1)	5,485	105,257
Embarq Corp.	1,655	69,609
Verizon			Hershey Co. (The)	389	14,004
Communications, Inc.	20,163	619,609	J.M. Smucker Co. (The)	4,921	239,456
Windstream Corp.	1,213	10,141	Kraft Foods, Inc., Class A	7,052	178,698
		2,018,934	Lancaster Colony Corp.	494	21,771
ELECTRIC UTILITIES — 0.8%					1,480,128
Entergy Corp.	4,953	383,957	GAS UTILITIES(2)
Exelon Corp.	1,844	94,431	UGI Corp.	1,814	46,239
FPL Group, Inc.	7,035	400,010	HEALTH CARE EQUIPMENT & SUPPLIES — 1.4%
Pepco Holdings, Inc.	23	309	Becton, Dickinson & Co.	2,141	152,675
		878,707	Boston Scientific Corp.(1)	31,124	315,597
ELECTRICAL EQUIPMENT — 0.3%			C.R. Bard, Inc.	5,132	382,077
Cooper Industries Ltd.,			Gen-Probe, Inc.(1)	2,586	111,146
Class A	4,684	145,438	Hospira, Inc.(1)	621	23,921
GrafTech International Ltd.(1)	14,689	166,133
			Intuitive Surgical, Inc.(1)	1,507	246,636
		311,571	St. Jude Medical, Inc.(1)	4,710	193,581
ELECTRONIC EQUIPMENT,
INSTRUMENTS & COMPONENTS — 0.5%			STERIS Corp.	5,540	144,483
Arrow Electronics, Inc.(1)	6,850	145,494			1,570,116

10

VP Balanced

	Shares/			Shares/
	Principal			Principal
	Amount	Value		Amount	Value
HEALTH CARE PROVIDERS & SERVICES — 0.8%			Berkshire Hathaway, Inc.,
Coventry Health Care, Inc.(1)	1,798	$ 33,641	Class A(1)	4	$ 360,000
Express Scripts, Inc.(1)	2,059	141,556	Chubb Corp.	4,641	185,083
Henry Schein, Inc.(1)	218	10,453	CNA Financial Corp.	10,483	162,172
Humana, Inc.(1)	10,601	341,988	Endurance Specialty
			Holdings Ltd.	5,566	163,084
Magellan Health			MetLife, Inc.	8,296	248,963
Services, Inc.(1)	2,445	80,245
Medco Health			Prudential Financial, Inc.	14,335	533,549
Solutions, Inc.(1)	2,043	93,181			2,406,660
Quest Diagnostics, Inc.	2,252	127,080	INTERNET & CATALOG RETAIL — 0.3%
WellCare Health			Amazon.com, Inc.(1)	2,189	183,132
Plans, Inc.(1)	5,399	99,828	Netflix, Inc.(1)	3,898	161,143
		927,972			344,275
HOTELS, RESTAURANTS & LEISURE — 0.5%			INTERNET SOFTWARE & SERVICES — 1.1%
McDonald’s Corp.	4,488	258,015	Google, Inc., Class A(1)	2,193	924,547
Panera Bread Co., Class A(1)	3,131	156,112	Sohu.com, Inc.(1)	3,946	247,927
WMS Industries, Inc.(1)	4,161	131,113	VeriSign, Inc.(1)	548	10,127
		545,240			1,182,601
HOUSEHOLD DURABLES — 0.5%			IT SERVICES — 2.0%
Harman International			Affiliated Computer
Industries, Inc.	7,451	140,079	Services, Inc., Class A(1)	2,298	102,077
NVR, Inc.(1)	750	376,792	Alliance Data
		516,871	Systems Corp.(1)	2,835	116,774
HOUSEHOLD PRODUCTS — 1.4%			Broadridge Financial
Clorox Co.	1,810	101,052	Solutions, Inc.	66	1,094
Colgate-Palmolive Co.	2,060	145,725	International Business
			Machines Corp.	15,133	1,580,188
Kimberly-Clark Corp.	2,402	125,937
			SAIC, Inc.(1)	7,753	143,818
Procter & Gamble Co. (The)	23,960	1,224,356
			Western Union Co. (The)	15,956	261,679
		1,597,070
					2,205,630
INDEPENDENT POWER PRODUCERS &
ENERGY TRADERS — 0.8%			LEISURE EQUIPMENT & PRODUCTS — 0.1%
Mirant Corp.(1)	22,842	359,533	Polaris Industries, Inc.	4,244	136,317
NRG Energy, Inc.(1)	22,430	582,283	LIFE SCIENCES TOOLS & SERVICES — 0.5%
			Bruker Corp.(1)	19,126	177,107
		941,816
INDUSTRIAL CONGLOMERATES — 0.8%			Millipore Corp.(1)	4,949	347,469
3M Co.	6,088	365,889			524,576
General Electric Co.	49,050	574,866	MACHINERY — 1.1%
		940,755	AGCO Corp.(1)	9,746	283,316
INSURANCE — 2.1%			Cummins, Inc.	4,690	165,135
ACE Ltd.	4,937	218,364	Dover Corp.	1,906	63,070
Allied World Assurance Co.			Flowserve Corp.	1,770	123,564
Holdings Ltd.	1,762	71,942	Graco, Inc.	6,898	151,894
American Financial			Kennametal, Inc.	5,522	105,912
Group, Inc.	11,326	244,415	Lincoln Electric
Aspen Insurance			Holdings, Inc.	3,226	116,265
Holdings Ltd.	9,807	219,088

11

VP Balanced

	Shares/			Shares/
	Principal			Principal
	Amount	Value		Amount	Value
Navistar International			ConocoPhillips	12,494	$ 525,498
Corp.(1)	2,009	$ 87,592	Devon Energy Corp.	4,405	240,073
Timken Co.	6,253	106,801	Exxon Mobil Corp.	41,828	2,924,195
		1,203,549	Frontier Oil Corp.	6,350	83,249
MEDIA — 1.4%			McMoRan Exploration Co.(1)	11,215	66,841
CBS Corp., Class B	799	5,529	Murphy Oil Corp.	1,968	106,902
Comcast Corp., Class A	44,050	638,284	Occidental Petroleum Corp.	8,445	555,765
Interpublic Group of			Peabody Energy Corp.	5,971	180,085
Cos., Inc. (The)(1)	5,775	29,164
			Valero Energy Corp.	16,278	274,935
Marvel Entertainment, Inc.(1)	2,112	75,166
			World Fuel Services Corp.	1,898	78,255
Scripps Networks
Interactive, Inc., Class A	2,127	59,194			6,568,989
Time Warner Cable, Inc.	1,792	56,753	PERSONAL PRODUCTS — 0.1%
Time Warner, Inc.	27,587	694,917	Mead Johnson
			Nutrition Co., Class A(1)	4,932	156,690
		1,559,007	PHARMACEUTICALS — 4.5%
METALS & MINING — 0.6%			Abbott Laboratories	11,435	537,902
Allegheny Technologies, Inc.	6,731	235,114	Eli Lilly & Co.	22,310	772,818
Cliffs Natural Resources, Inc.	3,544	86,722	Endo Pharmaceuticals
Reliance Steel &			Holdings, Inc.(1)	5,207	93,310
Aluminum Co.	2,798	107,415	Forest Laboratories, Inc.(1)	8,341	209,443
Schnitzer Steel
Industries, Inc., Class A	2,955	156,201	Johnson & Johnson	31,731	1,802,321
Worthington Industries, Inc.	7,168	91,679	King Pharmaceuticals, Inc.(1)	26,770	257,795
		677,131	Pfizer, Inc.	44,314	664,710
MULTILINE RETAIL — 0.4%			Schering-Plough Corp.	13,000	326,560
Dollar Tree, Inc.(1)	7,025	295,753	Sepracor, Inc.(1)	8,276	143,340
Family Dollar Stores, Inc.	5,096	144,217	Valeant Pharmaceuticals
			International(1)	2,177	55,993
Sears Holdings Corp.(1)	368	24,479
			Watson
		464,449	Pharmaceuticals, Inc.(1)	4,960	167,102
MULTI-INDUSTRY — 1.3%					5,031,294
Consumer Staples Select			PROFESSIONAL SERVICES — 0.1%
Sector SPDR Fund	20,589	473,341
			Manpower, Inc.	2,347	99,372
Financial Select
Sector SPDR Fund	58,577	701,167	REAL ESTATE INVESTMENT TRUSTS (REITs) — 0.1%
Health Care Select			Host Hotels & Resorts, Inc.	7,736	64,905
Sector SPDR Fund	8,639	227,292	Public Storage	103	6,745
		1,401,800	Simon Property Group, Inc.	1,282	65,933
MULTI-UTILITIES — 0.4%					137,583
DTE Energy Co.	364	11,648	ROAD & RAIL — 0.6%
Public Service Enterprise			Burlington Northern
Group, Inc.	14,688	479,269	Santa Fe Corp.	2,246	165,171
		490,917	CSX Corp.	3,355	116,184
OIL, GAS & CONSUMABLE FUELS — 5.9%			Norfolk Southern Corp.	3,122	117,606
Alpha Natural			Union Pacific Corp.	5,192	270,295
Resources, Inc.(1)	5,245	137,786			669,256
Anadarko Petroleum Corp.	4,795	217,645	SEMICONDUCTORS & SEMICONDUCTOR
Apache Corp.	4,239	305,844	EQUIPMENT — 1.7%
Chevron Corp.	13,161	871,916	Analog Devices, Inc.	2,851	70,648

12

VP Balanced

	Shares/			Shares/
	Principal			Principal
	Amount	Value		Amount	Value
Applied Materials, Inc.	15,801	$ 173,337	U.S. Government Agency
Broadcom Corp., Class A(1)	6,046	149,880	Mortgage-Backed Securities(3) — 13.4%
Intel Corp.	35,384	585,605
			FHLMC, 7.00%, 11/1/13(4)	$ 42,899	$ 45,431
Lam Research Corp.(1)	1,413	36,738
			FHLMC, 6.50%, 6/1/16(4)	67,579	71,668
Linear Technology Corp.	6,006	140,240
			FHLMC, 6.50%, 6/1/16(4)	77,056	81,498
LSI Corp.(1)	21,059	96,029
			FHLMC, 4.50%, 1/1/19(4)	615,053	637,899
Marvell Technology
Group Ltd.(1)	887	10,325	FHLMC, 6.50%, 1/1/28(4)	21,147	22,733
Skyworks Solutions, Inc.(1)	15,686	153,409	FHLMC, 6.50%, 6/1/29(4)	15,958	17,148
Texas Instruments, Inc.	18,809	400,632	FHLMC, 8.00%, 7/1/30(4)	18,765	20,647
Xilinx, Inc.	3,332	68,173	FHLMC, 5.50%, 12/1/33(4)	603,221	625,647
		1,885,016	FHLMC, 5.50%, 1/1/38(4)	327,973	339,142
SOFTWARE — 2.8%			FHLMC, 6.00%, 8/1/38(4)	310,495	324,553
Adobe Systems, Inc.(1)	6,527	184,714	FHLMC, 6.50%, 7/1/47(4)	57,026	60,378
Autodesk, Inc.(1)	8,640	163,987	FNMA, 6.50%, 11/1/11(4)	4,401	4,652
Cerner Corp.(1)	338	21,054	FNMA, 6.00%, 4/1/13(4)	4,362	4,640
Microsoft Corp.	63,436	1,507,874	FNMA, 6.00%, 4/1/13(4)	7,762	8,258
Oracle Corp.	30,427	651,746	FNMA, 6.00%, 5/1/13(4)	1,418	1,509
Quest Software, Inc.(1)	2,896	40,370	FNMA, 6.50%, 6/1/13(4)	1,183	1,258
Sybase, Inc.(1)	9,342	292,778	FNMA, 6.50%, 6/1/13(4)	15,360	16,323
Symantec Corp.(1)	9,821	152,815	FNMA, 6.00%, 7/1/13(4)	5,252	5,588
Synopsys, Inc.(1)	2,194	42,805	FNMA, 6.00%, 1/1/14(4)	57,629	61,308
Take-Two Interactive			FNMA, 4.50%, 5/1/19(4)	297,555	308,142
Software, Inc.(1)	5,527	52,341
			FNMA, 4.50%, 5/1/19(4)	325,796	337,389
		3,110,484
			FNMA, 6.50%, 1/1/28(4)	6,781	7,314
SPECIALTY RETAIL — 0.9%
			FNMA, 7.00%, 1/1/28(4)	24,239	26,618
AutoZone, Inc.(1)	331	50,017
			FNMA, 6.50%, 1/1/29(4)	40,635	43,804
Gap, Inc. (The)	21,737	356,487
Home Depot, Inc. (The)	2,915	68,882	FNMA, 7.50%, 7/1/29(4)	60,409	65,829
RadioShack Corp.	5,716	79,795	FNMA, 7.50%, 9/1/30(4)	16,372	17,848
Ross Stores, Inc.	6,123	236,348	FNMA, 6.50%, 1/1/32(4)	51,798	55,659
Sherwin-Williams Co. (The)	2,482	133,408	FNMA, 5.50%, 6/1/33(4)	416,334	431,943
Tractor Supply Co.(1)	854	35,287	FNMA, 5.50%, 8/1/33(4)	357,189	370,580
		960,224	FNMA, 5.00%, 11/1/33(4)	1,514,347	1,548,597
TEXTILES, APPAREL & LUXURY GOODS — 0.2%			FNMA, 5.50%, 1/1/34(4)	648,535	672,149
Liz Claiborne, Inc.	12,822	36,928	FNMA, 4.50%, 9/1/35(4)	1,171,816	1,173,087
Polo Ralph Lauren Corp.	3,319	177,699	FNMA, 5.00%, 2/1/36(4)	1,516,085	1,548,243
		214,627	FNMA, 5.50%, 1/1/37	2,934,533	3,039,964
TOBACCO — 0.9%			FNMA, 5.50%, 2/1/37(4)	458,576	474,263
Altria Group, Inc.	12,774	209,366	FNMA, 6.50%, 8/1/37(4)	922,895	981,194
Philip Morris			FNMA, 6.50%, 6/1/47(4)	36,385	38,602
International, Inc.	19,266	840,383
			FNMA, 6.50%, 8/1/47(4)	97,565	103,512
		1,049,749
			FNMA, 6.50%, 8/1/47(4)	126,751	134,478
TOTAL COMMON STOCKS
(Cost $66,990,481)		68,353,184	FNMA, 6.50%, 9/1/47(4)	15,653	16,607
			FNMA, 6.50%, 9/1/47(4)	106,366	112,850

13

VP Balanced

	Shares/			Shares/
	Principal			Principal
	Amount	Value		Amount	Value
FNMA, 6.50%, 9/1/47(4)	$ 360,246	$ 382,206	Merrill Lynch & Co., Inc.,
			4.79%, 8/4/10(4)	$ 55,000	$ 55,305
FNMA, 6.50%, 9/1/47(4)	150,526	159,702
GNMA, 7.00%, 4/20/26(4)	46,019	50,009	Morgan Stanley, 6.625%,
			4/1/18(4)	100,000	99,854
GNMA, 7.50%, 8/15/26(4)	27,023	29,628
			Morgan Stanley, 7.30%,
GNMA, 7.00%, 2/15/28(4)	11,109	12,118	5/13/19(4)	100,000	103,877
GNMA, 7.50%, 2/15/28(4)	19,122	20,992			624,113
GNMA, 6.50%, 5/15/28(4)	3,201	3,458	CHEMICALS — 0.1%
GNMA, 6.50%, 5/15/28(4)	3,723	4,021	Dow Chemical Co. (The),
			8.55%, 5/15/19(4)	40,000	40,137
GNMA, 7.00%, 12/15/28(4)	15,287	16,677
GNMA, 7.00%, 5/15/31(4)	90,235	98,623	Potash Corp of
			Saskatchewan, Inc., 6.50%,
GNMA, 5.50%, 11/15/32(4)	411,027	427,051	5/15/19(4)	30,000	32,381
TOTAL U.S. GOVERNMENT AGENCY			Rohm & Haas Co., 5.60%,
MORTGAGE-BACKED SECURITIES			3/15/13(4)	70,000	69,278
(Cost $14,480,997)		15,063,437			141,796
Corporate Bonds — 8.7%			COMMERCIAL BANKS — 0.2%
AEROSPACE & DEFENSE — 0.4%			BB&T Corp., 5.70%,
			4/30/14(4)	40,000	40,917
BAE Systems Holdings, Inc.,
6.375%, 6/1/19(4)(5)	30,000	30,728	PNC Bank N.A., 6.00%,
			12/7/17(4)	80,000	74,178
Honeywell International, Inc.,
5.30%, 3/15/17(4)	57,000	59,933	Wachovia Bank N.A.,
			4.80%, 11/1/14(4)	110,000	106,786
Honeywell International, Inc.,
5.30%, 3/1/18(4)	70,000	73,232	Wachovia Bank N.A.,
			4.875%, 2/1/15(4)	32,000	30,608
Lockheed Martin Corp.,
6.15%, 9/1/36(4)	112,000	119,799	Wells Fargo & Co., 4.625%,
			8/9/10(4)	2,000	2,051
United Technologies Corp.,
6.05%, 6/1/36(4)	134,000	142,419			254,540
		426,111	COMMERCIAL SERVICES & SUPPLIES — 0.1%
AUTOMOBILES — 0.1%			Allied Waste North America,
			Inc., 6.375%, 4/15/11(4)	50,000	50,897
DaimlerChrysler N.A. LLC,
5.875%, 3/15/11(4)	70,000	71,197	Waste Management, Inc.,
			7.375%, 3/11/19(4)	60,000	64,409
BEVERAGES — 0.2%
Anheuser-Busch InBev					115,306
Worldwide, Inc., 6.875%,			CONSUMER FINANCE — 0.4%
11/15/19(5)	70,000	72,724	American Express Centurion
Dr Pepper Snapple Group,			Bank, 4.375%, 7/30/09(4)	70,000	69,925
Inc., 6.82%, 5/1/18(4)	70,000	74,149	General Electric Capital
SABMiller plc, 6.20%,			Corp., 6.125%, 2/22/11(4)	100,000	104,857
7/1/11(4)(5)	70,000	73,864	General Electric Capital
		220,737	Corp., 4.80%, 5/1/13(4)	60,000	60,138
CAPITAL MARKETS — 0.5%			General Electric Capital
			Corp., 5.625%, 9/15/17(4)	140,000	134,202
Bank of New York Mellon
Corp. (The), 4.30%, 5/15/14	70,000	71,237	John Deere Capital Corp.,
			4.50%, 4/3/13(4)	60,000	61,285
Credit Suisse (New York),
5.00%, 5/15/13(4)	110,000	112,593			430,407
Goldman Sachs Group, Inc.			DIVERSIFIED FINANCIAL SERVICES — 0.5%
(The), 6.00%, 5/1/14(4)	40,000	41,807	Bank of America Corp.,
Goldman Sachs Group, Inc.			4.375%, 12/1/10(4)	20,000	20,058
(The), 7.50%, 2/15/19(4)	130,000	139,440

14

VP Balanced

	Shares/			Shares/
	Principal			Principal
	Amount	Value		Amount	Value
Bank of America Corp.,			Cleveland Electric
7.375%, 5/15/14(4)	$ 30,000	$ 31,034	Illuminating Co. (The),
Bank of America Corp.,			5.70%, 4/1/17(4)	$ 18,000	$ 17,561
7.625%, 6/1/19(4)	40,000	40,248	Florida Power Corp., 6.35%,
Bank of America N.A.,			9/15/37(4)	70,000	77,435
5.30%, 3/15/17(4)	124,000	105,367	Southern California Edison
Bank of America N.A.,			Co., 5.625%, 2/1/36(4)	22,000	22,301
6.00%, 10/15/36(4)	110,000	88,320	Toledo Edison Co. (The),
Citigroup, Inc., 5.50%,			6.15%, 5/15/37(4)	60,000	56,602
4/11/13(4)	130,000	121,983			212,868
Citigroup, Inc., 6.125%,			ELECTRONIC EQUIPMENT,
5/15/18(4)	90,000	78,848	INSTRUMENTS & COMPONENTS — 0.1%
Citigroup, Inc., 8.50%,			Corning, Inc., 6.625%,
5/22/19(4)	30,000	30,568	5/15/19(4)	70,000	71,670
JPMorgan Chase & Co.,			ENERGY EQUIPMENT & SERVICES — 0.1%
4.65%, 6/1/14(4)	60,000	59,933	Pride International, Inc.,
		576,359	8.50%, 6/15/19(4)	30,000	29,775
DIVERSIFIED TELECOMMUNICATION			Weatherford International
SERVICES — 0.9%			Ltd., 9.625%, 3/1/19(4)	70,000	82,483
Alltel Corp., 7.875%,					112,258
7/1/32(4)	30,000	34,903	FOOD & STAPLES RETAILING — 0.4%
AT&T, Inc., 6.80%,			CVS Caremark Corp., 6.60%,
5/15/36(4)	110,000	114,211	3/15/19(4)	70,000	74,930
AT&T, Inc., 6.55%,			SYSCO Corp., 4.20%,
2/15/39(4)	120,000	120,052	2/12/13(4)	30,000	30,498
BellSouth Corp., 6.875%,			Wal-Mart Stores, Inc.,
10/15/31(4)	24,000	24,773	3.00%, 2/3/14(4)	90,000	88,930
Embarq Corp., 7.08%,			Wal-Mart Stores, Inc.,
6/1/16(4)	65,000	63,557	5.875%, 4/5/27(4)	138,000	143,088
Qwest Corp., 7.875%,			Wal-Mart Stores, Inc.,
9/1/11(4)	30,000	30,150	6.50%, 8/15/37(4)	80,000	89,576
Qwest Corp., 7.50%,			Wal-Mart Stores, Inc.,
10/1/14(4)	60,000	57,525	6.20%, 4/15/38(4)	60,000	64,614
Telecom Italia Capital SA,					491,636
6.175%, 6/18/14(4)	50,000	50,634
			FOOD PRODUCTS — 0.1%
Telefonica Emisiones SAU,
5.88%, 7/15/19	100,000	103,278	General Mills, Inc., 5.65%,
			9/10/12(4)	30,000	32,049
Telefonica Emisiones SAU,
7.05%, 6/20/36(4)	80,000	88,842	Kellogg Co., 4.45%,
			5/30/16(4)	50,000	50,118
Verizon Communications,
Inc., 5.50%, 2/15/18(4)	70,000	69,626	Kraft Foods, Inc., 6.00%,
			2/11/13(4)	20,000	21,331
Verizon Communications,
Inc., 6.25%, 4/1/37(4)	64,000	61,980			103,498
Verizon Communications,			HEALTH CARE EQUIPMENT & SUPPLIES — 0.1%
Inc., 6.40%, 2/15/38(4)	20,000	19,623	Baxter International, Inc.,
			5.90%, 9/1/16(4)	40,000	43,177
Verizon Wireless Capital
LLC, 8.50%, 11/15/18(4)(5)	130,000	155,602	Baxter International, Inc.,
			6.25%, 12/1/37(4)	70,000	77,013
		994,756
ELECTRIC UTILITIES — 0.2%					120,190
Carolina Power & Light Co.,
5.15%, 4/1/15(4)	37,000	38,969

15

VP Balanced

	Shares/			Shares/
	Principal			Principal
	Amount	Value		Amount	Value
HEALTH CARE PROVIDERS & SERVICES — 0.1%			Rogers Cable, Inc., 6.25%,
Medco Health Solutions,			6/15/13(4)	$ 55,000	$ 58,388
Inc., 7.25%, 8/15/13(4)	$ 60,000	$ 64,436	Time Warner Cable, Inc.,
HOTELS, RESTAURANTS & LEISURE — 0.2%			5.40%, 7/2/12(4)	40,000	41,382
McDonald’s Corp., 5.35%,			Time Warner Cable, Inc.,
3/1/18(4)	50,000	52,850	6.75%, 7/1/18(4)	60,000	62,591
McDonald’s Corp., 6.30%,			Time Warner Cable, Inc.,
10/15/37(4)	70,000	75,701	6.75%, 6/15/39(4)	90,000	87,784
Yum! Brands, Inc., 6.875%,			Time Warner, Inc., 5.50%,
11/15/37(4)	70,000	70,692	11/15/11(4)	50,000	51,672
		199,243	Time Warner, Inc., 7.625%,
			4/15/31(4)	24,000	23,373
HOUSEHOLD PRODUCTS — 0.1%
			Time Warner, Inc., 7.70%,
Kimberly-Clark Corp.,			5/1/32(4)	40,000	39,377
6.125%, 8/1/17(4)	70,000	76,903
INDUSTRIAL CONGLOMERATES — 0.1%					688,886
General Electric Co., 5.00%,			METALS & MINING — 0.2%
2/1/13(4)	92,000	95,837	Barrick Gold Corp., 6.95%,
General Electric Co., 5.25%,			4/1/19	30,000	33,656
12/6/17(4)	70,000	68,858	BHP Billiton Finance USA
			Ltd., 6.50%, 4/1/19(4)	40,000	44,502
		164,695
			Rio Tinto Finance USA Ltd.,
INSURANCE — 0.2%			5.875%, 7/15/13(4)	80,000	80,596
Allstate Corp. (The), 7.45%,			Xstrata Finance Canada Ltd.,
5/16/19	40,000	43,351	5.80%, 11/15/16(4)(5)	58,000	52,046
MetLife Global Funding I,					210,800
5.125%, 4/10/13(4)(5)	50,000	50,914
MetLife, Inc., 6.75%,			MULTILINE RETAIL — 0.1%
6/1/16(4)	60,000	61,170	Kohl’s Corp., 6.875%,
			12/15/37(4)	70,000	70,521
New York Life Global
Funding, 4.65%, 5/9/13(4)(5)	40,000	40,622	Macy’s Retail Holdings, Inc.,
			5.35%, 3/15/12(4)	52,000	47,364
Prudential Financial, Inc.,
5.40%, 6/13/35(4)	80,000	59,716			117,885
Travelers Cos., Inc. (The),			MULTI-UTILITIES — 0.5%
5.90%, 6/2/19(4)	30,000	30,965	CenterPoint Energy
		286,738	Resources Corp., 6.125%,
			11/1/17(4)	70,000	64,938
MACHINERY — 0.1%
			CenterPoint Energy
Caterpillar Financial			Resources Corp., 6.25%,
Services Corp., 4.85%,			2/1/37(4)	100,000	75,381
12/7/12(4)	70,000	73,217
			Dominion Resources, Inc.,
MEDIA — 0.6%			4.75%, 12/15/10(4)	76,000	78,146
British Sky Broadcasting			NSTAR Electric Co., 5.625%,
Group plc, 9.50%,			11/15/17(4)	50,000	52,993
11/15/18(4)(5)	70,000	83,789
			Pacific Gas & Electric Co.,
Comcast Corp., 5.90%,			4.20%, 3/1/11(4)	120,000	123,895
3/15/16(4)	44,000	45,572
			Pacific Gas & Electric Co.,
Comcast Corp., 6.40%,			5.80%, 3/1/37(4)	48,000	48,353
5/15/38(4)	60,000	58,864
			Pacific Gas & Electric Co.,
Comcast Corp., 6.55%,			6.35%, 2/15/38(4)	60,000	65,055
7/1/39(4)	40,000	40,020
			Sempra Energy, 6.50%,
Pearson Dollar Finance Two			6/1/16(4)	30,000	31,355
plc, 6.25%, 5/6/18(4)(5)	100,000	96,074
					540,116

16

VP Balanced

	Shares/			Shares/
	Principal			Principal
	Amount	Value		Amount	Value
OIL, GAS & CONSUMABLE FUELS — 1.1%			GlaxoSmithKline Capital,
Anadarko Petroleum Corp.,			Inc., 6.375%, 5/15/38(4)	$ 20,000	$ 21,794
8.70%, 3/15/19(4)	$ 70,000	$ 78,547	Wyeth, 5.95%, 4/1/37(4)	77,000	79,823
Canadian Natural Resources					456,141
Ltd., 5.70%, 5/15/17(4)	70,000	70,887	REAL ESTATE INVESTMENT TRUSTS (REITs) — 0.1%
ConocoPhillips, 6.50%,			ProLogis, 5.625%,
2/1/39(4)	90,000	95,994	11/15/16(4)	140,000	107,769
Enbridge Energy Partners			Simon Property Group LP,
LP, 6.50%, 4/15/18(4)	20,000	19,738	6.75%, 5/15/14(4)	30,000	30,187
Enterprise Products					137,956
Operating LP, 4.95%,
6/1/10(4)	57,000	57,854	ROAD & RAIL — 0.1%
Enterprise Products			CSX Corp., 7.375%, 2/1/19(4)	40,000	43,517
Operating LP, 6.30%,			Norfolk Southern Corp.,
9/15/17(4)	110,000	110,721	5.90%, 6/15/19(4)	30,000	31,149
EOG Resources, Inc.,			Union Pacific Corp., 5.75%,
5.625%, 6/1/19(4)	40,000	41,938	11/15/17(4)	100,000	100,969
Kinder Morgan Energy					175,635
Partners LP, 6.85%,			SOFTWARE — 0.1%
2/15/20(4)	60,000	61,616
			Intuit, Inc., 5.75%,
Nexen, Inc., 5.65%,			3/15/17(4)	75,000	71,368
5/15/17(4)	40,000	38,867
			Oracle Corp., 6.125%,
Nexen, Inc., 6.40%,			7/8/39	60,000	59,600
5/15/37(4)	140,000	128,854
					130,968
Plains All American Pipeline			SPECIALTY RETAIL — 0.1%
LP, 8.75%, 5/1/19(4)	60,000	68,200
Shell International Finance			Home Depot, Inc. (The),
			5.875%, 12/16/36(4)	20,000	17,679
BV, 4.00%, 3/21/14(4)	120,000	123,393
Shell International Finance			Staples, Inc., 9.75%,
			1/15/14(4)	70,000	78,286
BV, 6.375%, 12/15/38(4)	60,000	65,507
XTO Energy, Inc., 5.30%,					95,965
6/30/15(4)	101,000	103,998	TOBACCO(2)
XTO Energy, Inc., 6.50%,			Altria Group, Inc., 9.25%,
12/15/18(4)	40,000	42,990	8/6/19(4)	50,000	56,240
XTO Energy, Inc., 6.10%,			WIRELESS TELECOMMUNICATION SERVICES — 0.1%
4/1/36(4)	80,000	77,683	Rogers Communications,
		1,186,787	Inc., 6.80%, 8/15/18(4)	40,000	42,948
PAPER & FOREST PRODUCTS — 0.1%			Vodafone Group plc, 5.45%,
			6/10/19(4)	40,000	39,403
International Paper Co.,
9.375%, 5/15/19(4)	70,000	71,469			82,351
PHARMACEUTICALS — 0.4%			TOTAL CORPORATE BONDS
Abbott Laboratories, 5.875%,			(Cost $9,656,447)		9,783,873
5/15/16(4)	35,000	38,229	U.S. Treasury Securities — 6.7%
Abbott Laboratories, 5.60%,			U.S. Treasury Bonds,
11/30/17(4)	50,000	53,647
			6.25%, 5/15/30(4)	190,000	240,588
AstraZeneca plc, 5.40%,			U.S. Treasury Bonds,
9/15/12(4)	85,000	92,298
			4.75%, 2/15/37(4)	297,000	318,022
AstraZeneca plc, 5.90%,			U.S. Treasury Notes,
9/15/17(4)	110,000	117,984
			0.875%, 4/30/11(4)	4,000,000	3,989,692
GlaxoSmithKline Capital,			U.S. Treasury Notes,
Inc., 4.85%, 5/15/13(4)	50,000	52,366
			1.875%, 6/15/12(4)	2,000,000	2,015,626

17

VP Balanced

	Shares/			Shares/
	Principal			Principal
	Amount	Value		Amount	Value
U.S. Treasury Notes,			FHLMC, Series 2937,
3.125%, 5/15/19(4)	$ 1,000,000	$ 967,343	Class KA, 4.50%,
TOTAL U.S. TREASURY SECURITIES			12/15/14(4)	$ 6,770	$ 6,768
(Cost $7,454,226)		7,531,271			366,488
Municipal Securities — 1.2%			TOTAL COLLATERALIZED
			MORTGAGE OBLIGATIONS
California Infrastructure &			(Cost $1,185,743)		1,020,306
Economic Development
Bank Rev., Series 2003 A,			Commercial Mortgage-Backed
(Bay Area Toll Bridges			Securities(3) — 0.9%
Seismic Retrofit), 5.00%,
1/1/28, Prerefunded at			Bear Stearns Commercial
100% of Par (Ambac)(4)(6)	500,000	556,235	Mortgage Securities Trust,
			Series 2006 BBA7, Class A1,
Georgia GO, Series 2008 B,			VRN, 0.43%, 7/15/09, resets
5.00%, 7/1/18(4)	415,000	479,171
			monthly off the 1-month
Illinois GO, (Taxable			LIBOR plus 0.11% with
Pension), 5.10%, 6/1/33(4)	300,000	268,548	no caps(4)(5)	341,024	293,744
New Jersey State Turnpike			Commercial Mortgage
Auth. Rev., Series 2009 F,			Pass-Through Certificates,
(Building Bonds), 7.41%,			Series 2005 F10A, Class A1,
1/1/40(4)	50,000	59,522	VRN, 0.42%, 7/15/09, resets
TOTAL MUNICIPAL SECURITIES			monthly off the 1-month
(Cost $1,396,424)		1,363,476	LIBOR plus 0.10% with
			no caps(4)(5)	19,514	18,976
Collateralized Mortgage			Credit Suisse Mortgage
Obligations(3) — 0.9%			Capital Certificates, Series
PRIVATE SPONSOR COLLATERALIZED			2007 TF2A, Class A1, VRN,
MORTGAGE OBLIGATIONS — 0.6%			0.50%, 7/15/09, resets
			monthly off the 1-month
Banc of America Alternative			LIBOR plus 0.18% with
Loan Trust, Series 2007-2,			no caps(4)(5)	198,761	152,721
Class 2A4, 5.75%,
6/25/37(4)	366,865	233,661	Greenwich Capital
			Commercial Funding Corp.,
Countrywide Home Loan			Series 2006 FL4A, Class A1,
Mortgage Pass-Through			VRN, 0.41%, 7/5/09, resets
Trust, Series 2007-16,			monthly off the 1-month
Class A1, 6.50%, 10/25/37(4)	116,222	85,542	LIBOR plus 0.09% with
Credit Suisse First Boston			no caps(4)(5)	62,281	49,644
Mortgage Securities Corp.,			LB-UBS Commercial
Series 2003 AR28,			Mortgage Trust, Series
Class 2A1, VRN, 4.57%,			2005 C2, Class A2 SEQ,
7/1/09(4)	347,076	311,663	4.82%, 4/15/30(4)	386,510	380,030
MASTR Alternative Loans			Merrill Lynch Floating Trust,
Trust, Series 2003-8,			Series 2006-1, Class A1,
Class 4A1, 7.00%,			VRN, 0.39%, 7/15/09, resets
12/25/33(4)	24,481	22,952	monthly off the 1-month
		653,818	LIBOR plus 0.07% with
U.S. GOVERNMENT AGENCY COLLATERALIZED			no caps(4)(5)	177,407	124,601
MORTGAGE OBLIGATIONS — 0.3%			TOTAL COMMERCIAL
FHLMC, Series 2926,			MORTGAGE-BACKED SECURITIES
Class EW SEQ, 5.00%,			(Cost $1,183,477)		1,019,716
1/15/25(4)	350,000	359,720

18

VP Balanced

	Shares/			Shares/
	Principal			Principal
	Amount	Value		Amount	Value
U.S. Government Agency			Sovereign Governments &
Securities — 0.6%			Agencies — 0.2%
FNMA, 5.00%, 2/13/17(4)			Brazilian Government
(Cost $612,234)	$ 600,000	$ 655,711	International Bond, 5.875%,
			1/15/19(4)	$ 100,000	$ 101,400
Asset-Backed Securities(3) — 0.3%
			Hydro Quebec, Series HY,
CNH Equipment Trust, Series			8.40%, 1/15/22(4)	44,000	53,872
2007 C, Class A3A SEQ,			TOTAL SOVEREIGN
5.21%, 12/15/11(4)	255,251	258,149
			GOVERNMENTS & AGENCIES
SLM Student Loan Trust,			(Cost $151,553)		155,272
Series 2006-5, Class A2,
VRN, 1.08%, 7/27/09, resets			Temporary Cash Investments — 5.5%
quarterly off the 3-month			JPMorgan U.S. Treasury
LIBOR minus 0.01% with			Plus Money Market Fund
no caps(4)	35,284	35,263	Agency Shares(4)
SLM Student Loan Trust,			(Cost $6,183,490)	6,183,490	6,183,490
Series 2006-10, Class A2,			TOTAL INVESTMENT
VRN, 1.10%, 7/27/09, resets			SECURITIES — 99.4%
quarterly off the 3-month			(Cost $109,604,909)		111,442,459
LIBOR plus 0.01% with			OTHER ASSETS AND
no caps(4)	19,309	19,311
			LIABILITIES — 0.6%		680,153
TOTAL ASSET-BACKED SECURITIES			TOTAL NET ASSETS — 100.0%		$112,122,612
(Cost $309,837)		312,723

Swap Agreements
Notional Amount	Description of Agreement	Premiums Paid (Received)	Value
CREDIT DEFAULT – BUY PROTECTION
$750,000	Pay quarterly a fixed rate equal to 0.12% multiplied	—	$24,576
	by the notional amount and receive from Barclays
	Bank plc upon each default event of Pfizer, Inc.,
	par value of the proportional notional amount of
	Pfizer, Inc., 4.65%, 3/1/18. Expires March 2017.

Notes to Schedule of Investments

Ambac = Ambac Assurance Corporation	(1)	Non-income producing.
FHLMC = Federal Home Loan Mortgage Corporation	(2)	Industry is less than 0.05% of total net assets.
FNMA = Federal National Mortgage Association	(3)	Final maturity indicated, unless otherwise noted.
GNMA = Government National Mortgage Association	(4)	Security, or a portion thereof, has been segregated for swap
GO = General Obligation		agreements. At the period end, the aggregate value of securities
LB-UBS = Lehman Brothers, Inc. — UBS AG		pledged was $25,000.
	(5)	Security was purchased under Rule 144A of the Securities Act of
LIBOR = London Interbank Offered Rate		1933 or is a private placement and, unless registered under the
MASTR = Mortgage Asset Securitization Transactions, Inc.		Act or exempted from registration, may only be sold to qualified
resets = The frequency with which a security’s coupon changes,		institutional investors. The aggregate value of these securities at
based on current market conditions or an underlying index. The more		the period end was $1,296,049, which represented 1.2% of total
frequently a security resets, the less risk the investor is taking that the		net assets.
coupon will vary significantly from current market rates.	(6)	Escrowed to maturity in U.S. government securities or state and
SEQ = Sequential Payer		local government securities.
SPDR = Standard & Poor’s Depositary Receipts
VRN = Variable Rate Note. Interest reset date is indicated. Rate shown
is effective at the period end.	See Notes to Financial Statements.

19

Statement of Assets and Liabilities

JUNE 30, 2009 (UNAUDITED)
Assets
Investment securities, at value (cost of $109,604,909)	$111,442,459
Receivable for investments sold	3,103,061
Receivable for capital shares sold	19,343
Receivable for swap agreements, at value	24,576
Dividends and interest receivable	341,398
114,930,837

Liabilities
Payable for investments purchased	2,690,438
Payable for capital shares redeemed	34,389
Accrued management fees	83,398
2,808,225

Net Assets	$112,122,612

Class I Capital Shares, $0.01 Par Value
Authorized	150,000,000
Shares outstanding	21,981,365

Net Asset Value Per Share	$5.10

Net Assets Consist of:
Capital (par value and paid-in surplus)	$134,294,983
Undistributed net investment income	34,996
Accumulated net realized loss on investment transactions	(24,069,493)
Net unrealized appreciation on investments	1,862,126
$112,122,612

See Notes to Financial Statements.

20

Statement of Operations

FOR THE SIX MONTHS ENDED JUNE 30, 2009 (UNAUDITED)
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $1,841)	$ 810,499
Interest	952,485
1,762,984

Expenses:
Management fees	494,837
Directors’ fees and expenses	2,136
Other expenses	94
497,067

Net investment income (loss)	1,265,917

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(12,883,051)
Futures contract transactions	(63,849)
Swap agreement transactions	(14,608)
(12,961,508)

Change in net unrealized appreciation (depreciation) on:
Investments	12,585,264
Swap agreements	(8,445)
12,576,819

Net realized and unrealized gain (loss)	(384,689)

Net Increase (Decrease) in Net Assets Resulting from Operations	$ 881,228

See Notes to Financial Statements.

21

Statement of Changes in Net Assets

SIX MONTHS ENDED JUNE 30, 2009 (UNAUDITED) AND YEAR ENDED DECEMBER 31, 2008
Increase (Decrease) in Net Assets	2009	2008
Operations
Net investment income (loss)	$ 1,265,917	$ 3,748,622
Net realized gain (loss)	(12,961,508)	(10,523,153)
Change in net unrealized appreciation (depreciation)	12,576,819	(26,444,625)
Net increase (decrease) in net assets resulting from operations	881,228	(33,219,156)

Distributions to Shareholders
From net investment income	(4,970,769)	(4,014,533)
From net realized gains	—	(11,632,274)
Decrease in net assets from distributions	(4,970,769)	(15,646,807)

Capital Share Transactions
Proceeds from shares sold	4,922,420	14,544,897
Proceeds from reinvestment of distributions	4,970,769	15,646,807
Payments for shares redeemed	(14,413,490)	(43,182,345)
Net increase (decrease) in net assets from capital share transactions	(4,520,301)	(12,990,641)

Net increase (decrease) in net assets	(8,609,842)	(61,856,604)

Net Assets
Beginning of period	120,732,454	182,589,058
End of period	$112,122,612	$120,732,454

Undistributed net investment income	$34,996	$3,739,848

Transactions in Shares of the Fund
Sold	987,363	2,349,072
Issued in reinvestment of distributions	1,090,414	2,491,530
Redeemed	(2,948,894)	(6,892,082)
Net increase (decrease) in shares of the fund	(871,117)	(2,051,480)

See Notes to Financial Statements.

22

Notes to Financial Statements

JUNE 30, 2009 (UNAUDITED)

1. Organization and Summary of Significant Accounting Policies

Organization — American Century Variable Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. VP Balanced Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified under the 1940 Act. The fund’s investment objective is to seek long-term capital growth and current income. The fund pursues its investment objective by investing approximately 60% of the fund’s assets in equity securities and the remaining assets in bonds and other fixed-income securities. The following is a summary of the fund’s significant accounting policies.

Security Valuations — Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Investments in open-end management investment companies are valued at the reported net asset value. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Directors. If the fund determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security’s fair value, such security is valued as determined by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors, if such determination would materially impact a fund’s net asset value. Certain other circumstances may cause the fund to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

Security Transactions — For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums.

Exchange Traded Funds — The fund may invest in exchange traded funds (ETFs). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. A fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the

23

event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

When-Issued and Forward Commitments — The fund may engage in securities transactions on a when-issued or forward commitment basis. In these transactions, the securities’ prices and yields are fixed on the date of the commitment. In a when-issued transaction, the payment and delivery are scheduled for a future date and during this period, securities are subject to market fluctuations. In a forward commitment transaction, the fund may sell a security and at the same time make a commitment to purchase the same security at a future date at a specified price. Conversely, the fund may purchase a security and at the same time make a commitment to sell the same security at a future date at a specified price. These types of transactions are executed simultaneously in what are known as “roll” transactions. The fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet the purchase price. The fund accounts for “roll” transactions as purchases and sales; as such these transactions may increase portfolio turnover.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2005. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with any federal or state income tax obligations, if any, are recorded as interest expense.

Distributions to Shareholders — Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of paydown losses, interest on swap agreements, certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of December 31, 2008, the fund had accumulated net realized capital loss carryovers for federal income tax purposes of $(2,914,155), which may be used to offset future taxable gains. The capital loss carryovers expire in 2016.

The fund has elected to treat $(5,573,762) of net capital losses incurred in the two-month period ended December 31, 2008, as having been incurred in the following fiscal year for federal income tax purposes.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund. The risk of material loss from such claims is considered by management to be remote.

24

Use of Estimates — The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Subsequent Events — Management has evaluated events or transactions that may have occurred since June 30, 2009, that would merit recognition or disclosure in the financial statements. This evaluation was completed through August 14, 2009, the date the financial statements were issued.

2. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee). The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered “interested persons” as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the fund and paid monthly in arrears. For funds with a stepped fee schedule, the rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account each fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule for the fund ranges from 0.80% to 0.90%. The effective annual management fee for the fund for the six months ended June 30, 2009 was 0.90%.

Acquired Fund Fees and Expenses — The fund may invest in mutual funds, exchange traded funds, and business development companies (the acquired funds). The fund will indirectly realize its pro rata share of the fees and expenses of the acquired funds in which it invests. These indirect fees and expenses are not paid out of the fund’s assets but are reflected in the return realized by the fund on its investment in the acquired funds.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors, and as a group, controlling stockholders of American Century Companies, Inc. (ACC), the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, American Century Investment Services, Inc., and the corporation’s transfer agent, American Century Services, LLC.

The fund is eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund has a Mutual Funds Services Agreement with J.P. Morgan Investor Services Co. (JPMIS) and a securities lending agreement with JPMorgan Chase Bank (JPMCB). JPMCB is a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

3. Investment Transactions

Purchases of investment securities, excluding short-term investments, for the six months ended June 30, 2009, totaled $64,697,521, of which $30,391,600 represented U.S. Treasury and Agency obligations.

Sales of investment securities, excluding short-term investments, for the six months ended June 30, 2009, totaled $73,447,263, of which $26,261,418 represented U.S. Treasury and Agency obligations.

25

As of June 30, 2009, the composition of unrealized appreciation and depreciation of investment securities based on the aggregate cost of investments for federal income tax purposes was as follows:

Federal tax cost of investments	$112,727,101
Gross tax appreciation of investments	$ 5,984,568
Gross tax depreciation of investments	(7,269,210)
Net tax appreciation (depreciation) of investments	$(1,284,642)

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

4. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

• Level 1 valuation inputs consist of actual quoted prices in an active market for identical securities;

• Level 2 valuation inputs consist of significant direct or indirect observable market data  (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); or

• Level 3 valuation inputs consist of significant unobservable inputs (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the valuation inputs used to determine the fair value of the fund’s securities and other financial instruments as of June 30, 2009:

	Level 1	Level 2	Level 3
Investment Securities
Common Stocks	$68,353,184	—	—
U.S. Government Agency Mortgage-Backed Securities	—	$15,063,437	—
Corporate Bonds	—	9,783,873	—
U.S. Treasury Securities	—	7,531,271	—
Municipal Securities	—	1,363,476	—
Collateralized Mortgage Obligations	—	1,020,306	—
Commercial Mortgage-Backed Securities	—	1,019,716	—
U.S. Government Agency Securities	—	655,711	—
Asset-Backed Securities	—	312,723	—
Sovereign Governments & Agencies	—	155,272	—
Temporary Cash Investments	6,183,490	—	—
Total Value of Investment Securities	$74,536,674	$36,905,785	—

Other Financial Instruments
Swap Agreements	—	$24,576	—
Total Unrealized Gain (Loss)
on Other Financial Instruments	—	$24,576	—

26

5. Derivative Instruments

Credit Risk — The fund is subject to credit risk in the normal course of pursuing its investment objectives. The value of a bond generally declines as the credit quality of its issuer declines. Credit default swaps enable a fund to buy/sell protection against a credit event of a specific issuer or index. A fund may attempt to enhance returns by selling protection or attempt to mitigate credit risk by buying protection. The buyer/seller of credit protection against a security or basket of securities may pay/receive an up-front or periodic payment to compensate for/against potential default events. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Swap agreements are valued daily at current market value as provided by a commercial pricing service and/or independent brokers. Changes in value, including the periodic amounts of interest to be paid or received on swaps, are recorded as unrealized appreciation (depreciation) on swap agreements. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. During the six months ended June 30, 2009 the fund participated in credit default swap agreements to buy protection.

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. During the six months ended June 30, 2009, the fund purchased futures contracts.

27

Value of Derivative Instruments as of June 30, 2009:

	Asset Derivatives		Liability Derivatives
	Location on Statement of		Location on Statement of
Type of Derivative	Assets and Liabilities	Value	Assets and Liabilities	Value
Credit Risk	Receivable for swap	$24,576	Payable for swap agreements	—
agreements
Equity Price Risk	Receivable for variation	—	Payable for variation	—
	margin on futures contracts		margin on futures contracts
		$24,576		—

Effect of Derivative Instruments on the Statement of Operations for the six months ended June 30, 2009:

Change in Net Unrealized
	Net Realized Gain (Loss)		Appreciation (Depreciation)
	Location on		Location on
Type of Derivative	Statement of Operations		Statement of Operations
Credit Risk	Net realized gain (loss) on	$14,608	Change in net unrealized	$(8,445)
	swap agreement transactions		appreciation (depreciation)
on swap agreements
Equity Price Risk	Net realized gain (loss) on	63,849	Change in net unrealized	—
	futures contract transactions		appreciation (depreciation)
on futures contracts
		$78,457		$(8,445)

The value of derivative instruments at period end and the effect of derivatives on the Statement of Operations is indicative of the fund’s typical volume.

6. Interfund Lending

The fund, along with certain other funds in the American Century Investments family of funds, may participate in an interfund lending program, pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC). This program provides an alternative credit facility allowing the fund to borrow from or lend to other funds in the American Century Investments family of funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. The interfund loan rate earned/paid on interfund lending transactions is determined daily based on the average of certain current market rates. Interfund lending transactions normally extend only overnight, but can have a maximum duration of seven days. The program is subject to annual approval by the Board of Directors. During the six months ended June 30, 2009, the fund did not utilize the program.

7. Recently Issued Accounting Standards

In March 2008, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities — an amendment of FASB Statement No. 133” (FAS 161). FAS 161 is effective for interim periods beginning after November 15, 2008 and has been adopted by the fund. FAS 161 amends and expands disclosures about derivative instruments and hedging activities. FAS 161 requires qualitative disclosures about the objectives and strategies of derivative instruments, quantitative disclosures about the fair value amounts of and gains and losses on derivative instruments, and disclosures of credit-risk-related contingent features in hedging activities.

28

Financial Highlights

VP Balanced

Class I
For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
	2009(1)	2008	2007	2006	2005	2004
Per-Share Data
Net Asset Value,
Beginning of Period	$5.28	$7.33	$7.53	$7.50	$7.28	$6.74
Income From
Investment Operations
Net Investment
Income (Loss)	0.06(2)	0.15(2)	0.15(2)	0.16	0.14	0.13
Net Realized and
Unrealized Gain (Loss)	(0.01)	(1.54)	0.19	0.51	0.21	0.52
Total From
Investment Operations	0.05	(1.39)	0.34	0.67	0.35	0.65
Distributions
From Net
Investment Income	(0.23)	(0.17)	(0.16)	(0.15)	(0.13)	(0.11)
From Net Realized Gains	—	(0.49)	(0.38)	(0.49)	—(3)	—
Total Distributions	(0.23)	(0.66)	(0.54)	(0.64)	(0.13)	(0.11)
Net Asset Value,
End of Period	$5.10	$5.28	$7.33	$7.53	$7.50	$7.28

Total Return(4)	1.46%	(20.33)%	4.94%	9.62%	4.93%	9.78%

Ratios/Supplemental Data
Ratio of Operating
Expenses to
Average Net Assets	0.90%(5)	0.90%	0.90%	0.90%	0.89%	0.90%
Ratio of Net Investment
Income (Loss) to
Average Net Assets	2.30%(5)	2.47%	2.08%	2.05%	1.86%	1.80%
Portfolio Turnover Rate	62%	157%	161%	191%	191%	205%
Net Assets, End of Period
(in thousands)	$112,123	$120,732	$182,589	$197,802	$205,032	$220,449

(1)	Six months ended June 30, 2009 (unaudited).
(2)	Computed using average shares outstanding throughout the period.
(3)	Per-share amount was less than $0.005.
(4)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized.
(5)	Annualized.
See Notes to Financial Statements.

29

Approval of Management Agreement

Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated and approved by a majority of a fund’s independent directors (the “Directors”) each year.  At American Century Investments, this process is referred to as the “15(c) Process.” As a part of this process, the board reviews fund performance, shareholder services, audit and compliance information, and a variety of other reports from the advisor concerning fund operations. In addition to this annual review, the board of directors oversees and evaluates on a continuous basis at its quarterly meetings the nature and quality of significant services performed by the advisor, fund performance, audit and compliance information, and a variety of other reports relating to fund operations. The board, or committees of the board, also holds special meetings as needed.

Under a Securities and Exchange Commission rule, each fund is required to disclose in its annual or semiannual report, as appropriate, the material factors and conclusions that formed the basis for the board’s approval or renewal of any advisory agreements within the fund’s most recently completed fiscal half-year period.

Annual Contract Review Process

As part of the annual 15(c) Process undertaken during the most recent fiscal half-year period, the Directors reviewed extensive data and information compiled by the advisor and certain independent providers of evaluative data (the “15(c) Providers”) concerning the VP Balanced Fund (the “Fund”) and the services provided to the Fund under the management agreement. The information considered and the discussions held at the meetings included, but were not limited to:

• the nature, extent and quality of investment management, shareholder services and other services provided to the Fund;

• the wide range of programs and services the advisor provides to the Fund and their shareholders on a routine and non-routine basis;

• the compliance policies, procedures, and regulatory experience of the advisor;

• data comparing the cost of owning the Fund to the cost of owning a similar fund;

• data comparing the Fund’s performance to appropriate benchmarks and/ or a peer group of other mutual funds with similar investment objectives and strategies;

• financial data showing the profitability of the Fund to the advisor and the overall profitability of the advisor;

• data comparing services provided and charges to other investment management clients of the advisor; and

• consideration of collateral benefits derived by the advisor from the management of the Fund and any potential economies of scale relating thereto.

30

In keeping with its practice, the Fund’s board of directors held two in-person meetings and one telephonic meeting to review and discuss the information provided. The board also had the benefit of the advice of its independent counsel throughout the period.

Factors Considered

The Directors considered all of the information provided by the advisor, the 15(c) Providers, and the board’s independent counsel, and evaluated such information for each fund for which the board has responsibility. In connection with their review of the Fund, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management and subadvisory agreements under the terms ultimately determined by the board to be appropriate, the Directors’ decision was based on the following factors.

Nature, Extent and Quality of Services — Generally. Under the management agreement, the advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The board noted that under the management agreement, the advisor provides or arranges at its own expense a wide variety of services including:

• Fund construction and design

• portfolio security selection

• initial capitalization/funding

• securities trading

• Fund administration

• custody of Fund assets

• daily valuation of the Fund’s portfolio

• shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping and communications

• legal services

• regulatory and portfolio compliance

• financial reporting

• marketing and distribution

31

The Directors noted that many of the services provided by the advisor have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry and the changing regulatory environment. They discussed with the advisor the challenges presented by these changes and the impact on the Fund. In performing their evaluation, the Directors considered information received in connection with the annual review, as well as information provided on an ongoing basis at their regularly scheduled board and committee meetings.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments, and liquidity. In evaluating investment performance, the board expects the advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. At each quarterly meeting the Directors review investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of funds managed similarly to the Fund. The Directors also review detailed performance information during the 15(c) Process comparing the Fund’s performance with that of similar funds not managed by the advisor. If performance concerns are identified, the Directors discuss with the advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the one-year period and slightly below the benchmark for the three-year period.

Shareholder and Other Services. The advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Directors review reports and evaluations of such services at their regular quarterly meetings, including the annual meeting concerning contract review, and reports to the board. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the advisor.

32

Costs of Services Provided and Profitability. The advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the advisor the methodology used to prepare this financial information. This financial information regarding the advisor is considered in order to evaluate the advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The board concluded that the advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Directors generally consider the advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Directors review information provided by the advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Directors concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The analysis of economies of scale is further complicated by the additional services and content provided by the advisor and its reinvestment in its ability to provide and expand those services. Accordingly, the Directors seek to evaluate economies of scale by reviewing other information, such as year-over-year profitability of the advisor generally, the profitability of its management of the Fund specifically, the expenses incurred by the advisor in providing various functions to the Fund, and the fees of competitive funds not managed by the advisor. The Directors believe the advisor is appropriately sharing economies of scale through its competitive fee structure, fee breakpoints as the Fund increases in size, and through reinvestment in its business to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The Fund pays the advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent directors (including their independent legal counsel). Under the unified fee structure, the advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, record-keeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the

33

advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Directors’ analysis of fee levels involves reviewing certain evaluative data compiled by a 15(c) Provider comparing the Fund’s unified fee to the total expense ratio of other funds in the Fund’s peer group and performing a regression analysis to evaluate the effect of fee breakpoints as assets under management increase. The unified fee charged to shareholders of the Fund was above the median of the total expense ratios of its peer group. In addition, the Directors also reviewed updated fee level data provided by the advisor, but recognized that comparative data was particularly difficult to evaluate given the significant market developments during the past year. The board concluded that the management fee paid by the Fund to the advisor was reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Directors also requested and received information from the advisor concerning the nature of the services, fees, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Directors analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral Benefits Derived by the Advisor. The Directors considered the existence of collateral benefits the advisor may receive as a result of its relationship with the Fund. They concluded that the advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Directors noted that the advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit fund shareholders. The Directors also determined that the advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Directors concluded, however, that the assets of those other clients are not material to the analysis and, in any event, are included with the assets of the Fund to determine breakpoints in the Fund’s fee schedule, provided they are managed using the same investment team and strategy.

Conclusions of the Directors

As a result of this process, the board, including all of the independent directors, in the absence of particular circumstances and assisted by the advice of legal counsel that is independent of the advisor, taking into account all of the factors discussed above and the information provided by the advisor concluded that the investment management agreement between the Fund and the advisor is fair and reasonable in light of the services provided and should be renewed.

34

Additional Information

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-378-9878. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at ipro.americancentury.com (for Investment Professionals) and, upon request, by calling 1-800-378-9878.

35

Index Definitions

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The blended index is considered the benchmark for VP Balanced. It combines two widely known indices in proportion to the asset mix of the fund. Accordingly, 60% of the index is represented by the S&P 500 Index, which reflects the approximately 60% of the fund’s assets invested in stocks. The remaining 40% of the index is represented by the Citigroup US Broad Investment-Grade Bond Index, which reflects the roughly 40% of the fund’s assets invested in fixed-income securities.

The Citigroup Agency Index is a market-capitalization-weighted index that includes U.S. government sponsored agencies with a remaining maturity of at least one year.

The Citigroup Credit Index includes US and non-US corporate securities and non-US sovereign and provincial securities.

The Citigroup Mortgage Index measures the mortgage component of the US BIG Index, comprising 15- and 30-year GNMA, FNMA, and FHLMC pass-throughs and FNMA and FHLMC balloon mortgages.

The Citigroup Treasury Index is comprised of US Treasury securities with an amount outstanding of at least $5 billion and a remaining maturity of at least one year.

The Citigroup US Broad Investment-Grade (BIG) Bond Index is a market-capitalization-weighted index that includes fixed-rate Treasury, government- sponsored, mortgage, asset-backed, and investment-grade issues with a maturity of one year or longer.

The Russell 1000® Index is a market-capitalization weighted, large-cap index created by Frank Russell Company to measure the performance of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell 2000® Index is a market-capitalization weighted index created by Frank Russell Company to measure the performance of the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell Midcap® Index measures the performance of the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The S&P 500 Index is a market value-weighted index of the stocks of 500 publicly traded U.S. companies chosen for market size, liquidity, and industry group representation that are considered to be leading firms in dominant industries. Each stock’s weight in the index is proportionate to its market value. Created by Standard & Poor’s, it is considered to be a broad measure of U.S. stock market performance.

36

Contact Us
americancentury.com
Automated Information Line	1-800-345-8765
Investment Professional Service Representatives	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113
American Century Variable Portfolios, Inc.
Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor

©2009 American Century Proprietary Holdings, Inc. All rights reserved.

0908
CL-SAN-66139

Semiannual Report
June 30, 2009

American Century Variable Portfolios

VP Capital Appreciation Fund

Market Perspective	2
U.S. Stock Index Returns	2

VP Capital Appreciation

Performance	3
Portfolio Commentary	5
Top Ten Holdings	7
Top Five Industries	7
Types of Investments in Portfolio	7

Shareholder Fee Example	8

Financial Statements

Schedule of Investments	9
Statement of Assets and Liabilities	13
Statement of Operations	14
Statement of Changes in Net Assets	15
Notes to Financial Statements	16
Financial Highlights	22

Other Information

Approval of Management Agreement	23
Additional Information	28
Index Definitions	29

The opinions expressed in the Market Perspective and the Portfolio Commentary reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century Investments or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Market Perspective

By Enrique Chang, Chief Investment Officer, American Century Investments

Stocks Bounced Back from Rough 2008

The U.S. stock market endured significant volatility during the first half of 2009, but finished the period with positive returns (see the table below). The market’s advance was driven by a dramatic shift in market sentiment as extreme pessimism regarding the economy and financial sector gave way to renewed optimism.

Stocks began the year on a downward trajectory as economic conditions continued to deteriorate. The U.S. economy shed 3.4 million jobs during the six-month period, boosting the unemployment rate to a 26-year high of 9.5%. Retail sales fell as consumers moved to reduce debt and increase savings, while the housing market remained weak as rising foreclosures weighed on home prices. In addition, the financial sector faced growing losses and distressed balance sheets amid a lack of liquidity in the credit markets.

The stock market hit a multi-year low on March 9 and then staged a powerful rally that lasted through the end of the period. Signs of economic stabilization generated optimism about a possible recovery, and investors also grew more confident about the federal government’s actions to stimulate economic activity and restore liquidity in the credit markets. From March 9 to June 30, the broad equity indices surged by more than 35%.

For the six-month period, mid-cap stocks generated the best results, while small-cap issues lagged. Growth shares outpaced value by a substantial margin across all market capitalizations.

The Fundamental Truth

The market’s recent rally, while encouraging, was led by low-quality stocks—those with weak balance sheets, declining earnings, and poor cash flow. These stocks were the most beaten down during the market decline in late 2008 and early 2009, so they had the most to gain when market sentiment shifted abruptly.

However, a truly sustainable long-term rally must be based on improving fundamentals rather than changing perceptions, and the economic outlook remains uncertain. We will need to see substantial improvements in economic and company fundamentals in order to sustain recent gains and expand the breadth of the rally.

U.S. Stock Index Returns
For the six months ended June 30, 2009*
Russell 1000 Index (Large-Cap)	4.32%	Russell 2000 Index (Small-Cap)	2.64%
Russell 1000 Growth Index	11.53%	Russell 2000 Growth Index	11.36%
Russell 1000 Value Index	–2.87%	Russell 2000 Value Index	–5.17%
Russell Midcap Index	9.96%	*Total returns for periods less than one year are not annualized.
Russell Midcap Growth Index	16.61%
Russell Midcap Value Index	3.19%

2

Performance

VP Capital Appreciation

Total Returns as of June 30, 2009
			Average Annual Returns
					Since	Inception
	6 months(1)	1 year	5 years	10 years	Inception	Date
Class I	11.24%	-35.48%	5.44%	3.55%	6.59%	11/20/87
Russell Midcap Growth Index(2)	16.61%	-30.33%	-0.44%	0.02%	9.58%(3)	—

(1)	Total returns for periods less than one year are not annualized.
(2)	Data provided by Lipper Inc. — A Reuters Company. © 2009 Reuters. All rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.
The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable. Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.
(3)	Since 11/30/87, the date nearest Class I’s inception for which data are available.

The performance information presented does not include charges and deductions imposed by the insurance company separate account under the variable annuity or variable life insurance contracts. The inclusion of such charges could significantly lower performance. Please refer to the insurance company separate account prospectus for a discussion of the charges related to insurance contracts.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-6488. The fund’s investment process may result in high portfolio turnover, high commission costs and high capital gains distributions. In addition, its investment approach may involve higher volatility and risk. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

3

VP Capital Appreciation

One-Year Returns Over 10 Years
Periods ended June 30
		2000	2001	2002	2003	2004	2005	2006	2007	2008	2009
Class I		66.39%	-20.36%	-24.61%	-6.68%	16.69%	9.54%	27.36%	33.89%	8.15%	-35.48%
Russell Midcap
Growth Index		48.59%	-31.51%	-26.34%	7.35%	27.33%	10.86%	13.04%	19.73%	-6.42%	-30.33%

Total Annual Fund Operating Expenses
Class I	1.01%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-6488. The fund’s investment process may result in high portfolio turnover, high commission costs and high capital gains distributions. In addition, its investment approach may involve higher volatility and risk. International investing involves special risks, such as political instability and currency  fluctuations. Investing in emerging sample markets chart may containing accentuate the these risks.

Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

4

Portfolio Commentary

VP Capital Appreciation

Portfolio Managers: David Hollond, Greg Walsh

Performance Summary

VP Capital Appreciation returned 11.24%* for the six months ended June 30, 2009, lagging the 16.61% return of the portfolio’s benchmark, the Russell Midcap Growth Index.

As described on page 2, equity markets delivered positive results for the reporting period in an environment of continued market volatility, although early signs of economic improvement began to appear. Amid this volatility, VP Capital Appreciation’s management team remained focused on the fundamental business prospects of its portfolio investments.

Within the portfolio, poor stock selection in the health care, consumer discretionary, financials, and industrials sectors accounted for the bulk of VP Capital Appreciation’s underperformance relative to the benchmark, although the portfolio derived positive absolute returns from each of these sectors. Effective stock selection in the information technology sector benefited absolute and relative performance. Avoiding the utilities sector altogether further helped relative returns.

Health Care, Consumer Discretionary Detracted

Within the health care sector, the portfolio held an overweight stake in geriatric pharmaceutical provider Omnicare, Inc. This position hurt absolute and relative performance amid investor concern that new legislation under the Obama administration might hamper the company’s revenue growth.

Biotechnology holding Celgene Corp., which is not represented in the benchmark, also dragged down relative returns. The company’s share price lost ground as its leading drug, Revlimid, fell short of anticipated sales growth. Elsewhere in the health care sector, positions in the health care equipment group weighed on relative returns.

Holdings in the consumer discretionary sector generated positive returns but detracted from performance relative to the benchmark. Within the sector, an overweight stake in select private education companies, including Corinthian Colleges, Inc., hurt performance. These holdings have benefited in previous reporting periods from expanding student enrollments as a result of corporate layoffs and fewer job opportunities. During the reporting period, though, the share prices of these companies fell as investors were seemingly willing to move toward more aggressive holdings within the sector.

*Total returns for periods less than one year are not annualized.

5

VP Capital Appreciation

Financials, Industrials Lagged

Holdings in the financials sector detracted from absolute and relative returns. Here, VP Capital Appreciation held a position in insurance company Aon Corp., which is not a benchmark constituent. Aon Corp. hurt portfolio performance as the company’s cost-cutting measures failed to bring earnings levels in line with expectations.

Within the industrials sector, the portfolio maintained an overweight stake in the construction and engineering industry and the air freight and logistics industry. These groups both declined in the reporting period against a backdrop of sluggish economic activity.

Information Technology, Utilities Helped

VP Capital Appreciation derived absolute and relative gains from holdings in the information technology sector. In particular, holding Apple, Inc. was the largest contributor to relative performance as its share price climbed 67%. The company, which is not a member of the benchmark, continued to introduce consumer-related products that were well received by the market.

Holdings in the semiconductor industry also benefited absolute and relative performance. Overweight holding NVIDIA Corp. saw its share price gain 40% as a competitor’s patent infringement claims were dismissed by the U.S. Patent and Trademark Office.

The portfolio completely avoided the utilities sector during the reporting period, benefiting relative returns. Although the sector delivered positive performance within the benchmark, returns were modest relative to other sectors where VP Capital Appreciation was focused.

Outlook

VP Capital Appreciation’s investment process focuses on medium-sized companies with accelerating earnings growth rates and share price momentum. We believe that active investing in such companies will generate outperformance over time compared with the Russell Midcap Growth Index.

We remain confident in our process, despite the ongoing levels of market volatility and market tilt away from momentum-style investing. We continue monitoring the market for any meaningful, sustainable changes in sector leadership.

6

VP Capital Appreciation

Top Ten Holdings as of June 30, 2009
	% of net assets	% of net assets
	as of 6/30/09	as of 12/31/08
Lorillard, Inc.	2.2%	1.5%
NVIDIA Corp.	1.8%	0.8%
Apple, Inc.	1.8%	1.6%
O’Reilly Automotive, Inc.	1.7%	0.4%
Express Scripts, Inc.	1.7%	2.0%
SBA Communications Corp., Class A	1.5%	0.8%
Life Technologies Corp.	1.4%	—
Crown Holdings, Inc.	1.4%	1.4%
Medco Health Solutions, Inc.	1.4%	1.6%
Grifols SA	1.4%	1.5%

Top Five Industries as of June 30, 2009
	% of net assets	% of net assets
	as of 6/30/09	as of 12/31/08
Semiconductors & Semiconductor Equipment	7.2%	4.7%
Specialty Retail	5.3%	3.0%
Oil, Gas & Consumable Fuels	5.2%	7.5%
Hotels, Restaurants & Leisure	4.9%	2.4%
Biotechnology	4.9%	5.4%

Types of Investments in Portfolio
	% of net assets	% of net assets
	as of 6/30/09	as of 12/31/08
Domestic Common Stocks	85.7%	84.7%
Foreign Common Stocks*	12.2%	14.4%
Total Common Stocks	97.9%	99.1%
Temporary Cash Investments	3.6%	0.8%
Other Asset and Liabilities	(1.5)%	0.1%
* Includes depositary shares, dual listed securities and foreign ordinary shares.

7

Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/ exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2009 to June 30, 2009.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*	Annualized
	1/1/09	6/30/09	1/1/09 – 6/30/09	Expense Ratio*
Actual	$1,000	$1,112.40	$5.24	1.00%
Hypothetical	$1,000	$1,019.84	$5.01	1.00%

*	Expenses are equal to the fund’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.
8

Schedule of Investments
VP Capital Appreciation

JUNE 30, 2009 (UNAUDITED)

	Shares	Value		Shares	Value
Common Stocks — 97.9%			COMMUNICATIONS EQUIPMENT — 1.9%
			Juniper Networks, Inc.(1)	34,100	$ 804,760
AEROSPACE & DEFENSE — 2.1%
BE Aerospace, Inc.(1)	126,200	$ 1,812,232	QUALCOMM, Inc.	31,300	1,414,760
			Research In Motion Ltd.(1)	6,100	433,405
Lockheed Martin Corp.	24,400	1,967,860
Precision Castparts Corp.	34,500	2,519,535	Starent Networks Corp.(1)	69,800	1,703,818
		6,299,627	Tellabs, Inc.(1)	265,300	1,520,169
AIR FREIGHT & LOGISTICS — 0.8%					5,876,912
C.H. Robinson			COMPUTERS & PERIPHERALS — 3.3%
Worldwide, Inc.	46,300	2,414,545	Apple, Inc.(1)	38,143	5,432,708
AUTO COMPONENTS — 1.2%			Seagate Technology	283,700	2,967,502
Autoliv, Inc.	51,700	1,487,409	Synaptics, Inc.(1)	38,700	1,495,755
BorgWarner, Inc.	61,200	2,089,980			9,895,965
		3,577,389	CONSTRUCTION & ENGINEERING — 1.6%
BEVERAGES — 0.9%			Foster Wheeler AG(1)	65,900	1,565,125
Dr. Pepper Snapple			Quanta Services, Inc.(1)	138,000	3,191,940
Group, Inc.(1)	70,800	1,500,252
					4,757,065
Hansen Natural Corp.(1)	41,000	1,263,620
			CONSUMER FINANCE — 0.5%
		2,763,872	Capital One Financial Corp.	65,100	1,424,388
BIOTECHNOLOGY — 4.9%			CONTAINERS & PACKAGING — 1.4%
Alexion			Crown Holdings, Inc.(1)	176,400	4,258,296
Pharmaceuticals, Inc.(1)	39,800	1,636,576
Celgene Corp.(1)	33,500	1,602,640	DIVERSIFIED CONSUMER SERVICES — 2.0%
			Career Education Corp.(1)	111,300	2,770,257
CSL Ltd.	116,654	3,015,028
			Corinthian Colleges, Inc.(1)	98,300	1,664,219
Gilead Sciences, Inc.(1)	35,500	1,662,820
Grifols SA	232,400	4,110,257	Strayer Education, Inc.	7,000	1,526,770
Myriad Genetics, Inc.(1)	47,800	1,704,070			5,961,246
United Therapeutics Corp.(1)	14,200	1,183,286	DIVERSIFIED FINANCIAL SERVICES — 0.7%
			IntercontinentalExchange,
		14,914,677	Inc.(1)	18,000	2,056,320
CAPITAL MARKETS — 4.2%			ELECTRICAL EQUIPMENT — 2.9%
Affiliated Managers			Cooper Industries Ltd., Class A	84,700	2,629,935
Group, Inc.(1)	31,500	1,832,985
			JA Solar Holdings
Invesco Ltd.	58,400	1,040,688	Co. Ltd. ADR(1)	353,700	1,662,390
Jefferies Group, Inc.(1)	131,500	2,804,895	Suntech Power
Lazard Ltd., Class A	72,679	1,956,519	Holdings Co. Ltd. ADR(1)	97,700	1,744,922
Morgan Stanley	117,200	3,341,372	Trina Solar Ltd. ADR(1)	76,900	1,970,947
Waddell & Reed			Vestas Wind Systems A/S(1)	11,860	852,590
Financial, Inc., Class A	69,200	1,824,804			8,860,784
		12,801,263	ELECTRONIC EQUIPMENT, INSTRUMENTS &
CHEMICALS — 2.1%			COMPONENTS — 1.4%
Celanese Corp., Class A	97,200	2,308,500	Amphenol Corp., Class A	69,400	2,195,816
Monsanto Co.	17,060	1,268,240	Corning, Inc.	49,000	786,940
Potash Corp.			Dolby Laboratories, Inc.,
of Saskatchewan, Inc.	11,900	1,107,295	Class A(1)	37,123	1,383,945
Scotts Miracle-Gro Co. (The),					4,366,701
Class A	44,918	1,574,376	ENERGY EQUIPMENT & SERVICES — 0.2%
		6,258,411	Cameron International Corp.(1)	23,900	676,370

9

VP Capital Appreciation

	Shares	Value		Shares	Value
FOOD & STAPLES RETAILING — 1.4%			INTERNET SOFTWARE & SERVICES — 2.7%
Costco Wholesale Corp.	32,800	$ 1,498,960	Digital River, Inc.(1)	56,900	$ 2,066,608
Whole Foods Market, Inc.	150,100	2,848,898	Equinix, Inc.(1)	29,400	2,138,556
		4,347,858	NetEase.com, Inc. ADR(1)	42,700	1,502,186
FOOD PRODUCTS — 0.5%			Opera Software ASA	142,238	731,139
Green Mountain			Tencent Holdings Ltd.	152,400	1,774,427
Coffee Roasters, Inc.(1)	26,200	1,548,944
					8,212,916
HEALTH CARE EQUIPMENT & SUPPLIES — 3.2%			IT SERVICES — 2.7%
American Medical			Cognizant Technology
Systems Holdings, Inc.(1)	66,700	1,053,860
			Solutions Corp., Class A(1)	109,100	2,912,970
Beckman Coulter, Inc.	39,300	2,245,602	Global Payments, Inc.	45,000	1,685,700
C.R. Bard, Inc.	34,600	2,575,970	MasterCard, Inc., Class A	21,500	3,597,165
Covidien plc	40,500	1,516,320			8,195,835
Edwards Lifesciences Corp.(1)	29,200	1,986,476
			LIFE SCIENCES TOOLS & SERVICES — 2.1%
Thoratec Corp.(1)	11,300	302,614
			Illumina, Inc.(1)	53,000	2,063,820
		9,680,842	Life Technologies Corp.(1)	104,500	4,359,740
HEALTH CARE PROVIDERS & SERVICES — 4.1%					6,423,560
Express Scripts, Inc.(1)	73,100	5,025,625
			MACHINERY — 3.1%
Medco Health Solutions, Inc.(1)	91,500	4,173,315	Cummins, Inc.	60,300	2,123,163
Tenet Healthcare Corp.(1)	543,700	1,533,234	Flowserve Corp.	30,615	2,137,233
WellPoint, Inc.(1)	35,800	1,821,862	Ingersoll-Rand Co. Ltd.,
		12,554,036	Class A	114,500	2,393,050
HOTELS, RESTAURANTS & LEISURE — 4.9%			Navistar International Corp.(1)	62,600	2,729,360
Brinker International, Inc.	106,400	1,811,992			9,382,806
Cheesecake			MARINE — 0.9%
Factory, Inc. (The)(1)	91,000	1,574,300	Diana Shipping, Inc.	116,900	1,557,108
Chipotle Mexican Grill, Inc.,			Genco Shipping & Trading Ltd.	48,000	1,042,560
Class A(1)	10,100	808,000
					2,599,668
Chipotle Mexican Grill, Inc.,
Class B(1)	12,800	893,312	MEDIA — 0.9%
Ctrip.com International			DIRECTV Group, Inc. (The)(1)	113,300	2,799,643
Ltd. ADR(1)	48,100	2,227,030	METALS & MINING — 2.4%
Las Vegas Sands Corp.(1)	194,300	1,527,198	AK Steel Holding Corp.	104,100	1,997,679
Penn National Gaming, Inc.(1)	79,836	2,324,026	Cliffs Natural Resources, Inc.	65,300	1,597,891
Pinnacle Entertainment, Inc.(1)	94,600	878,834	Steel Dynamics, Inc.	103,976	1,531,567
Scientific Games Corp.,			Walter Energy, Inc.	62,600	2,268,624
Class A(1)	62,000	977,740			7,395,761
Starbucks Corp.(1)	139,200	1,933,488	MULTI-INDUSTRY — 1.2%
		14,955,920	Financial Select Sector SPDR
INDUSTRIAL CONGLOMERATES — 0.4%			Fund	315,100	3,771,747
McDermott			MULTILINE RETAIL — 1.8%
International, Inc.(1)	57,800	1,173,918	J.C. Penney Co., Inc.	99,300	2,850,903
INTERNET & CATALOG RETAIL — 1.4%			Kohl’s Corp.(1)	60,800	2,599,200
Netflix, Inc.(1)	37,700	1,558,518			5,450,103
priceline.com, Inc.(1)	22,771	2,540,105
		4,098,623

10

VP Capital Appreciation

	Shares	Value		Shares	Value
OIL, GAS & CONSUMABLE FUELS — 5.2%			American Eagle Outfitters, Inc.	141,600	$ 2,006,472
Arena Resources, Inc.(1)	36,619	$ 1,166,315	Chico’s FAS, Inc.(1)	258,300	2,513,259
CONSOL Energy, Inc.	65,400	2,220,984	Dick’s Sporting Goods, Inc.(1)	72,700	1,250,440
Continental Resources, Inc.(1)	46,200	1,282,050	O’Reilly Automotive, Inc.(1)	135,900	5,175,072
Denbury Resources, Inc.(1)	101,900	1,500,987	Ross Stores, Inc.	38,600	1,489,960
EQT Corp.	8,800	307,208			15,997,683
Petrohawk Energy Corp.(1)	153,251	3,417,497	TEXTILES, APPAREL & LUXURY GOODS — 1.2%
Quicksilver Resources, Inc.(1)	301,100	2,797,219	Carter’s, Inc.(1)	80,200	1,973,722
Range Resources Corp.	44,900	1,859,309	Warnaco Group, Inc. (The)(1)	48,900	1,584,360
Southwestern Energy Co.(1)	28,700	1,114,995			3,558,082
		15,666,564	THRIFTS & MORTGAGE FINANCE — 0.7%
REAL ESTATE MANAGEMENT			Hudson City Bancorp., Inc.	147,500	1,960,275
& DEVELOPMENT — 0.6%			TOBACCO — 3.0%
CB Richard Ellis Group, Inc.,			Altria Group, Inc.	137,100	2,247,069
Class A(1)	177,300	1,659,528
			Lorillard, Inc.	99,800	6,763,446
ROAD & RAIL — 2.0%					9,010,515
J.B. Hunt Transport			TRADING COMPANIES & DISTRIBUTORS — 1.0%
Services, Inc.	103,100	3,147,643
Union Pacific Corp.	58,600	3,050,716	Fastenal Co.	45,300	1,502,601
			MSC Industrial Direct Co.,
		6,198,359	Class A	43,600	1,546,928
SEMICONDUCTORS &					3,049,529
SEMICONDUCTOR EQUIPMENT — 7.2%
Altera Corp.	90,100	1,466,828	WIRELESS TELECOMMUNICATION SERVICES — 2.3%
Analog Devices, Inc.	107,200	2,656,416	MetroPCS
			Communications, Inc.(1)	59,700	794,607
Broadcom Corp., Class A(1)	120,854	2,995,971
			SBA Communications Corp.,
Marvell Technology			Class A(1)	186,574	4,578,526
Group Ltd.(1)	233,200	2,714,448
			Sprint Nextel Corp.(1)	331,100	1,592,591
MEMC Electronic					6,965,724
Materials, Inc.(1)	40,300	717,743
Micron Technology, Inc.(1)	285,500	1,444,630	TOTAL COMMON STOCKS
			(Cost $261,114,058)		296,645,682
NVIDIA Corp.(1)	488,000	5,509,520
Silicon Laboratories, Inc.(1)	50,900	1,931,146		Principal
				Amount
Teradyne, Inc.(1)	109,300	749,798
Varian Semiconductor			Temporary Cash Investments — 3.6%
Equipment Associates, Inc.(1)	73,100	1,753,669	FHLB Discount Notes,
		21,940,169	0.01%, 7/1/09(2)	$7,900,000	7,900,000
SOFTWARE — 3.6%			Repurchase Agreement, Credit Suisse First
Ariba, Inc.(1)	91,831	903,617	Boston, Inc., (collateralized by various
			U.S. Treasury obligations, 4.25%, 5/15/39,
Electronic Arts, Inc.(1)	64,200	1,394,424	valued at $3,071,532), in a joint trading
Macrovision Solutions Corp.(1)	78,300	1,707,723	account at 0.001%, dated 6/30/09, due
			7/1/09 (Delivery value $3,000,000)		3,000,000
McAfee, Inc.(1)	96,023	4,051,210
			TOTAL TEMPORARY
Shanda Interactive			CASH INVESTMENTS
Entertainment Ltd. ADR(1)	26,300	1,375,227	(Cost $10,900,000)		10,900,000
Sybase, Inc.(1)	46,300	1,451,042	TOTAL INVESTMENT
		10,883,243	SECURITIES — 101.5%
SPECIALTY RETAIL — 5.3%			(Cost $272,014,058)		307,545,682
Advance Auto Parts, Inc.	38,700	1,605,663	OTHER ASSETS
Aeropostale, Inc.(1)	57,100	1,956,817	AND LIABILITIES — (1.5)%		(4,652,372)
			TOTAL NET ASSETS — 100.0%		$302,893,310

11

VP Capital Appreciation

Geographic Diversification
(as a % of net assets)
United States	85.7%
People’s Republic of China	4.0%
Bermuda	1.5%
Spain	1.4%
Ireland	1.3%
Australia	1.0%
Cayman Islands	1.0%
Greece	0.5%
Canada	0.5%
Sweden	0.5%
Denmark	0.3%
Norway	0.2%
Cash and Equivalents*	2.1%
* Includes temporary cash investments and other assets and liabilities.

Forward Foreign Currency Exchange Contracts
Contracts to Sell		Settlement Date	Value	Unrealized Gain (Loss)
2,250,256	AUD for USD	7/31/09	$1,809,123	$(2,806)
2,647,152	DKK for USD	7/31/09	498,422	1,002
1,706,048	EUR for USD	7/31/09	2,393,330	6,978
2,466,407	NOK for USD	7/31/09	383,264	(617)
			$5,084,139	$ 4,557
(Value on Settlement Date $5,088,696)

Notes to Schedule of Investments
ADR = American Depositary Receipt
AUD = Australian Dollar
DKK = Danish Krone
EUR = Euro
FHLB = Federal Home Loan Bank
NOK = Norwegian Krona
SPDR = Standard & Poor’s Depositary Receipts
USD = United States Dollar
(1) Non-income producing.
(2) The rate indicated is the yield to maturity at purchase.

See Notes to Financial Statements.

12

Statement of Assets and Liabilities

JUNE 30, 2009 (UNAUDITED)
Assets
Investment securities, at value (cost of $272,014,058)	$307,545,682
Receivable for investments sold	7,171,597
Receivable for capital shares sold	475,327
Receivable for forward foreign currency exchange contracts	7,980
Dividends and interest receivable	132,283
315,332,869

Liabilities
Disbursements in excess of demand deposit cash	41,142
Payable for investments purchased	12,017,418
Payable for forward foreign currency exchange contracts	3,423
Payable for capital shares redeemed	125,759
Accrued management fees	251,817
12,439,559

Net Assets	$302,893,310

Class I Capital Shares, $0.01 Par Value
Authorized	150,000,000
Outstanding	34,637,024

Net Asset Value Per Share	$8.74

Net Assets Consist of:
Capital (par value and paid-in surplus)	$352,998,106
Accumulated net investment loss	(9,361)
Accumulated net realized loss on investment and foreign currency transactions	(85,632,755)
Net unrealized appreciation on investments and translation of assets and liabilities in foreign currencies	35,537,320
$302,893,310

See Notes to Financial Statements.

13

Statement of Operations

FOR THE SIX MONTHS ENDED JUNE 30, 2009 (UNAUDITED)
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $17,683)	$ 1,236,816
Interest	1,708
1,238,524

Expenses:
Management fees	1,348,806
Directors’ fees and expenses	5,085
Other expenses	142
1,354,033

Net investment income (loss)	(115,509)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(34,773,912)
Foreign currency transactions	(1,284,200)
(36,058,112)

Change in net unrealized appreciation (depreciation) on:
Investments	64,042,427
Translation of assets and liabilities in foreign currencies	1,080,080
65,122,507

Net realized and unrealized gain (loss)	29,064,395

Net Increase (Decrease) in Net Assets Resulting from Operations	$ 28,948,886

See Notes to Financial Statements.

14

Statement of Changes in Net Assets

SIX MONTHS ENDED JUNE 30, 2009 (UNAUDITED) AND YEAR ENDED DECEMBER 31, 2008
Increase (Decrease) in Net Assets	2009	2008
Operations
Net investment income (loss)	$ (115,509)	$ (1,734,558)
Net realized gain (loss)	(36,058,112)	(44,398,471)
Change in net unrealized appreciation (depreciation)	65,122,507	(205,324,882)
Net increase (decrease) in net assets resulting from operations	28,948,886	(251,457,911)

Distributions to Shareholders
From net investment income	(2,405,402)	—
From net realized gains	—	(36,274,099)
Decrease in net assets from distributions	(2,405,402)	(36,274,099)

Capital Share Transactions
Proceeds from shares sold	23,244,994	41,235,930
Proceeds from reinvestment of distributions	2,405,402	36,274,099
Payments for shares redeemed	(18,981,309)	(119,728,541)
Net increase (decrease) in net assets from capital share transactions	6,669,087	(42,218,512)

Net increase (decrease) in net assets	33,212,571	(329,950,522)

Net Assets
Beginning of period	269,680,739	599,631,261
End of period	$302,893,310	$ 269,680,739

Accumulated undistributed net investment income (loss)	$(9,361)	$2,511,550

Transactions in Shares of the Fund
Sold	2,802,152	3,315,545
Issued in reinvestment of distributions	348,104	2,934,798
Redeemed	(2,461,206)	(9,814,997)
Net increase (decrease) in shares of the fund	689,050	(3,564,654)

See Notes to Financial Statements.

15

Notes to Financial Statements

JUNE 30, 2009 (UNAUDITED)

1. Organization and Summary of Significant Accounting Policies

Organization — American Century Variable Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. VP Capital Appreciation Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified under the 1940 Act. The fund’s investment objective is to seek capital growth. The fund pursues its investment objective by investing primarily in common stocks of medium-sized and smaller companies that management believes will increase in value over time. The following is a summary of the fund’s significant accounting policies.

Security Valuations — Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Investments in open-end management investment companies are valued at the reported net asset value. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Directors. If the fund determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security’s fair value, such security is valued as determined by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors, if such determination would materially impact a fund’s net asset value. Certain other circumstances may cause the fund to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

Security Transactions — For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes. Certain countries impose taxes on realized gains on the sale of securities registered in their country. The fund records the foreign tax expense, if any, on an accrual basis. The realized and unrealized tax provision reduces the net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered nontaxable distributions or capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Transactions — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

16

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on investment transactions and unrealized appreciation (depreciation) on investments, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The fund records the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2005. Additionally, non-U.S. tax returns filed by the fund due to investments in certain foreign securities remain subject to examination by the relevant taxing authority for 7 years from the date of filing. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with any federal or state income tax obligations, if any, are recorded as interest expense.

Distributions to Shareholders — Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of December 31, 2008, the fund had accumulated net realized capital loss carryovers for federal income tax purposes of $(15,731,353), which may be used to offset future taxable gains. The capital loss carryovers expire in 2016.

The fund has elected to treat $(28,401,813) and $(885,196) of net capital and foreign currency losses, respectively, incurred in the two-month period ended December 31, 2008, as having been incurred in the following fiscal year for federal income tax purposes.

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Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund. The risk of material loss from such claims is considered by management to be remote.

Use of Estimates — The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Subsequent Events — Management has evaluated events or transactions that may have occurred since June 30, 2009, that would merit recognition or disclosure in the financial statements. This evaluation was completed through August 14, 2009, the date the financial statements were issued.

2. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee). The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered “interested persons” as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the fund and paid monthly in arrears. For funds with a stepped fee schedule, the rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account each fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule for the fund ranges from 0.90% to 1.00%. The effective annual management fee for the fund for the six months ended June 30, 2009 was 1.00%.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc. (ACC), the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, American Century Investment Services, Inc., and the corporation’s transfer agent, American Century Services, LLC.

The fund is eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund has a Mutual Funds Services Agreement with J.P. Morgan Investor Services Co. (JPMIS). JPMorgan Chase Bank (JPMCB) is a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

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3. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the six months ended June 30, 2009, were $225,949,907 and $225,955,977, respectively.

As of June 30, 2009, the composition of unrealized appreciation and depreciation of investment securities based on the aggregate cost of investments for federal income tax purposes was as follows:

Federal tax cost of investments	$275,768,453
Gross tax appreciation of investments	$40,676,290
Gross tax depreciation of investments	(8,899,061)
Net tax appreciation (depreciation) of investments	$31,777,229

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

4. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

• Level 1 valuation inputs consist of actual quoted prices in an active market for identical securities;

• Level 2 valuation inputs consist of significant direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

• Level 3 valuation inputs consist of significant unobservable inputs (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the valuation inputs used to determine the fair value of the fund’s securities and other financial instruments as of June 30, 2009:

	Level 1	Level 2	Level 3
Investment Securities
Domestic Common Stocks	$259,546,484	—	—
Foreign Common Stocks	26,615,758	$10,483,440	—
Temporary Cash Investments	—	10,900,000	—
Total Value of Investment Securities	$286,162,242	$21,383,440	—

Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$4,557	—
Total Unrealized Gain (Loss)
on Other Financial Instruments	—	$4,557	—

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5. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund’s exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The risk of loss from non-performance by the counterparty may be reduced by the use of master netting agreements. During the six months ended June 30, 2009, the fund participated in forward foreign currency exchange contracts.

For the fund, the value of foreign currency risk derivatives as of June 30, 2009, is disclosed on the Statement of Assets and Liabilities as an asset of $7,980 in receivable for forward foreign currency exchange contracts and as a liability of $3,423 in payable for forward foreign currency exchange contracts. For the fund, for the six months ended June 30, 2009, the effect of foreign currency risk derivatives on the Statement of Operations was $(1,142,895) in net realized gain (loss) on foreign currency transactions and $1,075,632 in change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies.

The value of derivative instruments at period end and the effect of derivatives on the Statement of Operations is indicative of the fund’s typical volume.

6. Interfund Lending

The fund, along with certain other funds in the American Century Investments family of funds, may participate in an interfund lending program, pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC). This program provides an alternative credit facility allowing the fund to borrow from or lend to other funds in the American Century Investments family of funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. The interfund loan rate earned/paid on interfund lending transactions is determined daily based on the average of certain current market rates. Interfund lending transactions normally extend only overnight, but can have a maximum duration of seven days. The program is subject to annual approval by the Board of Directors. During the six months ended June 30, 2009, the fund did not utilize the program.

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7. Risk Factors

The fund’s investment process may result in high portfolio turnover, high commission costs and high capital gains distributions. In addition, its investment approach may involve higher volatility and risk. There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social, and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

8. Recently Issued Accounting Standards

In March 2008, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities — an amendment of FASB Statement No. 133” (FAS 161). FAS 161 is effective for interim periods beginning after November 15, 2008 and has been adopted by the fund. FAS 161 amends and expands disclosures about derivative instruments and hedging activities. FAS 161 requires qualitative disclosures about the objectives and strategies of derivative instruments, quantitative disclosures about the fair value amounts of and gains and losses on derivative instruments, and disclosures of credit-risk-related contingent features in hedging activities.

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Financial Highlights

VP Capital Appreciation

Class I
For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
	2009(1)	2008	2007	2006	2005	2004
Per-Share Data
Net Asset Value,
Beginning of Period	$7.94	$15.98	$10.96	$9.35	$7.66	$7.12
Income From
Investment Operations
Net Investment
Income (Loss)	—(2)(3)	(0.05)(2)	(0.07)	(0.04)	(0.04)	(0.04)
Net Realized and
Unrealized Gain (Loss)	0.87	(6.96)	5.09	1.65	1.73	0.58
Total From
Investment Operations	0.87	(7.01)	5.02	1.61	1.69	0.54
Distributions
From Net
Investment Income	(0.07)	—	—	—	—	—
From Net Realized Gains	—	(1.03)	—	—	—	—
Total Distributions	(0.07)	(1.03)	—	—	—	—
Net Asset Value,
End of Period	$8.74	$7.94	$15.98	$10.96	$9.35	$7.66

Total Return(4)	11.24%	(46.18)%	45.80%	17.22%	22.06%	7.58%

Ratios/Supplemental Data
Ratio of Operating
Expenses to Average
Net Assets	1.00%(5)	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of Net Investment
Income (Loss) to Average
Net Assets	(0.08)%(5)	(0.39)%	(0.54)%	(0.37)%	(0.46)%	(0.57)%
Portfolio Turnover Rate	84%	166%	138%	218%	223%	262%
Net Assets, End of Period
(in thousands)	$302,893	$269,681	$599,631	$339,885	$331,362	$264,652

(1)	Six months ended June 30, 2009 (unaudited).
(2)	Computed using average shares outstanding throughout the period.
(3)	Per-share amount was less than $0.005.
(4)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized.
(5)	Annualized.

See Notes to Financial Statements.

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Approval of Management Agreement

Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated and approved by a majority of a fund’s independent directors (the “Directors”) each year. At American Century Investments, this process is referred to as the “15(c) Process.” As a part of this process, the board reviews fund performance, shareholder services, audit and compliance information, and a variety of other reports from the advisor concerning fund operations. In addition to this annual review, the board of directors oversees and evaluates on a continuous basis at its quarterly meetings the nature and quality of significant services performed by the advisor, fund performance, audit and compliance information, and a variety of other reports relating to fund operations. The board, or committees of the board, also holds special meetings as needed.

Under a Securities and Exchange Commission rule, each fund is required to disclose in its annual or semiannual report, as appropriate, the material factors and conclusions that formed the basis for the board’s approval or renewal of any advisory agreements within the fund’s most recently completed fiscal half-year period.

Annual Contract Review Process

As part of the annual 15(c) Process undertaken during the most recent fiscal half-year period, the Directors reviewed extensive data and information compiled by the advisor and certain independent providers of evaluative data (the “15(c) Providers”) concerning the VP Capital Appreciation Fund (the “Fund”) and the services provided to the Fund under the management agreement. The information considered and the discussions held at the meetings included, but were not limited to:

• the nature, extent and quality of investment management, shareholder services and other services provided to the Fund;

• the wide range of programs and services the advisor provides to the Fund and their shareholders on a routine and non-routine basis;

• the compliance policies, procedures, and regulatory experience of the advisor;

• data comparing the cost of owning the Fund to the cost of owning a similar fund;

• data comparing the Fund’s performance to appropriate benchmarks and/ or a peer group of other mutual funds with similar investment objectives and strategies;

• financial data showing the profitability of the Fund to the advisor and the overall profitability of the advisor;

• data comparing services provided and charges to other investment management clients of the advisor; and

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• consideration of collateral benefits derived by the advisor from the management of the Fund and any potential economies of scale relating thereto.

In keeping with its practice, the Fund’s board of directors held two in-person meetings and one telephonic meeting to review and discuss the information provided. The board also had the benefit of the advice of its independent counsel throughout the period.

Factors Considered

The Directors considered all of the information provided by the advisor, the 15(c) Providers, and the board’s independent counsel, and evaluated such information for each fund for which the board has responsibility. In connection with their review of the Fund, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management and subadvisory agreements under the terms ultimately determined by the board to be appropriate, the Directors’ decision was based on the following factors.

Nature, Extent and Quality of Services — Generally. Under the management agreement, the advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The board noted that under the management agreement, the advisor provides or arranges at its own expense a wide variety of services including:

• Fund construction and design

• portfolio security selection

• initial capitalization/funding

• securities trading

• Fund administration

• custody of Fund assets

• daily valuation of the Fund’s portfolio

• shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping and communications

• legal services

• regulatory and portfolio compliance

• financial reporting

• marketing and distribution

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The Directors noted that many of the services provided by the advisor have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry and the changing regulatory environment. They discussed with the advisor the challenges presented by these changes and the impact on the Fund. In performing their evaluation, the Directors considered information received in connection with the annual review, as well as information provided on an ongoing basis at their regularly scheduled board and committee meetings.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments, and liquidity. In evaluating investment performance, the board expects the advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. At each quarterly meeting the Directors review investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of funds managed similarly to the Fund. The Directors also review detailed performance information during the 15(c) Process comparing the Fund’s performance with that of similar funds not managed by the advisor. If performance concerns are identified, the Directors discuss with the advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above the median for its peer group for the three-year period and below the median for the one-year period.

Shareholder and Other Services. The advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Directors review reports and evaluations of such services at their regular quarterly meetings, including the annual meeting concerning contract review, and reports to the board. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the advisor.

25

Costs of Services Provided and Profitability. The advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the advisor the methodology used to prepare this financial information. This financial information regarding the advisor is considered in order to evaluate the advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The board concluded that the advisor’s profits were reasonable in light of the services provided to the Fund. In connection with its analysis of the profitability of the Fund to the advisor, the board requested additional information regarding the advisor’s cost allocation methodology for the fund. Upon review of such information, the Board was satisfied that the information presented was consistent with such methodology.

Ethics. The Directors generally consider the advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Directors review information provided by the advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Directors concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The analysis of economies of scale is further complicated by the additional services and content provided by the advisor and its reinvestment in its ability to provide and expand those services. Accordingly, the Directors seek to evaluate economies of scale by reviewing other information, such as year-over-year profitability of the advisor generally, the profitability of its management of the Fund specifically, the expenses incurred by the advisor in providing various functions to the Fund, and the fees of competitive funds not managed by the advisor. The Directors believe the advisor is appropriately sharing economies of scale through its competitive fee structure, fee breakpoints as the Fund increases in size, and through reinvestment in its business to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The Fund pays the advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent directors (including their independent legal counsel). Under the unified fee structure, the advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, record-keeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee

26

cannot be increased without a vote of Fund shareholders, it shifts to the advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Directors’ analysis of fee levels involves reviewing certain evaluative data compiled by a 15(c) Provider comparing the Fund’s unified fee to the total expense ratio of other funds in the Fund’s peer group and performing a regression analysis to evaluate the effect of fee breakpoints as assets under management increase. The unified fee charged to shareholders of the Fund was at the median of the total expense ratios of its peer group. In addition, the Directors also reviewed updated fee level data provided by the advisor, but recognized that comparative data was particularly difficult to evaluate given the significant market developments during the past year. The board concluded that the management fee paid by the Fund to the advisor was reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Directors also requested and received information from the advisor concerning the nature of the services, fees, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Directors analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral Benefits Derived by the Advisor. The Directors considered the existence of collateral benefits the advisor may receive as a result of its relationship with the Fund. They concluded that the advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Directors noted that the advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit fund shareholders. The Directors also determined that the advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Directors concluded, however, that the assets of those other clients are not material to the analysis and, in any event, are included with the assets of the Fund to determine breakpoints in the Fund’s fee schedule, provided they are managed using the same investment team and strategy.

Conclusions of the Directors

As a result of this process, the board, including all of the independent directors, in the absence of particular circumstances and assisted by the advice of legal counsel that is independent of the advisor, taking into account all of the factors discussed above and the information provided by the advisor concluded that the investment management agreement between the Fund and the advisor is fair and reasonable in light of the services provided and should be renewed.

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Additional Information

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-378-9878. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at ipro.americancentury.com (for Investment Professionals) and, upon request, by calling 1-800-378-9878.

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Index Definitions

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The Russell 1000® Index is a market-capitalization weighted, large-cap index created by Frank Russell Company to measure the performance of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell 1000® Growth Index measures the performance of those Russell 1000 Index companies (the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell 1000® Value Index measures the performance of those Russell 1000 Index companies (the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The Russell 2000® Index is a market-capitalization weighted index created by Frank Russell Company to measure the performance of the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell 2000® Growth Index measures the performance of those Russell 2000 Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell 2000® Value Index measures the performance of those Russell 2000 Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The Russell Midcap® Index measures the performance of the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell Midcap® Growth Index measures the performance of those Russell Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell Midcap® Value Index measures the performance of those Russell Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

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Notes

30

Notes

31

Notes

32

Contact Us
americancentury.com
Automated Information Line	1-800-345-8765
Investment Professional Service Representatives	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113
American Century Variable Portfolios, Inc.
Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor

©2009 American Century Proprietary Holdings, Inc. All rights reserved.

0908
CL-SAN-66143

Semiannual Report
June 30, 2009

American Century Variable Portfolios

VP Income & Growth Fund

Market Perspective	2
U.S. Stock Index Returns	2

VP Income & Growth

Performance	3
Portfolio Commentary	5
Top Ten Holdings	7
Five Largest Overweights	7
Five Largest Underweights.	7

Shareholder Fee Example	8

Financial Statements

Schedule of Investments	10
Statement of Assets and Liabilities	15
Statement of Operations	16
Statement of Changes in Net Assets	17
Notes to Financial Statements	18
Financial Highlights	23

Other Information

Approval of Management Agreement	26
Additional Information	31
Index Definitions	32

The opinions expressed in the Market Perspective and the Portfolio Commentary reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century Investments or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Market Perspective

By Enrique Chang, Chief Investment Officer, American Century Investments

Stocks Bounced Back from Rough 2008

The U.S. stock market endured significant volatility during the first half of 2009, but finished the period with positive returns (see the table below). The market’s advance was driven by a dramatic shift in market sentiment as extreme pessimism regarding the economy and financial sector gave way to renewed optimism.

Stocks began the year on a downward trajectory as economic conditions continued to deteriorate. The U.S. economy shed 3.4 million jobs during the six-month period, boosting the unemployment rate to a 26-year high of 9.5%. Retail sales fell as consumers moved to reduce debt and increase savings, while the housing market remained weak as rising foreclosures weighed on home prices. In addition, the financial sector faced growing losses and distressed balance sheets amid a lack of liquidity in the credit markets.

The stock market hit a multi-year low on March 9 and then staged a powerful rally that lasted through the end of the period. Signs of economic stabilization generated optimism about a possible recovery, and investors also grew more confident about the federal government’s actions to stimulate economic activity and restore liquidity in the credit markets. From March 9 to June 30, the broad equity indices surged by more than 35%.

For the six-month period, mid-cap stocks generated the best results, while small-cap issues lagged. Growth shares outpaced value by a substantial margin across all market capitalizations.

The Fundamental Truth

The market’s recent rally, while encouraging, was led by low-quality stocks—those with weak balance sheets, declining earnings, and poor cash flow. These stocks were the most beaten down during the market decline in late 2008 and early 2009, so they had the most to gain when market sentiment shifted abruptly.

However, a truly sustainable long-term rally must be based on improving fundamentals rather than changing perceptions, and the economic outlook remains uncertain. We will need to see substantial improvements in economic and company fundamentals in order to sustain recent gains and expand the breadth of the rally.

U.S. Stock Index Returns
For the six months ended June 30, 2009*
Russell 1000 Index (Large-Cap)	4.32%	Russell 2000 Index (Small-Cap)	2.64%
Russell 1000 Growth Index	11.53%	Russell 2000 Growth Index	11.36%
Russell 1000 Value Index	–2.87%	Russell 2000 Value Index	–5.17%
Russell Midcap Index	9.96%	*Total returns for periods less than one year are not annualized.
Russell Midcap Growth Index	16.61%
Russell Midcap Value Index	3.19%

2

Performance
VP Income & Growth

Total Returns as of June 30, 2009
			Average Annual Returns
					Since	Inception
	6 months(1)	1 year	5 years	10 years	Inception	Date
Class I	-1.09%	-26.54%	-3.11%	-1.94%	1.82%	10/30/97
S&P 500 Index(2)	3.16%	-26.21%	-2.24%	-2.22%	1.88%	—
Class II	-1.24%	-26.80%	-3.37%	—	-0.81%	5/1/02
Class III	-1.09%	-26.54%	-3.11%	—	0.85%	6/26/02

(1)	Total returns for periods less than one year are not annualized.
(2)	Data provided by Lipper Inc. – A Reuters Company. © 2009 Reuters. All rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.
The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable. Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

The performance information presented does not include charges and deductions imposed by the insurance company separate account under the variable annuity or variable life insurance contracts. The inclusion of such charges could significantly lower performance. Please refer to the insurance company separate account prospectus for a discussion of the charges related to insurance contracts.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-6488.

Unless otherwise indicated, performance reflects Class I shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

3

VP Income & Growth

Growth of $10,000 Over 10 Years

One-Year Returns Over 10 Years
Periods ended June 30
	2000	2001	2002	2003	2004	2005	2006	2007	2008	2009
Class I	3.68%	-10.84%	-14.54%	0.71%	21.02%	8.29%	7.12%	22.79%	-18.39%	-26.54%
S&P 500 Index	7.25%	-14.83%	-17.99%	0.25%	19.11%	6.32%	8.63%	20.59%	-13.12%	-26.21%

Total Annual Fund Operating Expenses
	Class I			Class II				Class III
	0.70%			0.95%				0.70%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-6488.

Unless otherwise indicated, performance reflects Class I shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

4

Portfolio Commentary

VP Income & Growth

Portfolio Managers: John Schniedwind, Kurt Borgwardt, Zili Zhang, and Lynette Pang

Performance Summary

VP Income & Growth returned –1.09%* in the first half of 2009, trailing the 3.16% return of its benchmark, the S&P 500 Index.

Several of the factors contributing to VP Income & Growth’s outperformance of the S&P 500 in 2008 worked against the portfolio in the first six months of 2009. The fund’s tilt toward value hurt results as value stocks underperformed growth by a wide margin during the period. In addition, individual stock selection—which we emphasize over sector allocation to add value—detracted from relative results in eight of ten market sectors.

Energy Stocks Underperformed

Stock selection in the energy sector had the biggest negative impact on performance versus the S&P 500 during the six-month period. Industry positioning hurt the most in this sector—the portfolio was overweight energy producers, which declined as a group during the period, and underweight energy services and equipment providers, which performed well.

Individual stock selection also weighed on performance in the energy sector, particularly among oil refiners. The combination of higher oil prices (the price of oil increased by 56% for the six months) and declining demand for gasoline squeezed refining profit margins. Large energy producers Exxon Mobil and ConocoPhillips, both of which have sizable refining operations, were among the weakest contributors, along with oil refiner Valero Energy.

Health Care and Financials Also Detracted

The portfolio’s health care and financials holdings underperformed their counterparts in the S&P 500. The lion’s share of the underperformance in the health care sector resulted from stock selection among pharmaceutical firms and health services providers. The biggest detractors included overweight positions in pharmaceutical giant Pfizer, which tumbled after the company agreed to buy competitor Wyeth (a portfolio underweight), and drug maker Eli Lilly, which slumped as it faced the loss of patent protection on two of its top-selling medications.

In the financials sector, an overweight position in insurance companies and an underweight position in capital markets firms contributed the bulk of the underperformance. The most significant detractors were missed opportunities in financial services companies such as Goldman Sachs and Bank of America, which were two relatively small positions in the portfolio. Both stocks enjoyed a strong rebound in the last half of the period as concerns about a collapse in the financials sector eased.

Life insurer Principal Financial Group was another notable detractor in the financials sector. A potential need to raise capital to shore up the company’s balance sheet led to a sharp decline in the stock.

*All fund returns referenced in this commentary are for Class I shares. Total returns for periods less than one year are not annualized.

5

VP Income & Growth

A Mixed Bag in Technology

The information technology holdings in the portfolio hurt overall results versus the benchmark. Printer maker Lexmark International was the most significant detractor in this sector, falling as a continued decline in business spending on technology weighed on the company’s sales.

However, several of the portfolio’s top performance contributors were technology stocks, led by disk drive maker Western Digital, which benefited from resilient demand for PCs. Another strong performer was contract electronics manufacturer Celestica, which reported better-than-expected earnings thanks to robust sales of smartphones.

Utilities and Materials Added Value

The only two sectors that contributed positively to performance compared with the index were utilities and materials. Virtually all of the outperformance in the utilities sector resulted from stock choices among electric utilities. Florida-based electric utility FPL Group was the best contributor, advancing as the company reported solid earnings thanks to strong growth in its wind and solar power subsidiary.

In the materials sector, stock selection among chemicals companies and an overweight position in metals and mining stocks generated much of the outperformance. The top performance contributor was fertilizer producer Terra Industries, which rallied after a rival launched a takeover bid for the company. Copper producer Southern Copper rallied on expectations of growing demand, particularly in China.

A Look Ahead

In the wake of the recent market rally, the question now is whether the economy is recuperating enough to support a broader advance. The key indicators will be stabilizing home prices, a rebound in consumer spending, and a peak in the unemployment rate. Historically, a stock market rally during a recession signals an end to the recession within four or five months, suggesting that we may see a recovery before the end of the year. However, unlike the rapid recoveries that grew out of some past recessions, we expect to see a slow, gradual expansion.

We are placing additional emphasis on our valuation factors—valuations remain attractive, and a valuation-based investment strategy has historically outperformed when the economy emerges from recession. In addition, we are emphasizing quality, seeking companies with strong balance sheets and healthy cash flow. We believe this positioning will help the fund capitalize on an eventual but uneven economic recovery.

6

VP Income & Growth

Top Ten Holdings as of June 30, 2009
	% of net assets	% of net assets
	as of 6/30/09	as of 12/31/08
Exxon Mobil Corp.	5.3%	6.4%
Johnson & Johnson	2.9%	2.9%
International Business Machines Corp.	2.7%	2.0%
Chevron Corp.	2.6%	3.0%
Microsoft Corp.	2.4%	1.8%
AT&T, Inc.	2.1%	2.1%
Pfizer, Inc.	1.9%	2.8%
Verizon Communications, Inc.	1.9%	2.5%
Amgen, Inc.	1.7%	2.0%
ConocoPhillips	1.7%	2.0%

Five Largest Overweights as of June 30, 2009
	% of	% of
	net assets	S&P 500 Index
Computer Sciences Corp.	1.16%	0.08%
Exxon Mobil Corp.	5.30%	4.24%
Amgen, Inc.	1.72%	0.67%
International Business Machines Corp.	2.72%	1.72%
Accenture Ltd., Class A	1.00%	—

Five Largest Underweights as of June 30, 2009
	% of	% of
	net assets	S&P 500 Index
PepsiCo, Inc.	0.07%	1.06%
Abbott Laboratories	—	0.90%
Coca-Cola Co. (The)	0.29%	1.19%
Philip Morris International, Inc.	0.24%	1.06%
Schlumberger Ltd.	—	0.80%

7

Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/ exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2009 to June 30, 2009.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*	Annualized
	1/1/09	6/30/09	1/1/09 – 6/30/09	Expense Ratio*
Actual
Class I	$1,000	$989.10	$3.45	0.70%
Class II	$1,000	$987.60	$4.68	0.95%
Class III	$1,000	$989.10	$3.45	0.70%
Hypothetical
Class I	$1,000	$1,021.32	$3.51	0.70%
Class II	$1,000	$1,020.08	$4.76	0.95%
Class III	$1,000	$1,021.32	$3.51	0.70%
*Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

9

Schedule of Investments
VP Income & Growth

JUNE 30, 2009 (UNAUDITED)

	Shares	Value		Shares	Value
Common Stocks — 99.5%			Minerals Technologies, Inc.	3,714	$ 133,778
AEROSPACE & DEFENSE — 2.6%			OM Group, Inc.(1)	11,343	329,174
General Dynamics Corp.	19,569	$ 1,083,927	Terra Industries, Inc.	23,638	572,513
Honeywell International, Inc.	12,340	387,476			4,103,948
Lockheed Martin Corp.	18,648	1,503,961	COMMERCIAL BANKS — 2.5%
Northrop Grumman Corp.	57,639	2,632,950	Bank of Montreal	4,743	199,918
Raytheon Co.	11,551	513,211	Canadian Imperial
			Bank of Commerce	12,706	636,190
		6,121,525	Cullen/Frost Bankers, Inc.	2,460	113,455
AIR FREIGHT & LOGISTICS — 0.5%			International
Expeditors International of			Bancshares Corp.	9,998	103,079
Washington, Inc.	2,788	92,952	Royal Bank of Canada	18,963	774,639
FedEx Corp.	5,250	292,005	U.S. Bancorp.	79,383	1,422,543
United Parcel Service, Inc.,
Class B	8,901	444,961	Wells Fargo & Co.	107,486	2,607,610
UTi Worldwide, Inc.(1)	25,503	290,734			5,857,434
		1,120,652	COMMERCIAL SERVICES & SUPPLIES — 0.5%
AUTO COMPONENTS — 0.4%			Herman Miller, Inc.	21,586	331,129
Magna International, Inc.,			R.R. Donnelley & Sons Co.	69,972	813,075
Class A	14,453	610,495			1,144,204
WABCO Holdings, Inc.	20,801	368,177	COMMUNICATIONS EQUIPMENT — 1.9%
		978,672	Cisco Systems, Inc.(1)	148,046	2,759,577
BEVERAGES — 0.7%			Motorola, Inc.	176,476	1,170,036
Coca-Cola Co. (The)	14,383	690,240	Plantronics, Inc.	4,104	77,607
Coca-Cola Enterprises, Inc.	19,314	321,578	QUALCOMM, Inc.	12,515	565,678
Molson Coors Brewing Co.,					4,572,898
Class B	5,127	217,026	COMPUTERS & PERIPHERALS — 3.8%
Pepsi Bottling Group, Inc.	9,758	330,211	Apple, Inc.(1)	17,029	2,425,440
PepsiCo, Inc.	2,997	164,715	Diebold, Inc.	6,765	178,325
		1,723,770	EMC Corp.(1)	35,793	468,888
BIOTECHNOLOGY — 1.7%			Hewlett-Packard Co.	84,300	3,258,195
Amgen, Inc.(1)	76,995	4,076,115	Lexmark International, Inc.,
CAPITAL MARKETS — 1.9%			Class A(1)	51,569	817,369
Bank of New York			Western Digital Corp.(1)	72,557	1,922,761
Mellon Corp. (The)	53,123	1,557,035			9,070,978
BlackRock, Inc.	2,119	371,715	CONSTRUCTION & ENGINEERING — 1.6%
Federated Investors, Inc.,			EMCOR Group, Inc.(1)	68,414	1,376,490
Class B	1,619	39,002	Fluor Corp.	39,086	2,004,721
Goldman Sachs
Group, Inc. (The)	5,820	858,101	Foster Wheeler AG(1)	7,047	167,366
Janus Capital Group, Inc.	16,988	193,663	Tutor Perini Corp.(1)	10,274	178,356
Morgan Stanley	52,100	1,485,371			3,726,933
		4,504,887	CONSUMER FINANCE — 0.1%
CHEMICALS — 1.7%			Capital One Financial Corp.	6,242	136,575
CF Industries Holdings, Inc.	5,531	410,068	DIVERSIFIED CONSUMER SERVICES — 0.1%
Dow Chemical Co. (The)	66,414	1,071,922	Apollo Group, Inc., Class A(1)	2,795	198,780
E.I. du Pont de
Nemours & Co.	61,924	1,586,493

10

VP Income & Growth

	Shares	Value		Shares	Value
DIVERSIFIED FINANCIAL SERVICES — 3.7%			FOOD PRODUCTS — 2.6%
Bank of America Corp.	185,669	$ 2,450,831	Archer-Daniels-Midland Co.	68,748	$ 1,840,384
Citigroup, Inc.	116,257	345,284	Bunge Ltd.	35,550	2,141,887
CME Group, Inc.	5,056	1,572,972	ConAgra Foods, Inc.	2,659	50,680
JPMorgan Chase & Co.	115,329	3,933,872	General Mills, Inc.	20,469	1,146,673
NYSE Euronext	22,601	615,877	H.J. Heinz Co.	2,534	90,464
		8,918,836	Kellogg Co.	5,224	243,282
DIVERSIFIED TELECOMMUNICATION			Kraft Foods, Inc., Class A	28,779	729,260
SERVICES — 4.4%			Tyson Foods, Inc., Class A	811	10,227
AT&T, Inc.	199,921	4,966,038			6,252,857
Embarq Corp.	4,589	193,013	GAS UTILITIES — 0.2%
Qwest Communications			New Jersey Resources Corp.	7,321	271,170
International, Inc.	219,000	908,850	UGI Corp.	8,142	207,539
Verizon
Communications, Inc.	143,911	4,422,385			478,709
		10,490,286	HEALTH CARE EQUIPMENT & SUPPLIES — 2.0%
ELECTRIC UTILITIES — 2.8%			Baxter International, Inc.	31,543	1,670,517
Duke Energy Corp.	4,449	64,911	Becton, Dickinson & Co.	30,811	2,197,132
Edison International	76,918	2,419,840	Boston Scientific Corp.(1)	52,490	532,249
Entergy Corp.	4,184	324,344	Hill-Rom Holdings, Inc.	23,392	379,418
Exelon Corp.	10,579	541,751			4,779,316
FPL Group, Inc.	49,275	2,801,776	HEALTH CARE PROVIDERS & SERVICES — 1.1%
Progress Energy, Inc.	11,775	445,448	AMERIGROUP Corp.(1)	22,516	604,555
		6,598,070	Humana, Inc.(1)	18,674	602,423
ELECTRICAL EQUIPMENT — 0.9%			Magellan Health
			Services, Inc.(1)	5,621	184,481
Acuity Brands, Inc.	11,436	320,780
Brady Corp., Class A	15,672	393,680	McKesson Corp.	12,679	557,876
Emerson Electric Co.	27,988	906,811	WellCare Health
			Plans, Inc.(1)	19,495	360,462
GrafTech International Ltd.(1)	35,529	401,833
			WellPoint, Inc.(1)	6,429	327,172
Rockwell Automation, Inc.	5,481	176,050			2,636,969
		2,199,154	HOTELS, RESTAURANTS & LEISURE — 1.5%
ELECTRONIC EQUIPMENT,
INSTRUMENTS & COMPONENTS — 0.6%			McDonald’s Corp.	63,100	3,627,619
Avnet, Inc.(1)	8,436	177,409	HOUSEHOLD DURABLES — 0.7%
			Blyth, Inc.	2,985	97,878
Celestica, Inc.(1)	170,698	1,164,160	Harman International
		1,341,569	Industries, Inc.	18,993	357,069
ENERGY EQUIPMENT & SERVICES — 0.6%			NVR, Inc.(1)	2,636	1,324,300
BJ Services Co.	37,625	512,829			1,779,247
ENSCO International, Inc.	5,164	180,069	HOUSEHOLD PRODUCTS — 3.1%
National Oilwell Varco, Inc.(1)	5,803	189,526	Clorox Co.	11,073	618,206
Patterson-UTI Energy, Inc.	34,741	446,769	Kimberly-Clark Corp.	51,356	2,692,595
		1,329,193	Procter & Gamble Co. (The)	77,220	3,945,942
FOOD & STAPLES RETAILING — 2.1%					7,256,743
Kroger Co. (The)	41,549	916,155	INDEPENDENT POWER PRODUCERS &
Safeway, Inc.	27,608	562,375	ENERGY TRADERS — 0.1%
SUPERVALU, INC.	88,688	1,148,510	NRG Energy, Inc.(1)	10,013	259,937
Wal-Mart Stores, Inc.	48,990	2,373,076
		5,000,116

11

VP Income & Growth

	Shares	Value		Shares	Value
INDUSTRIAL CONGLOMERATES — 1.8%			Mueller Industries, Inc.	14,947	$ 310,897
3M Co.	9,137	$ 549,134	Navistar
Carlisle Cos., Inc.	14,985	360,239	International Corp.(1)	6,740	293,864
General Electric Co.	284,271	3,331,656	Parker-Hannifin Corp.	15,587	669,617
		4,241,029	Timken Co.	11,148	190,408
INSURANCE — 3.7%					2,991,553
ACE Ltd.	47,953	2,120,961	MEDIA — 3.0%
American Financial			CBS Corp., Class B	141,915	982,052
Group, Inc.	35,914	775,024	Comcast Corp., Class A	102,739	1,488,688
Aspen Insurance			Gannett Co., Inc.	41,207	147,109
Holdings Ltd.	76,044	1,698,823	Harte-Hanks, Inc.	17,736	164,058
Axis Capital Holdings Ltd.	19,010	497,682	Time Warner, Inc.	89,399	2,251,961
Endurance Specialty			Walt Disney Co. (The)	91,216	2,128,069
Holdings Ltd.	11,467	335,983			7,161,937
MetLife, Inc.	36,235	1,087,412	METALS & MINING — 0.5%
Principal Financial
Group, Inc.	43,759	824,420	Allegheny Technologies, Inc.	9,562	334,001
Prudential Financial, Inc.	27,304	1,016,255	Cliffs Natural Resources, Inc.	9,113	222,995
StanCorp Financial			Newmont Mining Corp.	4,800	196,176
Group, Inc.	1,733	49,702	Reliance Steel &
Travelers Cos., Inc. (The)	7,892	323,888	Aluminum Co.	9,067	348,082
		8,730,150	Worthington Industries, Inc.	10,535	134,743
INTERNET & CATALOG RETAIL — 0.1%					1,235,997
Netflix, Inc.(1)	6,531	269,992	MULTILINE RETAIL — 0.7%
			Dollar Tree, Inc.(1)	3,433	144,529
INTERNET SOFTWARE & SERVICES — 1.0%
Google, Inc., Class A(1)	4,535	1,911,911	Family Dollar Stores, Inc.	35,746	1,011,612
Yahoo!, Inc.(1)	28,297	443,131	Macy’s, Inc.	40,580	477,221
		2,355,042			1,633,362
IT SERVICES — 5.1%			MULTI-UTILITIES — 0.8%
Accenture Ltd., Class A	70,715	2,366,124	CenterPoint Energy, Inc.	12,376	137,126
Broadridge Financial			DTE Energy Co.	25,777	824,864
Solutions, Inc.	33,496	555,363	PG&E Corp.	6,748	259,393
Computer Sciences Corp.(1)	62,089	2,750,543	Public Service Enterprise
			Group, Inc.	18,343	598,532
International Business
Machines Corp.	61,898	6,463,389			1,819,915
		12,135,419	OFFICE ELECTRONICS — 0.1%
LEISURE EQUIPMENT & PRODUCTS — 0.9%			Xerox Corp.	38,989	252,649
Hasbro, Inc.	84,581	2,050,243	OIL, GAS & CONSUMABLE FUELS — 13.3%
LIFE SCIENCES TOOLS & SERVICES — 0.1%			Alpha Natural
			Resources, Inc.(1)	37,930	996,421
PerkinElmer, Inc.	9,503	165,352	Apache Corp.	9,446	681,529
Varian, Inc.(1)	4,556	179,643
			Chevron Corp.	93,409	6,188,346
		344,995	ConocoPhillips	96,537	4,060,346
MACHINERY — 1.3%			Exxon Mobil Corp.	180,113	12,591,700
Cummins, Inc.	9,470	333,439	Hess Corp.	9,666	519,548
Dover Corp.	25,420	841,148	Murphy Oil Corp.	10,102	548,741
Flowserve Corp.	2,891	201,821	Occidental Petroleum Corp.	59,488	3,914,905
Lincoln Electric
Holdings, Inc.	4,172	150,359	Peabody Energy Corp.	5,120	154,419

12

VP Income & Growth

	Shares	Value		Shares	Value
Sunoco, Inc.	6,855	$ 159,036	SOFTWARE — 3.5%
Valero Energy Corp.	84,132	1,420,989	Autodesk, Inc.(1)	11,327	$ 214,987
W&T Offshore, Inc.	45,427	442,459	Microsoft Corp.	241,590	5,742,594
World Fuel Services Corp.	534	22,017	Oracle Corp.	72,845	1,560,340
		31,700,456	Parametric
PERSONAL PRODUCTS — 0.2%			Technology Corp.(1)	16,300	190,547
Herbalife Ltd.	14,372	453,293	Sybase, Inc.(1)	7,094	222,326
PHARMACEUTICALS — 7.5%			Symantec Corp.(1)	14,397	224,017
Bristol-Myers Squibb Co.	107,727	2,187,935	Take-Two Interactive
Eli Lilly & Co.	95,840	3,319,898	Software, Inc.(1)	19,861	188,084
Johnson & Johnson	121,355	6,892,964			8,342,895
King Pharmaceuticals, Inc.(1)	11,845	114,067	SPECIALTY RETAIL — 2.3%
Pfizer, Inc.	304,704	4,570,560	AutoNation, Inc.(1)	25,525	442,859
Sepracor, Inc.(1)	32,967	570,989	Barnes & Noble, Inc.	24,689	509,334
Wyeth	2,647	120,147	Gap, Inc. (The)	133,733	2,193,221
		17,776,560	Home Depot, Inc. (The)	10,330	244,098
PROFESSIONAL SERVICES — 0.1%			RadioShack Corp.	74,059	1,033,864
Manpower, Inc.	3,190	135,065	Rent-A-Center, Inc.,
			Class A(1)	45,724	815,259
REAL ESTATE INVESTMENT TRUSTS (REITs) — 0.8%
			Tractor Supply Co.(1)	4,235	174,990
Equity Residential	4,218	93,766
Hospitality Properties Trust	30,027	357,021			5,413,625
HRPT Properties Trust	26,061	105,808	TEXTILES, APPAREL & LUXURY GOODS — 0.5%
Public Storage	2,174	142,354	Columbia Sportswear Co.	6,584	203,577
Simon Property Group, Inc.	19,484	1,002,062	Jones Apparel Group, Inc.	30,433	326,546
Vornado Realty Trust	2,103	94,698	Polo Ralph Lauren Corp.	9,037	483,841
			Timberland Co. (The),
		1,795,709	Class A(1)	8,594	114,043
ROAD & RAIL — 0.8%			VF Corp.	2,488	137,711
CSX Corp.	21,762	753,618			1,265,718
Norfolk Southern Corp.	19,281	726,315	THRIFTS & MORTGAGE FINANCE — 0.1%
Union Pacific Corp.	10,012	521,225	New York Community
		2,001,158	Bancorp., Inc.	20,753	221,850
SEMICONDUCTORS & SEMICONDUCTOR			TOBACCO — 1.9%
EQUIPMENT — 3.0%			Altria Group, Inc.	96,580	1,582,946
Amkor Technology, Inc.(1)	178,935	846,362	Lorillard, Inc.	15,179	1,028,681
Analog Devices, Inc.	4,750	117,705	Philip Morris
Broadcom Corp., Class A(1)	19,850	492,081	International, Inc.	12,881	561,869
Intel Corp.	184,431	3,052,333	Reynolds American, Inc.	33,028	1,275,542
Linear Technology Corp.	4,131	96,459			4,449,038
LSI Corp.(1)	266,571	1,215,564	TOTAL COMMON STOCKS
Maxim Integrated			(Cost $251,224,725)		236,208,907
Products, Inc.	15,860	248,843
NVIDIA Corp.(1)	20,033	226,173
Xilinx, Inc.	41,532	849,745
		7,145,265

13

VP Income & Growth

	Principal		Notes to Schedule of Investments
	Amount/		FHLB = Federal Home Loan Bank
	Shares	Value	(1)	Non-income producing.
Temporary Cash Investments — 0.5%			(2)	The rate indicated is the yield to maturity at purchase.
FHLB Discount Notes,			(3)	Category is less than 0.05% of total net assets.
0.01%, 7/1/09(2)	$1,200,000	$ 1,200,000
JPMorgan U.S. Treasury
Plus Money Market Fund			See Notes to Financial Statements.
Agency Shares	94,902	94,902
TOTAL TEMPORARY
CASH INVESTMENTS
(Cost $1,294,902)		1,294,902
TOTAL INVESTMENT
SECURITIES — 100.0%
(Cost $252,519,627)		237,503,809
OTHER ASSETS AND LIABILITIES(3)		(40,185)
TOTAL NET ASSETS — 100.0%		$237,463,624

14

Statement of Assets and Liabilities

JUNE 30, 2009 (UNAUDITED)
Assets
Investment securities, at value (cost of $252,519,627)	$237,503,809
Receivable for investments sold	143,517
Receivable for capital shares sold	34,841
Dividends and interest receivable	295,744
237,977,911

Liabilities
Payable for capital shares redeemed	373,130
Accrued management fees	138,489
Distribution fees payable	2,668
514,287

Net Assets	$237,463,624

Net Assets Consist of:
Capital (par value and paid-in surplus)	$342,393,116
Accumulated net investment loss	(61,985)
Accumulated net realized loss on investment transactions	(89,851,689)
Net unrealized depreciation on investments	(15,015,818)
$237,463,624

Class I, $0.01 Par Value
Net assets	$221,952,821
Shares outstanding	48,934,905
Net asset value per share	$4.54

Class II, $0.01 Par Value
Net assets	$12,811,889
Shares outstanding	2,823,399
Net asset value per share	$4.54

Class III, $0.01 Par Value
Net assets	$2,698,914
Shares outstanding	595,010
Net asset value per share	$4.54

See Notes to Financial Statements.

15

Statement of Operations

FOR THE SIX MONTHS ENDED JUNE 30, 2009 (UNAUDITED)
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $5,010)	$ 3,398,564
Interest	349
3,398,913

Expenses:
Management fees	798,663
Distribution fees	15,362
Directors’ fees and expenses	4,667
Other expenses	199
818,891

Net investment income (loss)	2,580,022

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(36,670,312)
Futures contract transactions	(50,534)
(36,720,846)

Change in net unrealized appreciation (depreciation) on:
Investments	28,601,387

Net realized and unrealized gain (loss)	(8,119,459)

Net Increase (Decrease) in Net Assets Resulting from Operations	$ (5,539,437)

See Notes to Financial Statements.

16

Statement of Changes in Net Assets

SIX MONTHS ENDED JUNE 30, 2009 (UNAUDITED) AND YEAR ENDED DECEMBER 31, 2008
Increase (Decrease) in Net Assets	2009	2008
Operations
Net investment income (loss)	$ 2,580,022	$ 7,132,214
Net realized gain (loss)	(36,720,846)	(42,741,893)
Change in net unrealized appreciation (depreciation)	28,601,387	(119,175,205)
Net increase (decrease) in net assets resulting from operations	(5,539,437)	(154,784,884)

Distributions to Shareholders
From net investment income:
Class I	(9,157,071)	(7,806,192)
Class II	(484,858)	(347,920)
Class III	(109,712)	(119,914)
From net realized gains:
Class I	—	(46,765,885)
Class II	—	(2,405,270)
Class III	—	(718,391)
Decrease in net assets from distributions	(9,751,641)	(58,163,572)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	(9,665,633)	(38,315,439)(1)

Redemption Fees
Increase in net assets from redemption fees	548	—(1)

Net increase (decrease) in net assets	(24,956,163)	(251,263,895)

Net Assets
Beginning of period	262,419,787	513,683,682
End of period	$237,463,624	$ 262,419,787

Accumulated undistributed net investment income (loss)	$(61,985)	$7,109,634
(1) Capital share transactions for the year ended December 31, 2008 were net of redemption fees (Note 4).

See Notes to Financial Statements.

17

Notes to Financial Statements

JUNE 30, 2009 (UNAUDITED)

1. Organization and Summary of Significant Accounting Policies

Organization — American Century Variable Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. VP Income & Growth Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified under the 1940 Act. The fund’s investment objective is to seek capital growth by investing in common stocks. Income is a secondary objective. The following is a summary of the fund’s significant accounting policies.

Multiple Class — The fund is authorized to issue Class I, Class II, and Class III. The share classes differ principally in their respective distribution and shareholder servicing expenses and arrangements. All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Security Valuations — Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Investments in open-end management investment companies are valued at the reported net asset value. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Directors. If the fund determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security’s fair value, such security is valued as determined by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors, if such determination would materially impact a fund’s net asset value. Certain other circumstances may cause the fund to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

Security Transactions — For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

18

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2005. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with any federal or state income tax obligations, if any, are recorded as interest expense.

Distributions to Shareholders — Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of December 31, 2008, the fund had accumulated net realized capital loss carryovers for federal income tax purposes of $(33,483,970), which may be used to offset future taxable gains. The capital loss carryovers expire in 2016.

The fund has elected to treat $(15,215,221) of net capital losses incurred in the two-month period ended December 31, 2008, as having been incurred in the following fiscal year for federal income tax purposes.

Redemption — The fund may impose a 1.00% redemption fee on shares held less than 60 days. The fee may not be applicable to all classes. The redemption fee is retained by the fund and helps cover transaction costs that long-term investors may bear when a fund sells securities to meet investor redemptions.

Indemnifications — Under the corporation‘s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund. The risk of material loss from such claims is considered by management to be remote.

Use of Estimates — The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Subsequent Events — Management has evaluated events or transactions that may have occurred since June 30, 2009, that would merit recognition or disclosure in the financial statements. This evaluation was completed through August 14, 2009, the date the financial statements were issued.

19

2. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered “interested persons” as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the specific class of shares of the fund and paid monthly in arrears. For funds with a stepped fee schedule, the rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account each fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule for each class of the fund ranges from 0.65% to 0.70% for Class I, Class II and Class III. The effective annual management fee for each class of the fund for the six months ended June 30, 2009 was 0.70%.

Distribution Fees — The Board of Directors has adopted the Master Distribution Plan (the plan) for Class II, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that Class II will pay American Century Investment Services, Inc. (ACIS) an annual distribution fee equal to 0.25%. The fee is computed and accrued daily based on the Class II daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of Class II including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. Fees incurred under the plan during the six months ended June 30, 2009, are detailed in the Statement of Operations.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors, and as a group, controlling stockholders of American Century Companies, Inc. (ACC), the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation’s transfer agent, American Century Services, LLC.

The fund is eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund has a Mutual Funds Services Agreement with J.P. Morgan Investor Services Co. (JPMIS) and a securities lending agreement with JPMorgan Chase Bank (JPMCB). JPMCB is a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC

3. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the six months ended June 30, 2009, were $50,629,556 and $66,803,717, respectively.

As of June 30, 2009, the composition of unrealized appreciation and depreciation of investment securities based on the aggregate cost of investments for federal income tax purposes was as follows:

Federal tax cost of investments	$261,994,866
Gross tax appreciation of investments	$ 23,106,036
Gross tax depreciation of investments	(47,597,093)
Net tax appreciation (depreciation) of investments	$(24,491,057)

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

20

4. Capital Share Transactions

	Six months ended June 30, 2009		Year ended December 31, 2008
	Shares	Amount	Shares	Amount
Class I/Shares Authorized	300,000,000		300,000,000
Sold	1,759,938	$ 7,661,264	3,452,332	$ 22,188,106
Issued in reinvestment of distributions	2,405,586	9,157,071	8,120,845	54,572,077
Redeemed	(6,040,900)	(25,617,816)	(17,677,958)	(113,820,854)
	(1,875,376)	(8,799,481)	(6,104,781)	(37,060,671)
Class II/Shares Authorized	50,000,000		50,000,000
Sold	184,709	788,472	565,186	3,419,388
Issued in reinvestment of distributions	127,537	484,858	409,701	2,753,190
Redeemed	(451,761)	(1,917,569)	(992,539)	(6,384,231)
	(139,515)	(644,239)	(17,652)	(211,653)
Class III/Shares Authorized	50,000,000		50,000,000
Sold	45,845	205,332	164,944	1,182,902
Issued in reinvestment of distributions	28,798	109,712	124,748	838,305
Redeemed	(128,846)	(536,957)	(494,423)	(3,064,322)(1)
	(54,203)	(221,913)	(204,731)	(1,043,115)
Net increase (decrease)	(2,069,094)	$ (9,665,633)	(6,327,164)	$ (38,315,439)
(1) Net of redemption fees of $1,903.

5. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

• Level 1 valuation inputs consist of actual quoted prices in an active market for identical securities;

• Level 2 valuation inputs consist of significant direct or indirect observable market data (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); or

• Level 3 valuation inputs consist of significant unobservable inputs (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the valuation inputs used to determine the fair value of the fund’s securities as of June 30, 2009:

	Level 1	Level 2	Level 3
Investment Securities
Common Stocks	$236,208,907	—	—
Temporary Cash Investments	94,902	$1,200,000	—
Total Value of Investment Securities	$236,303,809	$1,200,000	—

21

6. Derivative Instruments

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. During the six months ended June 30, 2009, the fund purchased futures contracts.

For the fund, for the six months ended June 30, 2009, the effect of equity price risk derivatives on the Statement of Operations was $(50,534) in net realized gain (loss) on futures contract transactions.

The value of derivative instruments at period end and the effect of derivatives on the Statement of Operations is indicative of the fund’s typical volume.

7. Interfund Lending

The fund, along with certain other funds in the American Century Investments family of funds, may participate in an interfund lending program, pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC). This program provides an alternative credit facility allowing the fund to borrow from or lend to other funds in the American Century Investments family of funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. The interfund loan rate earned/paid on interfund lending transactions is determined daily based on the average of certain current market rates. Interfund lending transactions normally extend only overnight, but can have a maximum duration of seven days. The program is subject to annual approval by the Board of Directors. During the six months ended June 30, 2009, the fund did not utilize the program.

8. Recently Issued Accounting Standards

In March 2008, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities — an amendment of FASB Statement No. 133” (FAS 161). FAS 161 is effective for interim periods beginning after November 15, 2008 and has been adopted by the fund. FAS 161 amends and expands disclosures about derivative instruments and hedging activities. FAS 161 requires qualitative disclosures about the objectives and strategies of derivative instruments, quantitative disclosures about the fair value amounts of and gains and losses on derivative instruments, and disclosures of credit-risk-related contingent features in hedging activities.

22

Financial Highlights
VP Income & Growth

Class I
For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
	2009(1)	2008	2007	2006	2005	2004
Per-Share Data
Net Asset Value,
Beginning of Period	$4.82	$8.46	$8.63	$7.51	$7.32	$6.57
Income From
Investment Operations
Net Investment
Income (Loss)(2)	0.05	0.12	0.12	0.14	0.13	0.14
Net Realized and
Unrealized Gain (Loss)	(0.14)	(2.77)	(0.13)	1.12	0.20	0.71
Total From
Investment Operations	(0.09)	(2.65)	(0.01)	1.26	0.33	0.85
Distributions
From Net
Investment Income	(0.19)	(0.14)	(0.16)	(0.14)	(0.14)	(0.10)
From Net Realized Gains	—	(0.85)	—	—	—	—
Total Distributions	(0.19)	(0.99)	(0.16)	(0.14)	(0.14)	(0.10)
Net Asset Value,
End of Period	$4.54	$4.82	$8.46	$8.63	$7.51	$7.32

Total Return(3)	(1.09)%	(34.59)%	(0.07)%	17.09%	4.63%	12.99%

Ratios/Supplemental Data
Ratio of Operating
Expenses to
Average Net Assets	0.70%(4)	0.70%	0.71%	0.70%	0.70%	0.70%
Ratio of Net Investment
Income (Loss) to
Average Net Assets	2.28%(4)	1.86%	1.39%	1.75%	1.81%	2.08%
Portfolio Turnover Rate	22%	57%	54%	63%	76%	75%
Net Assets, End of Period
(in thousands)	$221,953	$245,028	$481,304	$615,658	$772,330	$805,904

(1)	Six months ended June 30, 2009 (unaudited).
(2)	Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4)	Annualized.
See Notes to Financial Statements.

23

VP Income & Growth

Class II
For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
	2009(1)	2008	2007	2006	2005	2004
Per-Share Data
Net Asset Value,
Beginning of Period	$4.81	$8.44	$8.62	$7.50	$7.30	$6.56
Income From
Investment Operations
Net Investment
Income (Loss)(2)	0.04	0.10	0.10	0.12	0.11	0.13
Net Realized and
Unrealized Gain (Loss)	(0.14)	(2.76)	(0.14)	1.12	0.22	0.69
Total From
Investment Operations	(0.10)	(2.66)	(0.04)	1.24	0.33	0.82
Distributions
From Net
Investment Income	(0.17)	(0.12)	(0.14)	(0.12)	(0.13)	(0.08)
From Net Realized Gains	—	(0.85)	—	—	—	—
Total Distributions	(0.17)	(0.97)	(0.14)	(0.12)	(0.13)	(0.08)
Net Asset Value,
End of Period	$4.54	$4.81	$8.44	$8.62	$7.50	$7.30

Total Return(3)	(1.24)%	(34.73)%	(0.43)%	16.81%	4.52%	12.57%

Ratios/Supplemental Data
Ratio of Operating
Expenses to
Average Net Assets	0.95%(4)	0.95%	0.96%	0.95%	0.95%	0.95%
Ratio of Net Investment
Income (Loss) to
Average Net Assets	2.03%(4)	1.61%	1.14%	1.50%	1.56%	1.83%
Portfolio Turnover Rate	22%	57%	54%	63%	76%	75%
Net Assets, End of Period
(in thousands)	$12,812	$14,261	$25,158	$27,778	$27,857	$25,218

(1)	Six months ended June 30, 2009 (unaudited).
(2)	Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4)	Annualized.
See Notes to Financial Statements.

24

VP Income & Growth

Class III
For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
	2009(1)	2008	2007	2006	2005	2004
Per-Share Data
Net Asset Value,
Beginning of Period	$4.82	$8.46	$8.63	$7.51	$7.32	$6.57
Income From
Investment Operations
Net Investment
Income (Loss)(2)	0.05	0.12	0.12	0.13	0.13	0.15
Net Realized and
Unrealized Gain (Loss)	(0.14)	(2.77)	(0.13)	1.13	0.20	0.70
Total From
Investment Operations	(0.09)	(2.65)	(0.01)	1.26	0.33	0.85
Distributions
From Net
Investment Income	(0.19)	(0.14)	(0.16)	(0.14)	(0.14)	(0.10)
From Net Realized Gains	—	(0.85)	—	—	—	—
Total Distributions	(0.19)	(0.99)	(0.16)	(0.14)	(0.14)	(0.10)
Net Asset Value,
End of Period	$4.54	$4.82	$8.46	$8.63	$7.51	$7.32

Total Return(3)	(1.09)%	(34.59)%	(0.07)%	17.09%	4.63%	12.99%

Ratios/Supplemental Data
Ratio of Operating
Expenses to
Average Net Assets	0.70%(4)	0.70%	0.71%	0.70%	0.70%	0.70%
Ratio of Net Investment
Income (Loss) to
Average Net Assets	2.28%(4)	1.86%	1.39%	1.75%	1.81%	2.08%
Portfolio Turnover Rate	22%	57%	54%	63%	76%	75%
Net Assets, End of Period
(in thousands)	$2,699	$3,131	$7,222	$9,838	$5,601	$3,683

(1)	Six months ended June 30, 2009 (unaudited).
(2)	Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4)	Annualized.
See Notes to Financial Statements.

25

Approval of Management Agreement

Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated and approved by a majority of a fund’s independent directors (the “Directors”) each year. At American Century Investments, this process is referred to as the “15(c) Process.” As a part of this process, the board reviews fund performance, shareholder services, audit and compliance information, and a variety of other reports from the advisor concerning fund operations. In addition to this annual review, the board of directors oversees and evaluates on a continuous basis at its quarterly meetings the nature and quality of significant services performed by the advisor, fund performance, audit and compliance information, and a variety of other reports relating to fund operations. The board, or committees of the board, also holds special meetings as needed.

Under a Securities and Exchange Commission rule, each fund is required to disclose in its annual or semiannual report, as appropriate, the material factors and conclusions that formed the basis for the board’s approval or renewal of any advisory agreements within the fund’s most recently completed fiscal half-year period.

Annual Contract Review Process

As part of the annual 15(c) Process undertaken during the most recent fiscal half-year period, the Directors reviewed extensive data and information compiled by the advisor and certain independent providers of evaluative data (the “15(c) Providers”) concerning the VP Income & Growth Fund (the “Fund”) and the services provided to the Fund under the management agreement. The information considered and the discussions held at the meetings included, but were not limited to:

• the nature, extent and quality of investment management, shareholder services and other services provided to the Fund;

• the wide range of programs and services the advisor provides to the Fund and their shareholders on a routine and non-routine basis;

• the compliance policies, procedures, and regulatory experience of the advisor;

• data comparing the cost of owning the Fund to the cost of owning a similar fund;

• data comparing the Fund’s performance to appropriate benchmarks and/ or a peer group of other mutual funds with similar investment objectives and strategies;

• financial data showing the profitability of the Fund to the advisor and the overall profitability of the advisor;

• data comparing services provided and charges to other investment management clients of the advisor; and

• consideration of collateral benefits derived by the advisor from the management of the Fund and any potential economies of scale relating thereto.

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In keeping with its practice, the Fund’s board of directors held two in-person meetings and one telephonic meeting to review and discuss the information provided. The board also had the benefit of the advice of its independent counsel throughout the period.

Factors Considered

The Directors considered all of the information provided by the advisor, the 15(c) Providers, and the board’s independent counsel, and evaluated such information for each fund for which the board has responsibility. In connection with their review of the Fund, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management and subadvisory agreements under the terms ultimately determined by the board to be appropriate, the Directors’ decision was based on the following factors.

Nature, Extent and Quality of Services — Generally. Under the management agreement, the advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The board noted that under the management agreement, the advisor provides or arranges at its own expense a wide variety of services including:

• Fund construction and design

 • portfolio security selection

 • initial capitalization/funding

• securities trading

 • Fund administration

 • custody of Fund assets

 • daily valuation of the Fund’s portfolio

• shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping and communications

• legal services

• regulatory and portfolio compliance

 • financial reporting

 • marketing and distribution

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The Directors noted that many of the services provided by the advisor have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry and the changing regulatory environment. They discussed with the advisor the challenges presented by these changes and the impact on the Fund. In performing their evaluation, the Directors considered information received in connection with the annual review, as well as information provided on an ongoing basis at their regularly scheduled board and committee meetings.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments, and liquidity. In evaluating investment performance, the board expects the advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. At each quarterly meeting the Directors review investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of funds managed similarly to the Fund. The Directors also review detailed performance information during the 15(c) Process comparing the Fund’s performance with that of similar funds not managed by the advisor. If performance concerns are identified, the Directors discuss with the advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the one-year period and slightly below the benchmark for the three-year period.

Shareholder and Other Services. The advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Directors review reports and evaluations of such services at their regular quarterly meetings, including the annual meeting concerning contract review, and reports to the board. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the advisor.

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Costs of Services Provided and Profitability. The advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the advisor the methodology used to prepare this financial information. This financial information regarding the advisor is considered in order to evaluate the advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The board concluded that the advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Directors generally consider the advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Directors review information provided by the advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Directors concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The analysis of economies of scale is further complicated by the additional services and content provided by the advisor and its reinvestment in its ability to provide and expand those services. Accordingly, the Directors seek to evaluate economies of scale by reviewing other information, such as year-over-year profitability of the advisor generally, the profitability of its management of the Fund specifically, the expenses incurred by the advisor in providing various functions to the Fund, and the fees of competitive funds not managed by the advisor. The Directors believe the advisor is appropriately sharing economies of scale through its competitive fee structure, fee breakpoints as the Fund increases in size, and through reinvestment in its business to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The Fund pays the advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent directors (including their independent legal counsel). Under the unified fee structure, the advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, record-keeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the

29

advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Directors’ analysis of fee levels involves reviewing certain evaluative data compiled by a 15(c) Provider comparing the Fund’s unified fee to the total expense ratio of other funds in the Fund’s peer group and performing a regression analysis to evaluate the effect of fee breakpoints as assets under management increase. The unified fee charged to shareholders of the Fund was in the lowest quartile of the total expense ratios of its peer group. In addition, the Directors also reviewed updated fee level data provided by the advisor, but recognized that comparative data was particularly difficult to evaluate given the significant market developments during the past year. The board concluded that the management fee paid by the Fund to the advisor was reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Directors also requested and received information from the advisor concerning the nature of the services, fees, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Directors analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral Benefits Derived by the Advisor. The Directors considered the existence of collateral benefits the advisor may receive as a result of its relationship with the Fund. They concluded that the advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Directors noted that the advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit fund shareholders. The Directors also determined that the advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Directors concluded, however, that the assets of those other clients are not material to the analysis and, in any event, are included with the assets of the Fund to determine breakpoints in the Fund’s fee schedule, provided they are managed using the same investment team and strategy.

Conclusions of the Directors

As a result of this process, the board, including all of the independent directors, in the absence of particular circumstances and assisted by the advice of legal counsel that is independent of the advisor, taking into account all of the factors discussed above and the information provided by the advisor concluded that the investment management agreement between the Fund and the advisor is fair and reasonable in light of the services provided and should be renewed.

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Additional Information

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-378-9878. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at ipro.americancentury.com (for Investment Professionals) and, upon request, by calling 1-800-378-9878.

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Index Definitions

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The Russell 1000® Index is a market-capitalization weighted, large-cap index created by Frank Russell Company to measure the performance of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell 1000® Growth Index measures the performance of those Russell 1000 Index companies (the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell 1000® Value Index measures the performance of those Russell 1000 Index companies (the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The Russell 2000® Index is a market-capitalization weighted index created by Frank Russell Company to measure the performance of the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell 2000® Growth Index measures the performance of those Russell 2000 Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell 2000® Value Index measures the performance of those Russell 2000 Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The Russell Midcap® Index measures the performance of the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell Midcap® Growth Index measures the performance of those Russell Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell Midcap® Value Index measures the performance of those Russell Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The S&P 500 Index is a market value-weighted index of the stocks of 500 publicly traded U.S. companies chosen for market size, liquidity, and industry group representation that are considered to be leading firms in dominant industries. Each stock’s weight in the index is proportionate to its market value. Created by Standard & Poor’s, it is considered to be a broad measure of U.S. stock market performance.

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Contact Us
americancentury.com
Automated Information Line	1-800-345-8765
Investment Professional Service Representatives	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113
American Century Variable Portfolios, Inc.
Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor

©2009 American Century Proprietary Holdings, Inc. All rights reserved.

0908
CL-SAN-66140

Semiannual Report
June 30, 2009

American Century Variable Portfolios

VP International Fund

Market Perspective	2
International Equity Total Returns	2

VP International

Performance	3
Portfolio Commentary	5
Top Ten Holdings	7
Types of Investments in Portfolio	7
Investments by Country	7

Shareholder Fee Example	8

Financial Statements

Schedule of Investments	10
Statement of Assets and Liabilities	13
Statement of Operations	14
Statement of Changes in Net Assets	15
Notes to Financial Statements	16
Financial Highlights	22

Other Information

Approval of Management Agreement	26
Additional Information	31
Index Definitions	32

The opinions expressed in the Market Perspective and the Portfolio Commentary reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century Investments or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Market Perspective

By Mark Kopinski, Chief Investment Officer, Global and Non-U.S. Equity

Stock Performance Made a U-Turn

The global economic slowdown and ongoing credit crisis weighed heavily on the world’s equity markets early in the period, as import and export volumes plummeted, industrial output shrank, and unemployment soared. As a result, stocks remained on the downward track triggered by last fall’s near collapse of the global financial system.

In March, sentiment quickly shifted course, and investor confidence and stock market performance showed a surprising rebound. After hitting a multi-year low on March 9, global stocks rallied sharply through the end of May to post strong gains. The rebound was triggered by a belief that the global financial system was no longer in imminent danger of collapse. The rally proved fragile, though, as stocks retreated slightly in June, on renewed economic concerns.

Prominent central banks, including those in the United States, United Kingdom, and Japan, helped steady investor confidence by launching debt-purchase programs aimed at taming interest rates. Additionally, easy monetary and fiscal policies, including $2.1 trillion in stimulus programs targeting infrastructure development and consumer demand, contributed to improved investor sentiment. Nevertheless, GDP growth remained negative Shrinking exports weighed on Germany’s economy, where manufacturing output sagged and the unemployment rate climbed. Likewise, reduced output and a deteriorating jobs environment darkened economic prospects for France and the United Kingdom, suggesting an uneven recovery at best.

Emerging Markets Gained as “Riskier” Assets Returned to Favor

With renewed confidence in equities, investors shifted funds toward assets considered “riskier.” Additionally, an uptick in commodity prices coupled with monetary and fiscal stimulus provided support to domestic growth in these economies. As a result, emerging equities performed exceptionally well, reversing some of last year’s significant declines. In China, optimism about the country’s large domestic-oriented stimulus plan helped propel the Shanghai Composite higher, even as declining global export levels remained a concern.

Economic growth may improve in the second half of the year, but the economic recovery likely will not be as robust as the financial markets have discounted. A tug of war between bulls and bears may best characterize the remainder of 2009.

International Equity Total Returns
For the six months ended June 30, 2009 (in U.S. dollars)*
MSCI EM Index	36.01%	MSCI World Free Index	6.35%
MSCI EAFE Growth Index	6.34%	MSCI EAFE Value Index	9.60%
MSCI Europe Index	7.03%	MSCI Japan Index	2.59%
MSCI EAFE Index	7.95%	*Total returns for periods less than one year are not annualized.

2

Performance

VP International

Total Returns as of June 30, 2009
			Average Annual Returns
					Since	Inception
	6 months(1)	1 year	5 years	10 years	Inception	Date
Class I	8.33%	-35.07%	2.34%	0.25%	4.29%	5/1/94
MSCI EAFE Index	7.95%	-31.35%	2.31%	1.18%	3.49%(2)	—
MSCI EAFE Growth Index	6.34%	-33.66%	2.19%	-0.59%	1.88%(2)	—
Class II	8.19%	-35.20%	2.16%	—	0.45%	8/15/01
Class III	8.33%	-35.07%	2.34%	—	2.10%	5/2/02
Class IV	8.18%	-35.27%	2.17%	—	2.31%	5/3/04

(1)	Total returns for periods less than one year are not annualized.
(2)	Since 4/30/94, the date nearest Class I’s inception for which data are available.
The performance information presented does not include charges and deductions imposed by the insurance company separate account under the variable annuity or variable life insurance contracts. The inclusion of such charges could significantly lower performance. Please refer to the insurance company separate account prospectus for a discussion of the charges related to insurance contracts.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-6488. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Unless otherwise indicated, performance reflects Class I shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

3

VP International

One-Year Returns Over 10 Years
Periods ended June 30
	2000	2001	2002	2003	2004	2005	2006	2007	2008	2009
Class I	43.62%	-29.33%	-15.28%	-12.51%	21.31%	11.04%	23.48%	29.39%	-2.52%	-35.07%
MSCI EAFE Index	17.16%	-23.60%	-9.49%	-6.46%	32.37%	13.65%	26.56%	27.00%	-10.61%	-31.35%
MSCI EAFE
Growth Index	20.47%	-33.30%	-9.46%	-8.01%	26.42%	11.37%	25.98%	25.29%	-4.44%	-33.66%

Total Annual Fund Operating Expenses
Class I	Class II	Class III	Class IV
1.37%	1.52%	1.37%	1.52%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown.  Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-6488.  International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Unless otherwise indicated, performance reflects Class I shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

4

Portfolio Commentary

VP International

Portfolio Managers: Alex Tedder and Raj Gandhi

Performance Summary

The VP International portfolio advanced 8.33%* for the six months ended June 30, 2009, compared with its benchmark, the MSCI EAFE Index, which gained 7.95%.

The reporting period began with international stocks suffering the effects of a severe global recession and financial sector crisis. In early March, stocks plunged to new current-cycle lows, as rising unemployment, shrinking industrial output, and negative economic growth rates sent investor confidence tumbling. Market sentiment and performance reversed course quickly, though, as the numerous and unprecedented actions from global central banks and governments sparked optimism among investors. As a result, stocks rebounded sharply in the second half of the reporting period, to finish the six months with solid gains.

The portfolio’s outperformance relative to the benchmark primarily was due to favorable stock selection in a variety of sectors.

Canada, Brazil Led Contributors

From a country perspective, the portfolio’s out-of-benchmark positions in Canada and Brazil contributed the most to relative performance, followed by Italy, where stock selection was strong. Canada’s Research In Motion (RIM), the developer of the BlackBerry wireless device, was the portfolio’s overall top performer for the period. Sales of the company’s touch-screen BlackBerry Storm device, RIM’s answer to Apple’s iPhone, gained traction after RIM resolved several software issues. In Brazil, our position in Vale SA, a diversified metals and mining company, was the country’s top-performing stock.

At the opposite end of the performance spectrum, poor stock selection in Japan and the Netherlands led to lagging results, while an underweight in Sweden detracted from relative results. Japan’s Sony Financial Holdings, the financial services arm of Sony Corporation, finished the period as the portfolio’s weakest holding. The stock plunged late in the period, after the company announced a substantial drop in the value of its life insurance business.

Utilities, Technology Outperform

The top sector contributors to the portfolio’s relative performance included utilities, information technology, and energy. In the utilities sector, our significant underweight helped, particularly in the electric utilities segment. In information technology, stock selection, combined with an overweight in the semiconductor industry, where our portfolio-only position in South Korea’s Samsung Electronics led the contributors, accounted for the portfolio’s better performance.

*All fund returns referenced in this commentary are for Class I shares. Total returns for periods less than one year are not annualized.

5

VP International

In the energy sector, our stock choices drove the positive results. After falling early in 2009, oil prices skyrocketed later in the reporting period, and this helped push select energy stocks higher. Our energy stocks showed strong results, led by our overweighted position in Italy’s Saipem, an oil and gas services company.

Another leading contributor during the period was our overweighted position in National Bank of Greece. The diversified financial services company reported an increase in quarterly loan volumes and a gain in deposits. For the full year, the bank expects a double-digit rise in loan volumes.

Materials Sector Lagged

The materials sector represented the portfolio’s largest performance detractor. Our underweight combined with poor stock selection in the metals and mining industry accounted for the bulk of the sector’s underperformance.

The portfolio’s financial sector performance also lagged the benchmark, primarily due to our underweighted positions in the capital markets and real estate-related industries. In addition, our stock selection in the insurance industry hurt performance. In addition to the lagging results from Sony Financial, our overweighted positions in France’s AXA SA and Germany’s Muenchener Rueckve drove down results among insurers.

Outlook

VP International primarily invests in companies located in developed countries around the world (excluding the United States). Although we expect further volatility throughout the international stock markets, we will continue to focus on finding companies with sustainable growth characteristics and promising long-term outlooks.

6

VP International

Top Ten Holdings as of June 30, 2009
	% of net assets	% of net assets
	as of 6/30/09	as of 12/31/08
Banco Santander SA	2.1%	1.2%
BHP Billiton Ltd.	2.1%	1.1%
Nestle SA	2.0%	2.2%
ENI SpA	1.9%	2.1%
Vale SA Preference Shares	1.9%	0.7%
BG Group plc	1.9%	2.1%
Saipem SpA	1.8%	1.2%
iShares MSCI Japan Index Fund	1.6%	2.2%
National Bank of Greece SA	1.5%	1.2%
Novartis AG	1.5%	1.6%

Types of Investments in Portfolio
	% of net assets	% of net assets
	as of 6/30/09	as of 12/31/08
Foreign Common Stocks	98.8%	99.4%
Temporary Cash Investments	0.6%	0.4%
Other Assets and Liabilities	0.6%	0.2%

Investments by Country as of June 30, 2009
	% of net assets	% of net assets
	as of 6/30/09	as of 12/31/08
United Kingdom	18.6%	20.7%
Japan	14.1%	17.8%
Switzerland	9.7%	11.0%
Germany	5.9%	6.8%
France	5.4%	8.2%
Australia	5.0%	3.3%
Italy	4.6%	4.0%
People’s Republic of China	3.9%	1.2%
Brazil	3.4%	1.6%
Spain	3.4%	3.8%
South Korea	3.2%	0.8%
Netherlands	2.3%	3.6%
Canada	2.2%	2.5%
Other Countries	17.1%	14.1%
Cash and Equivalents*	1.2%	0.6%
*Includes temporary cash investments and other assets and liabilities.

7

Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/ exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2009 to June 30, 2009.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

8

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*	Annualized
	1/1/09	6/30/09	1/1/09 - 6/30/09	Expense Ratio*
Actual
Class I	$1,000	$1,083.30	$7.03	1.36%
Class II	$1,000	$1,081.90	$7.79	1.51%
Class III	$1,000	$1,083.30	$7.03	1.36%
Class IV	$1,000	$1,081.80	$7.79	1.51%
Hypothetical
Class I	$1,000	$1,018.05	$6.81	1.36%
Class II	$1,000	$1,017.31	$7.55	1.51%
Class III	$1,000	$1,018.05	$6.81	1.36%
Class IV	$1,000	$1,017.31	$7.55	1.51%

*Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

9

Schedule of Investments
VP International

JUNE 30, 2009 (UNAUDITED)

	Shares	Value		Shares	Value
Common Stocks — 98.8%			LVMH Moet Hennessy Louis
			Vuitton SA	10,190	$ 779,953
AUSTRALIA — 5.0%			Publicis Groupe	57,600	1,758,654
BHP Billiton Ltd.	308,919	$ 8,466,673	Total SA	112,600	6,098,662
Commonwealth Bank					22,091,080
of Australia	104,970	3,282,106
CSL Ltd.	186,793	4,827,833	GERMANY — 5.9%
Origin Energy Ltd.	70,480	829,335	Allianz SE	18,540	1,714,426
Wesfarmers Ltd.	174,880	3,183,460	BASF SE	85,790	3,421,855
		20,589,407	Bayer AG	30,610	1,643,637
BELGIUM — 1.1%			Daimler AG	36,510	1,321,003
Anheuser-Busch InBev NV	128,819	4,663,577	Deutsche Boerse AG	43,320	3,366,995
			Fresenius Medical Care
BERMUDA — 0.4%			AG & Co. KGaA	82,453	3,679,753
Seadrill Ltd.	114,480	1,644,954	K+S AG	730	41,122
BRAZIL — 3.4%			Muenchener
Companhia Brasileira de			Rueckversicherungs-
Meios de Pagamento(1)	211,204	1,824,794	Gesellschaft AG	44,400	6,004,865
Petroleo Brasileiro SA ADR	56,330	2,308,403	SAP AG	50,370	2,030,711
Redecard SA	123,200	1,886,196	Wacker Chemie AG	10,870	1,252,021
Vale SA Preference Shares	515,600	7,920,163			24,476,388
		13,939,556	GREECE — 1.5%
CANADA — 2.2%			National Bank
Canadian National			of Greece SA(1)	231,188	6,334,135
Railway Co.	67,640	2,905,877	HONG KONG — 1.3%
EnCana Corp.	37,481	1,854,185	China Resources Land Ltd.	946,000	2,082,782
Research In Motion Ltd.(1)	60,390	4,290,710	Li & Fung Ltd.	728,000	1,946,013
		9,050,772	Link Real Estate Investment
CZECH REPUBLIC — 0.5%			Trust (The)	692,500	1,476,384
CEZ AS	45,020	2,028,709			5,505,179
DENMARK — 1.9%			INDIA — 1.3%
Novo Nordisk A/S B Shares	76,324	4,148,366	Axis Bank Ltd.	131,700	2,273,762
Vestas Wind Systems A/S(1)	53,255	3,828,386	Housing Development
		7,976,752	Finance Corp. Ltd.	24,544	1,198,794
FINLAND — 0.5%			Larsen & Toubro Ltd.	57,340	1,872,574
Nokia Oyj	137,020	1,999,625			5,345,130
FRANCE — 5.4%			INDONESIA — 0.3%
Air Liquide SA	27,190	2,489,806	PT Bank Rakyat Indonesia	1,709,500	1,050,352
ALSTOM SA	23,720	1,403,902	IRELAND — 2.0%
BNP Paribas	68,370	4,436,794	CRH plc	107,092	2,455,208
Cie Generale des			Experian plc	447,090	3,350,613
Etablissements Michelin	39,530	2,259,302	Ryanair Holdings plc ADR(1)	79,105	2,245,791
Cie Generale d’Optique					8,051,612
Essilor International SA	8,830	421,528	ISRAEL — 1.0%
Danone SA	26,934	1,331,992	Teva Pharmaceutical
Legrand SA	50,830	1,110,487	Industries Ltd. ADR	79,170	3,906,248

10

VP International

	Shares	Value		Shares	Value
ITALY — 4.6%			NETHERLANDS — 2.3%
ENI SpA	336,970	$ 7,993,892	Akzo Nobel NV	44,060	$ 1,938,864
Intesa Sanpaolo SpA(1)	631,600	2,047,757	ASML Holding NV	101,950	2,211,321
Luxottica Group SpA(1)	17,950	373,317	Koninklijke Ahold NV	394,100	4,528,591
Saipem SpA	307,979	7,517,924	Koninklijke KPN NV	68,000	936,755
Snam Rete Gas SpA	237,540	1,044,933			9,615,531
		18,977,823	PEOPLE’S REPUBLIC OF CHINA — 3.9%
JAPAN — 14.1%			Baidu, Inc. ADR(1)	5,040	1,517,494
Benesse Corp.	38,700	1,546,711	China Merchants Bank Co.
Daikin Industries Ltd.	26,200	837,574	Ltd. H Shares	1,621,100	3,697,928
FAST RETAILING CO. LTD.	12,500	1,628,055	Ctrip.com International
			Ltd. ADR(1)	44,030	2,038,589
Honda Motor Co. Ltd.	151,100	4,137,291
			Industrial & Commercial
HOYA Corp.	115,900	2,320,603	Bank of China Ltd. H Shares	2,560,000	1,777,842
iShares MSCI Japan			iShares FTSE/Xinhua China
Index Fund	708,330	6,679,552	25 Index Fund	44,710	1,715,523
Japan Steel Works			NetEase.com, Inc. ADR(1)	49,250	1,732,615
Ltd. (The)	299,000	3,671,075
			Shanda Interactive
Kubota Corp.	410,000	3,367,164	Entertainment Ltd. ADR(1)	14,960	782,258
Kurita Water Industries Ltd.	59,600	1,920,049	Tencent Holdings Ltd.	233,600	2,719,856
Mitsubishi Corp.	227,400	4,176,243			15,982,105
Mitsubishi Estate Co. Ltd.	52,000	861,430	SINGAPORE — 0.6%
Mitsubishi UFJ Financial			United Overseas Bank Ltd.	249,000	2,515,281
Group, Inc.	464,800	2,857,215
Murata Manufacturing			SOUTH KOREA — 3.2%
Co. Ltd.	38,800	1,644,519	Hyundai Motor Co.	70,640	4,094,277
Nidec Corp.	45,000	2,719,213	POSCO	11,960	3,960,945
Nitori Co. Ltd.	33,000	2,342,190	Samsung Electronics
Nomura ETF - Nikkei 225			Co. Ltd.	10,980	5,085,090
Exchange Traded Fund	23,890	2,508,038			13,140,312
ORIX Corp.	37,720	2,224,561	SPAIN — 3.4%
Rakuten, Inc.	8,590	5,162,912	Banco Santander SA	719,925	8,688,042
SMC Corp.	19,700	2,111,514	Telefonica SA	225,070	5,103,462
SOFTBANK CORP.	137,000	2,660,531			13,791,504
Sony Financial Holdings, Inc.	295	812,030	SWEDEN — 0.9%
Terumo Corp.	45,000	1,980,913	Autoliv, Inc.	14,250	409,973
		58,169,383	Autoliv, Inc. SDR	10,800	307,245
LUXEMBOURG — 1.0%			Electrolux AB, Series B(1)	65,150	913,235
Millicom International			H & M Hennes & Mauritz AB
Cellular SA(1)	52,272	2,940,823	B Shares	42,780	2,138,638
SES SA Fiduciary					3,769,091
Depositary Receipt	67,060	1,280,324	SWITZERLAND — 9.7%
		4,221,147	ABB Ltd.(1)	162,780	2,562,238
MEXICO — 0.3%			Actelion Ltd.(1)	27,110	1,421,639
America Movil SAB de CV			Adecco SA	50,860	2,123,941
ADR, Series L	33,910	1,312,995	Credit Suisse Group AG	78,090	3,564,782
MULTI-NATIONAL — 0.8%			Julius Baer Holding AG	94,150	3,670,905
iShares MSCI Emerging			Lonza Group AG	10,580	1,050,752
Markets Index Fund	105,930	3,414,124
			Nestle SA	217,360	8,203,417

11

VP International

	Shares	Value		Principal
Novartis AG	150,680	$ 6,121,897		Amount/
Roche Holding AG	39,496	5,373,382		Shares	Value
SGS SA	1,160	1,440,442	Temporary Cash Investments — 0.6%
Syngenta AG	19,440	4,514,248	FHLB Discount Notes,
		40,047,643	0.01%, 7/1/09(2)	$ 2,300,000	$ 2,300,000
TAIWAN (REPUBLIC OF CHINA) — 1.2%			JPMorgan U.S. Treasury
			Plus Money Market Fund
AU Optronics Corp. ADR	132,616	1,283,723	Agency Shares	76,254	76,254
iShares MSCI Taiwan			TOTAL TEMPORARY
Index Fund	60,610	611,555	CASH INVESTMENTS
Taiwan Semiconductor			(Cost $2,376,254)		2,376,254
Manufacturing Co. Ltd. ADR	239,340	2,252,189	TOTAL INVESTMENT
Wistron Corp.	378,000	623,841	SECURITIES — 99.4%
		4,771,308	(Cost $363,263,153)		409,395,520
TURKEY — 0.5%			OTHER ASSETS
Turkiye Garanti			AND LIABILITIES — 0.6%		2,363,246
Bankasi AS(1)	801,320	2,145,450	TOTAL NET ASSETS — 100.0%		$411,758,766
UNITED KINGDOM — 18.6%
Admiral Group plc	205,894	2,956,234	Market Sector Diversification
AMEC plc	154,070	1,658,846	(as a % of net assets)
AstraZeneca plc	72,080	3,174,215	Financials		20.7%
Autonomy Corp. plc(1)	89,410	2,118,538	Consumer Discretionary		12.5%
Barclays plc	712,284	3,317,628	Industrials		10.5%
BG Group plc	462,850	7,776,782	Health Care		10.0%
British American			Energy		9.2%
Tobacco plc	80,053	2,211,496	Information Technology		9.0%
British Sky Broadcasting			Materials		8.9%
Group plc	539,070	4,043,967	Consumer Staples		8.5%
Capita Group plc (The)	280,911	3,311,728	Telecommunication Services		3.8%
Carnival plc	90,360	2,397,721	Diversified		3.6%
Cobham plc	366,848	1,046,349	Utilities		2.1%
Compass Group plc	739,380	4,166,396	Cash and Equivalents*		1.2%
GlaxoSmithKline plc	193,278	3,403,542	*Includes temporary cash investments and other assets and liabilities.
HSBC Holdings plc	602,146	5,045,802
Intercontinental Hotels			Notes to Schedule of Investments
Group plc	114,780	1,179,951	ADR = American Depositary Receipt
Kingfisher plc	981,760	2,878,100	ETF = Exchange Traded Fund
Man Group plc	341,353	1,566,761	FHLB = Federal Home Loan Bank
Next plc	58,390	1,415,006	FTSE = Financial Times Stock Exchange
Reckitt Benckiser Group plc	126,437	5,762,250	MSCI = Morgan Stanley Capital International
Scottish & Southern
Energy plc	299,734	5,627,380	SDR = Swedish Depositary Receipt
Standard Chartered plc	126,963	2,391,297	(1) Non-income producing.
Tesco plc	867,461	5,056,100	(2)	The rate indicated is the yield to maturity at purchase.
TUI Travel plc	270,100	1,032,710
Vodafone Group plc	1,527,850	2,953,294
		76,492,093	See Notes to Financial Statements.
TOTAL COMMON STOCKS
(Cost $360,886,899)		407,019,266

12

Statement of Assets and Liabilities

JUNE 30, 2009 (UNAUDITED)
Assets
Investment securities, at value (cost of $363,263,153)	$409,395,520
Foreign currency holdings, at value (cost of $1,243,135)	1,277,503
Receivable for investments sold	7,410,634
Receivable for capital shares sold	75,703
Dividends and interest receivable	2,195,697
Other assets	51,379
420,406,436

Liabilities
Disbursements in excess of demand deposit cash	60,145
Payable for investments purchased	7,786,277
Payable for capital shares redeemed	323,977
Accrued management fees	460,075
Distribution fees payable	17,196
8,647,670

Net Assets	$411,758,766

Net Assets Consist of:
Capital (par value and paid-in surplus)	$540,315,524
Undistributed net investment income	4,490,276
Accumulated net realized loss on investment and foreign currency transactions	(179,263,014)
Net unrealized appreciation on investments and translation
of assets and liabilities in foreign currencies	46,215,980
$411,758,766

Class I, $0.01 Par Value
Net assets	$272,611,733
Shares outstanding	43,573,417
Net asset value per share	$6.26

Class II, $0.01 Par Value
Net assets	$71,998,273
Shares outstanding	11,523,890
Net asset value per share	$6.25

Class III, $0.01 Par Value
Net assets	$56,476,490
Sha res outstanding	9,026,873
Net asset value per share	$6.26

Class IV, $0.01 Par Value
Net assets	$10,672,270
Shares outstanding	1,707,107
Net asset value per share	$6.25

See Notes to Financial Statements.

13

Statement of Operations

FOR THE SIX MONTHS ENDED JUNE 30, 2009 (UNAUDITED)
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $821,754)	$ 7,454,767
Interest	480
7,455,247

Expenses:
Management fees	2,679,366
Distribution Fees:
Class II	12,219
Class IV	84,038
Directors’ fees and expenses	9,167
Other expenses	2,020
2,786,810

Net investment income (loss)	4,668,437

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(54,617,589)
Foreign currency transactions	(10,320,374)
(64,937,963)

Change in net unrealized appreciation (depreciation) on:
Investments	71,846,621
Translation of assets and liabilities in foreign currencies	14,917,237
86,763,858

Net realized and unrealized gain (loss)	21,825,895

Net Increase (Decrease) in Net Assets Resulting from Operations	$26,494,332

See Notes to Financial Statements.

14

Statement of Changes in Net Assets

SIX MONTHS ENDED JUNE 30, 2009 (UNAUDITED) AND YEAR ENDED DECEMBER 31, 2008
Increase (Decrease) in Net Assets	2009	2008
Operations
Net investment income (loss)	$ 4,668,437	$ 10,765,616
Net realized gain (loss)	(64,937,963)	(113,437,647)
Change in net unrealized appreciation (depreciation)	86,763,858	(305,669,182)
Net increase (decrease) in net assets resulting from operations	26,494,332	(408,341,213)

Distributions to Shareholders
From net investment income:
Class I	(6,562,603)	(4,434,878)
Class II	(1,485,016)	(883,693)
Class III	(1,201,826)	(812,657)
Class IV	(215,200)	(126,444)
From net realized gains:
Class I	—	(52,094,120)
Class II	—	(13,029,835)
Class III	—	(9,545,840)
Class IV	—	(1,864,389)
Decrease in net assets from distributions	(9,464,645)	(82,791,856)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	(60,288,734)	(84,095,855)(1)

Redemption Fees
Increase in net assets from redemption fees	5,715	—(1)

Net increase (decrease) in net assets	(43,253,332)	(575,228,924)

Net Assets
Beginning of period	455,012,098	1,030,241,022
End of period	$411,758,766	$ 455,012,098

Undistributed net investment income	$4,490,276	$9,286,484
(1) Capital share transactions for the year ended December 31, 2008 were net of redemption fees (Note 4).

See Notes to Financial Statements.

15

Notes to Financial Statements

JUNE 30, 2009 (UNAUDITED)

1. Organization and Summary of Significant Accounting Policies

Organization — American Century Variable Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. VP International Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified under the 1940 Act. The fund’s investment objective is to seek capital growth. The fund pursues its investment objective by investing primarily in stocks of foreign companies that management believes will increase in value over time. The fund will invest primarily in securities of issuers located in at least three developed countries (excluding the United States). The following is a summary of the fund’s significant accounting policies.

Multiple Class — The fund is authorized to issue Class I, Class II, Class III and Class IV. The share classes differ principally in their respective distribution and shareholder servicing expenses and arrangements. All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Security Valuations — Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Investments in open-end management investment companies are valued at the reported net asset value. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Directors. If the fund determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security’s fair value, such security is valued as determined by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors, if such determination would materially impact a fund’s net asset value. Certain other circumstances may cause the fund to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

Security Transactions — For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes. Certain countries impose taxes on realized gains on the sale of securities registered in their country. The fund records the foreign tax expense, if any, on an accrual basis. The realized and unrealized tax provision reduces the net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

16

Exchange Traded Funds — The fund may invest in exchange traded funds (ETFs). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. A fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Foreign Currency Transactions — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on foreign currency transactions and unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The fund records the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2005. Additionally, non-U.S. tax returns filed by the fund due to investments in certain foreign securities remain subject to examination by the relevant taxing authority for 7 years from the date of filing. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with any federal or state income tax obligations, if any, are recorded as interest expense.

Distributions to Shareholders — Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

17

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of December 31, 2008, the fund has capital and currency loss deferrals of $(44,457,982) and $(18,327), respectively, which represent net capital and foreign currency losses incurred in the two-month period ended December 31, 2008. The fund has elected to treat such losses as having been incurred in the following fiscal year for federal income tax purposes.

As of December 31, 2008, the fund had accumulated capital losses of $(54,865,268), which represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryover expires in 2016.

Redemption — The fund may impose a 1.00% redemption fee on shares held less than 60 days. The fee may not be applicable to all classes. The redemption fee is retained by the fund and helps cover transaction costs that long-term investors may bear when a fund sells securities to meet investor redemptions.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund. The risk of material loss from such claims is considered by management to be remote.

Use of Estimates — The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Subsequent Events — Management has evaluated events or transactions that may have occurred since June 30, 2009, that would merit recognition or disclosure in the financial statements. This evaluation was completed through August 14, 2009, the date the financial statements were issued.

2. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a Management Agreement with American Century Global Investment Management, Inc. (ACGIM) (the investment advisor), under which ACGIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered “interested persons” as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACGIM. The fee is computed and accrued daily based on the daily net assets of the specific class of shares of the fund and paid monthly in arrears. For funds with a stepped fee schedule, the rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account each fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule for each class of the fund ranges from 1.00% to 1.50% for Class I and Class III and from 0.90% to 1.40% for Class II and Class IV. The effective annual management fee for each class of the fund for the six months ended June 30, 2009 was 1.36%, 1.26%, 1.36% and 1.26% for Class I, Class II, Class III and Class IV, respectively.

18

ACGIM has entered into a Subadvisory Agreement with ACIM (the subadvisor) on behalf of the fund. The subadvisor makes investment decisions for the cash portion of the fund in accordance with the fund’s investment objectives, policies and restrictions under the supervision of ACGIM and the Board of Directors. ACGIM pays all costs associated with retaining ACIM as the subadvisor of the fund.

Distribution Fees — The Board of Directors has adopted the Master Distribution Plan for Class II and a separate Master Distribution Plan for Class IV (collectively, the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that Class II and Class IV will each pay American Century Investment Services, Inc. (ACIS) an annual distribution fee equal to 0.25%. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of the classes including, but not limited to, payments to brokers, dealers and financial institutions that have entered into sales agreements with respect to shares of the fund. Fees incurred under the plan during the six months ended June 30, 2009, are detailed in the Statement of Operations.

Acquired Fund Fees and Expenses — The fund may invest in mutual funds, exchange traded funds, and business development companies (the acquired funds). The fund will indirectly realize its pro rata share of the fees and expenses of the acquired funds in which it invests. These indirect fees and expenses are not paid out of the fund’s assets but are reflected in the return realized by the fund on its investment in the acquired funds.

Related Parties — Certain officers and directors of the corporation are also officers and/ or directors, and, as a group, controlling stockholders of American Century Companies, Inc. (ACC), the parent of the corporation’s investment advisor, ACGIM, the corporation’s subadvisor, ACIM, the distributor of the corporation, ACIS, and the corporation’s transfer agent, American Century Services, LLC.

The fund is eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund has a Mutual Funds Services Agreement with J.P. Morgan Investor Services Co. (JPMIS) and a securities lending agreement with JPMorgan Chase Bank (JPMCB). JPMCB is a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

3. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the six months ended June 30, 2009, were $204,076,303 and $270,877,088, respectively.

As of June 30, 2009, the composition of unrealized appreciation and depreciation of investment securities based on the aggregate cost of investments for federal income tax purposes was as follows:

Federal tax cost of investments	$377,676,009
Gross tax appreciation of investments	$ 53,755,120
Gross tax depreciation of investments	(22,035,609)
Net tax appreciation (depreciation) of investments	$ 31,719,511

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

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4. Capital Share Transactions

	Six months ended June 30, 2009		Year ended December 31, 2008
	Shares	Amount	Shares	Amount
Class I/Shares Authorized	300,000,000		300,000,000
Sold	2,002,904	$ 11,127,462	8,854,885	$ 80,255,338
Issued in reinvestment of distributions	1,396,297	6,562,603	5,803,799	56,528,998
Redeemed	(12,179,435)	(66,791,042)	(21,541,269)	(196,014,404)
	(8,780,234)	(49,100,977)	(6,882,585)	(59,230,068)
Class II/Shares Authorized	100,000,000		50,000,000
Sold	255,259	1,392,054	1,310,118	11,446,827
Issued in reinvestment of distributions	316,635	1,485,016	1,429,962	13,913,528
Redeemed	(1,847,697)	(9,885,911)	(4,805,106)	(41,221,219)
	(1,275,803)	(7,008,841)	(2,065,026)	(15,860,864)
Class III/Shares Authorized	50,000,000		50,000,000
Sold	256,918	1,424,176	612,824	5,291,757
Issued in reinvestment of distributions	255,708	1,201,826	1,063,501	10,358,497
Redeemed	(1,145,816)	(6,139,474)	(2,846,327)	(24,363,966)(1)
	(633,190)	(3,513,472)	(1,170,002)	(8,713,712)
Class IV/Shares Authorized	50,000,000		50,000,000
Sold	86,196	503,150	440,677	4,345,289
Issued in reinvestment of distributions	45,787	215,200	204,398	1,990,833
Redeemed	(258,279)	(1,383,794)	(779,215)	(6,627,333)(2)
	(126,296)	(665,444)	(134,140)	(291,211)
Net increase (decrease)	(10,815,523)	$(60,288,734)	(10,251,753)	$(84,095,855)
(1) Net of redemption fees of $13,402.
(2) Net of redemption fees of $7,526.

5. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

• Level 1 valuation inputs consist of actual quoted prices in an active market for identical securities;

• Level 2 valuation inputs consist of significant direct or indirect observable market data (including quoted prices for similar securities, evaluation of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

• Level 3 valuation inputs consist of significant unobservable inputs (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not an indication of the risks associated with investing in these securities or other financial instruments.

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The following is a summary of the valuation inputs used to determine the fair value of the fund’s securities as of June 30, 2009:

	Level 1	Level 2	Level 3
Investment Securities
Common Stocks	$41,296,749	$365,722,517	—
Temporary Cash Investments	76,254	2,300,000	—
Total Value of
Investment Securities	$41,373,003	$368,022,517	—

6. Interfund Lending

The fund, along with certain other funds in the American Century Investments family of funds, may participate in an interfund lending program, pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC). This program provides an alternative credit facility allowing the fund to borrow from or lend to other funds in the American Century Investments family of funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. The interfund loan rate earned/paid on interfund lending transactions is determined daily based on the average of certain current market rates. Interfund lending transactions normally extend only overnight, but can have a maximum duration of seven days. The program is subject to annual approval by the Board of Directors. During the six months ended June 30, 2009, the fund did not utilize the program.

7. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include, but are not limited to, those resulting from future adverse political, social, and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

8. Recently Issued Accounting Standards

In March 2008, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities — an amendment of FASB Statement No. 133” (FAS 161). FAS 161 is effective for interim periods beginning after November 15, 2008 and has been adopted by the fund. FAS 161 amends and expands disclosures about derivative instruments and hedging activities. FAS 161 requires qualitative disclosures about the objectives and strategies of derivative instruments, quantitative disclosures about the fair value amounts of and gains and losses on derivative instruments, and disclosures of credit-risk-related contingent features in hedging activities.

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Financial Highlights

VP International

Class I
For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
	2009(1)	2008	2007	2006	2005	2004
Per-Share Data
Net Asset Value,
Beginning of Period	$5.94	$11.86	$10.12	$8.23	$7.35	$6.43
Income From
Investment Operations
Net Investment
Income (Loss)(2)	0.07	0.13	0.11	0.05	0.09	0.04
Net Realized and
Unrealized Gain (Loss)	0.38	(5.06)	1.70	1.98	0.88	0.92
Total From
Investment Operations	0.45	(4.93)	1.81	2.03	0.97	0.96
Distributions
From Net
Investment Income	(0.13)	(0.08)	(0.07)	(0.14)	(0.09)	(0.04)
From Net
Realized Gains	—	(0.91)	—	—	—	—
Total Distributions	(0.13)	(0.99)	(0.07)	(0.14)	(0.09)	(0.04)
Net Asset Value,
End of Period	$6.26	$5.94	$11.86	$10.12	$8.23	$7.35

Total Return(3)	8.33%	(44.82)%	18.06%	25.03%	13.25%	14.92%

Ratios/Supplemental Data
Ratio of Operating
Expenses to Average
Net Assets	1.36%(4)	1.24%	1.20%	1.23%	1.23%	1.27%
Ratio of Net Investment
Income (Loss) to Average
Net Assets	2.36%(4)	1.45%	1.00%	0.57%	1.15%	0.59%
Portfolio Turnover Rate	51%	116%	101%	98%	97%	120%
Net Assets, End of Period
(in thousands)	$272,612	$310,899	$702,517	$620,235	$558,013	$537,982

(1)	Six months ended June 30, 2009 (unaudited).
(2)	Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4)	Annualized
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VP International

Class II
For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
	2009(1)	2008	2007	2006	2005	2004
Per-Share Data
Net Asset Value,
Beginning of Period	$5.93	$11.84	$10.10	$8.22	$7.34	$6.42
Income From
Investment Operations
Net Investment
Income (Loss)(2)	0.06	0.11	0.09	0.04	0.07	0.02
Net Realized and
Unrealized Gain (Loss)	0.38	(5.05)	1.71	1.97	0.88	0.93
Total From
Investment Operations	0.44	(4.94)	1.80	2.01	0.95	0.95
Distributions
From Net
Investment Income	(0.12)	(0.06)	(0.06)	(0.13)	(0.07)	(0.03)
From Net
Realized Gains	—	(0.91)	—	—	—	—
Total Distributions	(0.12)	(0.97)	(0.06)	(0.13)	(0.07)	(0.03)
Net Asset Value,
End of Period	$6.25	$5.93	$11.84	$10.10	$8.22	$7.34

Total Return(3)	8.19%	(44.90)%	17.92%	24.74%	13.11%	14.77%

Ratios/Supplemental Data
Ratio of Operating
Expenses to Average
Net Assets	1.51%(4)	1.39%	1.35%	1.38%	1.38%	1.42%
Ratio of Net Investment
Income (Loss) to Average
Net Assets	2.21%(4)	1.30%	0.85%	0.42%	1.00%	0.44%
Portfolio Turnover Rate	51%	116%	101%	98%	97%	120%
Net Assets, End of Period
(in thousands)	$71,998	$75,869	$175,972	$160,914	$123,337	$81,773

(1)	Six months ended June 30, 2009 (unaudited).
(2)	Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4)	Annualized
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VP International

Class III
For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
	2009(1)	2008	2007	2006	2005	2004
Per-Share Data
Net Asset Value,
Beginning of Period	$5.94	$11.86	$10.12	$8.23	$7.36	$6.43
Income From
Investment Operations
Net Investment
Income (Loss)(2)	0.07	0.13	0.11	0.05	0.09	0.04
Net Realized and
Unrealized Gain (Loss)	0.38	(5.06)	1.70	1.98	0.87	0.93
Total From
Investment Operations	0.45	(4.93)	1.81	2.03	0.96	0.97
Distributions
From Net
Investment Income	(0.13)	(0.08)	(0.07)	(0.14)	(0.09)	(0.04)
From Net
Realized Gains	—	(0.91)	—	—	—	—
Total Distributions	(0.13)	(0.99)	(0.07)	(0.14)	(0.09)	(0.04)
Net Asset Value,
End of Period	$6.26	$5.94	$11.86	$10.12	$8.23	$7.36

Total Return(3)	8.33%	(44.82)%	18.06%	25.03%	13.10%	15.08%

Ratios/Supplemental Data
Ratio of Operating
Expenses to Average
Net Assets	1.36%(4)	1.24%	1.20%	1.23%	1.23%	1.27%
Ratio of Net Investment
Income (Loss) to Average
Net Assets	2.36%(4)	1.45%	1.00%	0.57%	1.15%	0.59%
Portfolio Turnover Rate	51%	116%	101%	98%	97%	120%
Net Assets, End of Period
(in thousands)	$56,476	$57,369	$128,447	$121,320	$107,098	$96,358

(1)	Six months ended June 30, 2009 (unaudited).
(2)	Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4)	Annualized
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VP International

Class IV
For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
	2009(1)	2008	2007	2006	2005	2004(2)
Per-Share Data
Net Asset Value,
Beginning of Period	$5.93	$11.85	$10.10	$8.22	$7.35	$6.47
Income From
Investment Operations
Net Investment
Income (Loss)(3)	0.06	0.12	0.09	0.04	0.08	—(4)
Net Realized and
Unrealized Gain (Loss)	0.38	(5.07)	1.72	1.97	0.87	0.88
Total From
Investment Operations	0.44	(4.95)	1.81	2.01	0.95	0.88
Distributions
From Net
Investment Income	(0.12)	(0.06)	(0.06)	(0.13)	(0.08)	—
From Net
Realized Gains	—	(0.91)	—	—	—	—
Total Distributions	(0.12)	(0.97)	(0.06)	(0.13)	(0.08)	—
Net Asset Value,
End of Period	$6.25	$5.93	$11.85	$10.10	$8.22	$7.35

Total Return(5)	8.18%	(44.95)%	17.90%	24.86%	12.97%	13.60%

Ratios/Supplemental Data
Ratio of Operating
Expenses to Average
Net Assets	1.51%(6)	1.39%	1.35%	1.38%	1.38%	1.42%(6)
Ratio of Net Investment
Income (Loss) to Average
Net Assets	2.21%(6)	1.30%	0.85%	0.42%	1.00%	(0.01)%(6)
Portfolio Turnover Rate	51%	116%	101%	98%	97%	120%(7)
Net Assets, End of Period
(in thousands)	$10,672	$10,874	$23,306	$13,788	$10,420	$6,294

(1)	Six months ended June 30, 2009 (unaudited).
(2)	May 3, 2004 (commencement of sale) through December 31, 2004.
(3)	Computed using average shares outstanding throughout the period.
(4)	Per-share amount was less than $0.005.
(5)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(6)	Annualized
(7)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended December 31, 2004.
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Approval of Management Agreement

Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated and approved by a majority of a fund’s independent directors (the “Directors”) each year.  At American Century Investments, this process is referred to as the “15(c) Process.” As a part of this process, the board reviews fund performance, shareholder services, audit and compliance information, and a variety of other reports from the advisor concerning fund operations. In addition to this annual review, the board of directors oversees and evaluates on a continuous basis at its quarterly meetings the nature and quality of significant services performed by the advisor, fund performance, audit and compliance information, and a variety of other reports relating to fund operations. The board, or committees of the board, also holds special meetings as needed.

Under a Securities and Exchange Commission rule, each fund is required to disclose in its annual or semiannual report, as appropriate, the material factors and conclusions that formed the basis for the board’s approval or renewal of any advisory agreements within the fund’s most recently completed fiscal half-year period.

Annual Contract Review Process

As part of the annual 15(c) Process undertaken during the most recent fiscal half-year period, the Directors reviewed extensive data and information compiled by the advisor and certain independent providers of evaluative data (the “15(c) Providers”) concerning the VP International Fund (the “Fund”) and the services provided to the Fund under the management agreement. The information considered and the discussions held at the meetings included, but were not limited to:

• the nature, extent and quality of investment management, shareholder services and other services provided to the Fund;

• the wide range of programs and services the advisor provides to the Fund and their shareholders on a routine and non-routine basis;

• the compliance policies, procedures, and regulatory experience of the advisor;

• data comparing the cost of owning the Fund to the cost of owning a similar fund;

• data comparing the Fund’s performance to appropriate benchmarks and/ or a peer group of other mutual funds with similar investment objectives and strategies;

• financial data showing the profitability of the Fund to the advisor and the overall profitability of the advisor;

• data comparing services provided and charges to other investment management clients of the advisor; and

26

• consideration of collateral benefits derived by the advisor from the management of the Fund and any potential economies of scale relating thereto.

In keeping with its practice, the Fund’s board of directors held two in-person meetings and one telephonic meeting to review and discuss the information provided. The board also had the benefit of the advice of its independent counsel throughout the period.

Factors Considered

The Directors considered all of the information provided by the advisor, the 15(c) Providers, and the board’s independent counsel, and evaluated such information for each fund for which the board has responsibility. In connection with their review of the Fund, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management and subadvisory agreements under the terms ultimately determined by the board to be appropriate, the Directors’ decision was based on the following factors.

Nature, Extent and Quality of Services — Generally. Under the management agreement, the advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The board noted that under the management agreement, the advisor provides or arranges at its own expense a wide variety of services including:

• Fund construction and design

• portfolio security selection

• initial capitalization/funding

• securities trading

• Fund administration

• custody of Fund assets

• daily valuation of the Fund’s portfolio

• shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping and communications

• legal services

• regulatory and portfolio compliance

• financial reporting

• marketing and distribution

27

The Directors noted that many of the services provided by the advisor have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry and the changing regulatory environment. They discussed with the advisor the challenges presented by these changes and the impact on the Fund. In performing their evaluation, the Directors considered information received in connection with the annual review, as well as information provided on an ongoing basis at their regularly scheduled board and committee meetings.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments, and liquidity. In evaluating investment performance, the board expects the advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. At each quarterly meeting the Directors review investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of funds managed similarly to the Fund. The Directors also review detailed performance information during the 15(c) Process comparing the Fund’s performance with that of similar funds not managed by the advisor. If performance concerns are identified, the Directors discuss with the advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance for both the one- and three-year periods was above the median for its peer group.

Shareholder and Other Services. The advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Directors review reports and evaluations of such services at their regular quarterly meetings, including the annual meeting concerning contract review, and reports to the board. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the advisor.

Costs of Services Provided and Profitability. The advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the advisor the methodology

28

used to prepare this financial information. This financial information regarding the advisor is considered in order to evaluate the advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The board concluded that the advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Directors generally consider the advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Directors review information provided by the advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Directors concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The analysis of economies of scale is further complicated by the additional services and content provided by the advisor and its reinvestment in its ability to provide and expand those services. Accordingly, the Directors seek to evaluate economies of scale by reviewing other information, such as year-over-year profitability of the advisor generally, the profitability of its management of the Fund specifically, the expenses incurred by the advisor in providing various functions to the Fund, and the fees of competitive funds not managed by the advisor. The Directors believe the advisor is appropriately sharing economies of scale through its competitive fee structure, fee breakpoints as the Fund increases in size, and through reinvestment in its business to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The Fund pays the advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent directors (including their independent legal counsel). Under the unified fee structure, the advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, record-keeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Directors’ analysis of fee levels involves reviewing certain evaluative data compiled by a 15(c) Provider comparing the Fund’s unified fee to the total expense ratio of other funds in the Fund’s peer group and performing a regression analysis to evaluate the effect of fee breakpoints as assets under management increase. The unified fee charged to shareholders of the Fund

29

was above the median of the total expense ratios of its peer group. In addition, the Directors also reviewed updated fee level data provided by the advisor, but recognized that comparative data was particularly difficult to evaluate given the significant market developments during the past year. The board indicated that it would continue to monitor the expense ratio of the Fund, but concluded that the management fee paid by the Fund to the advisor was reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Directors also requested and received information from the advisor concerning the nature of the services, fees, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Directors analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral Benefits Derived by the Advisor. The Directors considered the existence of collateral benefits the advisor may receive as a result of its relationship with the Fund. They concluded that the advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Directors noted that the advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit fund shareholders. The Directors also determined that the advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Directors concluded, however, that the assets of those other clients are not material to the analysis and, in any event, are included with the assets of the Fund to determine breakpoints in the Fund’s fee schedule, provided they are managed using the same investment team and strategy.

Conclusions of the Directors

As a result of this process, the board, including all of the independent directors, in the absence of particular circumstances and assisted by the advice of legal counsel that is independent of the advisor, taking into account all of the factors discussed above and the information provided by the advisor concluded that the investment management agreement between the Fund and the advisor is fair and reasonable in light of the services provided and should be renewed.

30

Additional Information

Proxy Voting Guidelines

American Century Global Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-378-9878. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.  The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at ipro.americancentury.com (for Investment Professionals) and, upon request, by calling 1-800-378-9878.

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Index Definitions

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

Morgan Stanley Capital International (MSCI) has developed several indices that measure the performance of foreign stock markets.

The MSCI EAFE (Europe, Australasia, Far East) Index is designed to measure developed market equity performance, excluding the U.S. and Canada.

The MSCI EAFE Growth Index is a capitalization-weighted index that monitors the performance of growth stocks from Europe, Australasia, and the Far East.

The MSCI EAFE Value Index is a capitalization-weighted index that monitors the performance of value stocks from Europe, Australasia, and the Far East.

The MSCI EM (Emerging Markets) Index represents the performance of stocks in global emerging market countries.

The MSCI Europe Index is designed to measure equity market performance in Europe.

The MSCI Japan Index is designed to measure equity market performance in Japan.

The MSCI World Free Index represents the performance of stocks in developed countries (including the United States) that are available for purchase by global investors.

32

Contact Us
americancentury.com
Automated Information Line	1-800-345-8765
Investment Professional Service Representatives	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113
American Century Variable Portfolios, Inc.
Investment Advisor:
American Century Global Investment Management, Inc.
New York, New York

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor

©2009 American Century Proprietary Holdings, Inc. All rights reserved.

0908
CL-SAN-66142

Semiannual Report
June 30, 2009

American Century Variable Portfolios

VP Large Company Value Fund

Market Perspective	2
U.S. Stock Index Returns	2

VP Large Company Value

Performance	3
Portfolio Commentary	5
Top Ten Holdings	7
Top Five Industries	7
Types of Investments in Portfolio	7

Shareholder Fee Example	8

Financial Statements

Schedule of Investments	9
Statement of Assets and Liabilities	12
Statement of Operations	13
Statement of Changes in Net Assets	14
Notes to Financial Statements	15
Financial Highlights	20

Other Information

Approval of Management Agreement	22
Additional Information	27
Index Definitions	28

The opinions expressed in the Market Perspective and the Portfolio Commentary reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century Investments or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Market Perspective

By Enrique Chang, Chief Investment Officer, American Century Investments

Stocks Bounced Back from Rough 2008

The U.S. stock market endured significant volatility during the first half of 2009, but finished the period with positive returns (see the table below). The market’s advance was driven by a dramatic shift in market sentiment as extreme pessimism regarding the economy and financial sector gave way to renewed optimism.

Stocks began the year on a downward trajectory as economic conditions continued to deteriorate. The U.S. economy shed 3.4 million jobs during the six-month period, boosting the unemployment rate to a 26-year high of 9.5%. Retail sales fell as consumers moved to reduce debt and increase savings, while the housing market remained weak as rising foreclosures weighed on home prices. In addition, the financial sector faced growing losses and distressed balance sheets amid a lack of liquidity in the credit markets.

The stock market hit a multi-year low on March 9 and then staged a powerful rally that lasted through the end of the period. Signs of economic stabilization generated optimism about a possible recovery, and investors also grew more confident about the federal government’s actions to stimulate economic activity and restore liquidity in the credit markets. From March 9 to June 30, the broad equity indices surged by more than 35%.

For the six-month period, mid-cap stocks generated the best results, while small-cap issues lagged. Growth shares outpaced value by a substantial margin across all market capitalizations.

The Fundamental Truth

The market’s recent rally, while encouraging, was led by low-quality stocks—those with weak balance sheets, declining earnings, and poor cash flow. These stocks were the most beaten down during the market decline in late 2008 and early 2009, so they had the most to gain when market sentiment shifted abruptly.

However, a truly sustainable long-term rally must be based on improving fundamentals rather than changing perceptions, and the economic outlook remains uncertain. We will need to see substantial improvements in economic and company fundamentals in order to sustain recent gains and expand the breadth of the rally.

U.S. Stock Index Returns
For the six months ended June 30, 2009*
Russell 1000 Index (Large-Cap)	4.32%	Russell 2000 Index (Small-Cap)	2.64%
Russell 1000 Growth Index	11.53%	Russell 2000 Growth Index	11.36%
Russell 1000 Value Index	–2.87%	Russell 2000 Value Index	–5.17%
Russell Midcap Index	9.96%	*Total returns for periods less than one year are not annualized.
Russell Midcap Growth Index	16.61%
Russell Midcap Value Index	3.19%

2

Performance

VP Large Company Value

Total Returns as of June 30, 2009
			Average
			Annual Returns
	6 months(1)	1 year	Since Inception	Inception Date
Class II	-0.93%	-26.98%	-3.68%(2)	10/29/04
Russell 1000 Value Index(3)	-2.87%	-29.03%	-2.94%	—
S&P 500 Index(3)	3.16%	-26.21%	-2.32%	—
Class I	-1.00%	-26.93%	-5.05%(2)	12/1/04

(1)	Total returns for periods less than one year are not annualized.
(2)	Returns would have been lower if management fees had not been voluntarily reimbursed and/or waived.
(3)	Data provided by Lipper Inc. — A Reuters Company. © 2009 Reuters. All rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.
The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable. Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

The performance information presented does not include charges and deductions imposed by the insurance company separate account under the variable annuity or variable life insurance contracts. The inclusion of such charges could significantly lower performance. Please refer to the insurance company separate account prospectus for a discussion of the charges related to insurance contracts.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-6488.

Unless otherwise indicated, performance reflects Class II shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

3

VP Large Company Value

Growth of $10,000 Over Life of Class

One-Year Returns Over Life of Class
Periods ended June 30
	2005*	2006	2007	2008	2009
Class II	8.13%**	10.45%**	21.77%	-20.94%	-26.98%
Russell 1000 Value Index	10.49%	12.10%	21.87%	-18.78%	-29.03%
S&P 500 Index	6.72%	8.63%	20.59%	-13.12%	-26.21%
* From 10/29/04, Class II’s inception date. Not annualized.
**Returns would have been lower, along with the ending value, if management fees had not been voluntarily reimbursed and/or waived.

Total Annual Fund Operating Expenses
Class I				Class II
0.91%				1.06%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance.  Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-6488.

Unless otherwise indicated, performance reflects Class II shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

4

Portfolio Commentary
VP Large Company Value

Portfolio Managers: Chuck Ritter and Brendan Healy

Performance Summary

VP Large Company Value declined -1.00%* for the six months ended June 30, 2009. By comparison, its benchmark, the Russell 1000 Value Index, fell -2.87%, while the broader market, as measured by the S&P 500 Index, gained 3.16%. The portfolio’s returns reflect operating expenses, while the indices’ returns do not.

Stock prices were in decline at the beginning of the period as market conditions remained volatile. Growth stocks benefited most from the uncertainty, significantly outperforming value across the capitalization spectrum. However, stocks shifted direction in March as economic conditions improved and rose steadily into June, swinging the performance advantage to value stocks. In this environment, VP Large Company Value outpaced its benchmark, partly because of security selection. Investments in the financials, consumer staples, and utilities sectors were advantageous, while the portfolio’s health care stocks detracted. Foreign holdings accounted for a portion of the portfolio’s slightly negative total return during the period.

Financials Lifted Results

After suffering steep declines in 2008, financials stocks continued their slump during the first two months of 2009. Although the sector regained significant ground during the second-quarter market rally, financials were still one of the weakest-performing sectors of the period. VP Large Company Value benefited from its underweight in large commercial banks, including Wells Fargo and SunTrust Banks, and its lack of exposure to smaller regional names.

In addition, our decision to minimize exposure to real estate investment trusts (REITs) was positive for relative results. Security selection was also advantageous. The portfolio held Host Hotels & Resorts, a REIT that focuses on higher-end properties. Its share price rebounded strongly after reaching a low in March.

The insurance industry was the source of a notable detractor, Allstate Corp. The share prices of insurance companies declined during the period as the market was concerned about the capital base of some large life insurers. Ultimately, the U.S. Treasury offered billions of dollars to six major insurers, including Allstate. However, Allstate turned down the money, saying it had strong capital and liquidity positions.

Consumer Staples, Utilities Added Value

The portfolio benefited from underweight positions in the consumer staples and utilities sectors. Both are considered defensive areas in tough economic times, but as investors anticipated a recovery and the market rallied during the second quarter, these sectors gained less than others.

*All fund returns referenced in this commentary are for Class I shares. Total returns for periods less than one year are not annualized.

5

VP Large Company Value

Security selection in consumer staples also enhanced results. VP Large Company Value did not hold any household products stocks, such as Procter & Gamble. The company announced a slowdown in sales growth as consumers reined in spending, weakening the perception of it as a defensive investment in recessionary times.

Furthermore, the portfolio was overweight beverage companies, which was advantageous. It owned notable contributor, Pepsi Bottling Group. The beverage bottling and distribution giant rejected a takeover bid from Pepsi-Cola, which already owns one third of the company, in favor of its own growth plan. Pepsi Bottling has acquired a number of smaller bottlers and raised its earnings guidance for 2009.

Health Care Slowed Results

In health care, an underweight in health care providers hampered performance. The portfolio did not hold health benefits company WellPoint. Its share price rose on news Congress was less likely to authorize large subsidies for a public health insurance plan.

An investment in Abbott Laboratories dampened performance. Abbott saw a deceleration in prescription growth for Humira, its blockbuster drug for treating rheumatoid arthritis.

Outlook

We continue to be bottom-up investment managers, evaluating each company individually and building our portfolio one stock at a time. VP Large Company Value is broadly diversified, with ongoing overweight positions in the health care, consumer staples, and information technology sectors. Our valuation work contributed to our smaller relative weightings in financials, utilities, and energy stocks. We are still finding greater value opportunities among mega-cap stocks and have maintained our bias toward these firms.

6

VP Large Company Value

Top Ten Holdings as of June 30, 2009
	% of net assets	% of net assets
	as of 6/30/09	as of 12/31/08
Exxon Mobil Corp.	4.9%	5.4%
AT&T, Inc.	3.8%	4.3%
Pfizer, Inc.	3.5%	3.2%
Chevron Corp.	3.5%	4.8%
JPMorgan Chase & Co.	3.5%	3.0%
Johnson & Johnson	3.2%	3.0%
General Electric Co.	3.0%	4.2%
ConocoPhillips	2.8%	2.9%
Wells Fargo & Co.	2.6%	2.3%
Royal Dutch Shell plc ADR	2.5%	2.5%

Top Five Industries as of June 30, 2009
	% of net assets	% of net assets
	as of 6/30/09	as of 12/31/08
Oil, Gas & Consumable Fuels	15.3%	17.0%
Pharmaceuticals	12.8%	11.2%
Diversified Telecommunication Services	6.3%	7.3%
Diversified Financial Services	5.8%	6.0%
Capital Markets	3.9%	3.1%

Types of Investments in Portfolio
	% of net assets	% of net assets
	as of 6/30/09	as of 12/31/08
Common Stocks and Futures	99.1%	98.2%
Convertible Preferred Stocks	—	0.1%
Temporary Cash Investments	0.9%	1.1%
Other Assets and Liabilities	—(1)	0.6%
(1) Category is less than 0.05% of total net assets.

7

Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/ exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2009 to June 30, 2009.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*	Annualized
	1/1/09	6/30/09	1/1/09 – 6/30/09	Expense Ratio*
Actual
Class I	$1,000	$990.00	$4.49	0.91%
Class II	$1,000	$990.70	$5.23	1.06%
Hypothetical
Class I	$1,000	$1,020.28	$4.56	0.91%
Class II	$1,000	$1,019.54	$5.31	1.06%
* Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

8

Schedule of Investments

VP Large Company Value

JUNE 30, 2009 (UNAUDITED)

	Shares	Value		Shares	Value
Common Stocks — 94.7%			DIVERSIFIED TELECOMMUNICATION
			SERVICES — 6.3%
AEROSPACE & DEFENSE — 1.1%			AT&T, Inc.	8,030	$ 199,465
Northrop Grumman Corp.	1,330	$ 60,754	Embarq Corp.	330	13,880
BEVERAGES — 2.1%			Verizon Communications, Inc.	3,850	118,311
Coca-Cola Co. (The)	1,980	95,020			331,656
Pepsi Bottling Group, Inc.	410	13,875	ELECTRIC UTILITIES — 3.0%
		108,895	Exelon Corp.(2)	1,670	85,521
BIOTECHNOLOGY — 1.2%			PPL Corp.	2,160	71,193
Amgen, Inc.(1)(2)	1,170	61,940			156,714
CAPITAL MARKETS — 3.9%			ENERGY EQUIPMENT & SERVICES — 0.8%
Ameriprise Financial, Inc.	1,482	35,968	Diamond Offshore Drilling, Inc.	140	11,627
Bank of New York			National Oilwell Varco, Inc.(1)	980	32,007
Mellon Corp. (The)	1,920	56,275
Goldman Sachs Group, Inc. (The)	470	69,297			43,634
Morgan Stanley	1,490	42,480	FOOD & STAPLES RETAILING — 3.5%
		204,020	Kroger Co. (The)	1,790	39,469
CHEMICALS — 2.0%			SYSCO Corp.	1,150	25,852
E.I. du Pont de Nemours & Co.(2)	2,170	55,595	Walgreen Co.	1,780	52,332
PPG Industries, Inc.	1,110	48,729	Wal-Mart Stores, Inc.	1,340	64,910
		104,324			182,563
COMMERCIAL BANKS — 3.8%			FOOD PRODUCTS — 0.9%
PNC Financial Services Group, Inc.	570	22,122	Unilever NV New York Shares	1,960	47,393
U.S. Bancorp.	2,370	42,470	HEALTH CARE EQUIPMENT & SUPPLIES — 0.6%
Wells Fargo & Co.	5,570	135,128	Medtronic, Inc.	990	34,541
		199,720	HEALTH CARE PROVIDERS & SERVICES — 0.8%
COMMERCIAL SERVICES & SUPPLIES — 1.8%			Aetna, Inc.	470	11,774
Avery Dennison Corp.	680	17,462	Quest Diagnostics, Inc.	510	28,779
Pitney Bowes, Inc.	960	21,053			40,553
R.R. Donnelley & Sons Co.	2,110	24,518	HOTELS, RESTAURANTS & LEISURE — 0.5%
Waste Management, Inc.	1,050	29,568	Darden Restaurants, Inc.	330	10,883
			Starbucks Corp.(1)	1,330	18,474
		92,601
COMMUNICATIONS EQUIPMENT — 0.7%					29,357
Cisco Systems, Inc.(1)	2,090	38,958	HOUSEHOLD DURABLES — 0.7%
COMPUTERS & PERIPHERALS — 1.1%			Newell Rubbermaid, Inc.	3,420	35,602
			INDEPENDENT POWER PRODUCERS
Hewlett-Packard Co.	1,480	57,202	& ENERGY TRADERS — 0.7%
DIVERSIFIED CONSUMER SERVICES — 0.6%			NRG Energy, Inc.(1)	1,350	35,046
H&R Block, Inc.	1,870	32,220	INDUSTRIAL CONGLOMERATES — 3.5%
DIVERSIFIED FINANCIAL SERVICES — 5.8%			General Electric Co.	13,540	158,689
Bank of America Corp.(2)	8,980	118,536
			Tyco International Ltd.	1,060	27,539
JPMorgan Chase & Co.	5,430	185,217			186,228
		303,753

9

VP Large Company Value

	Shares	Value		Shares/
INSURANCE — 3.8%				Principal
Allstate Corp. (The)	2,460	$ 60,024		Amount	Value
Chubb Corp. (The)	600	23,928	PHARMACEUTICALS — 12.8%
Loews Corp.	860	23,564	Abbott Laboratories	1,030	$ 48,451
Torchmark Corp.	890	32,966	Eli Lilly & Co.	1,930	66,855
Travelers Cos., Inc. (The)	1,410	57,866	Johnson & Johnson	3,000	170,400
		198,348	Merck & Co., Inc.	3,260	91,150
IT SERVICES — 1.6%			Pfizer, Inc.	12,460	186,900
Fiserv, Inc.(1)(2)	590	26,963	Wyeth	2,470	112,113
					675,869
International Business Machines
Corp.(2)	540	56,387	REAL ESTATE INVESTMENT TRUSTS (REITs) — 0.6%
		83,350	Host Hotels & Resorts, Inc.	800	6,712
MACHINERY — 2.6%			Simon Property Group, Inc.	453	23,298
Dover Corp.	1,320	43,679			30,010
Ingersoll-Rand Co. Ltd., Class A(1)	2,260	47,234	SEMICONDUCTORS & SEMICONDUCTOR
			EQUIPMENT — 0.7%
Parker-Hannifin Corp.	1,020	43,819	Applied Materials, Inc.	1,050	11,519
		134,732	Intel Corp.	1,610	26,645
MEDIA — 3.8%					38,164
CBS Corp., Class B	4,320	29,895	SOFTWARE — 2.0%
Comcast Corp., Class A	2,990	43,325	Microsoft Corp.	2,570	61,089
Time Warner Cable, Inc.	660	20,902	Oracle Corp.	2,040	43,697
Time Warner, Inc.	2,490	62,723			104,786
Viacom, Inc., Class B(1)	2,020	45,854
			SPECIALTY RETAIL — 2.3%
		202,699	Best Buy Co., Inc.	390	13,061
METALS & MINING — 0.5%			Gap, Inc. (The)	1,660	27,224
Nucor Corp.	620	27,547	Home Depot, Inc. (The)	2,080	49,150
MULTILINE RETAIL — 0.6%			Staples, Inc.	1,610	32,474
Kohl’s Corp.(1)	700	29,925
					121,909
MULTI-UTILITIES — 0.4%			TEXTILES, APPAREL & LUXURY GOODS — 0.4%
PG&E Corp.	550	21,142	VF Corp.	390	21,587
OFFICE ELECTRONICS — 0.3%			TOBACCO — 1.3%
Xerox Corp.	2,590	16,783	Altria Group, Inc.	1,920	31,469
OIL, GAS & CONSUMABLE FUELS — 15.3%			Lorillard, Inc.	550	37,273
Apache Corp.	550	39,683			68,742
Chevron Corp.	2,810	186,163	TOTAL COMMON STOCKS
ConocoPhillips	3,470	145,948	(Cost $6,123,879)		4,987,288
Devon Energy Corp.	470	25,615	Temporary Cash Investments —
Exxon Mobil Corp.	3,720	260,065
Occidental Petroleum Corp.	240	15,794	Segregated For Futures Contracts — 4.4%
Royal Dutch Shell plc ADR	2,660	133,505	FHLB Discount Notes,
			0.01%, 7/1/09(3)	$200,000	200,000
		806,773	JPMorgan U.S. Treasury Plus
PAPER & FOREST PRODUCTS — 0.3%			Money Market Fund Agency Shares	28,875	28,875
International Paper Co.	1,140	17,248	TOTAL TEMPORARY CASH
			INVESTMENTS — SEGREGATED
			FOR FUTURES CONTRACTS
			(Cost $228,875)		228,875

10

VP Large Company Value

	Shares	Value
Temporary Cash Investments — 0.9%
JPMorgan U.S. Treasury Plus
Money Market Fund Agency Shares
(Cost $49,328)	49,328	$ 49,328
TOTAL INVESTMENT
SECURITIES — 100.0%
(Cost $6,402,082)		5,265,491
OTHER ASSETS AND LIABILITIES(4)		215
TOTAL NET ASSETS — 100.0%		$5,265,706

Futures Contracts
Underlying Face
	Contracts Purchased	Expiration Date	Amount at Value	Unrealized Gain (Loss)
5	S&P 500 E-Mini Futures	September 2009	$228,875	$(5,553)

Notes to Schedule of Investments
ADR = American Depositary Receipt
FHLB = Federal Home Loan Bank
(1)	Non-income producing.
(2)	Security, or a portion thereof, has been segregated for futures contracts. At the period end, the aggregate value of securities pledged was $229,000.
(3)	The rate indicated is the yield to maturity at purchase.
(4)	Category is less than 0.05% of total net assets.

See Notes to Financial Statements.

11

Statement of Assets and Liabilities

JUNE 30, 2009 (UNAUDITED)
Assets
Investment securities, at value (cost of $6,402,082)	$5,265,491
Receivable for investments sold	30,185
Receivable for capital shares sold	1,165
Dividends and interest receivable	7,040
5,303,881

Liabilities
Payable for investments purchased	31,265
Payable for capital shares redeemed	1,322
Payable for variation margin on futures contracts	1,425
Accrued management fees	3,794
Distribution fees payable	369
38,175

Net Assets	$5,265,706

Net Assets Consist of:
Capital (par value and paid-in surplus)	$ 8,933,059
Accumulated net investment loss	(2,115)
Accumulated net realized loss on investment transactions	(2,523,094)
Net unrealized depreciation on investments	(1,142,144)
$ 5,265,706

Class I, $0.01 Par Value
Net assets	$3,473,506
Shares outstanding	490,299
Net asset value per share	$7.08

Class II, $0.01 Par Value
Net assets	$1,792,200
Shares outstanding	250,046
Net asset value per share	$7.17

See Notes to Financial Statements.

12

Statement of Operations

FOR THE SIX MONTHS ENDED JUNE 30, 2009 (UNAUDITED)
Investment Income (Loss)
Income:
Dividends	$ 83,600
Interest	181
83,781

Expenses:
Management fees	21,072
Distribution fees	1,976
Directors’ fees and expenses	123
Other expenses	3
23,174

Net investment income (loss)	60,607

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(1,110,077)
Futures contract transactions	16,269
(1,093,808)

Change in net unrealized appreciation (depreciation) on:
Investments	989,380
Futures contracts	(4,544)
984,836

Net realized and unrealized gain (loss)	(108,972)

Net Increase (Decrease) in Net Assets Resulting from Operations	$ (48,365)

See Notes to Financial Statements.

13

Statement of Changes in Net Assets

SIX MONTHS ENDED JUNE 30, 2009 (UNAUDITED) AND YEAR ENDED DECEMBER 31, 2008
Increase (Decrease) in Net Assets	2009	2008
Operations
Net investment income (loss)	$ 60,607	$ 175,999
Net realized gain (loss)	(1,093,808)	(1,414,365)
Change in net unrealized appreciation (depreciation)	984,836	(2,261,497)
Net increase (decrease) in net assets resulting from operations	(48,365)	(3,499,863)

Distributions to Shareholders
From net investment income:
Class I	(163,970)	(127,810)
Class II	(74,432)	(55,386)
From net realized gains:
Class I	—	(170,114)
Class II	—	(79,252)
Decrease in net assets from distributions	(238,402)	(432,562)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	157,492	(1,066,893)

Net increase (decrease) in net assets	(129,275)	(4,999,318)

Net Assets
Beginning of period	5,394,981	10,394,299
End of period	$ 5,265,706	$ 5,394,981

Accumulated undistributed net investment income (loss)	$(2,115)	$175,680

See Notes to Financial Statements.

14

Notes to Financial Statements

JUNE 30, 2009 (UNAUDITED)

1. Organization and Summary of Significant Accounting Policies

Organization — American Century Variable Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. VP Large Company Value Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified under the 1940 Act. The fund’s investment objective is to seek long-term capital growth. The production of income is a secondary objective. The fund pursues its objective by investing in common stocks of larger companies that management believes to be undervalued at the time of purchase. The following is a summary of the fund’s significant accounting policies.

Multiple Class — The fund is authorized to issue Class I and Class II. The share classes differ principally in their respective distribution and shareholder servicing expenses and arrangements. All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Security Valuations — Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Investments in open-end management investment companies are valued at the reported net asset value. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Directors. If the fund determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security’s fair value, such security is valued as determined by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors, if such determination would materially impact a fund’s net asset value. Certain other circumstances may cause the fund to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

Security Transactions — For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

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Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2005. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with any federal or state income tax obligations, if any, are recorded as interest expense.

Distributions to Shareholders — Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of December 31, 2008, the fund had accumulated net realized capital loss carryovers for federal income tax purposes of $(1,304,735), which may be used to offset future taxable gains. The capital loss carryovers expire in 2016.

The fund has elected to treat $(48,720) of net capital losses incurred in the two-month period ended December 31, 2008, as having been incurred in the following fiscal year for federal income tax purposes.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund. The risk of material loss from such claims is considered by management to be remote.

Use of Estimates — The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Subsequent Events — Management has evaluated events or transactions that may have occurred since June 30, 2009, that would merit recognition or disclosure in the financial statements. This evaluation was completed through August 14, 2009, the date the financial statements were issued.

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2. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered “interested persons” as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the specific class of shares of the fund and paid monthly in arrears. For funds with a stepped fee schedule, the rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account each fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule for each class of the fund ranges from 0.70% to 0.90% for Class I and from 0.60% to 0.80% for Class II. The effective annual management fee for each class of the fund for the six months ended June 30, 2009, was 0.90% and 0.80% for Class I and Class II, respectively.

Distribution Fees — The Board of Directors has adopted the Master Distribution Plan (the plan) for Class II, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that Class II will pay American Century Investment Services, Inc. (ACIS) an annual distribution fee equal to 0.25%. The fee is computed and accrued daily based on the Class II daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of Class II including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. Fees incurred under the plan during the six months ended June 30, 2009, are detailed in the Statement of Operations.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc. (ACC), the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation’s transfer agent, American Century Services, LLC.

The fund is eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund has a Mutual Funds Services Agreement with J.P. Morgan Investor Services Co. (JPMIS) and a securities lending agreement with JPMorgan Chase Bank (JPMCB). JPMCB is a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

3. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the six months ended June 30, 2009, were $789,752 and $757,926, respectively.

As of June 30, 2009, the composition of unrealized appreciation and depreciation of investment securities based on the aggregate cost of investments for federal income tax purposes was as follows:

Federal tax cost of investments	$6,500,463
Gross tax appreciation of investments	$ 169,061
Gross tax depreciation of investments	(1,404,033)
Net tax appreciation (depreciation) of investments	$(1,234,972)

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

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4. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Six months ended June 30, 2009		Year ended December 31, 2008
	Shares	Amount	Shares	Amount
Class I/Shares Authorized	50,000,000		50,000,000
Sold	29,676	$ 192,385	61,366	$ 589,148
Issued in reinvestment of distributions	28,159	163,970	27,282	297,924
Redeemed	(64,598)	(430,645)	(166,747)	(1,686,164)
	(6,763)	(74,290)	(78,099)	(799,092)
Class II/Shares Authorized	50,000,000		50,000,000
Sold	92,778	608,719	146,967	1,449,508
Issued in reinvestment of distributions	12,607	74,432	12,195	134,638
Redeemed	(68,255)	(451,369)	(186,459)	(1,851,947)
	37,130	231,782	(27,297)	(267,801)
Net increase (decrease)	30,367	$ 157,492	(105,396)	$(1,066,893)

5. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

• Level 1 valuation inputs consist of actual quoted prices in an active market for identical securities;

• Level 2 valuation inputs consist of significant direct or indirect observable market data  (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); or

• Level 3 valuation inputs consist of significant unobservable inputs (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the valuation inputs used to determine the fair value of the fund’s securities and other financial instruments as of June 30, 2009:

	Level 1	Level 2	Level 3
Investment Securities
Common Stocks	$4,987,288	—	—
Temporary Cash Investments	78,203	$200,000	—
Total Value of Investment Securities	$5,065,491	$200,000	—

Other Financial Instruments
Futures Contracts	$(5,553)	—	—
Total Unrealized Gain (Loss)
on Other Financial Instruments	$(5,553)	—	—

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6. Derivative Instruments

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. During the six months ended June 30, 2009, the fund purchased futures contracts.

For the fund, the value of equity price risk derivatives as of June 30, 2009, is disclosed on the Statement of Assets and Liabilities as a liability of $1,425 in payable for variation margin on futures contracts. For the fund, for the six months ended June 30, 2009, the effect of equity price risk derivatives on the Statement of Operations was $16,269 in net realized gain (loss) on futures contract transactions and $(4,544) in change in net unrealized appreciation (depreciation) on futures contracts.

The value of derivative instruments at period end and the effect of derivatives on the Statement of Operations are indicative of the fund’s typical volume.

7. Interfund Lending

The fund, along with certain other funds in the American Century Investments family of funds, may participate in an interfund lending program, pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC). This program provides an alternative credit facility allowing the fund to borrow from or lend to other funds in the American Century Investments family of funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. The interfund loan rate earned/paid on interfund lending transactions is determined daily based on the average of certain current market rates. Interfund lending transactions normally extend only overnight, but can have a maximum duration of seven days. The program is subject to annual approval by the Board of Directors. During the six months ended June 30, 2009, the fund did not utilize the program.

8. Recently Issued Accounting Standards

In March 2008, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities — an amendment of FASB Statement No. 133” (FAS 161). FAS 161 is effective for interim periods beginning after November 15, 2008 and has been adopted by the fund. FAS 161 amends and expands disclosures about derivative instruments and hedging activities. FAS 161 requires qualitative disclosures about the objectives and strategies of derivative instruments, quantitative disclosures about the fair value amounts of and gains and losses on derivative instruments, and disclosures of credit-risk-related contingent features in hedging activities.

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Financial Highlights

VP Large Company Value

Class I
For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
	2009(1)	2008	2007	2006	2005	2004(2)
Per-Share Data
Net Asset Value,
Beginning of Period	$7.58	$12.71	$12.98	$10.85	$10.79	$10.61
Income From
Investment Operations
Net Investment
Income (Loss)(3)	0.09	0.23	0.23	0.23	0.27	0.01
Net Realized and
Unrealized Gain (Loss)	(0.24)	(4.80)	(0.39)	1.94	0.25	0.23
Total From
Investment Operations	(0.15)	(4.57)	(0.16)	2.17	0.52	0.24
Distributions
From Net
Investment Income	(0.35)	(0.24)	(0.09)	—(4)	(0.25)	(0.06)
From Net Realized Gains	—	(0.32)	(0.02)	(0.04)	(0.21)	—
Total Distributions	(0.35)	(0.56)	(0.11)	(0.04)	(0.46)	(0.06)
Net Asset Value,
End of Period	$7.08	$7.58	$12.71	$12.98	$10.85	$10.79

Total Return(5)	(1.00)%	(37.28)%	(1.27)%	19.98%	4.83%	2.29%

Ratios/Supplemental Data
Ratio of Operating
Expenses to Average
Net Assets	0.91%(6)	0.90%	0.90%	0.79%(7)	0.04%(7)	0.90%(6)
Ratio of Net Investment
Income (Loss) to Average
Net Assets	2.54%(6)	2.30%	1.77%	1.98%(7)	2.45%(7)	0.64%(6)
Portfolio Turnover Rate	16%	21%	22%	11%	37%	3%(8)
Net Assets, End of Period
(in thousands)	$3,474	$3,766	$7,312	$7,630	$1,538	$400
(1)	Six months ended June 30, 2009 (unaudited).
(2)	December 1, 2004 (commencement of sale) through December 31, 2004.
(3)	Computed using average shares outstanding throughout the period.
(4)	Per-share amount was less than $0.005.
(5)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(6) Annualized.
(7)	During the year ended December 31, 2005 and a portion of the year ended December 31, 2006, the investment advisor voluntarily agreed to reimburse and/or waive its management fee. Had fees not been reimbursed and/or waived, the annualized ratios of operating expenses to average net assets and annualized ratios of net investment income (loss) to average net assets would have been 0.90% and 1.87% for the year ended December 31, 2006 and 0.94% and 1.55% for the year ended December 31, 2005, respectively.
(8)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the period October 29, 2004 (fund inception) through
December 31, 2004.

See Notes to Financial Statements.

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VP Large Company Value

Class II
For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
	2009(1)	2008	2007	2006	2005	2004(2)
Per-Share Data
Net Asset Value,
Beginning of Period	$7.65	$12.83	$13.09	$10.97	$10.79	$10.00
Income From
Investment Operations
Net Investment
Income (Loss)(3)	0.08	0.22	0.22	0.22	0.24	0.04
Net Realized and
Unrealized Gain (Loss)	(0.23)	(4.85)	(0.39)	1.94	0.37	0.81
Total From
Investment Operations	(0.15)	(4.63)	(0.17)	2.16	0.61	0.85
Distributions
From Net
Investment Income	(0.33)	(0.23)	(0.07)	—(4)	(0.22)	(0.06)
From Net Realized Gains	—	(0.32)	(0.02)	(0.04)	(0.21)	—
Total Distributions	(0.33)	(0.55)	(0.09)	(0.04)	(0.43)	(0.06)
Net Asset Value,
End of Period	$7.17	$7.65	$12.83	$13.09	$10.97	$10.79

Total Return(5)	(0.93)%	(37.42)%	(1.35)%	19.78%	5.59%	8.52%

Ratios/Supplemental Data
Ratio of Operating
Expenses to Average
Net Assets	1.06%(6)	1.05%	1.05%	0.98%(7)	0.29%(7)	1.05%(6)
Ratio of Net Investment
Income (Loss) to Average
Net Assets	2.39%(6)	2.15%	1.62%	1.79%(7)	2.20%(7)	2.44%(6)
Portfolio Turnover Rate	16%	21%	22%	11%	37%	3%
Net Assets, End of Period
(in thousands)	$1,792	$1,629	$3,082	$2,324	$513	$1,085
(1)	Six months ended June 30, 2009 (unaudited).
(2)	October 29, 2004 (fund inception) through December 31, 2004.
(3)	Computed using average shares outstanding throughout the period.
(4)	Per-share amount was less than $0.005.
(5)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(6) Annualized.
(7)	During the year ended December 31, 2005 and a portion of the year ended December 31, 2006, the investment advisor voluntarily agreed to reimburse and/or waive its management fee. Had fees not been reimbursed and/or waived, the annualized ratios of operating expenses to average net assets and annualized ratios of net investment income (loss) to average net assets would have been 1.05% and 1.72% for the year ended December 31, 2006 and 1.09% and 1.40% for the year ended December 31, 2005, respectively.

See Notes to Financial Statements.

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Approval of Management Agreement

Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated and approved by a majority of a fund’s independent directors (the “Directors”) each year. At American Century Investments, this process is referred to as the “15(c) Process.” As a part of this process, the board reviews fund performance, shareholder services, audit and compliance information, and a variety of other reports from the advisor concerning fund operations. In addition to this annual review, the board of directors oversees and evaluates on a continuous basis at its quarterly meetings the nature and quality of significant services performed by the advisor, fund performance, audit and compliance information, and a variety of other reports relating to fund operations. The board, or committees of the board, also holds special meetings as needed.

Under a Securities and Exchange Commission rule, each fund is required to disclose in its annual or semiannual report, as appropriate, the material factors and conclusions that formed the basis for the board’s approval or renewal of any advisory agreements within the fund’s most recently completed fiscal half-year period.

Annual Contract Review Process

As part of the annual 15(c) Process undertaken during the most recent fiscal half-year period, the Directors reviewed extensive data and information compiled by the advisor and certain independent providers of evaluative data (the “15(c) Providers”) concerning the VP Large Company Value Fund (the “Fund”) and the services provided to the Fund under the management agreement. The information considered and the discussions held at the meetings included, but were not limited to:

• the nature, extent and quality of investment management, shareholder services and other services provided to the Fund;

• the wide range of programs and services the advisor provides to the Fund and their shareholders on a routine and non-routine basis;

• the compliance policies, procedures, and regulatory experience of the advisor;

• data comparing the cost of owning the Fund to the cost of owning a similar fund;

• data comparing the Fund’s performance to appropriate benchmarks and/ or a peer group of other mutual funds with similar investment objectives and strategies;

• financial data showing the profitability of the Fund to the advisor and the overall profitability of the advisor;

• data comparing services provided and charges to other investment management clients of the advisor; and

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• consideration of collateral benefits derived by the advisor from the management of the Fund and any potential economies of scale relating thereto.

In keeping with its practice, the Fund’s board of directors held two in-person meetings and one telephonic meeting to review and discuss the information provided. The board also had the benefit of the advice of its independent counsel throughout the period.

Factors Considered

The Directors considered all of the information provided by the advisor, the 15(c) Providers, and the board’s independent counsel, and evaluated such information for each fund for which the board has responsibility. In connection with their review of the Fund, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management and subadvisory agreements under terms ultimately determined by the board to be appropriate, the Directors’ decision was based on the following factors.

Nature, Extent and Quality of Services — Generally. Under the management agree ment, the advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The board noted that under the management agreement, the advisor provides or arranges at its own expense a wide variety of services including:

• Fund construction and design

• portfolio security selection

• initial capitalization/funding

• securities trading

• Fund administration

• custody of Fund assets

• daily valuation of the Fund’s portfolio

• shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping and communications

• legal services

• regulatory and portfolio compliance

• financial reporting

• marketing and distribution

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The Directors noted that many of the services provided by the advisor have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry and the changing regulatory environment. They discussed with the advisor the challenges presented by these changes and the impact on the Fund. In performing their evaluation, the Directors considered information received in connection with the annual review, as well as information provided on an ongoing basis at their regularly scheduled board and committee meetings.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments, and liquidity. In evaluating investment performance, the board expects the advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. At each quarterly meeting the Directors review investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of funds managed similarly to the Fund. The Directors also review detailed performance information during the 15(c) Process comparing the Fund’s performance with that of similar funds not managed by the advisor. If performance concerns are identified, the Directors discuss with the advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The fund’s quarter end performance fell below the median for its peer group for both the one-and three-year period during the past year. The board discussed the fund’s performance with the advisor and was satisfied with the efforts being undertaken by the advisor. The board will continue to monitor these efforts and the performance of the Fund. More detailed information about the Fund’s performance can be found in the Performance and Portfolio Commentary sections of this report.

Shareholder and Other Services. The advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Directors review reports and evaluations of such services at their regular quarterly meetings, including the annual meeting concerning contract review, and reports to the board. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not

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managed by the advisor. The Directors inquired as to the inability of the Fund to gather significant assets and discussed with the advisor its overall strategy with regard to its variable funds.

Costs of Services Provided and Profitability. The advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the advisor the methodology used to prepare this financial information. This financial information regarding the advisor is considered in order to evaluate the advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The board concluded that the advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Directors generally consider the advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Directors review information provided by the advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Directors concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The analysis of economies of scale is further complicated by the additional services and content provided by the advisor and its reinvestment in its ability to provide and expand those services. Accordingly, the Directors seek to evaluate economies of scale by reviewing other information, such as year-over-year profitability of the advisor generally, the profitability of its management of the Fund specifically, the expenses incurred by the advisor in providing various functions to the Fund, and the fees of competitive funds not managed by the advisor. The Directors believe the advisor is appropriately sharing economies of scale through its competitive fee structure, fee breakpoints as the Fund increases in size, and through reinvestment in its business to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The Fund pays the advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent directors (including their independent legal counsel). Under the unified fee structure, the advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, record-keeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee

25

cannot be increased without a vote of Fund shareholders, it shifts to the advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Directors’ analysis of fee levels involves reviewing certain evaluative data compiled by a 15(c) Provider comparing the Fund’s unified fee to the total expense ratio of other funds in the Fund’s peer group and performing a regression analysis to evaluate the effect of fee breakpoints as assets under management increase. The unified fee charged to shareholders of the Fund was above the median of the total expense ratios of its peer group. In addition, the Directors also reviewed updated fee level data provided by the advisor, but recognized that comparative data was particularly difficult to evaluate given the significant market developments during the past year. The board concluded that the management fee paid by the Fund to the advisor was reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Directors also requested and received information from the advisor concerning the nature of the services, fees, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Directors analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral Benefits Derived by the Advisor. The Directors considered the existence of collateral benefits the advisor may receive as a result of its relationship with the Fund. They concluded that the advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Directors noted that the advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit fund shareholders. The Directors also determined that the advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Directors concluded, however, that the assets of those other clients are not material to the analysis and, in any event, are included with the assets of the Fund to determine breakpoints in the Fund’s fee schedule, provided they are managed using the same investment team and strategy.

Conclusions of the Directors

As a result of this process, the board, including all of the independent directors, in the absence of particular circumstances and assisted by the advice of legal counsel that is independent of the advisor, taking into account all of the factors discussed above and the information provided by the advisor concluded that the investment management agreement between the Fund and the advisor is fair and reasonable in light of the services provided and should be renewed.

26

Additional Information

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-378-9878. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at ipro.americancentury.com (for Investment Professionals) and, upon request, by calling 1-800-378-9878.

27

Index Definitions

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The Russell 1000® Index is a market-capitalization weighted, large-cap index created by Frank Russell Company to measure the performance of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell 1000® Growth Index measures the performance of those Russell 1000 Index companies (the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell 1000® Value Index measures the performance of those Russell 1000 Index companies (the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The Russell 2000® Index is a market-capitalization weighted index created by Frank Russell Company to measure the performance of the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell 2000® Growth Index measures the performance of those Russell 2000 Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell 2000® Value Index measures the performance of those Russell 2000 Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The Russell Midcap® Index measures the performance of the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell Midcap® Growth Index measures the performance of those Russell Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell Midcap® Value Index measures the performance of those Russell Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The S&P 500 Index is a market value-weighted index of the stocks of 500 publicly traded U.S. companies chosen for market size, liquidity, and industry group representation that are considered to be leading firms in dominant industries. Each stock’s weight in the index is proportionate to its market value. Created by Standard & Poor’s, it is considered to be a broad measure of U.S. stock market performance.

28

Contact Us
americancentury.com
Automated Information Line	1-800-345-8765
Investment Professional Service Representatives	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113
American Century Variable Portfolios, Inc.
Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor

©2009 American Century Proprietary Holdings, Inc. All rights reserved.

0908
CL-SAN-66147

Semiannual Report
June 30, 2009

American Century Variable Portfolios

VP Mid Cap Value Fund

Market Perspective	2
U.S. Stock Index Returns	2

VP Mid Cap Value

Performance	3
Portfolio Commentary	5
Top Ten Holdings	7
Top Five Industries	7
Types of Investments in Portfolio	7

Shareholder Fee Example	8

Financial Statements

Schedule of Investments	9
Statement of Assets and Liabilities	12
Statement of Operations	13
Statement of Changes in Net Assets	14
Notes to Financial Statements	15
Financial Highlights	22

Other Information

Approval of Management Agreement	24
Additional Information	29
Index Definitions	30

The opinions expressed in the Market Perspective and the Portfolio Commentary reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century Investments or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Market Perspective

By Enrique Chang, Chief Investment Officer, American Century Investments

Stocks Bounced Back from Rough 2008

The U.S. stock market endured significant volatility during the first half of 2009, but finished the period with positive returns (see the table below). The market’s advance was driven by a dramatic shift in market sentiment as extreme pessimism regarding the economy and financial sector gave way to renewed optimism.

Stocks began the year on a downward trajectory as economic conditions continued to deteriorate. The U.S. economy shed 3.4 million jobs during the six-month period, boosting the unemployment rate to a 26-year high of 9.5%. Retail sales fell as consumers moved to reduce debt and increase savings, while the housing market remained weak as rising foreclosures weighed on home prices. In addition, the financial sector faced growing losses and distressed balance sheets amid a lack of liquidity in the credit markets.

The stock market hit a multi-year low on March 9 and then staged a powerful rally that lasted through the end of the period. Signs of economic stabilization generated optimism about a possible recovery, and investors also grew more confident about the federal government’s actions to stimulate economic activity and restore liquidity in the credit markets. From March 9 to June 30, the broad equity indices surged by more than 35%.

For the six-month period, mid-cap stocks generated the best results, while small-cap issues lagged. Growth shares outpaced value by a substantial margin across all market capitalizations.

The Fundamental Truth

The market’s recent rally, while encouraging, was led by low-quality stocks—those with weak balance sheets, declining earnings, and poor cash flow. These stocks were the most beaten down during the market decline in late 2008 and early 2009, so they had the most to gain when market sentiment shifted abruptly.

However, a truly sustainable long-term rally must be based on improving fundamentals rather than changing perceptions, and the economic outlook remains uncertain. We will need to see substantial improvements in economic and company fundamentals in order to sustain recent gains and expand the breadth of the rally.

U.S. Stock Index Returns
For the six months ended June 30, 2009*
Russell 1000 Index (Large-Cap)	4.32%	Russell 2000 Index (Small-Cap)	2.64%
Russell 1000 Growth Index	11.53%	Russell 2000 Growth Index	11.36%
Russell 1000 Value Index	–2.87%	Russell 2000 Value Index	–5.17%
Russell Midcap Index	9.96%	*Total returns for periods less than one year are not annualized.
Russell Midcap Growth Index	16.61%
Russell Midcap Value Index	3.19%

2

Performance

VP Mid Cap Value

Total Returns as of June 30, 2009
			Average Annual
			Returns
			Since	Inception
	6 months(1)	1 year	Inception	Date
Class II	2.88%	-14.46%	2.44%	10/29/04
Russell Midcap Value Index(2)	3.19%	-30.52%	-1.31%	—
Class I	3.00%	-14.27%	0.95%	12/1/04
(1)	Total returns for periods less than one year are not annualized.
(2)	Data provided by Lipper Inc. – A Reuters Company. © 2009 Reuters. All rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.
The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable. Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

The performance information presented does not include charges and deductions imposed by the insurance company separate account under the variable annuity or variable life insurance contracts. The inclusion of such charges could significantly lower performance. Please refer to the insurance company separate account prospectus for a discussion of the charges related to insurance contracts.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-6488.

Unless otherwise indicated, performance reflects Class II shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

3

VP Mid Cap Value

Growth of $10,000 Over Life of Class

One-Year Returns Over Life of Class
Periods ended June 30
	2005*	2006	2007	2008	2009
Class II	15.99%	11.32%	25.68%	-19.37%	-14.46%
Russell Midcap Value Index	17.01%	14.26%	22.09%	-17.09%	-30.52%
*From 10/29/04, Class II’s inception date. Not annualized

Total Annual Fund Operating Expenses
Class I			Class II
1.01%			1.16%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-6488.

Unless otherwise indicated, performance reflects Class II shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

4

Portfolio Commentary

VP Mid Cap Value

Portfolio Managers: Kevin Toney, Michael Liss, and Phil Davidson

Performance Summary

VP Mid Cap Value returned 3.00%* for the six months ended June 30, 2009. The portfolio’s benchmark, the Russell Midcap Value Index, gained 3.19%. Its returns do not include operating expenses.

Stock prices were in decline at the beginning of the period as market conditions remained volatile. However, stocks shifted direction in March and rose steadily into June. Growth stocks benefited most from the rally, significantly outperforming value across the capitalization spectrum. In this environment, VP Mid Cap Value’s performance was hampered by its focus on higher-quality businesses with sound balance sheets. Many of the gains during the rally were made by lower-quality names, not because of improved operating fundamentals, but because concerns about their debt and liquidity diminished once their access to capital markets revived. The portfolio benefited most from investments in the financials, health care, and information technology sectors. Detracting were positions in the consumer discretionary and industrials sectors.

Financials Added to Progress

VP Mid Cap Value’s underweight in financials stocks was advantageous. The portfolio held a smaller-than-the-benchmark position in real estate investment trusts (REITs). For some time, we have been concerned about this segment’s operating trends, financial leverage, access to funding, and valuation. Many REIT stocks declined as occupancy trends deteriorated and concern about financial leverage increased. Security selection was also a plus. VP Mid Cap Value owned Host Hotels & Resorts, a REIT that focuses on luxury hotel properties. Its share price rebounded strongly after reaching a low in March. In our opinion, the company’s balance sheet is more conservative than those of many of its peers.

The financials sector also supplied a key detractor, Marsh & McLennan. While this company takes minimal balance sheet risk and has improved the operating margins of its insurance brokerage, its consulting businesses are lagging, primarily because of their economic sensitivity.

Health Care, Information Technology Contributed

The portfolio’s mix of health care names added to relative progress. The health care equipment segment supplied top performer, Beckman Coulter. The company, which makes biomedical laboratory instruments, issued better-than-expected guidance for 2009 and announced an attractive acquisition of the lab-based diagnostics business of Olympus Corporation.

Another contributor was long-time holding Universal Health Services, one of the nation’s largest hospital companies. Universal performed well as investors’ concerns about bad debt expense and the impact of health care reform subsided.

*All fund returns referenced in this commentary are for Class I shares. Total returns for periods less than one year are not annualized.

5

VP Mid Cap Value

The portfolio’s holdings in the information technology sector also boosted results. A top contributor was Emulex Corp., a maker of storage-networking equipment. Its share price rose dramatically on news of an unsolicited takeover bid from chipmaker, Broadcom Corp. The stock remained elevated through much of the quarter as Emulex resisted the takeover, urging shareholders to reject Broadcom’s offer on the grounds that it materially undervalued the company.

Consumer Discretionary Detracted

The consumer discretionary sector was a source of weakness. VP Mid Cap Value was underweight specialty retailers and media companies, which outperformed. Stock selection within the hotels, restaurants, and leisure industry also hampered results.

The portfolio also had minimal exposure to automobile companies. In particular, it did not own Ford Motor Co., which rose 165% during the period. Ford survived the historic downturn that claimed General Motors and Chrysler without help from the U.S. government. At times during the period, Ford was the largest position in the Russell Midcap Value Index.

Industrials Supplied Key Detractor

The industrials sector provided a notable detractor, Waste Management. Although the company’s stable business mix, attractive and sustainable dividend, and steady free cash flow supported its share price when the broader market declined, it underperformed as stocks of lower-quality companies rallied during the period. Investors also appeared concerned that weak waste volumes could derail the pricing strategy the company has implemented over the past several years.

Outlook

We continue to follow our disciplined, bottom-up process, selecting companies one at a time for the portfolio. As of June 30, 2009, we see opportunity in consumer staples and health care stocks, reflected by overweight positions in these sectors relative to the benchmark. Our fundamental analysis and valuation work have led to smaller relative weightings in financials, energy, and consumer discretionary stocks.

6

VP Mid Cap Value

Top Ten Holdings as of June 30, 2009
	% of net assets	% of net assets
	as of 6/30/09	as of 12/31/08
Kimberly-Clark Corp.	2.6%	2.6%
Wisconsin Energy Corp.	2.6%	2.0%
Marsh & McLennan Cos., Inc.	2.6%	3.3%
Aon Corp.	2.0%	1.5%
Southwest Gas Corp.	1.9%	1.1%
IDACORP, Inc.	1.7%	1.6%
People’s United Financial, Inc.	1.7%	1.1%
Campbell Soup Co.	1.5%	1.4%
Waste Management, Inc.	1.5%	1.8%
EQT Corp.(1)	1.4%	2.1%
(1) Formerly Equitable Resources, Inc.

Top Five Industries as of June 30, 2009
	% of net assets	% of net assets
	as of 6/30/09	as of 12/31/08
Insurance	7.4%	10.2%
Electric Utilities	5.1%	5.7%
Commercial Services & Supplies	5.0%	4.6%
Food Products	5.0%	6.4%
Multi-Utilities	3.5%	5.1%

Types of Investments in Portfolio
	% of net assets	% of net assets
	as of 6/30/09	as of 12/31/08
Common Stocks	75.8%	98.1%
Temporary Cash Investments	1.5%	1.2%
Other Assets and Liabilities(2)	22.7%	0.7%
(2) Category includes amounts related to common stock securities sold but not settled as of the period end.

7

Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/ exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2009 to June 30, 2009.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*	Annualized
	1/1/09	6/30/09	1/1/09 – 6/30/09	Expense Ratio*
Actual
Class I	$1,000	$1,030.00	$5.08	1.01%
Class II	$1,000	$1,028.80	$5.84	1.16%
Hypothetical
Class I	$1,000	$1,019.79	$5.06	1.01%
Class II	$1,000	$1,019.04	$5.81	1.16%
*Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

8

Schedule of Investments

VP Mid Cap Value

JUNE 30, 2009 (UNAUDITED)

	Shares	Value		Shares	Value
Common Stocks — 75.8%			DISTRIBUTORS — 1.2%
AEROSPACE & DEFENSE — 0.6%			Genuine Parts Co.	106,063	$ 3,559,474
DigitalGlobe, Inc.(1)	40,061	$ 769,171	DIVERSIFIED — 0.8%
			iShares Russell Midcap
Northrop Grumman Corp.	22,213	1,014,690	Value Index Fund	77,960	2,257,722
		1,783,861	DIVERSIFIED FINANCIAL SERVICES — 0.5%
AIRLINES — 1.2%			McGraw-Hill Cos., Inc. (The)	44,810	1,349,229
Southwest Airlines Co.	511,303	3,441,069	DIVERSIFIED TELECOMMUNICATION
BEVERAGES — 0.8%			SERVICES — 1.2%
Coca-Cola Enterprises, Inc.	76,093	1,266,948	BCE, Inc.	31,054	640,757
Pepsi Bottling Group, Inc.	30,421	1,029,447	Embarq Corp.	39,720	1,670,623
		2,296,395	Iowa Telecommunications
CAPITAL MARKETS — 3.2%			Services, Inc.	102,675	1,284,464
AllianceBernstein Holding LP	67,179	1,349,626			3,595,844
Ameriprise Financial, Inc.	141,481	3,433,744	ELECTRIC UTILITIES — 5.1%
Invesco Ltd.	65,888	1,174,124	American Electric
Legg Mason, Inc.	46,939	1,144,373	Power Co., Inc.	66,590	1,923,785
Northern Trust Corp.	42,416	2,276,891	Great Plains Energy, Inc.	42,601	662,446
		9,378,758	IDACORP, Inc.	196,625	5,139,777
CHEMICALS — 1.3%			Northeast Utilities	53,747	1,199,096
International Flavors &			Portland General
			Electric Co.(2)	141,669	2,759,712
Fragrances, Inc.	68,969	2,256,666
Minerals Technologies, Inc.	33,166	1,194,639	Westar Energy, Inc.	186,639	3,503,214
Olin Corp.	39,350	467,872			15,188,030
		3,919,177	ELECTRICAL EQUIPMENT — 0.6%
COMMERCIAL BANKS — 1.5%			Hubbell, Inc., Class B	57,349	1,838,609
Associated Banc-Corp.	88,049	1,100,612	ELECTRONIC EQUIPMENT, INSTRUMENTS
			& COMPONENTS — 1.9%
Commerce Bancshares, Inc.	106,661	3,395,020	AVX Corp.	151,905	1,508,417
		4,495,632
			Littelfuse, Inc.(1)	59,933	1,196,263
COMMERCIAL SERVICES & SUPPLIES — 5.0%
			Molex, Inc.	179,521	2,791,551
IESI-BFC Ltd.	250,553	2,918,942
					5,496,231
IESI-BFC Ltd. (Toronto)	53,438	615,629
			ENERGY EQUIPMENT & SERVICES — 0.8%
Pitney Bowes, Inc.	108,290	2,374,800
			Cameron
Republic Services, Inc.	166,929	4,074,737	International Corp.(1)	81,850	2,316,355
Waste Connections, Inc.(1)	17,940	464,825	FOOD & STAPLES RETAILING — 0.9%
Waste Management, Inc.	159,435	4,489,690	Costco Wholesale Corp.	56,750	2,593,475
		14,938,623	FOOD PRODUCTS — 5.0%
COMPUTERS & PERIPHERALS — 1.1%			Campbell Soup Co.	152,721	4,493,052
Diebold, Inc.	75,569	1,991,999	ConAgra Foods, Inc.	178,268	3,397,788
QLogic Corp.(1)	90,600	1,148,808	General Mills, Inc.	21,210	1,188,184
		3,140,807	H.J. Heinz Co.	101,530	3,624,621
CONSTRUCTION MATERIALS — 0.2%			Hershey Co. (The)	18,761	675,396
Vulcan Materials Co.	14,675	632,493	Kellogg Co.	27,744	1,292,038
CONTAINERS & PACKAGING — 0.7%					14,671,079
Bemis Co., Inc.	85,585	2,156,742

9

VP Mid Cap Value

	Shares	Value		Shares	Value
GAS UTILITIES — 2.7%			LEISURE EQUIPMENT & PRODUCTS — 1.1%
AGL Resources, Inc.	64,191	$ 2,041,274	Hasbro, Inc.	18,500	$ 448,440
Southwest Gas Corp.	259,245	5,757,831	Mattel, Inc.	175,560	2,817,738
WGL Holdings, Inc.	7,029	225,069			3,266,178
		8,024,174	MACHINERY — 2.0%
HEALTH CARE EQUIPMENT & SUPPLIES — 3.5%			Altra Holdings, Inc.(1)	399,387	2,991,409
Beckman Coulter, Inc.(2)	69,947	3,996,772	Dover Corp.	29,913	989,821
Boston Scientific Corp.(1)	61,661	625,243	Kaydon Corp.	59,997	1,953,502
Covidien plc	18,770	702,749			5,934,732
STERIS Corp.	23,580	614,966	METALS & MINING — 0.8%
Symmetry Medical, Inc.(1)	210,532	1,962,158	Newmont Mining Corp.	58,861	2,405,649
Zimmer Holdings, Inc.(1)	59,829	2,548,715	MULTI-UTILITIES — 3.5%
		10,450,603	Wisconsin Energy Corp.	187,088	7,616,352
HEALTH CARE PROVIDERS & SERVICES — 1.6%			Xcel Energy, Inc.	155,285	2,858,797
Cardinal Health, Inc.	58,130	1,775,872			10,475,149
LifePoint Hospitals, Inc.(1)	29,033	762,116	OIL, GAS & CONSUMABLE FUELS — 3.2%
Patterson Cos., Inc.(1)	78,200	1,696,940	Apache Corp.	31,198	2,250,936
Universal Health Services,			EOG Resources, Inc.	16,900	1,147,848
Inc., Class B	13,218	645,699	EQT Corp.	121,534	4,242,752
		4,880,627	Noble Energy, Inc.	33,660	1,984,930
HEALTH CARE TECHNOLOGY — 0.6%					9,626,466
IMS Health, Inc.	137,909	1,751,444	PAPER & FOREST PRODUCTS — 0.6%
HOTELS, RESTAURANTS & LEISURE — 2.1%			MeadWestvaco Corp.	38,862	637,725
International Speedway			Weyerhaeuser Co.	37,621	1,144,807
Corp., Class A(2)	140,424	3,596,259			1,782,532
Speedway Motorsports, Inc.	186,167	2,561,658	PERSONAL PRODUCTS — 0.5%
		6,157,917	Estee Lauder Cos., Inc.
HOUSEHOLD DURABLES — 0.9%			(The), Class A	43,950	1,435,847
Fortune Brands, Inc.	68,130	2,366,836	REAL ESTATE INVESTMENT TRUSTS (REITs) — 3.0%
Whirlpool Corp.	6,861	292,004	Annaly Capital
		2,658,840	Management, Inc.	14,330	216,956
HOUSEHOLD PRODUCTS — 2.8%			Boston Properties, Inc.	47,455	2,263,604
Clorox Co.	11,686	652,429	Cypress Sharpridge
			Investments, Inc.(1)	22,168	263,799
Kimberly-Clark Corp.(2)	147,107	7,712,820
			Government Properties
		8,365,249	Income Trust(1)	122,947	2,524,102
INSURANCE — 7.4%			Host Hotels & Resorts, Inc.	196,977	1,652,637
Aon Corp.	160,100	6,062,987	Public Storage	21,217	1,389,289
Chubb Corp.	100,348	4,001,878	Rayonier, Inc.	12,791	464,953
HCC Insurance					8,775,340
Holdings, Inc.	50,856	1,221,053	SEMICONDUCTORS & SEMICONDUCTOR
Marsh & McLennan			EQUIPMENT — 1.4%
Cos., Inc.	375,497	7,558,755	Applied Materials, Inc.	144,380	1,583,849
Transatlantic Holdings, Inc.	19,734	855,074	KLA-Tencor Corp.	51,120	1,290,780
Travelers Cos., Inc. (The)	51,050	2,095,092
			Teradyne, Inc.(1)	202,136	1,386,653
		21,794,839
IT SERVICES — 0.1%					4,261,282
Accenture Ltd., Class A	8,830	295,452

10

VP Mid Cap Value

	Shares	Value		Principal
SOFTWARE — 0.4%				Amount/
Synopsys, Inc.(1)	57,895	$ 1,129,531		Shares	Value
SPECIALTY RETAIL — 1.9%			Temporary Cash Investments –
Lowe’s Cos., Inc.	185,230	3,595,314	Segregated For Futures Contracts — 1.5%
PetSmart, Inc.	90,280	1,937,409	FHLB Discount Notes,
		5,532,723	0.01%, 7/1/09(3)	$ 4,200,000	$ 4,200,000
THRIFTS & MORTGAGE FINANCE — 2.1%			JPMorgan U.S. Treasury
			Plus Money Market Fund
People’s United			Agency Shares	154,462	154,462
Financial, Inc.(2)	331,137	4,980,300
			TOTAL TEMPORARY CASH
Washington Federal, Inc.	100,596	1,307,748	INVESTMENTS – SEGREGATED FOR
		6,288,048	FUTURES CONTRACTS
TOTAL COMMON STOCKS			(Cost $4,354,462)		4,354,462
(Cost $207,778,506)		224,342,227	TOTAL INVESTMENT
			SECURITIES — 77.3%
			(Cost $212,132,968)		228,696,689
			OTHER ASSETS
			AND LIABILITIES — 22.7%(4)		67,312,815
			TOTAL NET ASSETS — 100.0%		$296,009,504

Futures Contracts
Underlying Face
Contracts Purchased	Expiration Date	Amount at Value	Unrealized Gain (Loss)
1,520 S&P 500 E-Mini Futures	September 2009	$69,578,000	$(548,249)

Forward Foreign Currency Exchange Contracts
Contracts to Sell	Settlement Date	Value	Unrealized Gain (Loss)
5,205,172 CAD for USD	7/31/09	$4,475,437	$44,472
(Value on Settlement Date $4,519,909)

Notes to Schedule of Investments
CAD = Canadian Dollar
FHLB = Federal Home Loan Bank
USD = United States Dollar
(1) Non-income producing.
(2)	Security, or a portion thereof, has been segregated for futures contracts. At the period end, the aggregate value of securities pledged was $69,578,000.
(3)	The rate indicated is the yield to maturity at purchase.
(4)	Category includes amounts related to common stock securities sold but not settled as of the period end.

See Notes to Financial Statements.

11

Statement of Assets and Liabilities

JUNE 30, 2009 (UNAUDITED)
Assets
Investment securities, at value (cost of $212,132,968)	$228,696,689
Receivable for investments sold	70,574,923
Receivable for capital shares sold	314,124
Receivable for forward foreign currency exchange contracts	44,472
Dividends and interest receivable	825,051
300,455,259

Liabilities
Payable for investments purchased	3,359,234
Payable for capital shares redeemed	262,412
Payable for variation margin on futures contracts	548,249
Accrued management fees	221,257
Distribution fees payable	54,603
4,445,755

Net Assets	$296,009,504

Net Assets Consist of:
Capital (par value and paid-in surplus)	$420,513,175
Undistributed net investment income	351,048
Accumulated net realized loss on investment and foreign currency transactions	(140,913,676)
Net unrealized appreciation on investments and translation of assets
and liabilities in foreign currencies	16,058,957
$296,009,504

Class I, $0.01 Par Value
Net assets	$29,621,612
Shares outstanding	3,060,918
Net asset value per share	$9.68

Class II, $0.01 Par Value
Net assets	$266,387,892
Shares outstanding	27,510,078
Net asset value per share	$9.68

See Notes to Financial Statements.

12

Statement of Operations

FOR THE SIX MONTHS ENDED JUNE 30, 2009 (UNAUDITED)
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $21,536)	$3,893,825
Interest	2,684
3,896,509

Expenses:
Management fees	1,168,898
Distribution fees	284,778
Directors’ fees and expenses	9,162
Other expenses	183
1,463,021

Net investment income (loss)	2,433,488

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(36,124,081)
Foreign currency transactions	172,718
(35,951,363)

Change in net unrealized appreciation (depreciation) on:
Investments	42,876,677
Futures contracts	(548,249)
Translation of assets and liabilities in foreign currencies	98,239
42,426,667

Net realized and unrealized gain (loss)	6,475,304

Net Increase (Decrease) in Net Assets Resulting from Operations	$8,908,792

See Notes to Financial Statements.

13

Statement of Changes in Net Assets

SIX MONTHS ENDED JUNE 30, 2009 (UNAUDITED) AND YEAR ENDED DECEMBER 31, 2008
Increase (Decrease) in Net Assets	2009	2008
Operations
Net investment income (loss)	$ 2,433,488	$ 6,125,089
Net realized gain (loss)	(35,951,363)	(85,817,982)
Change in net unrealized appreciation (depreciation)	42,426,667	(12,845,850)
Net increase (decrease) in net assets resulting from operations	8,908,792	(92,538,743)

Distributions to Shareholders
From net investment income:
Class I	(949,243)	(34,431)
Class II	(7,325,239)	(242,404)
Decrease in net assets from distributions	(8,274,482)	(276,835)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	30,620,317	2,517,196

Net increase (decrease) in net assets	31,254,627	(90,298,382)

Net Assets
Beginning of period	264,754,877	355,053,259
End of period	$296,009,504	$264,754,877

Undistributed net investment income	$351,048	$6,192,042

See Notes to Financial Statements.

14

Notes to Financial Statements

JUNE 30, 2009 (UNAUDITED)

1. Organization and Summary of Significant Accounting Policies

Organization — American Century Variable Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. VP Mid Cap Value Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified under the 1940 Act. The fund’s investment objective is to seek long-term capital growth. The production of income is a secondary objective. The fund pursues its objective by investing in stocks of mid-sized market capitalization companies that management believes to be undervalued at the time of purchase. The following is a summary of the fund’s significant accounting policies.

Multiple Class — The fund is authorized to issue Class I and Class II. The share classes differ principally in their respective distribution and shareholder servicing expenses and arrangements. All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Security Valuations — Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Investments in open-end management investment companies are valued at the reported net asset value. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Directors. If the fund determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security’s fair value, such security is valued as determined by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors, if such determination would materially impact a fund’s net asset value. Certain other circumstances may cause the fund to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

Security Transactions — For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered nontaxable distributions or capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

15

Exchange Traded Funds — The fund may invest in exchange traded funds (ETFs). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. A fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Foreign Currency Transactions — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on investment transactions and unrealized appreciation (depreciation) on investments, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The fund records the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2005. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with any federal or state income tax obligations, if any, are recorded as interest expense.

16

Distributions to Shareholders — Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of December 31, 2008, the fund had accumulated net realized capital loss carryovers for federal income tax purposes of $(55,176,588), which may be used to offset future taxable gains. Capital loss carryovers of $(1,043,462) and $(54,133,126) expire in 2015 and 2016.

The fund has elected to treat $(9,043,835) and $(90,457) of net capital and foreign currency losses, respectively, incurred in the two-month period ended December 31, 2008, as having been incurred in the following fiscal year for federal income tax purposes.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund. The risk of material loss from such claims is considered by management to be remote.

Use of Estimates — The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Subsequent Events — Management has evaluated events or transactions that may have occurred since June 30, 2009, that would merit recognition or disclosure in the financial statements. This evaluation was completed through August 14, 2009, the date the financial statements were issued.

2. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered “interested persons” as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the specific class of shares of the fund and paid monthly in arrears. The effective annual management fee for each class of the fund for the six months ended June 30, 2009, was 1.00% and 0.90% for Class I and Class II, respectively.

Distribution Fees — The Board of Directors has adopted the Master Distribution Plan (the plan) for Class II, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that Class II will pay American Century Investment Services, Inc. (ACIS) an annual distribution fee equal to 0.25%. The fee is computed and accrued daily based on the Class II daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of Class II including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. Fees incurred under the plan during the six months ended June 30, 2009, are detailed in the Statement of Operations.

17

Acquired Fund Fees and Expenses — The fund may invest in mutual funds, exchange traded funds, and business development companies (the acquired funds). The fund will indirectly realize its pro rata share of the fees and expenses of the acquired funds in which it invests. These indirect fees and expenses are not paid out of the fund’s assets but are reflected in the return realized by the fund on its investment in the acquired funds.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc. (ACC), the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation’s transfer agent, American Century Services, LLC.

The fund is eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund has a Mutual Funds Services Agreement with J.P. Morgan Investor Services Co. (JPMIS) and a securities lending agreement with JPMorgan Chase Bank (JPMCB). JPMCB is a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

3. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the six months ended June 30, 2009, were $238,579,832 and $280,753,398, respectively.

As of June 30, 2009, the composition of unrealized appreciation and depreciation of investment securities based on the aggregate cost of investments for federal income tax purposes was as follows:

Federal tax cost of investments	$245,103,767
Gross tax appreciation of investments	—
Gross tax depreciation of investments	$(16,407,078)
Net tax appreciation (depreciation) of investments	$(16,407,078)

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

4. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Six months ended June 30, 2009		Year ended December 31, 2008
	Shares	Amount	Shares	Amount
Class I/Shares Authorized	100,000,000		100,000,000
Sold	694,727	$ 6,281,209	3,004,477	$ 36,220,331
Issued in reinvestment of distributions	122,157	949,243	2,834	34,431
Redeemed	(1,111,360)	(9,652,716)	(2,746,687)	(31,589,756)
	(294,476)	(2,422,264)	260,624	4,665,006
Class II/Shares Authorized	150,000,000		100,000,000
Sold	4,160,146	37,593,450	16,001,042	191,012,072
Issued in reinvestment of distributions	938,752	7,325,239	19,951	242,404
Redeemed	(1,336,763)	(11,876,108)	(16,601,585)	(193,402,286)
	3,762,135	33,042,581	(580,592)	(2,147,810)
Net increase (decrease)	3,467,659	$30,620,317	(319,968)	$ 2,517,196

18

5. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

• Level 1 valuation inputs consist of actual quoted prices in an active market for identical securities;

• Level 2 valuation inputs consist of significant direct or indirect observable market data  (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); or

• Level 3 valuation inputs consist of significant unobservable inputs (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the valuation inputs used to determine the fair value of the fund’s securities and other financial instruments as of June 30, 2009:

	Level 1	Level 2	Level 3
Investment Securities
Common Stocks	$223,085,841	$1,256,386	—
Temporary Cash Investments	154,462	4,200,000	—
Total Value of Investment Securities	$223,240,303	$ 5,456,386	—

Other Financial Instruments
Futures Contracts	$ (548,249)	—	—
Forward Foreign Currency Exchange Contracts	—	$44,472	—
Total Unrealized Gain (Loss)
on Other Financial Instruments	$ (548,249)	$44,472	—

6. Derivative Instruments

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. During the six months ended June 30, 2009, the fund purchased futures contracts.

19

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to hedge a fund’s exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The risk of loss from non-performance by the counterparty may be reduced by the use of master netting agreements. During the six months ended June 30, 2009, the fund participated in forward foreign currency exchange contracts.

Value of Derivative Instruments as of June 30, 2009:

	Asset Derivatives		Liability Derivatives
	Location on Statement of		Location on Statement of
Type of Derivative	Assets and Liabilities	Value	Assets and Liabilities	Value
Equity Price Risk	Receivable for variation margin	—	Payable for variation margin	$548,249
	on futures contracts		on futures contracts
Foreign	Receivable for forward foreign	$44,472	Payable for forward foreign	—
Currency Risk	currency exchange contracts		currency exchange contracts
		$44,472		$548,249

Effect of Derivative Instruments on the Statement of Operations for the six months ended June 30, 2009:

			Change in Net Unrealized
	Net Realized Gain (Loss)		Appreciation (Depreciation)
	Location on		Location on
Type of Derivative	Statement of Operations		Statement of Operations
Equity Price Risk	Net realized gain (loss) on	—	Change in net unrealized	$(548,249)
	futures contract transactions		appreciation (depreciation)
			on futures contracts
Foreign	Net realized gain (loss) on	$177,455	Change in net unrealized	98,536
Currency Risk	foreign currency transactions		appreciation (depreciation)
			on translation of assets and
			liabilities in foreign currencies
		$177,455		$(449,713)

The value of derivative instruments at period end and the effect of derivatives on the Statement of Operations is indicative of the fund’s typical volume.

20

7. Interfund Lending

The fund, along with certain other funds in the American Century Investments family of funds, may participate in an interfund lending program, pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC). This program provides an alternative credit facility allowing the fund to borrow from or lend to other funds in the American Century Investments family of funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. The interfund loan rate earned/paid on interfund lending transactions is determined daily based on the average of certain current market rates. Interfund lending transactions normally extend only overnight, but can have a maximum duration of seven days. The program is subject to annual approval by the Board of Directors. During the six months ended June 30, 2009, the fund did not utilize the program.

8. Recently Issued Accounting Standards

In March 2008, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities — an amendment of FASB Statement No. 133” (FAS 161). FAS 161 is effective for interim periods beginning after November 15, 2008 and has been adopted by the fund. FAS 161 amends and expands disclosures about derivative instruments and hedging activities. FAS 161 requires qualitative disclosures about the objectives and strategies of derivative instruments, quantitative disclosures about the fair value amounts of and gains and losses on derivative instruments, and disclosures of credit-risk-related contingent features in hedging activities.

21

Financial Highlights

VP Mid Cap Value

Class I
For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
	2009(1)	2008	2007	2006	2005	2004(2)
Per-Share Data
Net Asset Value,
Beginning of Period	$9.78	$12.94	$13.49	$11.70	$11.21	$10.80
Income From
Investment Operations
Net Investment
Income (Loss)(3)	0.09	0.23	0.18	0.19	0.20	—(4)
Net Realized and
Unrealized Gain (Loss)	0.12	(3.38)	(0.48)	2.16	0.86	0.44
Total From
Investment Operations	0.21	(3.15)	(0.30)	2.35	1.06	0.44
Distributions
From Net
Investment Income	(0.31)	(0.01)	(0.10)	(0.08)	(0.10)	(0.03)
From Net
Realized Gains	—	—	(0.15)	(0.48)	(0.47)	—
Total Distributions	(0.31)	(0.01)	(0.25)	(0.56)	(0.57)	(0.03)
Net Asset Value,
End of Period	$9.68	$9.78	$12.94	$13.49	$11.70	$11.21

Total Return(5)	3.00%	(24.35)%	(2.31)%	20.30%	9.56%	4.08%

Ratios/Supplemental Data
Ratio of Operating
Expenses to Average
Net Assets	1.01%(6)	1.01%	1.00%	1.00%	1.02%	1.00%(6)
Ratio of Net Investment
Income (Loss) to Average
Net Assets	2.03%(6)	1.88%	1.33%	1.50%	1.64%	0.47%(6)
Portfolio Turnover Rate	96%	222%	195%	203%	225%	46%(7)
Net Assets, End of Period
(in thousands)	$29,622	$32,801	$40,056	$30,201	$2,493	$285
(1)	Six months ended June 30, 2009 (unaudited).
(2)	December 1, 2004 (commencement of sale) through December 31, 2004.
(3)	Computed using average shares outstanding throughout the period.
(4)	Per-share amount was less than $0.005.
(5)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(6) Annualized.
(7)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the period October 29, 2004 (fund inception) through
December 31, 2004.

See Notes to Financial Statements.

22

VP Mid Cap Value

Class II
For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
	2009(1)	2008	2007	2006	2005	2004(2)
Per-Share Data
Net Asset Value,
Beginning of Period	$9.77	$12.95	$13.49	$11.69	$11.21	$10.00
Income From
Investment Operations
Net Investment
Income (Loss)(3)	0.08	0.20	0.16	0.16	0.16	0.02
Net Realized and
Unrealized Gain (Loss)	0.13	(3.37)	(0.48)	2.18	0.87	1.22
Total From
Investment Operations	0.21	(3.17)	(0.32)	2.34	1.03	1.24
Distributions
From Net
Investment Income	(0.30)	(0.01)	(0.07)	(0.06)	(0.08)	(0.03)
From Net
Realized Gains	—	—	(0.15)	(0.48)	(0.47)	—
Total Distributions	(0.30)	(0.01)	(0.22)	(0.54)	(0.55)	(0.03)
Net Asset Value,
End of Period	$9.68	$9.77	$12.95	$13.49	$11.69	$11.21

Total Return(4)	2.88%	(24.51)%	(2.43)%	20.23%	9.31%	12.39%

Ratios/Supplemental Data
Ratio of Operating
Expenses to Average
Net Assets	1.16%(5)	1.16%	1.15%	1.15%	1.17%	1.15%(5)
Ratio of Net Investment
Income (Loss) to Average
Net Assets	1.88%(5)	1.73%	1.18%	1.35%	1.49%	0.95%(5)
Portfolio Turnover Rate	96%	222%	195%	203%	225%	46%
Net Assets, End of Period
(in thousands)	$266,388	$231,954	$314,998	$21,470	$6,249	$570
(1)	Six months ended June 30, 2009 (unaudited).
(2)	October 29, 2004 (fund inception) through December 31, 2004.
(3)	Computed using average shares outstanding throughout the period.
(4)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(5) Annualized.

See Notes to Financial Statements.

23

Approval of Management Agreement

Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated and approved by a majority of a fund’s independent directors (the “Directors”) each year. At American Century Investments, this process is referred to as the “15(c) Process.” As a part of this process, the board reviews fund performance, shareholder services, audit and compliance information, and a variety of other reports from the advisor concerning fund operations. In addition to this annual review, the board of directors oversees and evaluates on a continuous basis at its quarterly meetings the nature and quality of significant services performed by the advisor, fund performance, audit and compliance information, and a variety of other reports relating to fund operations. The board, or committees of the board, also holds special meetings as needed.

Under a Securities and Exchange Commission rule, each fund is required to disclose in its annual or semiannual report, as appropriate, the material factors and conclusions that formed the basis for the board’s approval or renewal of any advisory agreements within the fund’s most recently completed fiscal half-year period.

Annual Contract Review Process

As part of the annual 15(c) Process undertaken during the most recent fiscal half-year period, the Directors reviewed extensive data and information compiled by the advisor and certain independent providers of evaluative data (the “15(c) Providers”) concerning the VP Mid Cap Value Fund (the “Fund”) and the services provided to the Fund under the management agreement. The information considered and the discussions held at the meetings included, but were not limited to:

• the nature, extent and quality of investment management, shareholder services and other services provided to the Fund;

• the wide range of programs and services the advisor provides to the Fund and their shareholders on a routine and non-routine basis;

• the compliance policies, procedures, and regulatory experience of the advisor;

• data comparing the cost of owning the Fund to the cost of owning a similar fund;

• data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

• financial data showing the profitability of the Fund to the advisor and the overall profitability of the advisor;

• data comparing services provided and charges to other investment management clients of the advisor; and

• consideration of collateral benefits derived by the advisor from the manage-ment of the Fund and any potential economies of scale relating thereto.

24

In keeping with its practice, the Fund’s board of directors held two in-person meetings and one telephonic meeting to review and discuss the information provided. The board also had the benefit of the advice of its independent counsel throughout the period.

Factors Considered

The Directors considered all of the information provided by the advisor, the 15(c) Providers, and the board’s independent counsel, and evaluated such information for each fund for which the board has responsibility. In connection with their review of the Fund, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management and subadvisory agreements under the terms ultimately determined by the board to be appropriate, the Directors’ decision was based on the following factors.

Nature, Extent and Quality of Services - Generally. Under the management agreement, the advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The board noted that under the management agreement, the advisor provides or arranges at its own expense a wide variety of services including:

• Fund construction and design

• portfolio security selection

• initial capitalization/funding

• securities trading

• Fund administration

• custody of Fund assets

• daily valuation of the Fund’s portfolio

• shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping and communications

• legal services

• regulatory and portfolio compliance

• financial reporting

• marketing and distribution

25

The Directors noted that many of the services provided by the advisor have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry and the changing regulatory environment. They discussed with the advisor the challenges presented by these changes and the impact on the Fund. In performing their evaluation, the Directors considered information received in connection with the annual review, as well as information provided on an ongoing basis at their regularly scheduled board and committee meetings.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments, and liquidity. In evaluating investment performance, the board expects the advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. At each quarterly meeting the Directors review investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of funds managed similarly to the Fund. The Directors also review detailed performance information during the 15(c) Process comparing the Fund’s performance with that of similar funds not managed by the advisor. If performance concerns are identified, the Directors discuss with the advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance for both the one- and three-year periods was in the top decile of its peer group.

Shareholder and Other Services. The advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Directors review reports and evaluations of such services at their regular quarterly meetings, including the annual meeting concerning contract review, and reports to the board. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the advisor.

26

Costs of Services Provided and Profitability. The advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the advisor the methodology used to prepare this financial information. This financial information regarding the advisor is considered in order to evaluate the advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The board concluded that the advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Directors generally consider the advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Directors review information provided by the advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Directors concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The analysis of economies of scale is further complicated by the additional services and content provided by the advisor and its reinvestment in its ability to provide and expand those services. Accordingly, the Directors seek to evaluate economies of scale by reviewing other information, such as year-over-year profitability of the advisor generally, the profitability of its management of the Fund specifically, the expenses incurred by the advisor in providing various functions to the Fund, and the fees of competitive funds not managed by the advisor. The Directors believe the advisor is appropriately sharing economies of scale through its competitive fee structure, fee breakpoints as the Fund increases in size, and through reinvestment in its business to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The Fund pays the advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent directors (including their independent legal counsel). Under the unified fee structure, the advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, record-keeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the

27

Directors’ analysis of fee levels involves reviewing certain evaluative data compiled by a 15(c) Provider comparing the Fund’s unified fee to the total expense ratio of other funds in the Fund’s peer group and performing a regression analysis to evaluate the effect of fee breakpoints as assets under management increase. The unified fee charged to shareholders of the Fund was above the median of the total expense ratios of its peer group. In addition, the Directors also reviewed updated fee level data provided by the advisor, but recognized that comparative data was particularly difficult to evaluate given the significant market developments during the past year. The board concluded that the management fee paid by the Fund to the advisor was reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Directors also requested and received information from the advisor concerning the nature of the services, fees, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Directors analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral Benefits Derived by the Advisor. The Directors considered the existence of collateral benefits the advisor may receive as a result of its relationship with the Fund. They concluded that the advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Directors noted that the advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit fund shareholders. The Directors also determined that the advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Directors concluded, however, that the assets of those other clients are not material to the analysis and, in any event, are included with the assets of the Fund to determine breakpoints in the Fund’s fee schedule, provided they are managed using the same investment team and strategy.

Conclusions of the Directors

As a result of this process, the board, including all of the independent directors, in the absence of particular circumstances and assisted by the advice of legal counsel that is independent of the advisor, taking into account all of the factors discussed above and the information provided by the advisor concluded that the investment management agreement between the Fund and the advisor is fair and reasonable in light of the services provided and should be renewed.

28

Additional Information

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-378-9878. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at ipro.americancentury.com (for Investment Professionals) and, upon request, by calling 1-800-378-9878.

29

Index Definitions

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The Russell 1000® Index is a market-capitalization weighted, large-cap index created by Frank Russell Company to measure the performance of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell 1000® Growth Index measures the performance of those Russell 1000 Index companies (the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell 1000® Value Index measures the performance of those Russell 1000 Index companies (the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The Russell 2000® Index is a market-capitalization weighted index created by Frank Russell Company to measure the performance of the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell 2000® Growth Index measures the performance of those Russell 2000 Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell 2000® Value Index measures the performance of those Russell 2000 Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The Russell Midcap® Index measures the performance of the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell Midcap® Growth Index measures the performance of those Russell Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell Midcap® Value Index measures the performance of those Russell Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

30

Notes

31

Notes

32

Contact Us
americancentury.com
Automated Information Line	1-800-345-8765
Investment Professional Service Representatives	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113
American Century Variable Portfolios, Inc.
Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor

©2009 American Century Proprietary Holdings, Inc. All rights reserved.

0908
CL-SAN-66148

Semiannual Report
June 30, 2009

American Century Variable Portfolios

VP Ultra® Fund

Market Perspective	2
U.S. Stock Index Returns	2

VP Ultra

Performance	3
Portfolio Commentary	5
Top Ten Holdings	7
Top Five Industries	7
Types of Investments in Portfolio	7

Shareholder Fee Example	8

Financial Statements

Schedule of Investments	10
Statement of Assets and Liabilities	13
Statement of Operations	14
Statement of Changes in Net Assets	15
Notes to Financial Statements	16
Financial Highlights	23

Other Information

Approval of Management Agreement	26
Additional Information	31
Index Definitions	32

The opinions expressed in the Market Perspective and the Portfolio Commentary reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century Investments or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Market Perspective

By Enrique Chang, Chief Investment Officer, American Century Investments

Stocks Bounced Back from Rough 2008

The U.S. stock market endured significant volatility during the first half of 2009, but finished the period with positive returns (see the table below). The market’s advance was driven by a dramatic shift in market sentiment as extreme pessimism regarding the economy and financial sector gave way to renewed optimism.

Stocks began the year on a downward trajectory as economic conditions continued to deteriorate. The U.S. economy shed 3.4 million jobs during the six-month period, boosting the unemployment rate to a 26-year high of 9.5%. Retail sales fell as consumers moved to reduce debt and increase savings, while the housing market remained weak as rising foreclosures weighed on home prices. In addition, the financial sector faced growing losses and distressed balance sheets amid a lack of liquidity in the credit markets.

The stock market hit a multi-year low on March 9 and then staged a powerful rally that lasted through the end of the period. Signs of economic stabilization generated optimism about a possible recovery, and investors also grew more confident about the federal government’s actions to stimulate economic activity and restore liquidity in the credit markets. From March 9 to June 30, the broad equity indices surged by more than 35%.

For the six-month period, mid-cap stocks generated the best results, while small-cap issues lagged. Growth shares outpaced value by a substantial margin across all market capitalizations.

The Fundamental Truth

The market’s recent rally, while encouraging, was led by low-quality stocks—those with weak balance sheets, declining earnings, and poor cash flow. These stocks were the most beaten down during the market decline in late 2008 and early 2009, so they had the most to gain when market sentiment shifted abruptly.

However, a truly sustainable long-term rally must be based on improving fundamentals rather than changing perceptions, and the economic outlook remains uncertain. We will need to see substantial improvements in economic and company fundamentals in order to sustain recent gains and expand the breadth of the rally.

U.S. Stock Index Returns
For the six months ended June 30, 2009*
Russell 1000 Index (Large-Cap)	4.32%	Russell 2000 Index (Small-Cap)	2.64%
Russell 1000 Growth Index	11.53%	Russell 2000 Growth Index	11.36%
Russell 1000 Value Index	–2.87%	Russell 2000 Value Index	–5.17%
Russell Midcap Index	9.96%	*Total returns for periods less than one year are not annualized.
Russell Midcap Growth Index	16.61%
Russell Midcap Value Index	3.19%

2

Performance
VP Ultra

Total Returns as of June 30, 2009
			Average Annual Returns
				Since	Inception
	6 months(1)	1 year	5 years	Inception	Date
Class I	8.81%	-26.57%	-4.30%	-3.07%	5/1/01
Russell 1000 Growth Index(2)	11.53%	-24.50%	-1.83%	-3.18%	—
S&P 500 Index(2)	3.16%	-26.21%	-2.24%	-2.01%	—
Class II	8.92%	-26.61%	-4.44%	-2.44%	5/1/02
Class III	8.99%	-26.49%	-4.28%	-2.19%	5/13/02

(1)	Total returns for periods less than one year are not annualized.
(2)	Data provided by Lipper Inc. — A Reuters Company. © 2009 Reuters. All rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.
The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable. Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

The performance information presented does not include charges and deductions imposed by the insurance company separate account under the variable annuity or variable life insurance contracts. The inclusion of such charges could significantly lower performance. Please refer to the insurance company separate account prospectus for a discussion of the charges related to insurance contracts.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-6488.

Unless otherwise indicated, performance reflects Class I shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

3

VP Ultra

One-Year Returns Over Life of Class
Periods ended June 30
	2001*	2002	2003	2004	2005	2006	2007	2008	2009
Class I	1.20%	-17.36%	-1.74%	17.56%	1.14%	0.00%	10.15%	-1.90%	-26.57%
Russell 1000
Growth Index	-5.59%	-26.49%	2.94%	17.88%	1.68%	6.12%	19.04%	-5.96%	-24.50%
S&P 500 Index	-3.10%	-17.99%	0.25%	19.11%	6.32%	8.63%	20.59%	-13.12%	-26.21%
*From 5/1/01, Class I’s inception date. Not annualized.

Total Annual Fund Operating Expenses
	Class I		Class II			Class III
	1.01%		1.16%			1.01%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance.  Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-6488.

Unless otherwise indicated, performance reflects Class I shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

4

Portfolio Commentary
VP Ultra

Portfolio Managers: Keith Lee and Michael Li

In April 2009, portfolio manager Steve Lurito left American Century Investments to pursue another career opportunity. Keith Lee and Michael Li, who joined the VP Ultra management team in late 2008, remain co-portfolio managers for VP Ultra.

Performance Summary

VP Ultra returned 8.81%* in the first half of 2009, trailing the 11.53% return of the fund’s benchmark, the Russell 1000 Growth Index, but outpacing the 3.16% return of the broad S&P 500 Index.

The six-month period was marked by dramatic swings in market sentiment. Stocks fell significantly early in the year as increasingly fearful investors reacted to a worsening economic downturn and a deteriorating financial sector. In March, however, investors grew more optimistic as the economy showed signs of stabilization and the frozen credit markets began to thaw, leading to a sharp stock market rebound during the last half of the period.

In this environment, VP Ultra posted a solid advance and outpaced the broader equity market, but the fund lagged its benchmark index. One factor contributing to the underperformance of the benchmark was our emphasis on stocks with price momentum, which were generally out of favor during the period. In addition, our bias toward larger companies hurt relative results as the mid-cap stocks in the Russell 1000 Growth Index outperformed, especially during the recent market rally.

Health Care Detracted

Stock selection also detracted from performance compared with the Russell 1000 Growth Index, most notably in the health care sector. Stock choices among biotechnology firms and health care equipment makers were responsible for the bulk of the underperformance in this sector.

The most significant detractors among biotechnology stocks included Genzyme and Celgene. Concerns about the potential for generic competition in the biotechnology industry, which could lead to slower growth prospects, weighed on biotech stocks in general. Genzyme, which makes medications that treat rare genetic diseases, also faced a regulatory setback on one of its new products and was forced to temporarily shutter a production facility because of viral contamination. Celgene, which focuses on cancer-related drugs, reported weaker-than-expected sales for its flagship medication.

Another notable detractor in the health care sector was a missed opportunity. The portfolio did not own drug maker Schering-Plough, which rallied sharply during the six-month period thanks to a takeover offer from competitor Merck.

*All fund returns referenced in this commentary are for Class I shares. Total returns for periods less than one year are not annualized.

5

VP Ultra

Consumer Stocks Also Lagged

The portfolio’s consumer staples and consumer discretionary holdings underperformed their counterparts in the benchmark index. Stock selection among food retailers and food products makers contributed virtually all of the underperformance in the consumer staples sector. The portfolio’s biggest individual detractor was discount retailer Wal-Mart Stores, a defensive stock that held up well during the market decline in early 2009 but lagged in the market’s recent rally.

Other noteworthy decliners among the portfolio’s consumer staples holdings included grocery chain Kroger and packaged foods maker General Mills. Kroger tumbled as the company recalled several of its private-label products because of a salmonella outbreak at one of its suppliers, while General Mills fell amid rising input costs and increased consumer demand for cheaper private-label brands.

In the consumer discretionary sector, stock choices among hotels and restaurants, along with an overweight position in leisure products companies, detracted the most. Games and toys maker Hasbro reported disappointing profits as the soft economy led to a slowdown in toy sales.

Industrials Added Value

Just one sector of the portfolio contributed positively to performance versus the Russell 1000 Growth Index—industrials. Stock selection among machinery manufacturers was primarily responsible for the outperformance in this sector, led by engine maker Cummins. The company exceeded earnings expectations despite a significant slowdown in orders thanks to layoffs and effective cost reductions.

The portfolio’s top performer for the six-month period was Chinese internet company Baidu, which continued to benefit from its position as the leading search engine in China. Baidu was one of several foreign companies that contributed notably to absolute performance, along with Australian mining company BHP Billiton and Swiss industrial equipment manufacturer ABB.

Other positive contributors included investment bank Goldman Sachs Group and design software maker Adobe Systems. Goldman Sachs successfully raised capital and paid back the cash infusion it received under the federal government’s Troubled Asset Relief Program sooner than expected. Adobe Systems managed operating expenses successfully while still investing in a number of growth initiatives.

A Look Ahead

The environment for large-capitalization, growth, and momentum-based investment styles remained volatile in the first half of 2009. Nonetheless, VP Ultra continues to adhere to its growth and momentum-oriented investment discipline. Going forward, we remain confident in our investment belief that high-growth stocks exhibiting high-quality, accelerating fundamentals, positive relative strength, and reasonable valuations will outperform over the long term.

6

VP Ultra

Top Ten Holdings as of June 30, 2009
	% of net assets	% of net assets
	as of 6/30/09	as of 12/31/08
Google, Inc., Class A	3.3%	1.7%
Apple, Inc.	3.2%	2.3%
Microsoft Corp.	3.1%	2.3%
Wal-Mart Stores, Inc.	3.0%	5.1%
QUALCOMM, Inc.	2.4%	2.3%
Cisco Systems, Inc.	2.4%	2.3%
Express Scripts, Inc.	2.3%	2.0%
Hewlett-Packard Co.	2.3%	1.6%
Oracle Corp.	2.1%	0.9%
Philip Morris International, Inc.	2.1%	2.0%

Top Five Industries as of June 30, 2009
	% of net assets	% of net assets
	as of 6/30/09	as of 12/31/08
Software	8.0%	6.3%
Computers & Peripherals	6.6%	4.4%
Communications Equipment	4.8%	5.0%
Internet Software & Services	4.6%	2.0%
Semiconductors & Semiconductor Equipment	4.4%	4.4%

Types of Investments in Portfolio
	% of net assets	% of net assets
	as of 6/30/09	as of 12/31/08
Domestic Common Stocks	92.7%	92.9%
Foreign Common Stocks*	6.9%	4.3%
Total Common Stocks	99.6%	97.2%
Temporary Cash Investments	0.5%	0.8%
Other Assets and Liabilities	(0.1)%	2.0%
*Includes depositary shares, dual listed securities and foreign ordinary shares.

7

Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/ exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2009 to June 30, 2009.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*	Annualized
	1/1/09	6/30/09	1/1/09 – 6/30/09	Expense Ratio*
Actual
Class I	$1,000	$1,088.10	$5.23	1.01%
Class II	$1,000	$1,089.20	$6.01	1.16%
Class III	$1,000	$1,089.90	$5.23	1.01%
Hypothetical
Class I	$1,000	$1,019.79	$5.06	1.01%
Class II	$1,000	$1,019.04	$5.81	1.16%
Class III	$1,000	$1,019.79	$5.06	1.01%
*Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

9

Schedule of Investments
VP Ultra

JUNE 30, 2009 (UNAUDITED)

	Shares	Value		Shares	Value
Common Stocks — 99.6%			ELECTRIC UTILITIES — 0.4%
AEROSPACE & DEFENSE — 2.9%			Southern Co. (The)	32,460	$ 1,011,454
General Dynamics Corp.	60,470	$ 3,349,433	ELECTRICAL EQUIPMENT — 2.4%
			ABB Ltd.(1)	47,020	740,118
Lockheed Martin Corp.	39,260	3,166,319
		6,515,752	ABB Ltd. ADR	92,300	1,456,494
BEVERAGES — 2.4%			Emerson Electric Co.	98,732	3,198,917
Coca-Cola Co. (The)	92,100	4,419,879			5,395,529
PepsiCo, Inc.	19,020	1,045,339	ENERGY EQUIPMENT & SERVICES — 2.5%
		5,465,218	National Oilwell Varco, Inc.(1)	58,530	1,911,590
BIOTECHNOLOGY — 3.9%			Schlumberger Ltd.	67,870	3,672,445
Celgene Corp.(1)	39,860	1,906,903			5,584,035
Genzyme Corp.(1)	48,700	2,711,129	FOOD & STAPLES RETAILING — 4.2%
Gilead Sciences, Inc.(1)	88,430	4,142,061	Costco Wholesale Corp.	58,623	2,679,071
		8,760,093	Wal-Mart Stores, Inc.	139,390	6,752,052
CAPITAL MARKETS — 3.0%					9,431,123
BlackRock, Inc.	9,200	1,613,864	FOOD PRODUCTS — 1.9%
Charles Schwab Corp. (The)	143,120	2,510,325	General Mills, Inc.	37,640	2,108,593
Goldman Sachs			Nestle SA	59,760	2,255,411
Group, Inc. (The)	17,868	2,634,458			4,364,004
		6,758,647	HEALTH CARE EQUIPMENT & SUPPLIES — 2.9%
CHEMICALS — 2.9%			Baxter International, Inc.	59,010	3,125,170
Monsanto Co.	50,460	3,751,196	Gen-Probe, Inc.(1)	22,480	966,190
Mosaic Co. (The)	40,870	1,810,541	Medtronic, Inc.	34,490	1,203,356
Nalco Holding Co.	66,970	1,127,775	Varian Medical
			Systems, Inc.(1)	34,490	1,211,979
		6,689,512
COMMUNICATIONS EQUIPMENT — 4.8%					6,506,695
Cisco Systems, Inc.(1)	289,654	5,399,150	HEALTH CARE PROVIDERS & SERVICES — 4.0%
			Express Scripts, Inc.(1)	76,640	5,269,000
QUALCOMM, Inc.	121,690	5,500,388
		10,899,538	Medco Health
			Solutions, Inc.(1)	11,500	524,515
COMPUTERS & PERIPHERALS — 6.6%			UnitedHealth Group, Inc.	133,280	3,329,334
Apple, Inc.(1)	50,850	7,242,565
					9,122,849
EMC Corp.(1)	188,000	2,462,800	HOTELS, RESTAURANTS & LEISURE — 3.1%
Hewlett-Packard Co.	135,280	5,228,572	Intercontinental Hotels
		14,933,937	Group plc	54,690	562,219
CONSTRUCTION & ENGINEERING — 0.6%			McDonald’s Corp.	73,890	4,247,936
Fluor Corp.	28,640	1,468,946	Yum! Brands, Inc.	64,740	2,158,432
DIVERSIFIED — 1.3%					6,968,587
iShares Russell 1000 Growth			HOUSEHOLD PRODUCTS — 1.5%
Index Fund	71,900	2,950,057	Colgate-Palmolive Co.	48,020	3,396,935
DIVERSIFIED FINANCIAL SERVICES — 1.7%			INSURANCE — 1.3%
CME Group, Inc.	6,150	1,913,326	MetLife, Inc.	98,260	2,948,783
JPMorgan Chase & Co.	55,990	1,909,819	INTERNET & CATALOG RETAIL — 1.5%
		3,823,145	Amazon.com, Inc.(1)	40,020	3,348,073

10

VP Ultra

	Shares	Value		Shares	Value
INTERNET SOFTWARE & SERVICES — 4.6%			SEMICONDUCTORS &
Baidu, Inc. ADR(1)	6,410	$ 1,929,987	SEMICONDUCTOR EQUIPMENT — 4.4%
Google, Inc., Class A(1)	17,562	7,403,964	Altera Corp.	103,400	$ 1,683,352
Tencent Holdings Ltd.	99,800	1,161,993	Applied Materials, Inc.	258,490	2,835,635
		10,495,944	ASML Holding NV	91,200	1,978,151
IT SERVICES — 3.2%			Linear Technology Corp.	74,620	1,742,377
International Business			Microchip Technology, Inc.	73,450	1,656,298
Machines Corp.	13,510	1,410,714			9,895,813
MasterCard, Inc., Class A	20,410	3,414,797	SOFTWARE — 8.0%
Visa, Inc., Class A	40,990	2,552,038	Adobe Systems, Inc.(1)	140,120	3,965,396
		7,377,549	Electronic Arts, Inc.(1)	69,410	1,507,585
LEISURE EQUIPMENT & PRODUCTS — 0.7%			Microsoft Corp.	293,830	6,984,339
Hasbro, Inc.	62,230	1,508,455	Oracle Corp.	227,080	4,864,054
LIFE SCIENCES TOOLS & SERVICES — 0.7%			VMware, Inc., Class A(1)	33,970	926,362
Thermo Fisher					18,247,736
Scientific, Inc.(1)	37,610	1,533,360	SPECIALTY RETAIL — 3.3%
MACHINERY — 2.9%			Lowe’s Cos., Inc.	139,878	2,715,032
Cummins, Inc.	44,980	1,583,746	Staples, Inc.	117,850	2,377,035
Deere & Co.	56,220	2,245,989	TJX Cos., Inc. (The)	76,590	2,409,521
Eaton Corp.	23,980	1,069,748			7,501,588
Parker-Hannifin Corp.	41,300	1,774,248	TEXTILES, APPAREL & LUXURY GOODS — 1.0%
		6,673,731	NIKE, Inc., Class B	44,010	2,278,838
MEDIA — 0.5%			TOBACCO — 2.1%
Marvel Entertainment, Inc.(1)	29,860	1,062,717	Philip Morris
METALS & MINING — 2.5%			International, Inc.	108,950	4,752,399
BHP Billiton Ltd. ADR	45,940	2,514,296	TRADING COMPANIES & DISTRIBUTORS — 0.6%
Newmont Mining Corp.	35,660	1,457,424	W.W. Grainger, Inc.	16,340	1,337,919
Nucor Corp.	40,530	1,800,748	TOTAL COMMON STOCKS
		5,772,468	(Cost $206,102,956)		225,970,049

MULTILINE RETAIL — 0.9%				Principal
Kohl’s Corp.(1)	46,150	1,972,912		Amount/
OIL, GAS & CONSUMABLE FUELS — 4.0%				Shares
EOG Resources, Inc.	32,540	2,210,117	Temporary Cash Investments — 0.5%
Exxon Mobil Corp.	25,830	1,805,775	FHLB Discount Notes,
Noble Energy, Inc.	23,390	1,379,308	0.01%, 7/1/09(2)	$1,100,000	1,100,000
Occidental Petroleum Corp.	35,380	2,328,358	JPMorgan U.S. Treasury
Southwestern Energy Co.(1)	35,380	1,374,513	Plus Money Market Fund
			Agency Shares	44,918	44,918
		9,098,071	TOTAL TEMPORARY
PHARMACEUTICALS — 3.6%			CASH INVESTMENTS
Abbott Laboratories	94,999	4,468,753	(Cost $1,144,918)		1,144,918
Bristol-Myers Squibb Co.	31,510	639,968	TOTAL INVESTMENT
Teva Pharmaceutical			SECURITIES — 100.1%
Industries Ltd. ADR	64,610	3,187,857	(Cost $207,247,874)		227,114,967
		8,296,578	OTHER ASSETS
ROAD & RAIL — 0.8%			AND LIABILITIES — (0.1)%		(325,943)
Union Pacific Corp.	34,980	1,821,059	TOTAL NET ASSETS — 100.0%		$226,789,024

11

VP Ultra

Forward Foreign Currency Exchange Contracts
Contracts to Sell		Settlement Date	Value	Unrealized Gain (Loss)
1,625,025	CHF for USD	7/31/09	$1,496,114	$1,232
678,300	EUR for USD	7/31/09	951,553	2,774
170,359	GBP for USD	7/31/09	280,275	208
			$2,727,942	$4,214

(Value on Settlement Date $2,732,156)

Notes to Schedule of Investments
ADR = American Depositary Receipt
CHF = Swiss Franc
EUR = Euro
FHLB = Federal Home Loan Bank
GBP = British Pound
USD = United States Dollar
(1) Non-income producing.
(2) The rate indicated is the yield to maturity at purchase.

See Notes to Financial Statements.

12

Statement of Assets and Liabilities

JUNE 30, 2009 (UNAUDITED)
Assets
Investment securities, at value (cost of $207,247,874)	$227,114,967
Receivable for investments sold	2,182,867
Receivable for capital shares sold	79,351
Receivable for forward foreign currency exchange contracts	4,214
Dividends and interest receivable	275,390
229,656,789

Liabilities
Payable for investments purchased	1,716,999
Payable for capital shares redeemed	940,149
Accrued management fees	171,886
Distribution fees payable	38,731
2,867,765

Net Assets	$226,789,024

Net Assets Consist of:
Capital (par value and paid-in surplus)	$290,506,708
Undistributed net investment income	907,212
Accumulated net realized loss on investment and foreign currency transactions	(84,496,179)
Net unrealized appreciation on investments and translation of assets and liabilities in foreign currencies	19,871,283
$226,789,024

Class I, $0.01 Par Value
Net assets	$38,059,494
Shares outstanding	5,788,912
Net asset value per share	$6.57

Class II, $0.01 Par Value
Net assets	$187,973,525
Shares outstanding	28,871,554
Net asset value per share	$6.51

Class III, $0.01 Par Value
Net assets	$756,005
Shares outstanding	115,113
Net asset value per share	$6.57

See Notes to Financial Statements.

13

Statement of Operations

FOR THE SIX MONTHS ENDED JUNE 30, 2009 (UNAUDITED)
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $14,355)	$ 2,184,590
Interest	1,463
2,186,053

Expenses:
Management fees	1,095,688
Distribution fees	214,835
Directors’ fees and expenses	7,818
Other expenses	210
1,318,551

Net investment income (loss)	867,502

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(24,033,037)
Foreign currency transactions	(180,575)
(24,213,612)

Change in net unrealized appreciation (depreciation) on:
Investments	40,980,498
Translation of assets and liabilities in foreign currencies	168,053
41,148,551

Net realized and unrealized gain (loss)	16,934,939

Net Increase (Decrease) in Net Assets Resulting from Operations	$ 17,802,441

See Notes to Financial Statements.

14

Statement of Changes in Net Assets

SIX MONTHS ENDED JUNE 30, 2009 (UNAUDITED) AND YEAR ENDED DECEMBER 31, 2008
Increase (Decrease) in Net Assets	2009	2008
Operations
Net investment income (loss)	$ 867,502	$ 826,881
Net realized gain (loss)	(24,213,612)	(59,126,478)
Change in net unrealized appreciation (depreciation)	41,148,551	(102,486,749)
Net increase (decrease) in net assets resulting from operations	17,802,441	(160,786,346)

Distributions to Shareholders
From net investment income:
Class I	(257,506)	—
Class II	(333,038)	—
Class III	(2,279)	—
From net realized gains:
Class I	—	(11,250,838)
Class II	—	(41,070,238)
Class III	—	(188,148)
Decrease in net assets from distributions	(592,823)	(52,509,224)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	(55,692,420)	61,877,482

Net increase (decrease) in net assets	(38,482,802)	(151,418,088)

Net Assets
Beginning of period	265,271,826	416,689,914
End of period	$226,789,024	$ 265,271,826

Undistributed net investment income	$907,212	$632,533

See Notes to Financial Statements.

15

Notes to Financial Statements

JUNE 30, 2009 (UNAUDITED)

1. Organization and Summary of Significant Accounting Policies

Organization — American Century Variable Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. VP Ultra Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified under the 1940 Act. The fund’s investment objective is to seek long-term capital growth. The fund pursues its objective by investing primarily in equity securities of large companies that management believes will increase in value over time. The following is a summary of the fund’s significant accounting policies.

Multiple Class — The fund is authorized to issue Class I, Class II and Class III. The share classes differ principally in their respective distribution and shareholder servicing expenses and arrangements. All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Security Valuations — Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Investments in open-end management investment companies are valued at the reported net asset value. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Directors. If the fund determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security’s fair value, such security is valued as determined by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors, if such determination would materially impact a fund’s net asset value. Certain other circumstances may cause the fund to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

Security Transactions — For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

16

Exchange Traded Funds — The fund may invest in exchange traded funds (ETFs). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. A fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Foreign Currency Transactions — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on investment transactions and unrealized appreciation (depreciation) on investments, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The fund records the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2005. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with any federal or state income tax obligations, if any, are recorded as interest expense.

Distributions to Shareholders — Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

17

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of December 31, 2008, the fund had accumulated net realized capital loss carryovers for federal income tax purposes of $(37,206,908), which may be used to offset future taxable gains. The capital loss carryovers expire in 2016.

The fund has elected to treat $(9,458,889) and $(118,303) of net capital and foreign currency losses, respectively, incurred in the two-month period ended December 31, 2008, as having been incurred in the following fiscal year for federal income tax purposes.

Redemption — The fund may impose a 1.00% redemption fee on shares held less than 60 days. The fee may not be applicable to all classes. The redemption fee is retained by the fund and helps cover transaction costs that long-term investors may bear when a fund sells securities to meet investor redemptions.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund. The risk of material loss from such claims is considered by management to be remote.

Use of Estimates — The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Subsequent Events — Management has evaluated events or transactions that may have occurred since June 30, 2009, that would merit recognition or disclosure in the financial statements. This evaluation was completed through August 14, 2009, the date the financial statements were issued.

2. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a Management Agreement with ACIM under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered “interested persons” as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the specific class of shares of the fund and paid monthly in arrears. For funds with a stepped fee schedule, the rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account each fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule for each class of the fund ranges from 0.90% to 1.00% for Class I and Class III and from 0.80% to 0.90% for Class II. The effective annual management fee for each class of the fund for the six months ended June 30, 2009 was 1.00%, 0.90% and 1.00% for Class I, Class II and Class III, respectively.

18

Distribution Fees — The Board of Directors has adopted the Master Distribution Plan (the plan) for Class II, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that Class II will pay American Century Investment Services, Inc. (ACIS) an annual distribution fee equal to 0.25%. The fee is computed and accrued daily based on the Class II daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of Class II including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. Fees incurred under the plan during the six months ended June 30, 2009, are detailed in the Statement of Operations.

Acquired Fund Fees and Expenses — The fund may invest in mutual funds, exchange traded funds, and business development companies (the acquired funds). The fund will indirectly realize its pro rata share of the fees and expenses of the acquired funds in which it invests. These indirect fees and expenses are not paid out of the fund’s assets but are reflected in the return realized by the fund on its investment in the acquired funds.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc. (ACC), the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation’s transfer agent, American Century Services, LLC.

The fund is eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund has a Mutual Funds Services Agreement with J.P. Morgan Investor Services Co. (JPMIS) and a securities lending agreement with JPMorgan Chase Bank (JPMCB). JPMCB is a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

3. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the six months ended June 30, 2009, were $77,475,625 and $126,304,552, respectively.

As of June 30, 2009, the composition of unrealized appreciation and depreciation of investment securities based on the aggregate cost of investments for federal income tax purposes was as follows:

Federal tax cost of investments	$218,914,731
Gross tax appreciation of investments	$ 20,445,622
Gross tax depreciation of investments	(12,245,386)
Net tax appreciation (depreciation) of investments	$ 8,200,236

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

19

4. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Six months ended June 30, 2009		Year ended December 31, 2008
	Shares	Amount	Shares	Amount
Class I/Shares Authorized	100,000,000		100,000,000
Sold	416,539	$ 2,528,959	9,184,776	$ 58,769,402
Issued in reinvestment of distributions	49,142	257,506	1,257,077	11,250,838
Redeemed	(8,643,372)	(52,334,786)	(4,933,748)	(45,420,475)
	(8,177,691)	(49,548,321)	5,508,105	24,599,765
Class II/Shares Authorized	150,000,000		150,000,000
Sold	1,712,396	10,410,954	5,899,794	50,220,263
Issued in reinvestment of distributions	64,169	333,038	4,630,241	41,070,238
Redeemed	(2,922,257)	(16,842,710)	(6,337,851)	(53,217,136)
	(1,145,692)	(6,098,718)	4,192,184	38,073,365
Class III/Shares Authorized	50,000,000		50,000,000
Sold	4,241	24,473	28,758	242,976
Issued in reinvestment of distributions	436	2,279	21,046	188,148
Redeemed	(11,843)	(72,133)	(122,153)	(1,226,772)(1)
	(7,166)	(45,381)	(72,349)	(795,648)
Net increase (decrease)	(9,330,549)	$(55,692,420)	9,627,940	$ 61,877,482
(1) Net of redemption fees of $598.

5. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

• Level 1 valuation inputs consist of actual quoted prices in an active market for identical securities;

• Level 2 valuation inputs consist of significant direct or indirect observable market data (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); or

• Level 3 valuation inputs consist of significant unobservable inputs (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not an indication of the risks associated with investing in these securities or other financial instruments.

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The following is a summary of the valuation inputs used to determine the fair value of the fund’s securities and other financial instruments as of June 30, 2009:

	Level 1	Level 2	Level 3
Investment Securities
Domestic Common Stocks	$210,183,523	—	—
Foreign Common Stocks	9,088,634	$6,697,892	—
Temporary Cash Investments	44,918	1,100,000
Total Value of Investment Securities	$219,317,075	$7,797,892	—

Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$4,214	—
Total Unrealized Gain (Loss)
on Other Financial Instruments	—	$4,214	—

6. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to hedge a fund’s exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The risk of loss from non-performance by the counterparty may be reduced by the use of master netting agreements. During the six months ended June 30, 2009, the fund participated in forward foreign currency exchange contracts to hedge its exposure.

For the fund, the value of foreign currency risk derivatives as of June 30, 2009, is disclosed on the Statement of Assets and Liabilities as an asset of $4,214 in receivable for forward foreign currency exchange contracts. For the fund, for the six months ended June 30, 2009, the effect of foreign currency risk derivatives on the Statement of Operations was $(161,013) in net realized gain (loss) on foreign currency transactions and $167,619 in change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies.

The value of derivative instruments at period end and the effect of derivatives on the Statement of Operations is indicative of the fund’s typical volume.

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7. Interfund Lending

The fund, along with certain other funds in the American Century Investments family of funds, may participate in an interfund lending program, pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC). This program provides an alternative credit facility allowing the fund to borrow from or lend to other funds in the American Century Investments family of funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. The interfund loan rate earned/paid on interfund lending transactions is determined daily based on the average of certain current market rates. Interfund lending transactions normally extend only overnight, but can have a maximum duration of seven days. The program is subject to annual approval by the Board of Directors. During the six months ended June 30, 2009, the fund did not utilize the program.

8. Recently Issued Accounting Standards

In March 2008, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities — an amendment of FASB Statement No. 133” (FAS 161). FAS 161 is effective for interim periods beginning after November 15, 2008 and has been adopted by the fund. FAS 161 amends and expands disclosures about derivative instruments and hedging activities. FAS 161 requires qualitative disclosures about the objectives and strategies of derivative instruments, quantitative disclosures about the fair value amounts of and gains and losses on derivative instruments, and disclosures of credit-risk-related contingent features in hedging activities.

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Financial Highlights
VP Ultra

Class I
For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
	2009(1)	2008	2007	2006	2005	2004
Per-Share Data
Net Asset Value,
Beginning of Period	$6.06	$12.15	$10.04	$10.38	$10.16	$9.18
Income From
Investment Operations
Net Investment
Income (Loss)(2)	0.02	0.03	0.05	(0.01)	(0.01)	—(3)
Net Realized and
Unrealized Gain (Loss)	0.51	(4.57)	2.06	(0.33)	0.22	0.98
Total From
Investment Operations	0.53	(4.54)	2.11	(0.34)	0.21	0.98
Distributions
From Net
Investment Income	(0.02)	—	—	—	—	—
From Net Realized Gains	—	(1.55)	—	—	—	—
Total Distributions	(0.02)	(1.55)	—	—	—	—
Redemption Fees(2)	—	—(3)	—(3)	—(3)	0.01	—(3)
Net Asset Value,
End of Period	$6.57	$6.06	$12.15	$10.04	$10.38	$10.16

Total Return(4)	8.81%	(41.48)%	21.02%	(3.28)%	2.17%	10.68%

Ratios/Supplemental Data
Ratio of Operating
Expenses to Average
Net Assets	1.01%(5)	1.01%	1.01%	1.00%	1.01%	1.00%
Ratio of Net Investment
Income (Loss) to
Average Net Assets	0.84%(5)	0.37%	0.30%	(0.06)%	(0.08)%	0.05%
Portfolio Turnover Rate	33%	171%	137%	118%	58%	45%
Net Assets, End of Period
(in thousands)	$38,059	$84,596	$102,789	$104,270	$105,560	$79,489

(1)	Six months ended June 30, 2009 (unaudited).
(2)	Computed using average shares outstanding throughout the period.
(3)	Per-share amount was less than $0.005.
(4)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(5)	Annualized.

See Notes to Financial Statements.

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VP Ultra

Class II
For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
	2009(1)	2008	2007	2006	2005	2004
Per-Share Data
Net Asset Value,
Beginning of Period	$5.99	$12.06	$9.98	$10.33	$10.13	$9.16
Income From
Investment Operations
Net Investment
Income (Loss)(2)	0.02	0.02	0.01	(0.02)	(0.02)	—(3)
Net Realized and
Unrealized Gain (Loss)	0.51	(4.54)	2.07	(0.33)	0.21	0.97
Total From
Investment Operations	0.53	(4.52)	2.08	(0.35)	0.19	0.97
Distributions
From Net
Investment Income	(0.01)	—	—	—	—	—
From Net Realized Gains	—	(1.55)	—	—	—	—
Total Distributions	(0.01)	(1.55)	—	—	—	—
Redemption Fees(2)	—	—(3)	—(3)	—(3)	0.01	—(3)
Net Asset Value,
End of Period	$6.51	$5.99	$12.06	$9.98	$10.33	$10.13

Total Return(4)	8.92%	(41.65)%	20.84%	(3.39)%	1.97%	10.59%

Ratios/Supplemental Data
Ratio of Operating
Expenses to
Average Net Assets	1.16%(5)	1.16%	1.16%	1.15%	1.16%	1.15%
Ratio of Net Investment
Income (Loss) to
Average Net Assets	0.69%(5)	0.22%	0.15%	(0.21)%	(0.23)%	(0.10)%
Portfolio Turnover Rate	33%	171%	137%	118%	58%	45%
Net Assets, End of Period
(in thousands)	$187,974	$179,936	$311,537	$524,005	$213,594	$91,984

(1)	Six months ended June 30, 2009 (unaudited).
(2)	Computed using average shares outstanding throughout the period.
(3)	Per-share amount was less than $0.005.
(4)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(5)	Annualized.

See Notes to Financial Statements.

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VP Ultra

Class III
For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
	2009(1)	2008	2007	2006	2005	2004
Per-Share Data
Net Asset Value,
Beginning of Period	$6.05	$12.14	$10.03	$10.37	$10.15	$9.17
Income From
Investment Operations
Net Investment
Income (Loss)(2)	0.03	0.03	0.06	(0.01)	—(3)	0.01
Net Realized and
Unrealized Gain (Loss)	0.51	(4.57)	2.05	(0.33)	0.21	0.97
Total From
Investment Operations	0.54	(4.54)	2.11	(0.34)	0.21	0.98
Distributions
From Net
Investment Income	(0.02)	—	—	—	—	—
From Net
Realized Gains	—	(1.55)	—	—	—	—
Total Distributions	(0.02)	(1.55)	—	—	—	—
Redemption Fees(2)	—	—(3)	—(3)	—(3)	0.01	—(3)
Net Asset Value,
End of Period	$6.57	$6.05	$12.14	$10.03	$10.37	$10.15

Total Return(4)	8.99%	(41.52)%	21.04%	(3.28)%	2.17%	10.69%

Ratios/Supplemental Data
Ratio of Operating
Expenses to Average
Net Assets	1.01%(5)	1.01%	1.01%	1.00%	1.01%	1.00%
Ratio of Net Investment
Income (Loss) to
Average Net Assets	0.84%(5)	0.37%	0.30%	(0.06)%	(0.08)%	0.05%
Portfolio Turnover Rate	33%	171%	137%	118%	58%	45%
Net Assets, End of Period
(in thousands)	$756	$740	$2,364	$1,980	$3,098	$966

(1)	Six months ended June 30, 2009 (unaudited).
(2)	Computed using average shares outstanding throughout the period.
(3)	Per-share amount was less than $0.005.
(4)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(5)	Annualized.

See Notes to Financial Statements.

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Approval of Management Agreement

Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated and approved by a majority of a fund’s independent directors (the “Directors”) each year. At American Century Investments, this process is referred to as the “15(c) Process.” As a part of this process, the board reviews fund performance, shareholder services, audit and compliance information, and a variety of other reports from the advisor concerning fund operations. In addition to this annual review, the board of directors oversees and evaluates on a continuous basis at its quarterly meetings the nature and quality of significant services performed by the advisor, fund performance, audit and compliance information, and a variety of other reports relating to fund operations. The board, or committees of the board, also holds special meetings as needed.

Under a Securities and Exchange Commission rule, each fund is required to disclose in its annual or semiannual report, as appropriate, the material factors and conclusions that formed the basis for the board’s approval or renewal of any advisory agreements within the fund’s most recently completed fiscal half-year period.

Annual Contract Review Process

As part of the annual 15(c) Process undertaken during the most recent fiscal half-year period, the Directors reviewed extensive data and information compiled by the advisor and certain independent providers of evaluative data (the “15(c) Providers”) concerning the VP Ultra Fund (the “Fund”) and the services provided to the Fund under the management agreement. The information considered and the discussions held at the meetings included, but were not limited to:

• the nature, extent and quality of investment management, shareholder services and other services provided to the Fund;

• the wide range of programs and services the advisor provides to the Fund and their shareholders on a routine and non-routine basis;

• the compliance policies, procedures, and regulatory experience of the advisor;

• data comparing the cost of owning the Fund to the cost of owning a similar fund;

• data comparing the Fund’s performance to appropriate benchmarks and/ or a peer group of other mutual funds with similar investment objectives and strategies;

• financial data showing the profitability of the Fund to the advisor and the overall profitability of the advisor;

• data comparing services provided and charges to other investment management clients of the advisor; and

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• consideration of collateral benefits derived by the advisor from the management of the Fund and any potential economies of scale relating thereto.

In keeping with its practice, the Fund’s board of directors held two in-person meetings and one telephonic meeting to review and discuss the information provided. The board also had the benefit of the advice of its independent counsel throughout the period.

Factors Considered

The Directors considered all of the information provided by the advisor, the 15(c) Providers, and the board’s independent counsel, and evaluated such information for each fund for which the board has responsibility. In connection with their review of the Fund, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management and subadvisory agreements under the terms ultimately determined by the board to be appropriate, the Directors’ decision was based on the following factors.

Nature, Extent and Quality of Services — Generally. Under the management agreement, the advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The board noted that under the management agreement, the advisor provides or arranges at its own expense a wide variety of services including:

• Fund construction and design

• portfolio security selection

• initial capitalization/funding

• securities trading

• Fund administration

• custody of Fund assets

• daily valuation of the Fund’s portfolio

• shareholder servicing and transfer agency, including shareholder confir-mations, recordkeeping and communications

• legal services

• regulatory and portfolio compliance

• financial reporting

• marketing and distribution

27

The Directors noted that many of the services provided by the advisor have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry and the changing regulatory environment. They discussed with the advisor the challenges presented by these changes and the impact on the Fund. In performing their evaluation, the Directors considered information received in connection with the annual review, as well as information provided on an ongoing basis at their regularly scheduled board and committee meetings.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments, and liquidity. In evaluating investment performance, the board expects the advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. At each quarterly meeting the Directors review investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of funds managed similarly to the Fund. The Directors also review detailed performance information during the 15(c) Process comparing the Fund’s performance with that of similar funds not managed by the advisor. If performance concerns are identified, the Directors discuss with the advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The fund’s quarter end performance fell below the median for its peer group for both the one and three year period during the past year. The board discussed the fund’s performance with the advisor and was satisfied with the efforts being undertaken by the advisor. The board will continue to monitor these efforts and the performance of the Fund. More detailed information about the Fund’s performance can be found in the Performance and Portfolio Commentary sections of this report.

Shareholder and Other Services. The advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Directors review reports and evaluations of such services at their regular quarterly meetings, including the annual meeting concerning contract review, and reports to the board. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the advisor.

28

Costs of Services Provided and Profitability. The advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the advisor the methodology used to prepare this financial information. This financial information regarding the advisor is considered in order to evaluate the advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The board concluded that the advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Directors generally consider the advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Directors review information provided by the advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Directors concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The analysis of economies of scale is further complicated by the additional services and content provided by the advisor and its reinvestment in its ability to provide and expand those services. Accordingly, the Directors seek to evaluate economies of scale by reviewing other information, such as year-over-year profitability of the advisor generally, the profitability of its management of the Fund specifically, the expenses incurred by the advisor in providing various functions to the Fund, and the fees of competitive funds not managed by the advisor. The Directors believe the advisor is appropriately sharing economies of scale through its competitive fee structure, fee breakpoints as the Fund increases in size, and through reinvestment in its business to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The Fund pays the advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent directors (including their independent legal counsel). Under the unified fee structure, the advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, record-keeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the

29

Directors’ analysis of fee levels involves reviewing certain evaluative data compiled by a 15(c) Provider comparing the Fund’s unified fee to the total expense ratio of other funds in the Fund’s peer group and performing a regression analysis to evaluate the effect of fee breakpoints as assets under management increase. The unified fee charged to shareholders of the Fund was above the median of the total expense ratios of its peer group. In addition, the Directors also reviewed updated fee level data provided by the advisor, but recognized that comparative data was particularly difficult to evaluate given the significant market developments during the past year. The board concluded that the management fee paid by the Fund to the advisor was reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Directors also requested and received information from the advisor concerning the nature of the services, fees, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Directors analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral Benefits Derived by the Advisor. The Directors considered the existence of collateral benefits the advisor may receive as a result of its relationship with the Fund. They concluded that the advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Directors noted that the advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit fund shareholders. The Directors also determined that the advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Directors concluded, however, that the assets of those other clients are not material to the analysis and, in any event, are included with the assets of the Fund to determine breakpoints in the Fund’s fee schedule, provided they are managed using the same investment team and strategy.

Conclusions of the Directors

As a result of this process, the board, including all of the independent directors, in the absence of particular circumstances and assisted by the advice of legal counsel that is independent of the advisor, taking into account all of the factors discussed above and the information provided by the advisor concluded that the investment management agreement between the Fund and the advisor is fair and reasonable in light of the services provided and should be renewed.

30

Additional Information

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-378-9878. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at ipro.americancentury.com (for Investment Professionals) and, upon request, by calling 1-800-378-9878.

31

Index Definitions

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The Russell 1000® Index is a market-capitalization weighted, large-cap index created by Frank Russell Company to measure the performance of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell 1000® Growth Index measures the performance of those Russell 1000 Index companies (the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell 1000® Value Index measures the performance of those Russell 1000 Index companies (the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The Russell 2000® Index is a market-capitalization weighted index created by Frank Russell Company to measure the performance of the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell 2000® Growth Index measures the performance of those Russell 2000 Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell 2000® Value Index measures the performance of those Russell 2000 Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The Russell Midcap® Index measures the performance of the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell Midcap® Growth Index measures the performance of those Russell Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

32

The Russell Midcap® Value Index measures the performance of those Russell Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The S&P 500 Index is a market value-weighted index of the stocks of 500 publicly traded U.S. companies chosen for market size, liquidity, and industry group representation that are considered to be leading firms in dominant industries. Each stock’s weight in the index is proportionate to its market value. Created by Standard & Poor’s, it is considered to be a broad measure of U.S. stock market performance.

33

Notes

34

Notes

35

Notes

36

Contact Us
americancentury.com
Automated Information Line	1-800-345-8765
Investment Professional Service Representatives	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113
American Century Variable Portfolios, Inc.
Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor

©2009 American Century Proprietary Holdings, Inc. All rights reserved.

0908
CL-SAN-66144

Semiannual Report
June 30, 2009

American Century Variable Portfolios

VP Value Fund

Market Perspective	2
U.S. Stock Index Returns	2

VP Value

Performance	3
Portfolio Commentary	5
Top Ten Holdings	7
Top Five Industries	7
Types of Investments in Portfolio	7

Shareholder Fee Example	8

Financial Statements

Schedule of Investments	10
Statement of Assets and Liabilities	13
Statement of Operations	14
Statement of Changes in Net Assets	15
Notes to Financial Statements	16
Financial Highlights	23

Other Information

Approval of Management Agreement	26
Additional Information	31
Index Definitions	32

The opinions expressed in the Market Perspective and the Portfolio Commentary reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century Investments or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Market Perspective

By Enrique Chang, Chief Investment Officer, American Century Investments

Stocks Bounced Back from Rough 2008

The U.S. stock market endured significant volatility during the first half of 2009, but finished the period with positive returns (see the table below). The market’s advance was driven by a dramatic shift in market sentiment as extreme pessimism regarding the economy and financial sector gave way to renewed optimism.

Stocks began the year on a downward trajectory as economic conditions continued to deteriorate. The U.S. economy shed 3.4 million jobs during the six-month period, boosting the unemployment rate to a 26-year high of 9.5%. Retail sales fell as consumers moved to reduce debt and increase savings, while the housing market remained weak as rising foreclosures weighed on home prices. In addition, the financial sector faced growing losses and distressed balance sheets amid a lack of liquidity in the credit markets.

The stock market hit a multi-year low on March 9 and then staged a powerful rally that lasted through the end of the period. Signs of economic stabilization generated optimism about a possible recovery, and investors also grew more confident about the federal government’s actions to stimulate economic activity and restore liquidity in the credit markets. From March 9 to June 30, the broad equity indices surged by more than 35%.

For the six-month period, mid-cap stocks generated the best results, while small-cap issues lagged. Growth shares outpaced value by a substantial margin across all market capitalizations.

The Fundamental Truth

The market’s recent rally, while encouraging, was led by low-quality stocks—those with weak balance sheets, declining earnings, and poor cash flow. These stocks were the most beaten down during the market decline in late 2008 and early 2009, so they had the most to gain when market sentiment shifted abruptly.

However, a truly sustainable long-term rally must be based on improving fundamentals rather than changing perceptions, and the economic outlook remains uncertain. We will need to see substantial improvements in economic and company fundamentals in order to sustain recent gains and expand the breadth of the rally.

U.S. Stock Index Returns
For the six months ended June 30, 2009*
Russell 1000 Index (Large-Cap)	4.32%	Russell 2000 Index (Small-Cap)	2.64%
Russell 1000 Growth Index	11.53%	Russell 2000 Growth Index	11.36%
Russell 1000 Value Index	–2.87%	Russell 2000 Value Index	–5.17%
Russell Midcap Index	9.96%	*Total returns for periods less than one year are not annualized.
Russell Midcap Growth Index	16.61%
Russell Midcap Value Index	3.19%

Performance

VP Value

Total Returns as of June 30, 2009
			Average Annual Returns
					Since	Inception
	6 months(1)	1 year	5 years	10 years	Inception	Date
Class I	-1.68%	-17.24%	-1.74%	2.50%	5.98%	5/1/96
Russell 3000 Value Index(2)	-3.05%	-28.73%	-2.14%	0.21%	5.44%	—
S&P 500 Index(2)	3.16%	-26.21%	-2.24%	-2.22%	4.43%	—
Lipper Multi-Cap Value Index(2)	3.21%	-26.34%	-2.73%	0.40%	4.48%	—
Class II	-1.91%	-17.43%	-1.91%	—	1.45%	8/14/01
Class III	-1.68%	-17.24%	-1.74%	—	1.47%	5/6/02

(1)	Total returns for periods less than one year are not annualized.
(2)	Data provided by Lipper Inc. — A Reuters Company. © 2009 Reuters. All rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.
The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable. Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

The performance information presented does not include charges and deductions imposed by the insurance company separate account under the variable annuity or variable life insurance contracts. The inclusion of such charges could significantly lower performance. Please refer to the insurance company separate account prospectus for a discussion of the charges related to insurance contracts.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-6488.

Unless otherwise indicated, performance reflects Class I shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

VP Value

Growth of $10,000 Over 10 Years

One-Year Returns Over 10 Years
Periods ended June 30
	2000	2001	2002	2003	2004	2005	2006	2007	2008	2009
Class I	-15.88%	31.94%	1.12%	-0.49%	25.20%	8.08%	7.77%	22.54%	-22.45%	-17.24%
Russell 3000
Value Index	-8.38%	11.64%	-7.75%	-1.23%	22.14%	14.09%	12.32%	21.33%	-19.02%	-28.73%
S&P 500 Index	7.25%	-14.83%	-17.99%	0.25%	19.11%	6.32%	8.63%	20.59%	-13.12%	-26.21%
Lipper Multi-Cap
Value Index	-6.66%	15.14%	-10.89%	2.13%	22.22%	10.95%	9.79%	20.17%	-19.23%	-26.34%

Total Annual Fund Operating Expenses
	Class I			Class II				Class III
	0.95%			1.10%				0.95%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund chart fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-6488.

Unless otherwise indicated, performance reflects Class I shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

Portfolio Commentary

VP Value

Portfolio Managers: Michael Liss, Kevin Toney, and Phil Davidson

Performance Summary

VP Value declined -1.68%* for the six months ended June 30, 2009. By comparison, its benchmark, the Russell 3000 Value Index, fell -3.05%. Its returns do not include operating expenses.

Stock prices were in decline at the beginning of the period as market conditions remained volatile. However, stocks shifted direction in March and rose steadily into June. Growth stocks benefited most from the rally, significantly outperforming value across the capitalization spectrum. In this environment, VP Value’s focus on less-risky businesses with sound balance sheets helped it outpace its benchmark, the Russell 3000 Value Index. The portfolio benefited most from investments in the energy, health care, and consumer staples sectors. Detracting were positions in the consumer discretionary and financials sectors.

Energy Powered Results

Strong security selection in the energy sector boosted relative performance. The energy equipment and services industry provided two notable contributors—Cameron International and French company Schlumberger Ltd., both high-quality businesses that were hurt by the collapse in oil prices during 2008. Both stocks benefited from the increase in oil prices during the period.

Cameron International, which supplies equipment for oil and gas production, is a well-capitalized company which could also realize significant cost savings from the recent acquisition of process systems maker, NATCO Group Shares of Schlumberger, one of the world’s largest oil service providers, rose on news of better-than-expected earnings. The company said there were opportunities even in the midst of the global economic downturn.

Health Care, Consumer Staples Contributed

The portfolio’s mix of health care names added to relative progress. The health care equipment segment supplied top performer, Beckman Coulter. The company, which makes biomedical laboratory instruments, issued better than expected guidance for 2009 and announced an attractive acquisition of the lab-based diagnostics business of Olympus Corporation.

In consumer staples, VP Value benefited from its holdings among food and household products stocks. A key contributor was ConAgra Foods. The company reported increased sales as its frozen meals, tomato sauces, and packaged desserts attracted cash-strapped consumers. The company has also implemented a number of cost savings programs and has expanded some of its product lines.

* All fund returns referenced in this commentary are for Class I shares. Total returns for periods less than one year are not annualized.

VP Value

Consumer Discretionary Detracted

The consumer discretionary sector was a source of weakness. The portfolio was underexposed to economically sensitive names, which performed well during the market rally amid growing optimism about an economic recovery. Specifically, VP Value was underweight specialty retailers and media companies, which outperformed. Stock selection among restaurants and hotels also hampered results.

Financials Slowed Performance

Because we perceived more risk than reward in the financials sector, we continued to maintain a significant underweight, a plus for relative performance during the period. Furthermore, our focus on higher-quality companies with strong balance sheets and reliable funding sources helped us avoid headline names such financial giant Citigroup.

Nevertheless, the portfolio’s mix of financials stocks detracted. VP Value was underweight capital markets names that outperformed during the rally, including Goldman Sachs Group and Morgan Stanley. It was also underweight Bank of America, a diversified financial services company that did well in U.S. government stress tests and successfully raised the additional capital required by the Federal Reserve.

Financials also provided notable detractor Marsh & McLennan. The global insurance broker does not have a credit-sensitive business model and did not participate as investors gravitated to riskier financial stocks.

Outlook

We will continue to follow our disciplined, bottom-up process, selecting securities one at a time for the portfolio. We see opportunities in consumer staples, health care, and information technology stocks, reflected by our overweight positions in these sectors relative to the benchmark. Our fundamental analysis and valuation work is also directing us toward smaller weightings in financials and energy stocks.

VP Value

Top Ten Holdings as of June 30, 2009
	% of net assets	% of net assets
	as of 6/30/09	as of 12/31/08
Exxon Mobil Corp.	5.6%	5.6%
AT&T, Inc.	4.1%	4.2%
General Electric Co.	2.8%	4.2%
JPMorgan Chase & Co.	2.6%	2.6%
Kimberly-Clark Corp.	2.6%	2.7%
Marsh & McLennan Cos., Inc.	2.4%	2.5%
Pfizer, Inc.	2.4%	2.7%
Kraft Foods, Inc., Class A	2.2%	2.1%
Total SA	2.0%	1.7%
Johnson & Johnson	2.0%	2.7%

Top Five Industries as of June 30, 2009
	% of net assets	% of net assets
	as of 6/30/09	as of 12/31/08
Oil, Gas & Consumable Fuels	14.7%	14.6%
Pharmaceuticals	8.8%	9.4%
Insurance	7.0%	6.5%
Food Products	5.9%	6.5%
Diversified Telecommunication Services	5.6%	5.9%

Types of Investments in Portfolio
	% of net assets	% of net assets
	as of 6/30/09	as of 12/31/08
Domestic Common Stocks	89.9%	91.2%
Foreign Common Stocks(1)	7.5%	8.3%
Total Common Stocks	97.4%	99.5%
Temporary Cash Investments	1.1%	0.3%
Other Assets & Liabilities	1.5%	0.2%
(1) Includes depositary shares, dual listed securities and foreign ordinary shares.

Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/ exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2009 to June 30, 2009.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*	Annualized
	1/1/09	6/30/09	1/1/09 – 6/30/09	Expense Ratio*
Actual
Class I	$1,000	$983.20	$4.82	0.98%
Class II	$1,000	$980.90	$5.55	1.13%
Class III	$1,000	$983.20	$4.82	0.98%
Hypothetical
Class I	$1,000	$1,019.93	$4.91	0.98%
Class II	$1,000	$1,019.19	$5.66	1.13%
Class III	$1,000	$1,019.93	$4.91	0.98%

*	Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

Schedule of Investments
VP Value

JUNE 30, 2009 (UNAUDITED)

	Shares	Value		Shares	Value
Common Stocks — 97.4%			COMMERCIAL SERVICES & SUPPLIES — 1.9%
AEROSPACE & DEFENSE — 0.8%			Avery Dennison Corp.	129,760	$ 3,332,237
Honeywell International, Inc.	109,173	$ 3,428,032	Pitney Bowes, Inc.	219,048	4,803,723
Northrop Grumman Corp.	102,153	4,666,349	Republic Services, Inc.	229,737	5,607,880
		8,094,381	Waste Management, Inc.	191,790	5,400,806
AIR FREIGHT & LOGISTICS — 0.9%					19,144,646
United Parcel Service, Inc.,			COMMUNICATIONS EQUIPMENT — 0.4%
Class B	189,691	9,482,653	Cisco Systems, Inc.(1)	53,262	992,804
AIRLINES — 0.5%			Nokia Oyj ADR	197,790	2,883,778
Southwest Airlines Co.	834,669	5,617,322			3,876,582
AUTOMOBILES — 1.6%			COMPUTERS & PERIPHERALS — 1.1%
Honda Motor Co. Ltd.	146,200	4,003,123	Diebold, Inc.	354,954	9,356,588
Toyota Motor Corp.	326,800	12,354,444	QLogic Corp.(1)	159,930	2,027,912
		16,357,567			11,384,500
BEVERAGES — 0.9%			CONTAINERS & PACKAGING — 1.3%
PepsiCo, Inc.	165,424	9,091,703	Bemis Co., Inc.	548,728	13,827,946
CAPITAL MARKETS — 5.2%			DISTRIBUTORS — 1.3%
AllianceBernstein Holding LP	491,150	9,867,204	Genuine Parts Co.	393,392	13,202,236
Ameriprise Financial, Inc.	343,820	8,344,511	DIVERSIFIED(2)
Bank of New York			iShares Russell 3000
Mellon Corp. (The)	364,800	10,692,288	Value Index Fund	8,338	516,789
Goldman Sachs			DIVERSIFIED FINANCIAL SERVICES — 3.5%
Group, Inc. (The)	38,568	5,686,466	JPMorgan Chase & Co.	792,136	27,019,759
Legg Mason, Inc.	251,062	6,120,892	McGraw-Hill Cos., Inc. (The)	298,531	8,988,768
Morgan Stanley	126,028	3,593,058			36,008,527
Northern Trust Corp.	114,410	6,141,529	DIVERSIFIED TELECOMMUNICATION
State Street Corp.	53,011	2,502,119	SERVICES — 5.6%
		52,948,067	AT&T, Inc.	1,684,105	41,833,168
CHEMICALS — 1.3%			BCE, Inc.	212,506	4,384,769
Air Products			Verizon Communications, Inc.	372,185	11,437,245
& Chemicals, Inc.	20,079	1,296,903			57,655,182
E.I. du Pont			ELECTRIC UTILITIES — 3.5%
de Nemours & Co.	259,368	6,645,008	American Electric
International Flavors			Power Co., Inc.	106,371	3,073,058
& Fragrances, Inc.	151,329	4,951,485	IDACORP, Inc.	453,744	11,860,868
Minerals Technologies, Inc.	17,522	631,142	Southern Co. (The)	127,001	3,957,351
		13,524,538	Westar Energy, Inc.	916,751	17,207,417
COMMERCIAL BANKS — 1.6%					36,098,694
Associated Banc-Corp.	287,149	3,589,363	ELECTRICAL EQUIPMENT — 1.6%
Commerce Bancshares, Inc.	103,094	3,281,482	Emerson Electric Co.	113,546	3,678,890
SunTrust Banks, Inc.	93,077	1,531,117	Hubbell, Inc., Class B	393,541	12,616,925
U.S. Bancorp.	440,808	7,899,279			16,295,815
		16,301,241	ELECTRONIC EQUIPMENT,
			INSTRUMENTS & COMPONENTS — 2.1%
			Molex, Inc.	849,661	13,212,229
			Tyco Electronics Ltd.	429,917	7,992,157
					21,204,386

VP Value

	Shares	Value		Shares	Value
ENERGY EQUIPMENT & SERVICES — 0.8%			INSURANCE — 7.0%
Cameron			Allstate Corp. (The)	246,408	$ 6,012,355
International Corp.(1)	98,525	$ 2,788,257	Aon Corp.	64,870	2,456,627
Schlumberger Ltd.	91,470	4,949,442	Berkshire Hathaway, Inc.,
		7,737,699	Class A(1)	211	18,990,000
FOOD & STAPLES RETAILING — 0.6%			Chubb Corp.	175,905	7,015,091
Costco Wholesale Corp.	71,579	3,271,160	Marsh & McLennan Cos., Inc.	1,227,292	24,705,388
Wal-Mart Stores, Inc.	61,313	2,970,002	Transatlantic Holdings, Inc.	87,367	3,785,612
		6,241,162	Travelers Cos., Inc. (The)	205,396	8,429,452
FOOD PRODUCTS — 5.9%					71,394,525
Campbell Soup Co.	167,584	4,930,321	IT SERVICES — 0.4%
ConAgra Foods, Inc.	617,095	11,761,831	Accenture Ltd., Class A	108,002	3,613,747
General Mills, Inc.	27,710	1,552,314	LEISURE EQUIPMENT & PRODUCTS — 0.1%
H.J. Heinz Co.	210,073	7,499,606	Mattel, Inc.	93,269	1,496,967
Kellogg Co.	54,888	2,556,134	MEDIA — 0.5%
Kraft Foods, Inc., Class A	885,748	22,444,855	Walt Disney Co. (The)	231,139	5,392,473
Unilever NV CVA	393,194	9,489,232	METALS & MINING — 0.3%
		60,234,293	Newmont Mining Corp.	80,350	3,283,904
GAS UTILITIES — 1.3%			MULTILINE RETAIL — 0.8%
Southwest Gas Corp.	253,287	5,625,504	Target Corp.	204,339	8,065,260
WGL Holdings, Inc.	239,947	7,683,103	MULTI-UTILITIES — 2.2%
		13,308,607	Ameren Corp.	77,597	1,931,389
HEALTH CARE EQUIPMENT & SUPPLIES — 2.9%			Wisconsin Energy Corp.	330,319	13,447,287
Beckman Coulter, Inc.	309,747	17,698,943	Xcel Energy, Inc.	362,088	6,666,040
Boston Scientific Corp.(1)	411,708	4,174,719			22,044,716
Zimmer Holdings, Inc.(1)	194,493	8,285,402	OIL, GAS & CONSUMABLE FUELS — 14.7%
		30,159,064	Anadarko Petroleum Corp.	53,578	2,431,906
HEALTH CARE PROVIDERS & SERVICES — 0.7%			Apache Corp.	214,580	15,481,947
Cardinal Health, Inc.	118,579	3,622,588	BP plc ADR	254,255	12,122,878
LifePoint Hospitals, Inc.(1)	154,972	4,068,015	Chevron Corp.	220,881	14,633,366
		7,690,603	ConocoPhillips	64,363	2,707,108
HOTELS, RESTAURANTS & LEISURE — 1.7%			Devon Energy Corp.	119,335	6,503,758
International Speedway Corp.,			EOG Resources, Inc.	42,035	2,855,017
Class A	410,024	10,500,715	EQT Corp.	382,719	13,360,720
Speedway Motorsports, Inc.	495,116	6,812,796	Exxon Mobil Corp.	814,943	56,972,665
		17,313,511	Total SA	379,800	20,570,797
HOUSEHOLD DURABLES — 0.7%			Valero Energy Corp.	144,494	2,440,504
Whirlpool Corp.	162,998	6,937,195			150,080,666
HOUSEHOLD PRODUCTS — 3.7%			PAPER & FOREST PRODUCTS — 0.4%
Kimberly-Clark Corp.	510,738	26,777,993	Weyerhaeuser Co.	146,864	4,469,072
Procter & Gamble Co. (The)	224,066	11,449,773	PHARMACEUTICALS — 8.8%
		38,227,766	Bristol-Myers Squibb Co.	458,062	9,303,239
INDUSTRIAL CONGLOMERATES — 3.7%			Eli Lilly & Co.	268,269	9,292,838
3M Co.	145,549	8,747,495	Johnson & Johnson	361,015	20,505,652
General Electric Co.	2,445,988	28,666,979	Merck & Co., Inc.	396,025	11,072,859
		37,414,474	Pfizer, Inc.	1,629,834	24,447,510
			Wyeth	351,075	15,935,295
					90,557,393

VP Value

	Shares	Value		Principal
REAL ESTATE INVESTMENT TRUSTS (REITs) — 0.8%				Amount	Value
Boston Properties, Inc.	85,140	$ 4,061,178	Temporary Cash Investments — 1.1%
Host Hotels & Resorts, Inc.	239,001	2,005,218	FHLB Discount Notes,
Public Storage	33,266	2,178,258	0.01%, 7/1/09(3)
		8,244,654	(Cost $10,700,000)	$ 10,700,000	$ 10,700,000
SEMICONDUCTORS &			TOTAL INVESTMENT
SEMICONDUCTOR EQUIPMENT — 2.5%			SECURITIES — 98.5%
Applied Materials, Inc.	786,405	8,626,863	(Cost $1,125,335,157)		1,008,802,739
			OTHER ASSETS
Intel Corp.	691,291	11,440,866	AND LIABILITIES — 1.5%		15,527,321
KLA-Tencor Corp.	123,618	3,121,355	TOTAL NET ASSETS — 100.0%		$1,024,330,060
Texas Instruments, Inc.	114,224	2,432,971
		25,622,055
SPECIALTY RETAIL — 1.8%
Lowe’s Cos., Inc.	924,274	17,940,158
TOTAL COMMON STOCKS
(Cost $1,114,635,157)		998,102,739

Forward Foreign Currency Exchange Contracts
Contracts to Sell		Settlement Date	Value	Unrealized Gain (Loss)
4,103,916	CAD for USD	7/31/09	$ 3,528,570	$ 35,063
19,086,166	EUR for USD	7/31/09	26,775,028	78,063
5,892,113	GBP for USD	7/31/09	9,693,705	7,188
1,035,407,750	JPY for USD	7/31/09	10,751,713	113,804
			$50,749,016	$234,118

(Value on Settlement Date $50,983,134)

Notes to Schedule of Investments

ADR = American Depositary Receipt

CAD = Canadian Dollar

CVA = Certificaten Van Aandelen

EUR = Euro

FHLB = Federal Home Loan Bank

GBP = British Pound

JPY = Japanese Yen

USD = United States Dollar

(1) Non-income producing.

(2) Industry is less than 0.05% of total net assets.

(3) The rate indicated is the yield to maturity at purchase.

See Notes to Financial Statements.

Statement of Assets and Liabilities

JUNE 30, 2009 (UNAUDITED)
Assets
Investment securities, at value (cost of $1,125,335,157)	$1,008,802,739
Receivable for investments sold	24,356,322
Receivable for capital shares sold	278,072
Receivable for forward foreign currency exchange contracts	234,118
Dividends and interest receivable	2,240,544
1,035,911,795

Liabilities
Disbursements in excess of demand deposit cash	369,524
Payable for investments purchased	9,377,594
Payable for capital shares redeemed	957,167
Accrued management fees	790,823
Distribution fees payable	86,627
11,581,735

Net Assets	$1,024,330,060

Net Assets Consist of:
Capital (par value and paid-in surplus)	$1,731,434,230
Undistributed net investment income	302,044
Accumulated net realized loss on investment and foreign currency transactions	(591,104,619)
Net unrealized depreciation on investments and translation of assets and liabilities in foreign currencies	(116,301,595)
$1,024,330,060

Class I, $0.01 Par Value
Net assets	$600,087,172
Shares outstanding	137,416,469
Net asset value per share	$4.37

Class II, $0.01 Par Value
Net assets	$419,327,391
Shares outstanding	95,887,063
Net asset value per share	$4.37

Class III, $0.01 Par Value
Net assets	$4,915,497
Shares outstanding	1,125,288
Net asset value per share	$4.37

See Notes to Financial Statements.

Statement of Operations

FOR THE SIX MONTHS ENDED JUNE 30, 2009 (UNAUDITED)
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $166,570)	$ 18,455,894
Interest	14,532
18,470,426

Expenses:
Management fees	4,714,184
Distribution fees	492,707
Directors’ fees and expenses	27,567
Other expenses	953
5,235,411

Net investment income (loss)	13,235,015

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(184,263,251)
Futures contract transactions	(312,036)
Foreign currency transactions	(1,630,479)
(186,205,766)

Change in net unrealized appreciation (depreciation) on:
Investments	131,350,957
Translation of assets and liabilities in foreign currencies	854,641
132,205,598

Net realized and unrealized gain (loss)	(54,000,168)

Net Increase (Decrease) in Net Assets Resulting from Operations	$ (40,765,153)

See Notes to Financial Statements.

Statement of Changes in Net Assets

SIX MONTHS ENDED JUNE 30, 2009 (UNAUDITED) AND YEAR ENDED DECEMBER 31, 2008
Increase (Decrease) in Net Assets	2009	2008
Operations
Net investment income (loss)	$ 13,235,015	$ 41,209,091
Net realized gain (loss)	(186,205,766)	(268,304,965)
Change in net unrealized appreciation (depreciation)	132,205,598	(284,211,785)
Net increase (decrease) in net assets resulting from operations	(40,765,153)	(511,307,659)

Distributions to Shareholders
From net investment income:
Class I	(34,192,825)	(28,899,596)
Class II	(19,405,805)	(14,084,486)
Class III	(273,849)	(203,206)
From net realized gains:
Class I	—	(153,427,939)
Class II	—	(79,903,650)
Class III	—	(1,078,818)
Decrease in net assets from distributions	(53,872,479)	(277,597,695)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	(127,353,227)	(210,627,574)(1)

Redemption Fees
Increase in net assets from redemption fees	506	—(1)

Net increase (decrease) in net assets	(221,990,353)	(999,532,928)

Net Assets
Beginning of period	1,246,320,413	2,245,853,341
End of period	$1,024,330,060	$1,246,320,413

Undistributed net investment income	$302,044	$40,939,508
(1) Capital share transactions for the year ended December 31, 2008 were net of redemption fees (Note 4).

See Notes to Financial Statements.

Notes to Financial Statements

JUNE 30, 2009 (UNAUDITED)

1. Organization and Summary of Significant Accounting Policies

Organization — American Century Variable Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. VP Value Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified under the 1940 Act. The fund’s investment objective is to seek long-term capital growth. Income is a secondary objective. The fund pursues its investment objective by investing primarily in equity securities of companies that management believes to be undervalued at the time of purchase. The following is a summary of the fund’s significant accounting policies.

Multiple Class — The fund is authorized to issue Class I, Class II and Class III. The share classes differ principally in their respective distribution and shareholder servicing expenses and arrangements. All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Security Valuations — Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Investments in open-end management investment companies are valued at the reported net asset value. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Directors. If the fund determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security’s fair value, such security is valued as determined by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors, if such determination would materially impact a fund’s net asset value. Certain other circumstances may cause the fund to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

Security Transactions — For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Exchange Traded Funds — The fund may invest in exchange traded funds (ETFs). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. A fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Foreign Currency Transactions — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on investment transactions and unrealized appreciation (depreciation) on investments, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The fund records the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2005. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with any federal or state income tax obligations, if any, are recorded as interest expense.

Distributions to Shareholders — Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of December 31, 2008, the fund had accumulated net realized capital loss carryovers for federal income tax purposes of $(260,702,193), which may be used to offset future taxable gains. The capital loss carryovers expire in 2016.

The fund has elected to treat $(27,555,811) and $(51,404) of net capital and foreign currency losses, respectively, incurred in the two-month period ended December 31, 2008, as having been incurred in the following fiscal year for federal income tax purposes.

Redemption — The fund may impose a 1.00% redemption fee on shares held less than 60 days. The fee may not be applicable to all classes. The redemption fee is retained by the fund and helps cover transaction costs that long-term investors may bear when a fund sells securities to meet investor redemptions.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund. The risk of material loss from such claims is considered by management to be remote.

Use of Estimates — The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Subsequent Events — Management has evaluated events or transactions that may have occurred since June 30, 2009, that would merit recognition or disclosure in the financial statements. This evaluation was completed through August 14, 2009, the date the financial statements were issued.

2. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered “interested persons” as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the specific class of shares of the fund and paid monthly in arrears. For funds with a stepped fee schedule, the rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account each fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule for each class of the fund ranges from 0.90% to 1.00% for Class I and Class III and from 0.80% to 0.90% for Class II. The effective annual management fee for each class of the fund for the six months ended June 30, 2009, was 0.97%, 0.87% and 0.97% for Class I, Class II and Class III, respectively.

Distribution Fees — The Board of Directors has adopted the Master Distribution Plan (the plan) for Class II, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that Class II will pay American Century Investment Services, Inc. (ACIS) an annual distribution fee equal to 0.25%. The fee is computed and accrued daily based on the Class II daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of Class II including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. Fees incurred under the plan during the six months ended June 30, 2009, are detailed in the Statement of Operations.

Acquired Fund Fees and Expenses — The fund may invest in mutual funds, exchange traded funds, and business development companies (the acquired funds). The fund will indirectly realize its pro rata share of the fees and expenses of the acquired funds in which it invests. These indirect fees and expenses are not paid out of the fund’s assets but are reflected in the return realized by the fund on its investment in the acquired funds.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc. (ACC), the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation’s transfer agent, American Century Services, LLC.

The fund is eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund has a Mutual Funds Services Agreement with J.P. Morgan Investor Services Co. (JPMIS) and a securities lending agreement with JPMorgan Chase Bank (JPMCB). JPMCB is a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

3. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the six months ended June 30, 2009, were $268,731,326 and $457,862,106, respectively.

As of June 30, 2009, the composition of unrealized appreciation and depreciation of investment securities based on the aggregate cost of investments for federal income tax purposes was as follows:

Federal tax cost of investments	$1,226,048,462
Gross tax appreciation of investments	$ 27,936,799
Gross tax depreciation of investments	(245,182,522)
Net tax appreciation (depreciation) of investments	$(217,245,723)

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

4. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Six months ended June 30, 2009		Year ended December 31, 2008
	Shares	Amount	Shares	Amount
Class I/Shares Authorized	650,000,000		650,000,000
Sold	4,872,583	$ 20,272,807	10,225,178	$ 56,231,142
Issued in reinvestment of distributions	8,300,730	34,192,825	30,694,871	182,327,535
Redeemed	(46,051,290)	(187,595,229)	(67,500,099)	(397,449,335)
	(32,877,977)	(133,129,597)	(26,580,050)	(158,890,658)
Class II/Shares Authorized	350,000,000		300,000,000
Sold	5,491,315	23,225,718	9,012,541	49,647,509
Issued in reinvestment of distributions	4,692,281	19,405,805	15,796,325	93,988,136
Redeemed	(8,941,113)	(36,147,330)	(32,704,890)	(194,852,954)
	1,242,483	6,484,193	(7,896,024)	(51,217,309)
Class III/Shares Authorized	50,000,000		50,000,000
Sold	203,680	844,896	481,818	2,666,626
Issued in reinvestment of distributions	66,397	273,849	215,829	1,282,024
Redeemed	(467,115)	(1,826,568)	(765,465)	(4,468,257)(1)
	(197,038)	(707,823)	(67,818)	(519,607)
Net increase (decrease)	(31,832,532)	$(127,353,227)	(34,543,892)	$(210,627,574)

(1) Net redemption fees of $2,549.

5. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

• Level 1 valuation inputs consist of actual quoted prices in an active market for identical securities;

• Level 2 valuation inputs consist of significant direct or indirect observable market data  (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

• Level 3 valuation inputs consist of significant unobservable inputs (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the valuation inputs used to determine the fair value of the fund’s securities and other financial instruments as of June 30, 2009:

	Level 1	Level 2	Level 3
Investment Securities
Domestic Common Stocks	$ 920,687,814	—	—
Foreign Common Stocks	26,612,560	$50,802,365	—
Temporary Cash Investments	—	10,700,000	—
Total Value of Investment Securities	$ 947,300,374	$61,502,365	—

Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$ 234,118	—
Total Unrealized Gain (Loss)
on Other Financial Instruments	—	$ 234,118	—

6. Derivative Instruments

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. During the six months ended June 30, 2009, the fund purchased futures contracts.

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund’s exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The risk of loss from non-performance by the counterparty may be reduced by the use of master netting agreements. During the six months ended June 30, 2009, the fund participated in forward foreign currency exchange contracts.

Value of Derivative Instruments as of June 30, 2009:

	Asset Derivatives		Liability Derivatives
	Location on Statement		Location on Statement
Type of Derivative	of Assets and Liabilities	Value	of Assets and Liabilities	Value
Equity Price Risk	Receivable for variation margin	—	Payable for variation margin	—
	on futures contracts		on futures contracts
Foreign	Receivable for forward foreign	$234,118	Payable for forward foreign	—
Currency Risk	currency exchange contracts		currency exchange contracts
		$234,118		—

Effect of Derivative Instruments on the Statement of Operations for the six months ended
June 30, 2009:

Change in Net Unrealized
	Net Realized Gain (Loss)		Appreciation (Depreciation)
	Location on		Location on
Type of Derivative	Statement of Operations		Statement of Operations
Equity Price Risk	Net realized gain (loss) on	$ (312,036)	Change in net unrealized	—
	futures contract transactions		appreciation (depreciation)
on futures contracts
Foreign	Net realized gain (loss) on	(2,846,621)	Change in net unrealized	$857,171
Currency Risk	foreign currency transactions		appreciation (depreciation)
on translation of assets and
liabilities in foreign currencies
		$(3,158,657)		$857,171

The value of derivative instruments at period end and the effect of derivatives on the Statement of Operations is indicative of the fund’s typical volume.

7. Interfund Lending

The fund, along with certain other funds in the American Century Investments family of funds, may participate in an interfund lending program, pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC). This program provides an alternative credit facility allowing the fund to borrow from or lend to other funds in the American Century Investments family of funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. The interfund loan rate earned/paid on interfund lending transactions is determined daily based on the average of certain current market rates. Interfund lending transactions normally extend only overnight, but can have a maximum duration of seven days. The program is subject to annual approval by the Board of Directors. During the six months ended June 30, 2009, the fund did not utilize the program.

8. Recently Issued Accounting Standards

In March 2008, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities — an amendment of FASB Statement No. 133” (FAS 161). FAS 161 is effective for interim periods beginning after November 15, 2008 and has been adopted by the fund. FAS 161 amends and expands disclosures about derivative instruments and hedging activities. FAS 161 requires qualitative disclosures about the objectives and strategies of derivative instruments, quantitative disclosures about the fair value amounts of and gains and losses on derivative instruments, and disclosures of credit-risk-related contingent features in hedging activities.

Financial Highlights
VP Value

Class I
For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
	2009(1)	2008	2007	2006	2005	2004
Per-Share Data
Net Asset Value,
Beginning of Period	$4.68	$7.47	$8.74	$8.20	$8.75	$7.79
Income From
Investment Operations
Net Investment
Income (Loss)(2)	0.06	0.14	0.13	0.13	0.13	0.09
Net Realized and
Unrealized Gain (Loss)	(0.15)	(1.93)	(0.54)	1.26	0.28	1.01
Total From
Investment Operations	(0.09)	(1.79)	(0.41)	1.39	0.41	1.10
Distributions
From Net
Investment Income	(0.22)	(0.16)	(0.14)	(0.12)	(0.08)	(0.08)
From Net Realized Gains	—	(0.84)	(0.72)	(0.73)	(0.88)	(0.06)
Total Distributions	(0.22)	(1.00)	(0.86)	(0.85)	(0.96)	(0.14)
Net Asset Value,
End of Period	4.37	$4.68	$7.47	$8.74	$8.20	$8.75

Total Return(3)	(1.68)%	(26.78)%	(5.14)%	18.65%	5.03%	14.33%

Ratios/Supplemental Data
Ratio of Operating
Expenses to Average
Net Assets	0.98%(4)	0.95%	0.93%	0.93%	0.93%	0.93%
Ratio of Net Investment
Income (Loss) to Average
Net Assets	2.67%(4)	2.46%	1.65%	1.58%	1.66%	1.16%
Portfolio Turnover Rate	27%	111%	152%	132%	133%	139%
Net Assets, End of Period
(in thousands)	$600,087	$797,196	$1,470,148	$1,971,620	$2,297,418	$2,248,902

(1)	Six months ended June 30, 2009 (unaudited).
(2)	Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4)	Annualized.
See Notes to Financial Statements.

VP Value

Class II
For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
	2009(1)	2008	2007	2006	2005	2004
Per-Share Data
Net Asset Value,
Beginning of Period	$4.68	$7.46	$8.73	$8.19	$8.74	$7.78
Income From
Investment Operations
Net Investment
Income (Loss)(2)	0.05	0.14	0.12	0.12	0.12	0.08
Net Realized and
Unrealized Gain (Loss)	(0.15)	(1.93)	(0.54)	1.25	0.27	1.01
Total From
Investment Operations	(0.10)	(1.79)	(0.42)	1.37	0.39	1.09
Distributions
From Net
Investment Income	(0.21)	(0.15)	(0.13)	(0.10)	(0.06)	(0.07)
From Net Realized Gains	—	(0.84)	(0.72)	(0.73)	(0.88)	(0.06)
Total Distributions	(0.21)	(0.99)	(0.85)	(0.83)	(0.94)	(0.13)
Net Asset Value,
End of Period	$4.37	$4.68	$7.46	$8.73	$8.19	$8.74

Total Return(3)	(1.91)%	(26.80)%	(5.31)%	18.46%	4.85%	14.17%

Ratios/Supplemental Data
Ratio of Operating
Expenses to Average
Net Assets	1.13%(4)	1.10%	1.08%	1.08%	1.08%	1.08%
Ratio of Net Investment
Income (Loss) to Average
Net Assets	2.52%(4)	2.31%	1.50%	1.43%	1.51%	1.01%
Portfolio Turnover Rate	27%	111%	152%	132%	133%	139%
Net Assets, End of Period
(in thousands)	$419,327	$442,933	$765,324	$840,512	$648,071	$433,465

(1)	Six months ended June 30, 2009 (unaudited).
(2)	Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4)	Annualized.
See Notes to Financial Statements.

VP Value

Class III
For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
	2009(1)	2008	2007	2006	2005	2004
Per-Share Data
Net Asset Value,
Beginning of Period	$4.68	$7.47	$8.74	$8.20	$8.75	$7.79
Income From
Investment Operations
Net Investment
Income (Loss)(2)	0.06	0.14	0.13	0.13	0.13	0.09
Net Realized and
Unrealized Gain (Loss)	(0.15)	(1.93)	(0.54)	1.26	0.28	1.01
Total From
Investment Operations	(0.09)	(1.79)	(0.41)	1.39	0.41	1.10
Distributions
From Net
Investment Income	(0.22)	(0.16)	(0.14)	(0.12)	(0.08)	(0.08)
From Net Realized Gains	—	(0.84)	(0.72)	(0.73)	(0.88)	(0.06)
Total Distributions	(0.22)	(1.00)	(0.86)	(0.85)	(0.96)	(0.14)
Net Asset Value,
End of Period	$4.37	$4.68	$7.47	$8.74	$8.20	$8.75

Total Return(3)	(1.68)%	(26.78)%	(5.14)%	18.65%	5.03%	14.33%

Ratios/Supplemental Data
Ratio of Operating
Expenses to Average
Net Assets	0.98%(4)	0.95%	0.93%	0.93%	0.93%	0.93%
Ratio of Net Investment
Income (Loss) to Average
Net Assets	2.67%(4)	2.46%	1.65%	1.58%	1.66%	1.16%
Portfolio Turnover Rate	27%	111%	152%	132%	133%	139%
Net Assets, End of Period
(in thousands)	$4,915	$6,191	$10,381	$16,931	$8,750	$6,387

(1)	Six months ended June 30, 2009 (unaudited).
(2)	Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4)	Annualized.
See Notes to Financial Statements.

Approval of Management Agreement

Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated and approved by a majority of a fund’s independent directors (the “Directors”) each year. At American Century Investments, this process is referred to as the “15(c) Process.” As a part of this process, the board reviews fund performance, shareholder services, audit and compliance information, and a variety of other reports from the advisor concerning fund operations. In addition to this annual review, the board of directors oversees and evaluates on a continuous basis at its quarterly meetings the nature and quality of significant services performed by the advisor, fund performance, audit and compliance information, and a variety of other reports relating to fund operations. The board, or committees of the board, also holds special meetings as needed.

Under a Securities and Exchange Commission rule, each fund is required to disclose in its annual or semiannual report, as appropriate, the material factors and conclusions that formed the basis for the board’s approval or renewal of any advisory agreements within the fund’s most recently completed fiscal half-year period.

Annual Contract Review Process

As part of the annual 15(c) Process undertaken during the most recent fiscal half-year period, the Directors reviewed extensive data and information compiled by the advisor and certain independent providers of evaluative data (the “15(c) Providers”) concerning the VP Value Fund (the “Fund”) and the services provided to the Fund under the management agreement. The information considered and the discussions held at the meetings included, but were not limited to:

• the nature, extent and quality of investment management, shareholder services and other services provided to the Fund;

• the wide range of programs and services the advisor provides to the Fund and their shareholders on a routine and non-routine basis;

• the compliance policies, procedures, and regulatory experience of the advisor;

• data comparing the cost of owning the Fund to the cost of owning a similar fund;

• data comparing the Fund’s performance to appropriate benchmarks and/ or a peer group of other mutual funds with similar investment objectives and strategies;

• financial data showing the profitability of the Fund to the advisor and the overall profitability of the advisor;

• data comparing services provided and charges to other investment management clients of the advisor; and

• consideration of collateral benefits derived by the advisor from the management of the Fund and any potential economies of scale relating thereto.

In keeping with its practice, the Fund’s board of directors held two in-person meetings and one telephonic meeting to review and discuss the information provided. The board also had the benefit of the advice of its independent counsel throughout the period.

Factors Considered

The Directors considered all of the information provided by the advisor, the 15(c) Providers, and the board’s independent counsel, and evaluated such information for each fund for which the board has responsibility. In connection with their review of the Fund, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management and subadvisory agreements under the terms ultimately determined by the board to be appropriate, the Directors’ decision was based on the following factors.

Nature, Extent and Quality of Services — Generally. Under the management agreement, the advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The board noted that under the management agreement, the advisor provides or arranges at its own expense a wide variety of services including:

• Fund construction and design

• portfolio security selection

• initial capitalization/funding

• securities trading

• Fund administration

• custody of Fund assets

• daily valuation of the Fund’s portfolio

• shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping and communications

• legal services

• regulatory and portfolio compliance

• financial reporting

• marketing and distribution

The Directors noted that many of the services provided by the advisor have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry and the changing regulatory environment. They discussed with the advisor the challenges presented by these changes and the impact on the Fund. In performing their evaluation, the Directors considered information received in connection with the annual review, as well as information provided on an ongoing basis at their regularly scheduled board and committee meetings.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments, and liquidity. In evaluating investment performance, the board expects the advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. At each quarterly meeting the Directors review investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of funds managed similarly to the Fund. The Directors also review detailed performance information during the 15(c) Process comparing the Fund’s performance with that of similar funds not managed by the advisor. If performance concerns are identified, the Directors discuss with the advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance for both the one- and three-year periods was above the median for its peer group.

Shareholder and Other Services. The advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Directors review reports and evaluations of such services at their regular quarterly meetings, including the annual meeting concerning contract review, and reports to the board. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the advisor.

Costs of Services Provided and Profitability. The advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the advisor the methodology used to prepare this financial information. This financial information regarding the advisor is considered in order to evaluate the advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The board concluded that the advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Directors generally consider the advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Directors review information provided by the advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Directors concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The analysis of economies of scale is further complicated by the additional services and content provided by the advisor and its reinvestment in its ability to provide and expand those services. Accordingly, the Directors seek to evaluate economies of scale by reviewing other information, such as year-over-year profitability of the advisor generally, the profitability of its management of the Fund specifically, the expenses incurred by the advisor in providing various functions to the Fund, and the fees of competitive funds not managed by the advisor. The Directors believe the advisor is appropriately sharing economies of scale through its competitive fee structure, fee breakpoints as the Fund increases in size, and through reinvestment in its business to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The Fund pays the advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent directors (including their independent legal counsel). Under the unified fee structure, the advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, record-keeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Directors’ analysis of fee levels involves reviewing certain evaluative data compiled by a 15(c) Provider comparing the Fund’s unified fee to the total expense ratio of other funds in the Fund’s peer group and performing a regression analysis to evaluate the effect of fee breakpoints as assets under management increase. The unified fee charged to shareholders of the Fund was above the median of the total expense ratios of its peer group. In addition, the Directors also reviewed updated fee level data provided by the advisor, but recognized that comparative data was particularly difficult to evaluate given the significant market developments during the past year. The board indicated that it would continue to monitor the expense ratio of the Fund, but concluded that the management fee paid by the Fund to the advisor was reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Directors also requested and received information from the advisor concerning the nature of the services, fees, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Directors analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral Benefits Derived by the Advisor. The Directors considered the existence of collateral benefits the advisor may receive as a result of its relationship with the Fund. They concluded that the advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Directors noted that the advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit fund shareholders. The Directors also determined that the advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Directors concluded, however, that the assets of those other clients are not material to the analysis and, in any event, are included with the assets of the Fund to determine breakpoints in the Fund’s fee schedule, provided they are managed using the same investment team and strategy.

Conclusions of the Directors

As a result of this process, the board, including all of the independent directors, in the absence of particular circumstances and assisted by the advice of legal counsel that is independent of the advisor, taking into account all of the factors discussed above and the information provided by the advisor concluded that the investment management agreement between the Fund and the advisor is fair and reasonable in light of the services provided and should be renewed.

Additional Information

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-378-9878. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at ipro.americancentury.com (for Investment Professionals) and, upon request, by calling 1-800-378-9878.

Index Definitions

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The Lipper Multi-Cap Value Index is an equally-weighted index of, typically, the 30 largest mutual funds that use a value investment strategy to purchase securities of companies of all market capitalizations.

The Russell 1000® Index is a market-capitalization weighted, large-cap index created by Frank Russell Company to measure the performance of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell 1000® Growth Index measures the performance of those Russell 1000 Index companies (the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell 1000® Value Index measures the performance of those Russell 1000 Index companies (the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The Russell 2000® Index is a market-capitalization weighted index created by Frank Russell Company to measure the performance of the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell 2000® Growth Index measures the performance of those Russell 2000 Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell 2000® Value Index measures the performance of those Russell 2000 Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

The Russell 3000® Value Index measures the performance of those Russell 3000 Index companies (the 3,000 largest U.S. companies based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The Russell Midcap® Index measures the performance of the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell Midcap® Growth Index measures the performance of those Russell Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell Midcap® Value Index measures the performance of those Russell Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The S&P 500 Index is a market value-weighted index of the stocks of 500 publicly traded U.S. companies chosen for market size, liquidity, and industry group representation that are considered to be leading firms in dominant industries. Each stock’s weight in the index is proportionate to its market value. Created by Standard & Poor’s, it is considered to be a broad measure of U.S. stock market performance.

Notes

Notes

Notes

Contact Us
americancentury.com
Automated Information Line	1-800-345-8765
Investment Professional Service Representatives	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113
American Century Variable Portfolios, Inc.
Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor

©2009 American Century Proprietary Holdings, Inc. All rights reserved.

0908
CL-SAN-66141

Semiannual Report
June 30, 2009

American Century Variable Portfolios

VP VistaSM Fund

Market Perspective	2
U.S. Stock Index Returns	2

VP Vista

Performance	3
Portfolio Commentary	5
Top Ten Holdings	7
Top Five Industries	7
Types of Investments in Portfolio	7

Shareholder Fee Example	8

Financial Statements

Schedule of Investments	10
Statement of Assets and Liabilities	13
Statement of Operations	14
Statement of Changes in Net Assets	15
Notes to Financial Statements	16
Financial Highlights	22

Other Information

Approval of Management Agreement	24
Additional Information	29
Index Definitions	30

The opinions expressed in the Market Perspective and the Portfolio Commentary reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century Investments or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Market Perspective

By Enrique Chang, Chief Investment Officer, American Century Investments

Stocks Bounced Back from Rough 2008

The U.S. stock market endured significant volatility during the first half of 2009, but finished the period with positive returns (see the table below). The market’s advance was driven by a dramatic shift in market sentiment as extreme pessimism regarding the economy and financial sector gave way to renewed optimism.

Stocks began the year on a downward trajectory as economic conditions continued to deteriorate. The U.S. economy shed 3.4 million jobs during the six-month period, boosting the unemployment rate to a 26-year high of 9.5%. Retail sales fell as consumers moved to reduce debt and increase savings, while the housing market remained weak as rising foreclosures weighed on home prices. In addition, the financial sector faced growing losses and distressed balance sheets amid a lack of liquidity in the credit markets.

The stock market hit a multi-year low on March 9 and then staged a powerful rally that lasted through the end of the period. Signs of economic stabilization generated optimism about a possible recovery, and investors also grew more confident about the federal government’s actions to stimulate economic activity and restore liquidity in the credit markets. From March 9 to June 30, the broad equity indices surged by more than 35%.

For the six-month period, mid-cap stocks generated the best results, while small-cap issues lagged. Growth shares outpaced value by a substantial margin across all market capitalizations.

The Fundamental Truth

The market’s recent rally, while encouraging, was led by low-quality stocks—those with weak balance sheets, declining earnings, and poor cash flow. These stocks were the most beaten down during the market decline in late 2008 and early 2009, so they had the most to gain when market sentiment shifted abruptly.

However, a truly sustainable long-term rally must be based on improving fundamentals rather than changing perceptions, and the economic outlook remains uncertain. We will need to see substantial improvements in economic and company fundamentals in order to sustain recent gains and expand the breadth of the rally.

U.S. Stock Index Returns
For the six months ended June 30, 2009*
Russell 1000 Index (Large-Cap)	4.32%	Russell 2000 Index (Small-Cap)	2.64%
Russell 1000 Growth Index	11.53%	Russell 2000 Growth Index	11.36%
Russell 1000 Value Index	–2.87%	Russell 2000 Value Index	–5.17%
Russell Midcap Index	9.96%	*Total returns for periods less than one year are not annualized.
Russell Midcap Growth Index	16.61%
Russell Midcap Value Index	3.19%

2

Performance

VP Vista

Total Returns as of June 30, 2009
			Average Annual Returns
				Since	Inception
	6 months(1)	1 year	5 years	Inception	Date
Class I	1.67%	-43.21%	-1.92%	1.86%	10/5/01
Russell Midcap Growth Index(2)	16.61%	-30.33%	-0.44%	3.38%	—
Class II	1.68%	-43.25%	—	-2.15%	4/29/05

(1)	Total returns for periods less than one year are not annualized.
(2)	Data provided by Lipper Inc. — A Reuters Company. © 2009 Reuters. All rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.
The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable. Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

The performance information presented does not include charges and deductions imposed by the insurance company separate account under the variable annuity or variable life insurance contracts. The inclusion of such charges could significantly lower performance. Please refer to the insurance company separate account prospectus for a discussion of the charges related to insurance contracts.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-6488. The fund’s investment process may result in high portfolio turnover, high commission costs and high capital gains distributions. In addition, its investment approach may involve higher volatility and risk. International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Class I shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

3

VP Vista

Growth of $10,000 Over Life of Class

One-Year Returns Over Life of Class
Periods ended June 30
	2002*	2003	2004	2005	2006	2007	2008	2009
Class I	-3.20%	-0.52%	31.98%	4.17%	16.72%	24.81%	5.28%	-43.21%
Russell Midcap Growth Index	-3.25%	7.35%	27.33%	10.86%	13.04%	19.73%	-6.42%	-30.33%
*From 10/5/01, Class I’s inception date. Not annualized.

Total Annual Fund Operating Expenses
Class I				Class II
1.01%				1.16%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-6488. The fund’s investment process may result in high portfolio turnover, high commission costs and high capital gains distributions. In addition, its investment approach may involve higher volatility and risk. International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Class I shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

4

Portfolio Commentary
VP Vista

Portfolio Managers: Glenn Fogle and Brad Eixmann

Performance Summary

VP Vista returned 1.67%* for the six months ended June 30, 2009, lagging the 16.61% return of its benchmark, the Russell Midcap Growth Index.

As described on page 2, equity indices delivered positive results for the reporting period in an environment of continued market volatility, although early signs of economic improvement began to appear. Amid this volatility, VP Vista’s management team remained focused on the fundamental business prospects of its portfolio investments.

Within the portfolio, poor stock selection in the consumer discretionary sector accounted for the vast majority of VP Vista’s underperformance relative to its benchmark. Holdings in the financials, health care, and industrials sectors further trimmed relative returns.

Consumer Discretionary Lagged

Holdings within the consumer discretionary sector detracted from returns relative to the benchmark. An overweight allocation to auto parts stores benefited absolute performance, but the holdings collectively underper-formed the benchmark for the time they were held in the portfolio.

Also within the sector, an overweight stake in select private education companies, including Corinthian Colleges, Inc., hurt both absolute and relative performance. These holdings have benefited in previous reporting periods from expanding student enrollments as a result of corporate layoffs and fewer job opportunities. During the reporting period, though, the share prices of these companies fell as investors were seemingly willing to move toward more aggressive holdings within the sector.

Poor stock selection among casinos and casual dining restaurants also curbed relative returns. Within these groups, the portfolio held stakes in some benchmark laggards while missing some benchmark constituents that performed well for the reporting period.

Elsewhere in the consumer discretionary sector, overweighted positions in discount retailers, including Family Dollar Stores, Inc., also weighed on performance. Companies in this category have benefited from the weak economy causing consumers to trade down in their buying habits, and investors had viewed them as defensive positions. During the reporting period, these companies lost ground as investors shifted toward more aggressive stocks.

*All fund returns referenced in this commentary are for Class I shares. Total returns for periods less than one year are not annualized.

5

VP Vista

Financials, Health Care Detracted

The financials sector also weighed on returns. Here, the portfolio’s stock selection in the insurance industry detracted from absolute and relative performance. Fidelity National Financial, Inc., in particular, was the most significant detractor from VP Vista’s relative returns, as the company generated a loss in the first quarter. Elsewhere in the financials sector, holdings in the capital markets industry and an overweight allocation to the commercial banks industry further curbed absolute and relative returns.

The health care sector was also a source of underperformance relative to the benchmark, although the sector generated positive absolute returns for VP Vista. Within the sector, stakes in health care providers weighed on absolute and relative returns. A position in UnitedHealth Group, Inc., which is not a constituent of the benchmark, trimmed returns. An overweight stake in geriatric pharmaceutical provider Omnicare, Inc. hurt absolute and relative performance amid investor concern that new legislation under the Obama administration might hamper the company’s revenue growth.

Industrials Declined

Within the industrials sector, the portfolio held an overweight stake in the airlines industry. This allocation hurt absolute and relative performance as the group experienced shrinking demand during the reporting period. Within the industry, an overweight position in Alaska Air Group, Inc. weighed meaningfully on relative returns as the company’s share price fell 38%.

Select Holdings Contributed

We allocated a portion of VP Vista’s assets to holdings of companies outside of the United States. This allocation benefited portfolio returns, as international stocks generated stronger returns than the domestic market. China-based Netease.com, Inc. was a key contributor to portfolio gains. The company, which operates an interactive online community in China, experienced a 59% share price gain during the period.

Outlook

VP Vista’s investment process focuses on medium-sized and smaller companies with accelerating earnings growth rates and share price momentum. We believe that active investing in such companies will generate outperformance over time compared with the Russell Midcap Growth Index.

We remain confident in our process, despite the current high levels of market volatility and tilt away from momentum-style investing. We continue monitoring the market for any meaningful, sustainable changes in sector leadership.

6

VP Vista

Top Ten Holdings as of June 30, 2009
	% of net assets	% of net assets
	as of 6/30/09	as of 12/31/08
SBA Communications Corp., Class A	2.5%	2.2%
Morgan Stanley	2.1%	–%
Quanta Services, Inc.	2.0%	2.0%
Janus Capital Group, Inc.	2.0%	–%
Express Scripts, Inc.	2.0%	2.2%
Corning, Inc.	1.9%	–%
Petrohawk Energy Corp.	1.8%	1.8%
AECOM Technology Corp.	1.8%	1.3%
McAfee, Inc.	1.7%	1.0%
Celanese Corp., Class A	1.7%	–%

Top Five Industries as of June 30, 2009
	% of net assets	% of net assets
	as of 6/30/09	as of 12/31/08
Semiconductors & Semiconductor Equipment	9.3%	2.3%
Capital Markets	7.5%	3.7%
Specialty Retail	6.7%	2.6%
Hotels, Restaurants & Leisure	6.2%	1.6%
Construction & Engineering	5.9%	4.5%

Types of Investments in Portfolio
	% of net assets	% of net assets
	as of 6/30/09	as of 12/31/08
Domestic Common Stocks	86.8%	90.9%
Foreign Common Stocks(1)	12.8%	7.6%
Total Common Stocks	99.6%	98.5%
Temporary Cash Investments	1.0%	1.7%
Other Assets and Liabilities	(0.6)%	(0.2)%
(1) Includes depositary shares, dual listed securities and foreign ordinary shares.

7

Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/ exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2009 to June 30, 2009.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*	Annualized
	1/1/09	6/30/09	1/1/09 – 6/30/09	Expense Ratio*
Actual
Class I	$1,000	$1,016.70	$5.00	1.00%
Class II	$1,000	$1,016.80	$5.75	1.15%
Hypothetical
Class I	$1,000	$1,019.84	$5.01	1.00%
Class II	$1,000	$1,019.09	$5.76	1.15%
*Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

9

Schedule of Investments
VP Vista

JUNE 30, 2009 (UNAUDITED)

	Shares	Value		Shares	Value
Common Stocks — 99.6%			CONSTRUCTION & ENGINEERING — 5.9%
			AECOM Technology Corp.(1)	27,995	$ 895,840
AEROSPACE & DEFENSE — 1.4%
			Foster Wheeler AG(1)	9,787	232,441
BE Aerospace, Inc.(1)	24,492	$ 351,705
Precision Castparts Corp.	4,560	333,017	Quanta Services, Inc.(1)	43,649	1,009,602
		684,722	Shaw Group, Inc. (The)(1)	9,230	252,994
AIR FREIGHT & LOGISTICS — 1.0%			URS Corp.(1)	10,481	519,019
C.H. Robinson					2,909,896
Worldwide, Inc.	4,643	242,132	CONTAINERS & PACKAGING — 1.6%
Expeditors International of			Crown Holdings, Inc.(1)	32,555	785,878
Washington, Inc.	7,337	244,616	DIVERSIFIED FINANCIAL SERVICES — 1.7%
		486,748	CME Group, Inc.	873	271,599
AUTO COMPONENTS — 1.4%			IntercontinentalExchange,
Autoliv, Inc.	10,426	299,956	Inc.(1)	4,883	557,834
BorgWarner, Inc.	11,633	397,267			829,433
		697,223	ELECTRICAL EQUIPMENT — 2.3%
BIOTECHNOLOGY — 1.1%			JA Solar Holdings Co. Ltd.
Alexion			ADR(1)	53,010	249,147
Pharmaceuticals, Inc.(1)	12,737	523,745	Suntech Power
CAPITAL MARKETS — 7.5%			Holdings Co. Ltd. ADR(1)	35,016	625,386
Janus Capital Group, Inc.	86,419	985,176	Vestas Wind Systems A/S(1)	3,526	253,476
Jefferies Group, Inc.(1)	30,908	659,268			1,128,009
Lazard Ltd., Class A	13,787	371,146	ELECTRONIC EQUIPMENT,
Morgan Stanley	35,674	1,017,066	INSTRUMENTS & COMPONENTS — 2.9%
TD Ameritrade			AU Optronics Corp. ADR	25,263	244,546
Holding Corp.(1)	15,872	278,395	Corning, Inc.	57,436	922,422
Waddell & Reed			LG Display Co., Ltd.	9,830	245,241
Financial, Inc., Class A	14,375	379,069	LG Display Co., Ltd. ADR	927	11,578
		3,690,120			1,423,787
CHEMICALS — 3.5%			ENERGY EQUIPMENT & SERVICES — 3.2%
Agrium, Inc.	6,484	258,647	Atwood Oceanics, Inc.(1)	19,863	494,787
Celanese Corp., Class A	34,961	830,324	Cameron
CF Industries Holdings, Inc.	4,996	370,403	International Corp.(1)	17,748	502,269
Scotts Miracle-Gro Co.			Oceaneering
(The), Class A	6,792	238,060	International, Inc.(1)	7,739	349,803
		1,697,434	Weatherford
COMMERCIAL SERVICES & SUPPLIES — 0.8%			International Ltd.(1)	12,157	237,791
Tetra Tech, Inc.(1)	12,972	371,648			1,584,650
COMMUNICATIONS EQUIPMENT — 2.4%			FOOD PRODUCTS — 0.5%
			Green Mountain Coffee
Brocade			Roasters, Inc.(1)	4,267	252,265
Communications Systems(1)	38,347	299,874
CommScope, Inc.(1)	24,071	632,104	HEALTH CARE EQUIPMENT & SUPPLIES — 1.5%
Tellabs, Inc.(1)	42,865	245,616	Edwards
			Lifesciences Corp.(1)	4,030	274,161
		1,177,594	St. Jude Medical, Inc.(1)	11,793	484,692
COMPUTERS & PERIPHERALS — 0.6%					758,853
Western Digital Corp.(1)	11,074	293,461

10

VP Vista

	Shares	Value		Shares	Value
HEALTH CARE PROVIDERS & SERVICES — 3.0%			Ingersoll-Rand Co. Ltd.,
Express Scripts, Inc.(1)	14,208	$ 976,800	Class A	11,099	$ 231,969
Medco Health			Joy Global, Inc.	11,213	400,528
Solutions, Inc.(1)	10,928	498,426			1,390,513
		1,475,226	MARINE — 0.7%
HEALTH CARE TECHNOLOGY — 0.5%			Diana Shipping, Inc.	17,490	232,967
Allscripts-Misys Healthcare			Genco Shipping &
Solutions, Inc.	16,482	261,405	Trading Ltd.	5,712	124,064
HOTELS, RESTAURANTS & LEISURE — 6.2%					357,031
Boyd Gaming Corp.(1)	11,266	95,761	METALS & MINING — 5.3%
Brinker International, Inc.	15,369	261,734	Agnico-Eagle Mines Ltd.	4,981	261,403
Cheesecake Factory, Inc.			AK Steel Holding Corp.	19,763	379,252
(The)(1)	14,233	246,231	Allegheny Technologies, Inc.	9,411	328,726
Ctrip.com International Ltd.			Cia Siderurgica Nacional
ADR(1)	9,142	423,275	SA ADR	16,502	368,820
Darden Restaurants, Inc.	6,959	229,508	Cliffs Natural Resources, Inc.	9,625	235,524
International			Freeport-McMoRan Copper
Game Technology	7,967	126,675	& Gold, Inc.	15,481	775,753
Las Vegas Sands Corp.(1)	31,091	244,375	Kinross Gold Corp.	14,967	271,651
Penn National					2,621,129
Gaming, Inc.(1)	13,682	398,283	MULTILINE RETAIL — 2.9%
PF Chang’s China			Dollar Tree, Inc.(1)	17,575	739,907
Bistro, Inc.(1)	7,989	256,127
Pinnacle			Family Dollar Stores, Inc.	24,675	698,303
Entertainment, Inc.(1)	21,892	203,377			1,438,210
Royal Caribbean Cruises Ltd.	15,284	206,945	OIL, GAS & CONSUMABLE FUELS — 4.9%
WMS Industries, Inc.(1)	7,938	250,127	Alpha Natural
			Resources, Inc.(1)	9,519	250,064
Wynn Resorts Ltd.(1)	2,640	93,192
			Continental
		3,035,610	Resources, Inc.(1)	9,514	264,014
HOUSEHOLD DURABLES — 1.4%			Denbury Resources, Inc.(1)	16,403	241,616
KB Home	33,085	452,603	Petrohawk Energy Corp.(1)	40,620	905,826
NVR, Inc.(1)	498	250,190
			Southwestern Energy Co.(1)	11,730	455,710
		702,793	Whiting Petroleum Corp.(1)	8,486	298,368
INDUSTRIAL CONGLOMERATES — 1.3%					2,415,598
McDermott			PHARMACEUTICALS — 1.0%
International, Inc.(1)	30,221	613,789
			Mylan, Inc.(1)	37,883	494,373
INTERNET & CATALOG RETAIL — 0.5%
Netflix, Inc.(1)	6,421	265,444	SEMICONDUCTORS &
			SEMICONDUCTOR EQUIPMENT — 9.3%
INTERNET SOFTWARE & SERVICES — 2.3%			Altera Corp.	16,307	265,478
Digital River, Inc.(1)	6,557	238,150
			ASML Holding NV
Equinix, Inc.(1)	3,606	262,301	New York Shares	12,298	266,252
NetEase.com, Inc. ADR(1)	17,974	632,325	Broadcom Corp., Class A(1)	30,218	749,104
		1,132,776	Marvell Technology
LIFE SCIENCES TOOLS & SERVICES — 0.7%			Group Ltd.(1)	40,064	466,345
Life Technologies Corp.(1)	8,769	365,843	Microsemi Corp.(1)	36,412	502,486
MACHINERY — 2.8%			PMC - Sierra, Inc.(1)	83,050	661,078
Bucyrus International, Inc.	13,728	392,072	Semtech Corp.(1)	31,081	494,499
Flowserve Corp.	5,242	365,944	Silicon Laboratories, Inc.(1)	14,059	533,398

11

VP Vista

	Shares	Value		Principal
Teradyne, Inc.(1)	54,348	$ 372,827		Amount/
				Shares	Value
Xilinx, Inc.	13,325	272,629
		4,584,096	Temporary Cash Investments — 1.0%
SOFTWARE — 5.6%			FHLB Discount Notes,
			0.01%, 7/1/09(2)	$500,000	$ 500,000
Cerner Corp.(1)	9,215	574,003
Macrovision			JPMorgan U.S. Treasury
Solutions Corp.(1)	33,599	732,794	Plus Money Market Fund
			Agency Shares	8,493	8,493
McAfee, Inc.(1)	20,333	857,849
			TOTAL TEMPORARY
Shanda Interactive			CASH INVESTMENTS
Entertainment Ltd. ADR(1)	11,565	604,734	(Cost $508,493)		508,493
		2,769,380	TOTAL INVESTMENT
SPECIALTY RETAIL — 6.7%			SECURITIES — 100.6%
Advance Auto Parts, Inc.	11,996	497,714	(Cost $44,868,122)		49,567,710
Aeropostale, Inc.(1)	17,146	587,593	OTHER ASSETS
			AND LIABILITIES — (0.6)%		(306,694)
Bed Bath & Beyond, Inc.(1)	9,226	283,700
			TOTAL NET ASSETS — 100.0%		$49,261,016
Best Buy Co., Inc.	6,478	216,948
Chico’s FAS, Inc.(1)	48,110	468,110	Geographic Diversification
O’Reilly Automotive, Inc.(1)	16,510	628,701	(as a % of net assets)
Ross Stores, Inc.	16,185	624,741	United States		86.8%
		3,307,507	People’s Republic of China		5.1%
TEXTILES, APPAREL & LUXURY GOODS — 0.6%			Bermuda		2.2%
Coach, Inc.	10,947	294,255	Canada		1.6%
WIRELESS TELECOMMUNICATION SERVICES — 4.6%			Brazil		0.8%
American Tower Corp.,			Sweden		0.6%
Class A(1)	16,324	514,695
SBA Communications Corp.,			Netherlands		0.5%
Class A(1)	51,144	1,255,074	South Korea		0.5%
Sprint Nextel Corp.(1)	97,506	469,004	Denmark		0.5%
		2,238,773	Taiwan (Republic of China)		0.5%
TOTAL COMMON STOCKS			Greece		0.5%
(Cost $44,359,629)		49,059,217	Cash and Equivalents*		0.4%
			*Includes temporary cash investments and other assets and liabilities.

Forward Foreign Currency Exchange Contracts
Contracts to Sell	Settlement Date	Value	Unrealized Gain (Loss)
679,637 DKK for USD	7/31/09	$127,966	$262
(Value on Settlement Date $128,228)

Notes to Schedule of Investments
ADR = American Depositary Receipt
DKK = Danish Krone
FHLB = Federal Home Loan Bank
USD = United States Dollar
(1) Non-income producing.
(2)	The rate indicated is the yield to maturity at purchase.

See Notes to Financial Statements.

12

Statement of Assets and Liabilities

JUNE 30, 2009 (UNAUDITED)
Assets
Investment securities, at value (cost of $44,868,122)	$49,567,710
Receivable for investments sold	33,833
Receivable for capital shares sold	17,139
Receivable for forward foreign currency exchange contracts	262
Dividends and interest receivable	18,433
49,637,377

Liabilities
Payable for investments purchased	286,522
Payable for capital shares redeemed	47,024
Accrued management fees	40,405
Distribution fees payable	2,410
376,361

Net Assets	$49,261,016

Net Assets Consist of:
Capital (par value and paid-in surplus)	$ 78,790,079
Accumulated net investment loss	(87,112)
Accumulated net realized loss on investment and foreign currency transactions	(34,141,731)
Net unrealized appreciation on investments and translation of assets and liabilities in foreign currencies	4,699,780
$ 49,261,016

Class I, $0.01 Par Value
Net assets	$37,805,892
Shares outstanding	3,451,441
Net asset value per share	$10.95

Class II, $0.01 Par Value
Net assets	$11,455,124
Shares outstanding	1,052,170
Net asset value per share	$10.89

See Notes to Financial Statements.

13

Statement of Operations

FOR THE SIX MONTHS ENDED JUNE 30, 2009 (UNAUDITED)
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $2,974)	$ 138,545
Interest	905
139,450

Expenses:
Management fees	237,577
Distribution fees	14,866
Directors’ fees and expenses	1,169
Other expenses	26
253,638

Net investment income (loss)	(114,188)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(8,192,477)
Foreign currency transactions	(61,103)
(8,253,580)

Change in net unrealized appreciation (depreciation) on:
Investments	8,863,372
Translation of assets and liabilities in foreign currencies	72,132
8,935,504

Net realized and unrealized gain (loss)	681,924

Net Increase (Decrease) in Net Assets Resulting from Operations	$ 567,736

See Notes to Financial Statements.

14

Statement of Changes in Net Assets

SIX MONTHS ENDED JUNE 30, 2009 (UNAUDITED) AND YEAR ENDED DECEMBER 31, 2008
Increase (Decrease) in Net Assets	2009	2008
Operations
Net investment income (loss)	$ (114,188)	$ (523,259)
Net realized gain (loss)	(8,253,580)	(23,901,423)
Change in net unrealized appreciation (depreciation)	8,935,504	(37,464,294)
Net increase (decrease) in net assets resulting from operations	567,736	(61,888,976)

Distributions to Shareholders
From net realized gains:
Class I	—	(3,694,027)
Class II	—	(1,226,895)
Decrease in net assets from distributions	—	(4,920,922)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	(2,224,823)	(24,897,290)

Net increase (decrease) in net assets	(1,657,087)	(91,707,188)

Net Assets
Beginning of period	50,918,103	142,625,291
End of period	$49,261,016	$ 50,918,103

Accumulated undistributed net investment income (loss)	$(87,112)	$27,076

See Notes to Financial Statements.

15

Notes to Financial Statements

JUNE 30, 2009 (UNAUDITED)

1. Organization and Summary of Significant Accounting Policies

Organization — American Century Variable Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. VP Vista Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified under the 1940 Act. The fund’s investment objective is to seek long-term capital growth. The fund pursues its objective by investing in medium-sized and smaller companies that the investment advisor believes will increase in value over time. The following is a summary of the fund’s significant accounting policies.

Multiple Class — The fund is authorized to issue Class I and Class II. The share classes differ principally in their respective distribution and shareholder servicing expenses and arrangements. All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Security Valuations — Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Investments in open-end management investment companies are valued at the reported net asset value. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Directors. If the fund determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security’s fair value, such security is valued as determined by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors, if such determination would materially impact a fund’s net asset value. Certain other circumstances may cause the fund to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

Security Transactions — For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Transactions — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

16

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on investment transactions and unrealized appreciation (depreciation) on investments, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The fund records the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2005. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with any federal or state income tax obligations, if any, are recorded as interest expense.

Distributions to Shareholders — Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of December 31, 2008, the fund had accumulated net realized capital loss carryovers for federal income tax purposes of $(16,248,479), which may be used to offset future taxable gains. The capital loss carryovers expire in 2016.

The fund has elected to treat $(7,769,438) and $(44,864) of net capital and foreign currency losses, respectively, incurred in the two-month period ended December 31, 2008, as having been incurred in the following fiscal year for federal income tax purposes.

17

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund. The risk of material loss from such claims is considered by management to be remote.

Use of Estimates — The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Subsequent Events — Management has evaluated events or transactions that may have occurred since June 30, 2009, that would merit recognition or disclosure in the financial statements. This evaluation was completed through August 14, 2009, the date the financial statements were issued.

2. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered “interested persons” as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the specific class of shares of the fund and paid monthly in arrears. The effective annual management fee for each class of the fund for the six months ended June 30, 2009, was 1.00% and 0.90% for Class I and Class II, respectively.

Distribution Fees — The Board of Directors has adopted the Master Distribution Plan (the plan) for Class II, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that Class II will pay American Century Investment Services, Inc. (ACIS) an annual distribution fee equal to 0.25%. The fee is computed and accrued daily based on the Class II daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of Class II including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. Fees incurred under the plan during the six months ended June 30, 2009, are detailed in the Statement of Operations.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors, and as a group, controlling stockholders of American Century Companies, Inc. (ACC), the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation’s transfer agent, American Century Services, LLC.

The fund is eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund has a Mutual Funds Services Agreement with J.P. Morgan Investor Services Co. (JPMIS). JPMorgan Chase Bank (JPMCB) is a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

18

3. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the six months ended June 30, 2009, were $55,669,023 and $57,427,171, respectively.

As of June 30, 2009, the composition of unrealized appreciation and depreciation of investment securities based on the aggregate cost of investments for federal income tax purposes was as follows:

Federal tax cost of investments	$45,817,774
Gross tax appreciation of investments	$ 5,017,924
Gross tax depreciation of investments	(1,267,988)
Net tax appreciation (depreciation) of investments	$ 3,749,936

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

4. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Six months ended June 30, 2009		Year ended December 31, 2008
	Shares	Amount	Shares	Amount
Class I/Shares Authorized	50,000,000		50,000,000
Sold	544,018	$ 5,758,085	2,132,129	$ 38,577,369
Issued in reinvestment of distributions	—	—	214,769	3,694,027
Redeemed	(605,247)	(6,258,585)	(3,566,374)	(58,915,781)
	(61,229)	(500,500)	(1,219,476)	(16,644,385)
Class II/Shares Authorized	50,000,000		50,000,000
Sold	101,078	1,076,769	721,261	13,331,860
Issued in reinvestment of distributions	—	—	71,623	1,226,895
Redeemed	(271,424)	(2,801,092)	(1,326,473)	(22,811,660)
	(170,346)	(1,724,323)	(533,589)	(8,252,905)
Net increase (decrease)	(231,575)	$(2,224,823)	(1,753,065)	$(24,897,290)

5. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

• Level 1 valuation inputs consist of actual quoted prices in an active market for identical securities;

• Level 2 valuation inputs consist of significant direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

• Level 3 valuation inputs consist of significant unobservable inputs (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not an indication of the risks associated with investing in these securities or other financial instruments.

19

The following is a summary of the valuation inputs used to determine the fair value of the fund’s securities and other financial instruments as of June 30, 2009:

	Level 1	Level 2	Level 3
Investment Securities
Domestic Common Stocks	$42,740,354	—	—
Foreign Common Stocks	5,820,146	$498,717	—
Temporary Cash Investments	8,493	500,000	—
Total Value of Investment Securities	$48,568,993	$998,717	—

Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$262	—
Total Unrealized Gain (Loss)
on Other Financial Instruments	—	$262	—

6. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund’s exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The risk of loss from non-performance by the counterparty may be reduced by the use of master netting agreements. During the six months ended June 30, 2009, the fund participated in forward foreign currency exchange contracts.

For the fund, the value of foreign currency risk derivatives as of June 30, 2009, is disclosed on the Statement of Assets and Liabilities as an asset of $262 in receivable for forward foreign currency exchange contracts. For the fund, for the six months ended June 30, 2009, the effect of foreign currency risk derivatives on the Statement of Operations was $33,899 in net realized gain (loss) on foreign currency transactions and $72,202 in change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies.

The value of derivative instruments at period end and the effect of derivatives on the Statement of Operations is indicative of the fund’s typical volume.

20

7. Interfund Lending

The fund, along with certain other funds in the American Century Investments family of funds, may participate in an interfund lending program, pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC). This program provides an alternative credit facility allowing the fund to borrow from or lend to other funds in the American Century Investments family of funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. The interfund loan rate earned/paid on interfund lending transactions is determined daily based on the average of certain current market rates. Interfund lending transactions normally extend only overnight, but can have a maximum duration of seven days. The program is subject to annual approval by the Board of Directors. During the six months ended June 30, 2009, the fund did not utilize the program.

8. Recently Issued Accounting Standards

In March 2008, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities — an amendment of FASB Statement No. 133” (FAS 161). FAS 161 is effective for interim periods beginning after November 15, 2008 and has been adopted by the fund. FAS 161 amends and expands disclosures about derivative instruments and hedging activities. FAS 161 requires qualitative disclosures about the objectives and strategies of derivative instruments, quantitative disclosures about the fair value amounts of and gains and losses on derivative instruments, and disclosures of credit-risk-related contingent features in hedging activities.

21

Financial Highlights
VP Vista

Class I
For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
	2009(1)	2008	2007	2006	2005	2004
Per-Share Data
Net Asset Value,
Beginning of Period	$10.77	$22.00	$15.74	$14.49	$13.40	$11.59
Income From
Investment Operations
Net Investment
Income (Loss)(2)	(0.02)	(0.08)	(0.09)	(0.05)	(0.05)	(0.01)
Net Realized and
Unrealized Gain (Loss)	0.20	(10.30)	6.35	1.35	1.14	1.82
Total From
Investment Operations	0.18	(10.38)	6.26	1.30	1.09	1.81
Distributions
From Net Realized Gains	—	(0.85)	—	(0.05)	—	—
Net Asset Value,
End of Period	$10.95	$10.77	$22.00	$15.74	$14.49	$13.40

Total Return(3)	1.67%	(48.62)%	39.77%	9.01%	8.13%	15.62%

Ratios/Supplemental Data
Ratio of Operating
Expenses to
Average Net Assets	1.00%(4)	1.01%	1.01%	1.00%	1.01%	1.00%
Ratio of Net Investment
Income (Loss) to
Average Net Assets	(0.43)%(4)	(0.50)%	(0.51)%	(0.31)%	(0.40)%	(0.05)%
Portfolio Turnover Rate	115%	203%	147%	215%	276%	252%
Net Assets, End of Period
(in thousands)	$37,806	$37,824	$104,126	$60,297	$16,863	$9,612

(1)	Six months ended June 30, 2009 (unaudited).
(2)	Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4)	Annualized.

See Notes to Financial Statements.

22

VP Vista

Class II
For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
	2009(1)	2008	2007	2006	2005(2)
Per-Share Data
Net Asset Value, Beginning of Period	$10.71	$21.92	$15.71	$14.48	$12.56
Income From Investment Operations
Net Investment Income (Loss)(3)	(0.03)	(0.11)	(0.15)	(0.07)	(0.05)
Net Realized and Unrealized Gain (Loss)	0.21	(10.25)	6.36	1.35	1.97
Total From Investment Operations	0.18	(10.36)	6.21	1.28	1.92
Distributions
From Net Realized Gains	—	(0.85)	—	(0.05)	—
Net Asset Value, End of Period	$10.89	$10.71	$21.92	$15.71	$14.48

Total Return(4)	1.68%	(48.71)%	39.53%	8.88%	15.29%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	1.15%(5)	1.16%	1.16%	1.15%	1.16%(5)
Ratio of Net Investment Income (Loss)
to Average Net Assets	(0.58)%(5)	(0.65)%	(0.66)%	(0.46)%	(0.55)%(5)
Portfolio Turnover Rate	115%	203%	147%	215%	276%(6)
Net Assets, End of Period (in thousands)	$11,455	$13,094	$38,499	$2,988	$1,250

(1)	Six months ended June 30, 2009 (unaudited).
(2)	April 29, 2005 (commencement of sale) through December 31, 2005.
(3)	Computed using average shares outstanding throughout the period.
(4)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(5)	Annualized.
(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended December 31, 2005.

See Notes to Financial Statements.

23

Approval of Management Agreement

Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated and approved by a majority of a fund’s independent directors (the “Directors”) each year. At American Century Investments, this process is referred to as the “15(c) Process.” As a part of this process, the board reviews fund performance, shareholder services, audit and compliance information, and a variety of other reports from the advisor concerning fund operations. In addition to this annual review, the board of directors oversees and evaluates on a continuous basis at its quarterly meetings the nature and quality of significant services performed by the advisor, fund performance, audit and compliance information, and a variety of other reports relating to fund operations. The board, or committees of the board, also holds special meetings as needed.

Under a Securities and Exchange Commission rule, each fund is required to disclose in its annual or semiannual report, as appropriate, the material factors and conclusions that formed the basis for the board’s approval or renewal of any advisory agreements within the fund’s most recently completed fiscal half-year period.

Annual Contract Review Process

As part of the annual 15(c) Process undertaken during the most recent fiscal half-year period, the Directors reviewed extensive data and information compiled by the advisor and certain independent providers of evaluative data (the “15(c) Providers”) concerning the VP Vista Fund (the “Fund”) and the services provided to the Fund under the management agreement. The information considered and the discussions held at the meetings included, but were not limited to:

• the nature, extent and quality of investment management, shareholder services and other services provided to the Fund;

• the wide range of programs and services the advisor provides to the Fund and their shareholders on a routine and non-routine basis;

• the compliance policies, procedures, and regulatory experience of the advisor;

• data comparing the cost of owning the Fund to the cost of owning a similar fund;

• data comparing the Fund’s performance to appropriate benchmarks and/ or a peer group of other mutual funds with similar investment objectives and strategies;

• financial data showing the profitability of the Fund to the advisor and the overall profitability of the advisor;

• data comparing services provided and charges to other investment management clients of the advisor; and

24

• consideration of collateral benefits derived by the advisor from the management of the Fund and any potential economies of scale relating thereto.

In keeping with its practice, the Fund’s board of directors held two in-person meetings and one telephonic meeting to review and discuss the information provided. The board also had the benefit of the advice of its independent counsel throughout the period.

Factors Considered

The Directors considered all of the information provided by the advisor, the 15(c) Providers, and the board’s independent counsel, and evaluated such information for each fund for which the board has responsibility. In connection with their review of the Fund, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management and subadvisory agreements under the terms ultimately determined by the board to be appropriate, the Directors’ decision was based on the following factors.

Nature, Extent and Quality of Services — Generally. Under the management agreement, the advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The board noted that under the management agreement, the advisor provides or arranges at its own expense a wide variety of services including:

• Fund construction and design

• portfolio security selection

• initial capitalization/funding

• securities trading

• Fund administration

• custody of Fund assets

• daily valuation of the Fund’s portfolio

• shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping and communications

• legal services

• regulatory and portfolio compliance

• financial reporting

• marketing and distribution

25

The Directors noted that many of the services provided by the advisor have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry and the changing regulatory environment. They discussed with the advisor the challenges presented by these changes and the impact on the Fund. In performing their evaluation, the Directors considered information received in connection with the annual review, as well as information provided on an ongoing basis at their regularly scheduled board and committee meetings.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments, and liquidity. In evaluating investment performance, the board expects the advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. At each quarterly meeting the Directors review investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of funds managed similarly to the Fund. The Directors also review detailed performance information during the 15(c) Process comparing the Fund’s performance with that of similar funds not managed by the advisor. If performance concerns are identified, the Directors discuss with the advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above the median for its peer group for the three-year period and below the median for the one-year period.

Shareholder and Other Services. The advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Directors review reports and evaluations of such services at their regular quarterly meetings, including the annual meeting concerning contract review, and reports to the board. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the advisor.

26

Costs of Services Provided and Profitability. The advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the advisor the methodology used to prepare this financial information. This financial information regarding the advisor is considered in order to evaluate the advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The board concluded that the advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Directors generally consider the advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Directors review information provided by the advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Directors concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The analysis of economies of scale is further complicated by the additional services and content provided by the advisor and its reinvestment in its ability to provide and expand those services. Accordingly, the Directors seek to evaluate economies of scale by reviewing other information, such as year-over-year profitability of the advisor generally, the profitability of its management of the Fund specifically, the expenses incurred by the advisor in providing various functions to the Fund, and the fees of competitive funds not managed by the advisor. The Directors believe the advisor is appropriately sharing economies of scale through its competitive fee structure, fee breakpoints as the Fund increases in size, and through reinvestment in its business to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The Fund pays the advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent directors (including their independent legal counsel). Under the unified fee structure, the advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, record-keeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the

27

Directors’ analysis of fee levels involves reviewing certain evaluative data compiled by a 15(c) Provider comparing the Fund’s unified fee to the total expense ratio of other funds in the Fund’s peer group and performing a regression analysis to evaluate the effect of fee breakpoints as assets under management increase. The unified fee charged to shareholders of the Fund was slightly above the median of the total expense ratios of its peer group. In addition, the Directors also reviewed updated fee level data provided by the advisor, but recognized that comparative data was particularly difficult to evaluate given the significant market developments during the past year. The board concluded that the management fee paid by the Fund to the advisor was reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Directors also requested and received information from the advisor concerning the nature of the services, fees, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Directors analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral Benefits Derived by the Advisor. The Directors considered the existence of collateral benefits the advisor may receive as a result of its relationship with the Fund. They concluded that the advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Directors noted that the advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit fund shareholders. The Directors also determined that the advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Directors concluded, however, that the assets of those other clients are not material to the analysis and, in any event, are included with the assets of the Fund to determine breakpoints in the Fund’s fee schedule, provided they are managed using the same investment team and strategy.

Conclusions of the Directors

As a result of this process, the board, including all of the independent directors, in the absence of particular circumstances and assisted by the advice of legal counsel that is independent of the advisor, taking into account all of the factors discussed above and the information provided by the advisor concluded that the investment management agreement between the Fund and the advisor is fair and reasonable in light of the services provided and should be renewed.

28

Additional Information

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-378-9878. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at ipro.americancentury.com (for Investment Professionals) and, upon request, by calling 1-800-378-9878.

29

Index Definitions

The following indices are used to illustrate investment market, sector, or style performance or to serve as a fund performance comparisons. They are not investment products available for purchase.

The Russell 1000® Index is a market-capitalization weighted, large-cap index created by Frank Russell Company to measure the performance of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell 1000® Growth Index measures the performance of those Russell 1000 Index companies (the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell 1000® Value Index measures the performance of those Russell 1000 Index companies (the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The Russell 2000® Index is a market-capitalization weighted index created by Frank Russell Company to measure the performance of the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell 2000® Growth Index measures the performance of those Russell 2000 Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell 2000® Value Index measures the performance of those Russell 2000 Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The Russell Midcap® Index measures the performance of the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell Midcap® Growth Index measures the performance of those Russell Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell Midcap® Value Index measures the performance of those Russell Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

30

Notes

31

Notes

32

Contact Us
americancentury.com
Automated Information Line	1-800-345-8765
Investment Professional Service Representatives	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113
American Century Variable Portfolios, Inc.
Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor

©2009 American Century Proprietary Holdings, Inc. All rights reserved.

0908
CL-SAN-66145

ITEM 2.  CODE OF ETHICS.

Not applicable for semiannual report filings.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable for semiannual report filings.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable for semiannual report filings.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.  INVESTMENTS.

(a)	The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

(b)	Not applicable.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

ITEM 11.  CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS.

(a)(1)	Not applicable for semiannual report filings.

(a)(2)
Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are filed and attached hereto as EX-99.CERT.

(a)(3)	Not applicable.

(b)	A certification by the registrant’s chief executive officer and chief financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as EX- 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President

Date:	August 17, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President
(principal executive officer)

Date:	August 17, 2009

By:	/s/ Robert J. Leach
	Name:	Robert J. Leach
	Title:	Vice President, Treasurer, and
Chief Financial Officer
(principal financial officer)

Date:	August 17, 2009